          As filed with the Securities and Exchange Commission on March 29, 2000
                                 Securities Act of 1933 Registration No. 2-80543
                        Investment Company Act of 1940 Registration No. 811-3605

                ______________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]
     Pre-Effective Amendment No. ____   [_]
     Post-Effective Amendment No. 44    [X]
                                        and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No. 45                   [X]
                       (Check appropriate box or boxes)

                ______________________________________________

                         NORTHERN INSTITUTIONAL FUNDS
              (Exact Name of Registrant as Specified in Charter)

                            50 South LaSalle Street
                            Chicago, Illinois 60675
                   (Address of Principal Executive Offices)

                                 800-637-1380
             (Registrant's Telephone Number, including Area Code)

                ______________________________________________

Name and Address of Agent for Service:
W. Bruce McConnel, III                        with a copy to:
Drinker Biddle & Reath LLP                    Linda Hoard, Assistant Secretary
One Logan Square                              PFPC Inc.
18/th/ and Cherry Streets                     101 Federal Street, 6/th/ Floor
Philadelphia, Pennsylvania                    Boston, Massachusetts 02110
19103-6996



Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It Is Proposed That This Filing Become Effective (Check Appropriate Box):
     [X] immediately upon filing pursuant to paragraph (b)
     [_] on (date) pursuant to paragraph (b)
     [_] 60 days after filing pursuant to paragraph (a)(1)
     [_] On (date)pursuant to paragraph (a)(1)
     [_] 75 days after filing pursuant to paragraph (a)(2)
     [_] On (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                              ================
                                                                  NORTHERN
                                                                  --------
                                                               INSTITUTIONAL
                                                                    FUNDS
                                                              ================
                                                                            (SM)

     Fixed Income and
     Equity Portfolios


                                                                   APRIL 1, 2000
Prospectus

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Northern Institutional Funds
--------------------------------------------------------------------------------

     FIXED INCOME AND EQUITY PORTFOLIOS


          . U.S. Government Securities Portfolio
          ---------------------------------------------------------------------
          . Short-Intermediate Bond Portfolio
          ---------------------------------------------------------------------
          . Intermediate Bond Portfolio
          ---------------------------------------------------------------------
          . U.S. Treasury Index Portfolio
          ---------------------------------------------------------------------
          . Bond Portfolio
          ---------------------------------------------------------------------
          . International Bond Portfolio
          ---------------------------------------------------------------------
          . Balanced Portfolio
          ---------------------------------------------------------------------
          . Equity Index Portfolio
          ---------------------------------------------------------------------
          . Diversified Growth Portfolio
          ---------------------------------------------------------------------
          . Focused Growth Portfolio
          ---------------------------------------------------------------------
          . MarketCommand Portfolio
          ---------------------------------------------------------------------
          . Mid Cap Growth Portfolio
          ---------------------------------------------------------------------
          . Small Company Index Portfolio
          ---------------------------------------------------------------------
          . Small Company Growth Portfolio
          ---------------------------------------------------------------------
          . International Equity Index Portfolio
          ---------------------------------------------------------------------
          . International Growth Portfolio
          ---------------------------------------------------------------------


          Prospectus dated April 1, 2000

          An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Portfolio involves investment risks, including possible loss of principal.

          The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


Table of Contents
--------------------------------------------------------------------------------

OVERVIEW
Overview                                                                       4
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

Information about the objectives, principal strategies and risk characteristics of each Portfolio

Fixed Income Portfolios
     ...........................................................................
     U.S. Government Securities Portfolio                                      5
     ...........................................................................
     Short-Intermediate Bond Portfolio                                         6
     ...........................................................................
     Intermediate Bond Portfolio                                               7
     ...........................................................................
     U.S. Treasury Index Portfolio                                             8
     ...........................................................................
     Bond Portfolio                                                            9
     ...........................................................................
     International Bond Portfolio                                             10
     Balanced Portfolio                                                       12

Equity Portfolios
     ...........................................................................
     Equity Index Portfolio                                                   14
     ...........................................................................
     Diversified Growth Portfolio                                             15
     ...........................................................................
     Focused Growth Portfolio                                                 16
     ...........................................................................
     MarketCommand Portfolio                                                  17
     ...........................................................................
     Mid Cap Growth Portfolio                                                 18
     ...........................................................................
     Small Company Growth Portfolio                                           20
     ...........................................................................
     International Equity Index Portfolio                                     21
     ...........................................................................
     International Growth Portfolio                                           22
--------------------------------------------------------------------------------
Principal Investment Risks                                                    23
--------------------------------------------------------------------------------
Portfolio Performance                                                         26
     ...........................................................................
     U.S. Government Securities Portfolio                                     27
     ...........................................................................
     Short-Intermediate Bond Portfolio                                        28
     ...........................................................................
     Intermediate Bond Portfolio                                              29
     ...........................................................................
     U.S. Treasury Index Portfolio                                            30
     ...........................................................................
     Bond Portfolio                                                           31
     ...........................................................................
     International Bond Portfolio                                             32
     ...........................................................................
     Balanced Portfolio                                                       33
     ...........................................................................
     Equity Index Portfolio                                                   34
     ...........................................................................
     Diversified Growth Portfolio                                             35
     ...........................................................................
     Focused Growth Portfolio                                                 36
     ...........................................................................
     Small Company Index Portfolio                                            37
     ...........................................................................
     International Equity Index Portfolio                                     38
     ...........................................................................
     International Growth Portfolio                                           39
--------------------------------------------------------------------------------
Portfolio Fees and Expenses                                                   42
--------------------------------------------------------------------------------

MANAGEMENT OF THE PORTFOLIOS

Details that apply to the Portfolios as a group


Investment Advisers                                                           53
--------------------------------------------------------------------------------
Advisory Fees                                                                 54
--------------------------------------------------------------------------------
Portfolio Management                                                          55
--------------------------------------------------------------------------------
Other Portfolio Management Information                                        57
--------------------------------------------------------------------------------
Other Portfolio Services                                                      57

--------------------------------------------------------------------------------

ABOUT YOUR ACCOUNT

How to open, maintain
and close an account


Purchasing and Selling Shares                                                 58
     ...........................................................................
     Purchasing Shares                                                        58
     ...........................................................................
     Opening an Account                                                       58
     ...........................................................................
     Selling Shares                                                           59
--------------------------------------------------------------------------------
Account Policies and Other Information                                        60
     ...........................................................................
     Purchase and Redemption Minimums                                         60
     ...........................................................................
     Calculating Share Price                                                  60
     ...........................................................................
     Timing of Purchase Requests                                              60
     ...........................................................................
     Additional Transaction Fee                                               60
     ...........................................................................
     Tax Identification Number                                                61
     ...........................................................................
     In-Kind Purchases and Redemptions                                        61
     ...........................................................................
     Miscellaneous Purchase Information                                       61
     ...........................................................................
     Timing of Redemption and Exchange Requests                               61
     ...........................................................................
     Miscellaneous Redemption Information                                     61
     ...........................................................................
     Exchange Privileges                                                      62
     ...........................................................................
     Telephone Transactions                                                   62
     ...........................................................................
     Making Changes to Your Account Information                               62
     ...........................................................................
     Business Day                                                             62
     ...........................................................................
     Early Closings                                                           62
     ...........................................................................
     Authorized Intermediaries                                                62
     ...........................................................................
     Servicing Agents                                                         62
--------------------------------------------------------------------------------
Dividends and Distributions                                                   64
--------------------------------------------------------------------------------
Tax Considerations                                                            65

--------------------------------------------------------------------------------

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

Risks, Securities, Techniques and Financial Information                       67
     ...........................................................................
     Additional Information on Investment Objectives, Principal
     Investment Strategies and Related Risks                                  67
     ...........................................................................
     Additional Description of Securities and Common
     Investment Techniques Disclaimers                                        72
--------------------------------------------------------------------------------
Financial Information                                                         83
     ...........................................................................
Financial Highlights                                                          84
--------------------------------------------------------------------------------

FOR MORE INFORMATION

Annual/Semiannual Report                                                     109
--------------------------------------------------------------------------------
Statement of Additional Information                                          109

Overview


Northern Institutional Funds (the "Trust") offers a selection of investment portfolios to institutional investors, each with a distinct investment objective and risk/reward profile.

The descriptions on the following pages may help you choose the portfolios that best fit your investment needs. Keep in mind, however, that no portfolio can guarantee it will meet its investment objective, and no portfolio should be relied upon as a complete investment program.

This Prospectus describes the six fixed income, one balanced and nine equity portfolios (the "Portfolios") currently offered by the Trust. Each Portfolio is authorized to offer three classes of shares: Class A, Class C and Class D Shares. The Trust also offers three classes of shares of its five money market portfolios which are described in a separate prospectus. In addition to the instruments described on the pages below, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading "Risks, Securities, Techniques and Financial Information" beginning on page 67 and the Statement of Additional Information. As used in this Prospectus the term "equity securities" includes common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interest in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights.

                                                             Risk/Return Summary

U.S. Government Securities Portfolio

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return with minimal reasonable risk.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal market conditions, at least 65% of its total assets in a broad range of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements relating to such securities. These may include:

 . U.S. Treasury bills, notes and bonds

 . Obligations of U.S. government agencies and instrumentalities

 . Mortgage-related securities issued by U.S. government agencies

 . Stripped securities evidencing ownership of future interest or principal payments on obligations of the U.S. government, its agencies or instrumentalities

 . Structured debt securities that are issued or guaranteed directly by the U.S.
  government, its agencies or instrumentalities

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency and mortgage-related securities) that the team believes will provide a favorable total return in light of these risks. In this regard, the management team will consider not only the income the Portfolio will receive from its investments, but also the likelihood that particular securities or types of securities will have a more favorable or improving credit outlook. The investment management team may engage in active trading, and will not consider portfolio turnover rate a limiting factor in making decisions for the Portfolio.

The Portfolio's dollar-weighted average maturity will, under normal market conditions, range between one and five years.


In seeking to achieve its investment objective, the Portfolio may make significant investments in structured debt securities that are issued or guaranteed directly by the U.S. government, its agencies or instrumentalities. Like other types of U.S. government securities, the U.S. government, agency or instrumentality that issues or guarantees a structured debt security is obligated to make principal and interest payments on the security. Structured debt securities, however, are considered to be derivative instruments because the value of the principal of and/or interest on these securities is based on changes in the value of specific currencies, interest rates, indices or other financial indicators. For these reasons structured debt securities present additional risk. The Portfolio may also invest, to a lesser extent, in futures contracts, options and swaps for both hedging and non-hedging purposes.

Risks. These primary investment risks apply to the Portfolio: interest rate/maturity, prepayment (or call), debt extension, government securities and derivatives. See page 66 for these risks and primary risks common to all Portfolios.

Short-Intermediate Bond Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal market conditions, at least 65% of its total assets in a broad range of bonds and other fixed income securities. These may include:

 . Obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations

 . Obligations of state, local and foreign governments

 . Obligations of domestic and foreign banks and corporations

 . Zero coupon bonds, debentures, preferred stock and convertible securities

 . Mortgage and other asset-backed securities

 . Stripped securities evidencing ownership of future interest or principal payments on debt obligations

Although the Portfolio primarily invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization), it may invest to a limited extent in obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks. In this regard, the management team will consider not only the income the Portfolio will receive from its investments, but also the likelihood that particular securities or types of securities will have a more favorable or improving credit outlook.

The Portfolio's dollar-weighted average maturity will, under normal market conditions, range between two and five years.


In seeking to achieve its investment objective, the Portfolio may make significant investments in structured debt securities, which are derivative instruments. The value of the principal of and/or interest on structured debt securities is based on changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators. The Portfolio may also invest, to a lesser extent, in futures contracts, options and swaps for both hedging and non-hedging purposes.

Risks. These primary investment risks apply to the Portfolio: interest rate/maturity, credit (or default), prepayment (or call), debt extension, currency, country, foreign regulatory, high-yield and derivatives risks. See page 67 for these risks and primary risks common to all Portfolios.

                                                             Risk/Return Summary

Intermediate Bond Portfolio

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return consistent with reasonable risk.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal market conditions, at least 65% of its total assets in a broad range of bonds and other fixed income securities. These may include:

 . Obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations

 . Obligations of state, local and foreign governments

 . Obligations of domestic and foreign banks and corporations

 . Zero coupon bonds, debentures, preferred stock and convertible securities

 . Mortgage and other asset-backed securities

 . Stripped securities evidencing ownership of future interest or principal payments on debt obligations

Although the Portfolio primarily invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization), it may invest to a limited extent in obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks. In this regard, the management team will consider not only the income the Portfolio will receive from its investments, but also the likelihood that particular securities or types of securities will have a more favorable or improving credit outlook.

The Portfolio's dollar-weighted average maturity will, under normal market conditions, range between three and ten years.


In seeking to achieve its investment objective, the Portfolio may make significant investments in structured debt securities, which are derivative instruments. The value of the principal of and/or interest on structured debt securities is based on changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators. The Portfolio may also invest, to a lesser extent, in futures contracts, options and swaps for both hedging and non-hedging purposes.

Risks. These primary investment risks apply to the Portfolio: interest rate/maturity, credit (or default), prepayment (or call), debt extension, derivatives, currency, country, foreign regulatory high-yield and portfolio turnover risks. See page 67 for these risks and primary risks common to all Portfolios.

U.S. Treasury Index Portfolio

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the performance of the Lehman Brothers Treasury Bond Index (the "Lehman Index").

The Lehman Index is an unmanaged index that includes a broad range of U.S. Treasury obligations and is considered representative of U.S. Treasury bond performance overall. As of November 30, 1999, the duration of Lehman Index was
5.37 years.

Lehman Brothers ("Lehman") does not endorse any of the securities in the Index. It is not a sponsor of the U.S. Treasury Index Portfolio and is not affiliated with the Portfolio in any way.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS


Investment Strategies. Under normal market conditions, the Portfolio will invest substantially all (at least 80%) of its total assets in a representative sample of the U.S. Treasury obligations included in the Lehman Index. The Portfolio will buy and sell securities with the goal of achieving an overall duration and total return similar to that of the Lehman Index.


The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the Lehman Index using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of fund investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Because the Portfolio will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the Index.

The Investment Adviser expects that, under normal market conditions, the quarterly performance of the Portfolio, before expenses, will track the performance of the Lehman Index within a .95 correlation coefficient.


In seeking to achieve its investment objective, the Portfolio may make investments in structured debt securities, which are derivative instruments. The value of the principal of and/or interest on structured debt securities is based on changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators. The Portfolio may also invest, to a lesser extent, in futures contracts, options and swaps for both hedging and non-hedging purposes.


Risks. These primary investment risks apply to the Portfolio: tracking, interest rate/maturity, prepayment (or call), debt extension, derivatives and government securities risks. See page 67 for these risks and primary risks common to all Portfolios.

                                                             Risk/Return Summary

Bond Portfolio

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return consistent with reasonable risk.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal market conditions, at least 65% of its total assets in a broad range of bonds and other fixed income securities. These may include:

 . Obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations

 . Obligations of state, local and foreign governments

 . Obligations of domestic and foreign banks and corporations

 . Zero coupon bonds, debentures, preferred stock and convertible securities

 . Mortgage and other asset-backed securities

 . Stripped securities evidencing ownership of future interest or principal payments on debt obligations

Although the Portfolio invests primarily in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization), it may invest to a limited extent in obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks. In this regard, the management team will consider not only the income the Portfolio will receive from its investments, but also the likelihood that particular securities or types of securities will have a more favorable or improving credit outlook.

The Portfolio's dollar-weighted average maturity will, under normal market conditions, range between five and fifteen years.


In seeking to achieve its investment objective, the Portfolio may make significant investments in structured debt securities, which are derivative instruments. The value of the principal of and/or interest on structured debt securities is based on changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators. The Portfolio may also invest, to a lesser extent, in futures contracts, options and swaps for both hedging and non-hedging purposes.


Risks. These primary investment risks apply to the Portfolio: interest rate/maturity, credit (or default), prepayment (or call), debt extension, derivatives, currency, country, foreign regulatory and high-yield risks. See page 67 for these risks and primary risks common to all Portfolios.

International Bond Portfolio

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return consistent with reasonable risk.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. The Portfolio will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Portfolio will invest, under normal market conditions, at least 65% of its total assets in a broad range of bonds and other fixed income securities of foreign issuers. These may include:

 . Obligations of foreign governments, their agencies and instrumentalities . Obligations of supranational organizations (such as the World Bank)
 . Obligations of foreign corporations and banks

 . Zero coupon bonds, debentures, preferred stock and convertible securities of foreign issuers

 . Mortgage and other asset-backed securities of foreign issuers


The Portfolio will invest in the securities of issuers located in at least three different foreign countries. Although the Portfolio primarily invests in mature markets (such as Germany and Japan), it may to a lesser extent also make investments in emerging markets (such as Argentina and China). Investments are made based on the portfolio management team's outlook for the relative economic growth, expected inflation and other economic and political prospects of each country or region.


The Portfolio may also invest a portion of its assets in domestic obligations, including obligations of the U.S. government, its agencies and instrumentalities and repurchase agreements collateralized by such obligations. It may also invest in the obligations of domestic banks and corporations, zero coupon bonds, debentures and convertible debentures, and mortgage and other asset-backed securities.

Although the Portfolio primarily invests in investment grade fixed income securities (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization), it may invest to a limited extent in securities that are rated below investment grade ("junk bonds").

In buying and selling securities for the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as foreign governmental, supranational and foreign corporate obligations) that the team believes will provide a favorable return in light of these risks. In this regard, the management team will consider not only the income the Portfolio will receive from its investments, but also the likelihood that particular securities or types of securities will have a more favorable or improving credit outlook.

The Portfolio's dollar-weighted average maturity will, under normal market conditions, range between three and eleven years.


In seeking to achieve its investment objective, the Portfolio may make significant investments in structured debt securities, which are derivative instruments. The value of the principal of and/or interest on structured debt securities is based on changes in the value of

--------------------------------------------------------------------------------
specific currencies, interest rates, commodities, indices or other financial indicators. The Portfolio may also invest, to a lesser extent, in futures contracts, options, swaps and currency contracts for both hedging and non-hedging purposes.


The Portfolio is "non-diversified" under the Investment Company Act of 1940 (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.


Risks. These primary investment risks apply to the Portfolio: interest rate/maturity, credit (or default), prepayment (or call), debt extension, derivatives, currency, country, foreign regulatory, emerging markets, high-yield and non-diversification risks. See page 67 for these risks and primary risks common to all Portfolios.

                                                             RISK/RETURN SUMMARY

Balanced Portfolio

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation and current income.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking long-term capital appreciation and current income, the Portfolio will, under normal market conditions, invest up to 75% of the value of its total assets in equity securities and at least 25% in fixed income securities. Within these limitations, the actual mix of assets will vary depending on the investment management team's analysis of market and economic conditions, including expected earnings, growth in earnings, long-term interest rates and risk premiums. When, for example, this analysis indicates that the equity market is overvalued relative to the fixed income market, the investment management team would allocate a greater percentage of the Portfolio's assets to fixed income securities.

When investing in equity securities, the Portfolio generally invests in the equity securities of a broad mix of companies. Such companies generally will have market capitalizations in excess of $750 million. Although the Portfolio primarily invests in the common stocks of U.S. companies, it may invest to a limited extent in the stocks of foreign issuers. Using fundamental research and quantitative analysis, the investment management team buys equity securities it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities in order to maintain the desired equity securities composition of the Portfolio. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

 . Sales and earnings growth
 . Return on equity
 . Debt to equity ratio
 . Market share and competitive leadership of the company's products

In buying and selling securities for the fixed income portion of the Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks. In this regard, the management team will consider not only the income the Portfolio will receive from its investments, but also the likelihood that particular securities or types of securities will have a more favorable or improving credit outlook.

The Portfolio invests in a broad range of fixed income securities, including:

 . Obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations
 . Obligations of state, local and foreign governments
 . Obligations of domestic and foreign banks and corporations

 . Zero coupon bonds, debentures, preferred stock and convertible securities

 . Mortgage and other asset-backed securities
 . Stripped securities evidencing ownership of future interest or principal payments on debt obligations

Although the Portfolio primarily invests in domestic fixed income obligations that are

--------------------------------------------------------------------------------
investment grade (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization), it may invest to a limited extent in fixed income obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").

The dollar-weighted average maturity of the fixed income portion of the Portfolio will, under normal market conditions, range between two and ten years.


In seeking to achieve its investment objective, the Portfolio may make significant investments in structured debt securities, which are derivative instruments. The value of the principal of and/or interest on structured debt securities is based on changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators. The Portfolio may also invest, to a lesser extent, in futures contracts, options and swaps for both hedging and non-hedging purposes.

Risks. These primary investment risks apply to the Portfolio: interest rate/maturity, credit (or default), prepayment (or call), debt extension, derivatives, currency, country, foreign regulatory, high-yield and stock risks. See page 67 for these risks and primary risks common to all Portfolios.

Equity Index Portfolio

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Standard & Poor's ("S&P") 500 Composite Stock Price Index ("S&P 500(R) Index").

The S&P 500(R) Index is an unmanaged index which includes 500 companies operating across a broad spectrum of the U.S. economy, and its performance is widely considered representative of the U.S. stock market as a whole.


The companies chosen for inclusion in the Index tend to be industry leaders within the U.S. economy as determined by Standard & Poor's. However, companies are not selected by S&P for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. As of November 30, 1999, the approximate market capitalization range of companies included in the S&P 500(R) Index was between $395 million and $464.7 billion.

S&P does not endorse any stock in the S&P 500(R) Index. It is not a sponsor of the Equity Index Portfolio and is not affiliated with the Portfolio in any way.


--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. Under normal market conditions, the Portfolio will invest substantially all (at least 80%) of its total assets in the equity securities of the companies that make up the S&P 500(R) Index, in weightings that approximate the relative composition of the securities contained in the Index.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the S&P 500(R) Index using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of fund investment management for this Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the Index. Because the Portfolio will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the Index.

Under normal market conditions, it is expected that the quarterly performance of the Portfolio, before expenses, will track the performance of the S&P 500(R) Index within a .95 correlation coefficient.

Risks. These primary investment risks apply to the Portfolio: stock and tracking risk. See page 67 for these risks and primary risks common to all Portfolios.

                                                             RISK/RETURN SUMMARY


Diversified Growth Portfolio

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation with income a secondary consideration.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking long-term capital appreciation, the Portfolio will, under normal market conditions, invest at least 65% of its total assets in the equity securities of a broad mix of companies. Such companies generally will have market capitalizations in excess of $750 million. Although the Portfolio primarily invests in the common stocks of U.S. companies, it may invest to a limited extent in the stocks of foreign issuers.

Using fundamental research and quantitative analysis, the investment management team buys securities it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Portfolio, which may change in response to market conditions. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

 . Sales and earnings growth
 . Return on equity
 . Debt to equity ratio
 . Market share and competitive leadership of the company's products

Risks. These primary investment risks apply to the Portfolio: stock, currency, country and foreign regulatory risks. See page 67 for these risks and primary risks common to all Portfolios.

Focused Growth Portfolio

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS


Investment Strategies. In seeking long-term capital appreciation, the Portfolio will, under normal market conditions, invest at least 65% of its total assets in the equity securities of a somewhat smaller number of companies (generally less than 100) that are selected by the investment management team for their growth potential. Such companies generally will have market capitalizations in excess of $750 million. Although the Portfolio primarily invests in the common stocks of U.S. companies, it may invest to a limited extent in the securities of foreign issuers.


Using fundamental research and quantitative analysis, the investment management team buys securities it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

 . Sales and earnings growth
 . Return on equity
 . Debt to equity ratio
 . Market share and competitive leadership of the company's products

The Portfolio may, from time to time, emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.


Risks. These primary investment risks apply to the Portfolio: stock, technology stock, currency, country, foreign regulatory and portfolio turnover risks. See page 67 for these risks and primary risks common to all Portfolios.

                                                             RISK/RETURN SUMMARY


MarketCommand Portfolio

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking long-term capital appreciation, the Portfolio will, under normal market conditions, invest primarily (and at least 65% of its total assets) in the equity securities of a focused group of companies that the investment management team believes have significant "market command," that is, companies possessing dominant market share and other characteristics, including patents, strong brand names and economies of scale, which allow these companies to protect that share. The Portfolio will normally focus its investments in the equity securities of 20 to 40 such companies with market capitalization in excess of $300 million.

Using fundamental research and quantitative analysis, the investment management team first screens a broad universe of companies in order to identify a group of firms with "market command characteristics. From this group, the management team then employs further quantitative analysis to select a narrower group of companies expected to achieve superior returns (based on an analysis of expected earnings) but whose stock is deemed to be undervalued relative to the market. Once a company's stock is selected for inclusion, the investment management team monitors its continued appropriateness for the Portfolio. The management team might decide to sell, for example, when a company shifts its emphasis from a traditional core business (from which the majority of profits are derived) to another business, or experiences an erosion of its market command or when the management team identifies a more attractive investment opportunity or determines that a company's full value has been achieved.

Although the Portfolio invests primarily in the securities of U.S. companies, it may invest to a limited extent in the stock of foreign issuers. The Portfolio is "non-diversified" under the 1940 Act and may invest more of its assets in fewer issuers than "diversified" mutual funds.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.


Risks. These primary investment risks apply to the Portfolio: stock, small company stock, portfolio turnover, currency, country, foreign regulatory, technology stock and non-diversification risks. See page 67 for these risks and primary risks common to all Portfolios.

Mid Cap Growth Portfolio

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS


Investment Strategies. In seeking long-term capital appreciation, the Portfolio will invest, under normal market conditions, at least 65% of its total assets in the equity securities of companies with market capitalizations, at the time of purchase, that are within the range of the Standard & Poor's ("S&P") MidCap 400 Stock Index ("S&P MidCap 400(R) Index").


Using fundamental research and quantitative analysis, the investment management team buys securities of mid-sized companies that it believes have favorable characteristics such as above average sales, earnings growth and competitive returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In doing so, the investment management team considers factors such as a company's:

 . Financial condition (such as debt to equity ratio)
 . Market share and competitive leadership of the company's products
 . Earnings growth relative to relevant competitors
 . Market valuation in comparison to securities of other companies and the stock's own historical norms


As of November 30, 1999, the approximate market capitalization range of the companies included in the S&P MidCap 400(R) Index was between $195.0 million and $23.4 billion. However, the Portfolio is not limited to the stocks included in the S&P MidCap 400(R) Index and may invest in other stocks that meet the Investment Adviser's criteria discussed above.

S&P does not endorse any stock in the Index. It is not a sponsor of the Mid Cap Growth Portfolio and is not affiliated with the Portfolio in any way.

Although the Portfolio primarily invests in the stocks of U.S. companies, it may invest to a limited extent in the securities of foreign issuers.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These primary investment risks apply to the Portfolio: stock, mid cap stock, currency, country, foreign regulatory and portfolio turnover risks. See page 67 for these risks and primary risks common to all Portfolios.

                                                             RISK/RETURN SUMMARY

Small Company Index Portfolio

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000 Index.


The Russell 2000 Index is a market value-weighted index which includes stocks of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index includes stocks of the 3,000 largest companies based in the United States. The Russell 2000 Index is widely considered representative of smaller company stock performance as a whole. The companies in the Russell 2000 Index are selected according to their total market capitalization. However, companies are not selected by Frank Russell & Company ("Russell") for inclusion in the Index because they are expected to have superior stock price performance relative to the stock market in general or other stocks in particular. As of November 30, 1999, the approximate market capitalization range of the companies included in the Russell 2000 Index was between $2.7 million and $6.0 billion.


Russell does not endorse any stock in the Russell 2000 Index. It is not a sponsor of the Small Company Index Portfolio and is not affiliated with the Portfolio in any way.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. Under normal market conditions, the Portfolio will invest substantially all (at least 80%) of its total assets in the equity securities included in the Russell 2000 Index, in weightings that approximate the relative composition of securities contained in the Index.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the Russell 2000 Index by using sophisticated computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of fund investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the Index. Because the Portfolio will have fees and transaction expenses (while the Index has none), returns are likely to be below those of the Index.

Under normal market conditions, it is expected that the quarterly performance of the Portfolio, before expenses, will track the performance of the Russell 2000 Index within a .95 correlation coefficient.


Risks. These primary investment risks apply to the Portfolio: stock, tracking, small company stock and portfolio turnover risks. See page 67 for these risks and primary risks common to all Portfolios.

Small Company Growth Portfolio

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking long-term capital appreciation, the Portfolio will invest, under normal market conditions, at least 65% of its total assets in the equity securities of companies with market capitalizations that are, at the time of purchase, within the range of the Russell 2000 Index.

Using fundamental research and quantitative analysis, the investment management team buys securities of small companies that it believes have favorable characteristics such as above average sales and earnings growth and competitive returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In doing so, the investment management team considers factors such as a company's:

 . Financial condition (such as debt to equity ratio)
 . Market share and competitive leadership of the company's products
 . Earnings growth relative to relevant competitors
 . Market valuation in comparison to securities of other small cap companies and the stock's own historical norms

As of November 30, 1999, the approximate market capitalization range of the companies included in the Russell 2000 Index was between $2.7 million and $6.0 billion. The Portfolio, however, is not limited to the stocks in the Russell 2000 Index, and may invest in other stocks that meet the Investment Adviser's criteria discussed above.

Russell does not endorse any stock in the Index. It is not a sponsor of the Small Company Growth Portfolio and is not affiliated with the Portfolio in any way.

Although the Portfolio primarily invests in the stocks of U.S. companies, it may invest to a limited extent in the securities of foreign issuers.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These primary investment risks apply to the Portfolio: stock, small company stock, currency, country, foreign regulatory and portfolio turnover risks. See page 67 for these risks and primary risks common to all Portfolios.

                                                             RISK/RETURN SUMMARY


International Equity Index Portfolio

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities in the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE(R) Index").

The EAFE(R) Index is a broad-based market capitalization weighted index that includes more than 1,000 securities in twenty foreign countries. It is widely considered representative of foreign stock market performance overall.

Morgan Stanley Capital International ("MSCI") does not endorse any of the securities in the EAFE(R) Index. It is not a sponsor of the International Equity Index Portfolio and is not affiliated with the Portfolio in any way.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. Under normal market conditions, the Portfolio will invest substantially all (at least 80%) of its total assets in the equity securities included in the EAFE(R) Index, in weightings that approximate the relative composition of the securities contained in the Index.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the EAFE(R) Index by using sophisticated computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of fund investment management for the Portfolio, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the EAFE(R) Index. Because the Portfolio will have fees and transaction expenses (while the EAFE(R) Index has none), returns are likely to be below those of the EAFE(R) Index.

Because the proportion of assets allocated to each country will approximate the relative country weights in the EAFE(R) Index, more than 25% of the Portfolio's assets may be invested in a single country (such as the United Kingdom and Japan). This may make the Portfolio's performance more dependent upon the performance of a single country than if the Portfolio allocated its assets among issuers in a larger number of countries.

Under normal market conditions, it is expected that the quarterly performance of the Portfolio, before expenses, will track the performance of the EAFE(R) Index within a .95 correlation coefficient.

Risks. These primary investment risks apply to the Portfolio: stock, tracking, currency, country and foreign regulatory risks. See page 67 for these risks and primary risks common to all Portfolios.

International Growth Portfolio

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies. In seeking long-term capital appreciation, the Portfolio will, under normal market conditions, invest at least 65% of its total assets in the equity securities of a broad mix of foreign companies. Such companies generally will have market capitalizations in excess of $750 million.

Using fundamental research and quantitative analysis, the investment management team buys securities of foreign companies that it believes to have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these characteristics. The team may also sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as:

 . Sales and earnings growth
 . Return on equity.
 . Debt to equity ratio
 . Market share and competitive leadership of the company's products


The Portfolio will invest in the equity stocks of issuers located in at least three different foreign countries. Although the Portfolio primarily invests in mature markets (such as Germany and Japan), it may to a lesser extent also make investments in emerging markets (such as Argentina and China). In determining whether to invest in a particular country or region, the investment management team looks at a number of factors, including a country's (or region's) :


 . Prospects for economic growth
 . Expected level of inflation
 . Government policies influencing business conditions
 . Outlook for currency relationships

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Risks. These primary investment risks apply to the Portfolio: stock, currency, country, foreign regulatory, emerging markets and portfolio turnover risks. See page 67 for these risks and primary risks common to all Portfolios.

                                                             RISK/RETURN SUMMARY

Principal Investment Risks

     All investments carry some degree of risk which will affect the value of a Portfolio's investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Portfolio.

     An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     The following summarizes the principal risks that apply to the Portfolios and may result in a loss of your investment.

--------------------------------------------------------------------------------
RISKS THAT APPLY TO ALL PORTFOLIOS

Market risk is the risk that the value of the securities in which a Portfolio invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.

Liquidity risk is the risk that a Portfolio will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

--------------------------------------------------------------------------------
RISKS THAT APPLY PRIMARILY TO THE FIXED INCOME AND BALANCED PORTFOLIOS

Interest rate/maturity risk is the risk that increases in prevailing interest rates will cause fixed income securities held by a Portfolio to decline in value. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term securities.

Credit (or default) risk is the risk that an issuer of fixed income securities held by a Portfolio may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. Investment grade bonds are generally believed to have relatively low degrees of credit risk.

Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Portfolio may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Portfolio's income, total return and share price.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.

Derivatives risk is the risk that loss may result from a Portfolio's investments in options, futures, swaps, structured debt securities and other derivative instruments, which may be leveraged. Investments in derivative instruments may result in losses exceeding the amounts invested.

--------------------------------------------------------------------------------

RISK THAT APPLIES PRIMARILY TO THE U.S. GOVERNMENT SECURITIES AND U.S. TREASURY INDEX PORTFOLIOS

Government securities risk is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

--------------------------------------------------------------------------------

RISK THAT APPLIES TO THE U.S. TREASURY INDEX, EQUITY INDEX, SMALL COMPANY INDEX AND INTERNATIONAL EQUITY INDEX PORTFOLIOS.

Tracking risk is the risk that a Portfolio's performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

--------------------------------------------------------------------------------

RISK THAT APPLIES PRIMARILY TO THE EQUITY AND BALANCED PORTFOLIOS

Stock risk is the risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

--------------------------------------------------------------------------------

RISK THAT APPLIES PRIMARILY TO THE SMALL COMPANY INDEX AND SMALL COMPANY GROWTH PORTFOLIOS

Small company stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

--------------------------------------------------------------------------------


RISK THAT APPLIES PRIMARILY TO THE FOCUSED GROWTH AND MARKETCOMMAND PORTFOLIO

Technology stock risk is the risk that stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.


--------------------------------------------------------------------------------

RISK THAT APPLIES PRIMARILY TO THE MID CAP GROWTH PORTFOLIO

Mid cap stock risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

                                                             RISK/RETURN SUMMARY

--------------------------------------------------------------------------------

RISK THAT APPLIES PRIMARILY TO THE MARKETCOMMAND AND INTERNATIONAL BOND
PORTFOLIOS

Non-diversification risk is the risk that a non-diversified portfolio may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments.

--------------------------------------------------------------------------------

OTHER RISKS

High-yield risk may impact the value of non-investment grade securities held by a Portfolio. Generally, these securities, sometimes known as "junk bonds," are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for them, which could make it harder to sell them at an acceptable price. These and related risks mean that a Portfolio may not achieve the expected income from non-investment grade securities and that its share price may be adversely affected by declines in the value of these securities.

Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates.

Country risk is the potential for price fluctuations in foreign securities because of political, financial and economic events in foreign countries. Investment of more than 25% of a Portfolio's total assets in securities of issuers located in one country will subject the Portfolio to increased country risk with respect to the particular country.

Foreign regulatory risk is the risk that a foreign security could lose value because of less stringent foreign securities regulations and accounting and disclosure standards.

Emerging markets risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.


Portfolio turnover risk is the risk that high portfolio turnover is likely to result in increased Portfolio expenses which may result in lower investment returns. High portfolio turnover is also likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rates of the Intermediate Bond, Focused Growth, Small Company Index and International Growth Portfolios exceeded 100%. It is expected that the annual portfolio turnover rates of the Small Company Growth, MarketCommand Portfolio and Mid Cap Growth Portfolios may also exceed 100%.


More information about the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 67.

Portfolio Performance


Each Portfolio is authorized to offer three classes of shares-Class A, Class C and Class D. The bar charts and tables below provide an indication of the risks of investing in a Portfolio by showing: (a) changes in the performance of a Portfolio's Class A Shares from year to year, and (b) how the average annual returns of a Portfolio's outstanding classes of shares compare to those of a broad-based securities market index.

The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects expense limitations (as set forth in the Footnotes to the Portfolio Fees and Expenses table on page
48) that were in effect during the periods presented. If expense limitations were not in place, a Portfolio's performance would have been reduced. Because the operating expenses of each Portfolio's Class A Shares are lower than the expenses of its Class C and Class D Shares, the performance of the Class A Shares is higher than the performance of these other share classes.

The bar chart and performance table have been omitted for the Small Company Growth, Mid Cap Growth and MarketCommand Portfolios because these Portfolios have been in operation for less than one calendar year.

                                                             RISK/RETURN SUMMARY

U.S. Government Securities Portfolio


Calendar Year Total Return (Class A)


1994                    -0.71%
1995                    11.84%
1996                     4.14%
1997                     6.76%
1998                     6.93%
1999                     2.09%


Best and Worst
Quarterly Performance
 for the periods ended December 31, 1999):



Best Quarter Return
      Q1 '95
     +3.51%

          Q1 '94
         -1.13%

           Worst Quarter Return


Average Annual Total Return
(for periods ended December 31, 1999)


                                                               Since
                                         1 Year    5 Year    Inception
------------------------------------------------------------------------
Class A (Inception 4/5/93)                2.09%     6.31%     5.05%

Merrill Lynch 1-5 Government Index*       2.10%     6.77%     5.31%
------------------------------------------------------------------------
Class C (Inception 12/29/95)**              --        --        --

Merrill Lynch 1-5 Government Index*       2.10%     6.77%     5.32%
------------------------------------------------------------------------
Class D (Inception 9/15/94)               1.70%     5.89      5.41%

Merrill Lynch 1-5 Government Index*       2.10%     6.77      6.50%
------------------------------------------------------------------------

*The Index figures do not reflect any fees or expenses.
**From February 10, 1999 to the date of this Prospectus, no Class C shares of the U.S. Government Securities Portfolio were held by shareholders. Class C shares of the U.S. Government Securities Portfolio will have substantially similar annual returns when compared with Class A shares of the U.S. Government Securities Portfolio because shares of both Class A and Class C are invested in the same portfolio of securities. The annual returns of Class A and Class C shares will differ only to the extent that the share classes do not have the same expenses. Annual returns reflected since inception will also differ as the classes do not have the same inception date.

Portfolio Performance continued

Short-Intermediate Bond Portfolio

Calendar Year Total Return (Class A)


1994                 0.91%
1995                12.06%
1996                 4.55%
1997                 6.76%
1998                 7.69%
1999                 1.41%


Best and Worst

Quarterly Performance
 for the periods ended December 31, 1999):



  Best Quarter Return
        Q2 '95

        +3.96%

            Q1 '94
           -0.65%


           Worst Quarter Return


Average Annual Total Return
(for the periods ended December 31, 1999)



                                                                         Since
                                                      1 Year   5 Year  Inception
--------------------------------------------------------------------------------
Class A (Inception 1/11/93)                            1.41%    6.43%     7.28%

Merrill Lynch 1-5 Corporate/Government Bond Index*     2.19%    6.86%     5.81%
--------------------------------------------------------------------------------
Class D (Inception 9/14/94)                            1.03%    6.01      7.13%

Merrill Lynch 1-5 Corporate/Government Bond Index*     2.19%    6.86      6.29%
--------------------------------------------------------------------------------


*The Index figures do not reflect any fees or expenses.

                                                             RISK/RETURN SUMMARY

Intermediate Bond Portfolio

Calendar Year Total Return (Class A)


1998            7.11%
1999           -7.98%


Best and Worst
Quarterly Performance
(for the periods ended December 31, 1999):



Best Quarter Return
      Q3 '98
      +2.94%

      Q2 '99
      -0.64%

        Worst Quarter Return



Average Annual Total Return
(for the periods ended December 31, 1999)



                                                             Since
                                   1 Year      5 Year      Inception
------------------------------------------------------------------------
Class A (Inception 8/1/97)         -7.98%        N/A         3.55%

Lehman Brothers Intermediate
Government/Corporate Bond Index*   -6.17%        N/A         4.76%
------------------------------------------------------------------------


*The Index figures do not reflect any fees or expenses.

Portfolio Performance continued

U.S. TREASURY INDEX PORTFOLIO


     Calendar Year Total Return (Class A)
     1994       -3.41%

     1995       17.83%

     1996        2.57%

     1997        9.64%

     1998        9.89%

     1999       -2.93%



     Best and Worst Quarterly Performance
     (for the periods ended December 31, 1999):

     Best Quarter Return
     Q2 '95
     +6.23%

     Worst Quarter Return
     Q1 '94
     -2.94%




     Average Annual Total Return
     (for the periods ended December 31, 1999)
                                                                     Since
                                                  1 Year    5 Year Inception
     -----------------------------------------------------------------------
     Class A (Inception 1/11/93)                   -2.93%    7.16%   6.05%
     Lehman Brothers Treasury Bond Index*          -2.53%    7.38%   5.98%
     -----------------------------------------------------------------------
     Class D (Inception 11/16/94)                  -2.99%    6.75%   6.78%
     Lehman Brothers Treasury Bond Index*          -2.53%    7.38%   5.38%
     -----------------------------------------------------------------------


     *The Index figures do not reflect any fees or expenses.

                                                             RISK/RETURN SUMMARY

BOND PORTFOLIO



     Calendar Year Total Return (Class A)
     1994       -3.84%

     1995       22.70%

     1996        3.39%

     1997       10.00%

     1998        9.29%

     1999       -2.39%


     Best and Worst Quarterly Performance
     (for the periods ended December 31, 1999):


     Best Quarter Return
     Q2 '95
     +7.65%

     Worst Quarter Return
     Q1 '94
     -2.27%



     Average Annual Total Return
     (for the periods ended December 31, 1999)
                                                                                  Since
                                                            1 Year     5 Year   Inception
     ------------------------------------------------------------------------------------
     Class A (Inception 1/11/93)                            -2.39%     8.29%      6.90%
     Lehman Brothers Government/Corporate Bond Index*       -2.15%     7.61%      6.42%
     Lehman Brothers Aggregate Bond Index**                 -0.82%     7.73%      6.42%
     ------------------------------------------------------------------------------------
     Class C (Inception 7/3/95)                             -2.68%     8.04%      5.92%
     Lehman Brothers Government/Corporate Bond Index*       -2.15%     7.61%      5.83%
     Lehman Brothers Aggregate Bond Index**                 -0.82%     7.73%      6.04%
     -----------------------------------------------------------------------------------
     Class D (Inception 9/14/94)                            -2.83%     7.85%      7.36%
     Lehman Brothers Government/Corporate Bond Index*       -2.15%     7.61%      6.89%
     Lehman Brothers Aggregate Bond Index**                 -0.82%     7.73%      7.01%
     -----------------------------------------------------------------------------------


     *   The Index figures do not reflect any fees or expenses.

     ** The Lehman Brothers Aggregate Bond Index, an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer, is replacing the Lehman Brothers Government/Corporate Bond Index as the Northern Institutional Bond Portfolio's performance benchmark. The Lehman Brothers Aggregate Bond Index is a broader measure of the U.S. dollar-denominated investment grade fixed income market and includes government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities. It is therefore expected to be a better benchmark comparison of the Portfolio's performance. The Index figures do not reflect any fees or expenses.

Portfolio Performance continued

INTERNATIONAL BOND PORTFOLIO


     Calendar Year Total Return (Class A)
     1995      20.58%

     1996       7.18%

     1997      -3.42%

     1998      15.45%

     1999      -6.17%


     Best and Worst Quarterly Performance
     (for the periods ended December 31, 1999):


     Best Quarter Return
     Q1 '95
     +10.88%

     Worst Quarter Return
     Q1 '97
     -5.91%


     Average Annual Total Return
     (for the periods ended December 31, 1999)

                                                                               Since
                                                            1 Year   5 Year  Inception
     ---------------------------------------------------------------------------------
     Class A (Inception 3/28/94)                            -7.98%    5.80%    5.68%
     J.P. Morgan Non-U.S. Global Government Bond Index*     -6.17%    6.37%    6.18%
     ----------------------------------------------------------------------------------
     Class D (Inception 11/20/95)**                              --       --       --
     J.P. Morgan Non-U.S. Global Government Bond Index*     -6.17%    6.37%    3.20%
     ----------------------------------------------------------------------------------

     *The Index figures do not reflect any fees or expenses.
     **From August 22, 1999 to the date of this Prospectus, no Class D shares of the International Bond Portfolio were held by shareholders. Class D shares of the International Bond Portfolio will have substantially similar annual returns when compared with Class A shares of the International Bond Portfolio because shares of both Class A and Class D are invested in the same portfolio of securities. The annual returns of Class A and Class D shares will differ only to the extent that the share classes do not have the same expenses. Annual returns reflected since inception will also differ as the classes do not have the same inception date.

                                                             RISK/RETURN SUMMARY

BALANCED PORTFOLIO


     Calendar Year Total Return (Class A)
     1994        -6.01%

     1995        20.59%

     1996        11.23%

     1997        20.21%

     1998        23.37%

     1999        12.76%


     Best and Worst Quarterly Performance
     (for the periods ended December 31, 1999):


     Best Quarter Return
     Q4 '98
     +13.43%

     Worst Quarter Return
     Q3 '98
     -4.71%



     Average Annual Total Return
     (for the periods ended December 31, 1999)
                                                                                              Since
                                                                   1 Year        5 Year     Inception
     ------------------------------------------------------------------------------------------------
     Class A (Inception 7/1/93)                                    12.76%        17.34%      12.88%
     Lehman Bros. Intermediate Government/Corporate Bond Index*     0.39%        07.10%       5.49%
     S&P 500(R) Index*                                             21.03%        28.54%      22.46%
     ------------------------------------------------------------------------------------------------
     Class C (Inception 12/29/95)                                  12.68%          N/A       16.29%
     Lehman Bros. Intermediate Government/Corporate Bond Index*     0.39%          N/A        5.13%
     S&P 500(R) Index*                                             21.03%          N/A       26.39%
     ------------------------------------------------------------------------------------------------
     Class D (Inception 2/20/96)                                   12.33%          N/A       16.14%
     Lehman Bros. Intermediate Government/Corporate Bond Index*     0.39%          N/A        5.44%
     S&P 500(R) Index*                                             21.03%          N/A       26.22%
     ------------------------------------------------------------------------------------------------


     ** The Index figures do not reflect any fees or expenses.

Portfolio Performance continued

EQUITY INDEX PORTFOLIO


     Calendar Year Total Return (Class A)
     1994      1.15%

     1995     37.18%

     1996     22.65%

     1997     32.74%

     1998     28.31%

     1999     20.61%


     Best and Worst Quarterly Performance
     (for the periods ended December 31, 1999):

     Best Quarter Return
     Q4 '98

     +21.22%


     Worst Quarter Return
     Q3 '98
     -9.98%

     Average Annual Total Return
     (for the periods ended December 31, 1999)
                                                                Since
                                           1 Year   5 Year   Inception
     -----------------------------------------------------------------

     Class A (Inception 1/11/93)           20.61%   28.15%     21.53%
     -----------------------------------------------------------------
     S&P 500(R) Index*                     21.03%   28.54%     21.52%
     -----------------------------------------------------------------
     Class C (Inception 9/28/95)           20.31%    N/A       25.58%
     -----------------------------------------------------------------
     S&P 500(R) Index*                     21.03%    N/A       26.39%
     -----------------------------------------------------------------
     Class D (Inception 9/14/94)           20.22%   27.73%     25.70%
     -----------------------------------------------------------------
     S&P 500(R) Index*                     21.03%   28.54%     25.97%
     -----------------------------------------------------------------


     * The Index figures do not reflect any fees or expenses.

                                                             RISK/RETURN SUMMARY

DIVERSIFIED GROWTH PORTFOLIO


     Calendar Year Total Return (Class A)
     1994         -9.37%

     1995         24.54%

     1996         17.46%

     1997         31.36%

     1998         34.96%

     1999         22.82%


     Best and Worst Quarterly Performance
     (for the periods ended December 31, 1999):

     Best Quarter Return
     Q4 '98

     +24.46%

     Worst Quarter Return
     Q3 '98
     -9.75%


     Average Annual Total Return
     (for the periods ended December 31, 1999)
                                                                  Since
                                           1 Year      5 Year   Inception
     --------------------------------------------------------------------

     Class A (Inception 1/11/93)           22.82%      26.06%     18.17%
     S&P 500(R) Index*                     21.03%      28.54%     21.52%
     --------------------------------------------------------------------
     Class D (Inception 9/14/94)           22.16%      22.57%     22.90%
     S&P 500(R) Index*                     21.03%      28.54%     25.97%

     --------------------------------------------------------------------

     * The Index figures do not reflect any fees or expenses.

Portfolio Performance continued

FOCUSED GROWTH PORTFOLIO


     Calendar Year Total Return (Class A)
     1994        -6.62%

     1995        23.67%

     1996        14.26%

     1997        33.68%

     1998        36.50%

     1999        34.78%


     Best and Worst Quarterly Performance
     (for the periods ended December 31, 1999):

     Best Quarter Return
     Q4 '98

     +27.60%

     Worst Quarter Return
     Q3 '98
     -11.04%


     Average Annual Total Return
     (for the periods ended December 31, 1999)
                                                                 Since
                                          1 Year      5 Year   Inception
     -------------------------------------------------------------------

     Class A (Inception 7/1/93)           34.78%      28.29%    21.21%
     S&P 500(R) Index*                    21.03%      28.54%    22.46%
     -------------------------------------------------------------------
     Class C (Inception 6/14/96)          34.47%        N/A     29.72%
     S&P 500(R) Index*                    21.03%        N/A     26.60%
     -------------------------------------------------------------------
     Class D (Inception 12/8/94)          34.27%      27.80%    28.68%
     S&P 500(R) Index*                    21.03%      28.54%    28.41%

     -------------------------------------------------------------------

     * The Index figures do not reflect any fees or expenses.

                                                             RISK/RETURN SUMMARY

SMALL COMPANY INDEX PORTFOLIO


     Calendar Year Total Return (Class A)*
     1994      -2.28%

     1995      27.68%

     1996      15.85%

     1997      22.16%

     1998      -2.85%

     1999      20.21%


     Best and Worst Quarterly Performance
     (for the periods ended December 31, 1999):

     Best Quarter Return

     Q4 '99
     +18.24%


     Worst Quarter Return
     Q3 '98
     -20.10%


     * The returns in the bar chart do not reflect the special transaction fee which is charged on the purchase of shares and is explained on pages 58 and
     59. If the bar chart did reflect such fee, returns would be less than those shown.


     Average Annual Total Return
     (for the periods ended December 31, 1999)
                                                                 Since
                                         1 Year      5 Year    Inception
     -------------------------------------------------------------------

     Class A (Inception 1/11/93)         20.21%      16.11%      13.60%
     Russell 2000 Index**                21.26%      16.69%      14.15%
     -------------------------------------------------------------------
     Class D (Inception 12/8/94)         19.41%      15.69%      16.80%
     Russell 2000 Index**                21.26%      16.69%      17.02%

     -------------------------------------------------------------------

     ** The Index figures do not reflect any fees or expenses.

Portfolio Performance continued

INTERNATIONAL EQUITY INDEX PORTFOLIO


     Calendar Year Total Return (Class A)*
     1998      18.94%

     1999      26.06%


     Best and Worst Quarterly Performance
     (for the periods ended December 31, 1999):

     Best Quarter Return
     Q4 '98

     +19.84%

     Worst Quarter Return
     Q3 '98
     -14.07%



     * The return in the bar chart does not reflect the special transaction fee which is charged on the purchase of shares and is explained on pages 58 and
     59. If the bar chart did reflect such fee, the return would be less than that shown.

     Average Annual Total Return
     (for the periods ended December 31, 1999)
                                                                 Since
                                        1 Year        5 Year   Inception

     --------------------------------------------------------------------
     Class A (Inception 4/1/97)         26.06%         N/A       18.49%
     MSCI EAFE Index**                  26.96%         N/A       17.97%
     --------------------------------------------------------------------


     ** The Index figures do not reflect any fees or expenses.

                                                             RISK/RETURN SUMMARY

INTERNATIONAL GROWTH PORTFOLIO


     Calendar Year Total Return (Class A)
     1995      2.53%

     1996      5.13%

     1997      6.46%

     1998     24.52%

     1999     35.35%


     Best and Worst Quarterly Performance
     (for the periods ended December 31, 1999):

     Best Quarter Return
     Q4 '98

     +19.00%

     Worst Quarter Return
     Q3 '98
     -13.75%


     Average Annual Total Return
     (for the periods ended December 31, 1999)
                                                                Since
                                        1 Year      5 Year    Inception
     ------------------------------------------------------------------

     Class A (Inception 3/28/94)        35.35%      14.11%      12.28%
     MSCI EAFE(R) Index*                26.96%      12.83%       8.86%

     ------------------------------------------------------------------

     * The Index figures do not reflect any fees or expenses.

Broad-Based Securities Market Indices Descriptions

--------------------------------------------------------------------------------

The Merrill Lynch 1-5 Government Index is an unmanaged index of prices of U.S. Treasury notes with maturities of one to five years.

The Lehman Brothers Intermediate Government/ Corporate Bond Index is an unmanaged index of prices of U.S. government and corporate bonds with remaining maturities of one to ten years.


The Lehman Brothers Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.


The Lehman Brothers Treasury Bond Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.

The J.P. Morgan Non-U.S. Global Government Bond Index is an unmanaged index of prices of non-U.S. government bonds with maturities of one to thirty years.

The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Russell 2000 Index is an unmanaged index which tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

The MSCI EAFE(R) Index is the Morgan Stanley Capital International Europe, Australia and Far East Index, an unmanaged index which tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East.


S&P MidCap 400(R) Index is an unmanaged index generally representative of the U.S. market for medium cap stocks.

Merrill Lynch 1-5 Corporate/Government Bond Index is an unmanaged index of prices of U.S. government and corporate bonds with maturities of one to five years.

Lehman Brothers Government/Corporate Bond Index is an unmanaged index of prices of U.S. government and corporate bonds with not less than one year to maturity.

                      This Page Intentionally Left Blank

Portfolio Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold Class A, C or D Shares of the Portfolios. Each class of shares represents pro rata interests in a Portfolio except that different shareholder servicing and transfer agency fees are payable due to the varying levels of administrative support and transfer agency services provided to each class. Please note that the following information does not reflect any charges which may be imposed by The Northern Trust Company ("Northern"), its affiliates, correspondent banks and other institutions on their customers. (For more information, please see "Account Policies and Other Information" on page 60.)

As indicated below, the Small Company Index and International Equity Index Portfolios charge an additional transaction fee on the purchase of shares.


                                  Shareholder Fees (fees paid directly from your investment)
                                  --------------------------------------------------------------------------------------------------
                                                      Additional
                                                      Transaction                         Sales Charge
                                  Sales Charge         Fee (as a                             (Load)
                                     (Load)           percentage                           Imposed on
                                   Imposed on         of amount      Deferred Sales        Reinvested        Redemption     Exchange
Portfolio                          Purchases          invested)      Charge (Load)       Distributions          Fees          Fees
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities
  Class A......................      None               None            None                 None               None          None
  Class C......................      None               None            None                 None               None          None
  Class D......................      None               None            None                 None               None          None
------------------------------------------------------------------------------------------------------------------------------------
Short-Intermediate Bond
  Class A......................      None               None            None                 None               None          None
  Class C......................      None               None            None                 None               None          None
  Class D......................      None               None            None                 None               None          None
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond
  Class A......................      None               None            None                 None               None          None
  Class C......................      None               None            None                 None               None          None
  Class D......................      None               None            None                 None               None          None
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Index
  Class A......................      None               None            None                 None               None          None
  Class C......................      None               None            None                 None               None          None
  Class D......................      None               None            None                 None               None          None
------------------------------------------------------------------------------------------------------------------------------------
Bond
  Class A......................      None               None            None                 None               None          None
  Class C......................      None               None            None                 None               None          None
  Class D......................      None               None            None                 None               None          None
------------------------------------------------------------------------------------------------------------------------------------
International Bond
  Class A......................      None               None            None                 None               None          None
  Class C......................      None               None            None                 None               None          None
  Class D......................      None               None            None                 None               None          None
------------------------------------------------------------------------------------------------------------------------------------

                                                             RISK/RETURN SUMMARY



                                  Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
                                  ---------------------------------------------------------------------------------------------
                                                                                                                   Total Annual
                                                                                                       Other         Portfolio
                                   Management     Distribution     Other   Servicing    Transfer      Operating      Operating
Portfolio                           Fees /1/      (12b-1) Fees   Expenses    Fees      Agency Fees   Expenses/2/     Expenses/3/
-------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities
  Class A......................      0.60%             None        0.17%    None        0.01%          0.16%           0.77%
  Class C......................      0.60%             None        0.41%    0.15%       0.10%          0.16%           1.01%
  Class D......................      0.60%             None        0.56%    0.25%       0.15%          0.16%           1.16%
-------------------------------------------------------------------------------------------------------------------------------
Short-Intermediate Bond
  Class A......................      0.60%             None        0.16%    None        0.01%          0.15%           0.76%
  Class C......................      0.60%             None        0.40%    0.15%       0.10%          0.15%           1.00%
  Class D......................      0.60%             None        0.55%    0.25%       0.15%          0.15%           1.15%
-------------------------------------------------------------------------------------------------------------------------------
Intermediate Bond
  Class A......................      0.60%             None        0.20%    None        0.01%          0.19%           0.08%
  Class C......................      0.60%             None        0.44%    0.15%       0.10%          0.19%           1.04%
  Class D......................      0.60%             None        0.59%    0.25%       0.15%          0.19%           1.19%
-------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Index
  Class A......................      0.40%             None        0.37%    None        0.01%          0.36%           0.77%
  Class C......................      0.40%             None        0.61%    0.15%       0.10%          0.36%           1.01%
  Class D......................      0.40%             None        0.76%    0.25%       0.15%          0.36%           1.16%
-------------------------------------------------------------------------------------------------------------------------------
Bond
  Class A......................      0.60%             None        0.14%    None        0.01%          0.13%           0.74%
  Class C......................      0.60%             None        0.38%    0.15%       0.10%          0.13%           0.98%
  Class D......................      0.60%             None        0.53%    0.25%       0.15%          0.13%           1.13%
-------------------------------------------------------------------------------------------------------------------------------
International Bond
  Class A......................      0.90%             None        0.54%    None        0.01%          0.53%           1.44%
  Class C......................      0.90%             None        0.78%    0.15%       0.10%          0.53%           1.68%
  Class D......................      0.90%             None        0.93%    0.25%       0.15%          0.53%           1.83%
-------------------------------------------------------------------------------------------------------------------------------

Portfolio Fees and Expenses continued



                                  Shareholder Fees (fees paid directly from your investment)
                                  --------------------------------------------------------------------------------------------------
                                                      Additional
                                                      Transaction                         Sales Charge
                                  Sales Charge         Fee (as a                             (Load)
                                     (Load)           percentage                           Imposed on
                                   Imposed on         of amount      Deferred Sales        Reinvested        Redemption     Exchange
Portfolio                          Purchases          invested)      Charge (Load)       Distributions          Fees          Fees
------------------------------------------------------------------------------------------------------------------------------------
Balanced
  Class A......................      None               None             None                None               None          None
  Class C......................      None               None             None                None               None          None
  Class D......................      None               None             None                None               None          None
------------------------------------------------------------------------------------------------------------------------------------
Equity Index
  Class A......................      None               None             None                None               None          None
  Class C......................      None               None             None                None               None          None
  Class D......................      None               None             None                None               None          None
------------------------------------------------------------------------------------------------------------------------------------
Diversified Growth
  Class A......................      None               None             None                None               None          None
  Class C......................      None               None             None                None               None          None
  Class D......................      None               None             None                None               None          None
------------------------------------------------------------------------------------------------------------------------------------
Focused Growth
  Class A......................      None               None             None                None               None          None
  Class C......................      None               None             None                None               None          None
  Class D......................      None               None             None                None               None          None
------------------------------------------------------------------------------------------------------------------------------------
MarketCommand
  Class A......................      None               None             None                None               None          None
  Class C......................      None               None             None                None               None          None
  Class D......................      None               None             None                None               None          None
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth
  Class A......................      None               None             None                None               None          None
  Class C......................      None               None             None                None               None          None
  Class D......................      None               None             None                None               None          None
------------------------------------------------------------------------------------------------------------------------------------
Small Company Index
  Class A......................      None               0.50%            None                None               None          None
  Class C......................      None               0.50%            None                None               None          None
  Class D......................      None               0.50%            None                None               None          None
------------------------------------------------------------------------------------------------------------------------------------

                                                             RISK/RETURN SUMMARY


                                  Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
                                  ---------------------------------------------------------------------------------------------
                                                                                                                   Total Annual
                                                                                                       Other         Portfolio
                                   Management     Distribution     Other   Sevicing    Transfer      Operating       Operating
Portfolio                           Fees /1/      (12b-1) Fees   Expenses   Fees      Agency Fees   Expenses/2/     Expenses/3/
-------------------------------------------------------------------------------------------------------------------------------
Balanced
  Class A......................      0.80%           None         0.19%     None          0.01%         0.18%          0.99%
  Class C......................      0.80%           None         0.43%     0.15%         0.10%         0.18%          1.23%
  Class D......................      0.80%           None         0.58%     0.25%         0.15%         0.18%          1.38%
-------------------------------------------------------------------------------------------------------------------------------
Equity Index
  Class A......................      0.30%           None         0.14%     None          0.01%         0.13%          0.44%
  Class C......................      0.30%           None         0.38%     0.15%         0.10%         0.13%          0.68%
  Class D......................      0.30%           None         0.53%     0.25%         0.15%         0.13%          0.83%
-------------------------------------------------------------------------------------------------------------------------------
Diversified Growth
  Class A......................      0.80%           None         0.16%     None          0.01%         0.15%          0.96%
  Class C......................      0.80%           None         0.40%     0.15%         0.10%         0.15%          1.20%
  Class D......................      0.80%           None         0.55%     0.25%         0.15%         0.15%          1.35%
-------------------------------------------------------------------------------------------------------------------------------
Focused Growth
  Class A......................      1.10%           None         0.16%     None          0.01%         0.15%          1.26%
  Class C......................      1.10%           None         0.40%     0.15%         0.10%         0.15%          1.50%
  Class D......................      1.10%           None         0.55%     0.25%         0.15%         0.15%          1.65%
-------------------------------------------------------------------------------------------------------------------------------
MarketCommand
  Class A......................      1.10%           None         0.58%     None          0.01%         0.57%          1.68%
  Class C......................      1.10%           None         0.82%     0.15%         0.10%         0.57%          1.92%
  Class D......................      1.10%           None         0.97%     0.25%         0.15%         0.57%          2.07%
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth
  Class A......................      1.10%           None         0.58%     None          0.01%         0.57%          1.68%
  Class C......................      1.10%           None         0.82%     0.15%         0.10%         0.57%          1.92%
  Class D......................      1.10%           None         0.97%     0.25%         0.15%         0.57%          2.07%
-------------------------------------------------------------------------------------------------------------------------------
Small Company Index
  Class A......................      0.40%           None         0.41%     None          0.01%         0.40%          0.81%
  Class C......................      0.40%           None         0.65%     0.15%         0.10%         0.40%          1.05%
  Class D......................      0.40%           None         0.80%     0.25%         0.15%         0.40%          1.20%
-------------------------------------------------------------------------------------------------------------------------------

Portfolio Fees and Expenses continued

                                  Shareholder Fees (fees paid directly from your investment)
                                  --------------------------------------------------------------------------------------------------
                                                      Additional
                                                      Transaction                         Sales Charge
                                  Sales Charge         Fee (as a                             (Load)
                                     (Load)           percentage                           Imposed on
                                   Imposed on         of amount      Deferred Sales        Reinvested        Redemption     Exchange
Portfolio                          Purchases          invested)      Charge (Load)       Distributions          Fees          Fees
------------------------------------------------------------------------------------------------------------------------------------
Small Company Growth
  Class A......................       None              None             None                None               None          None
  Class C......................       None              None             None                None               None          None
  Class D......................       None              None             None                None               None          None
------------------------------------------------------------------------------------------------------------------------------------
International Equity Index
  Class A......................       None              1.00%            None                None               None          None
  Class C......................       None              1.00%            None                None               None          None
  Class D......................       None              1.00%            None                None               None          None
------------------------------------------------------------------------------------------------------------------------------------
International Growth
  Class A......................       None              None             None                None               None          None
  Class C......................       None              None             None                None               None          None
  Class D......................       None              None             None                None               None          None
------------------------------------------------------------------------------------------------------------------------------------

                                                             RISK/RETURN SUMMARY


                                  Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
                                  ---------------------------------------------------------------------------------------------
                                                                                                                   Total Annual
                                                                                                       Other         Portfolio
                                   Management     Distribution     Other   Servicing    Transfer      Operating       Operating
Portfolio                           Fees /1/      (12b-1) Fees   Expenses    Fees      Agency Fees   Expenses/2/     Expenses/3/
-------------------------------------------------------------------------------------------------------------------------------
Small Company Growth
  Class A......................       1.10%           None          0.19%    None         0.01%         0.18%           1.29%
  Class C......................       1.10%           None          0.43%    0.15%        0.10%         0.18%           1.53%
  Class D......................       1.10%           None          0.58%    0.25%        0.15%         0.18%           1.68%
-------------------------------------------------------------------------------------------------------------------------------
International Equity Index
  Class A......................       0.50%           None          0.41%    None         0.01%         0.40%           0.91%
  Class C......................       0.50%           None          0.65%    0.15%        0.10%         0.40%           1.15%
  Class D......................       0.50%           None          0.80%    0.25%        0.15%         0.40%           1.30%
-------------------------------------------------------------------------------------------------------------------------------
International Growth
  Class A......................       1.00%           None          0.31%    None         0.01%         0.30%           1.31%
  Class C......................       1.00%           None          0.55%    0.15%        0.10%         0.30%           1.55%
  Class D......................       1.00%           None          0.70%    0.25%        0.15%         0.30%           1.70%
-------------------------------------------------------------------------------------------------------------------------------

Portfolio Fees and Expenses continued

--------------------------------------------------------------------------------

Footnotes


/1/For the fiscal year ended November 30, 1999, Northern and Northern Trust
   Quantitative Advisors, Inc. (collectively, the "Investment Advisers") voluntarily waived a portion of their management fees. As a result of the fee waiver, actual management fees paid by the U.S. Government Securities, Short-Intermediate Bond, Intermediate Bond, U.S. Treasury Index, Bond, International Bond, Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Index, International Equity Index and International Growth Portfolios were 0.25%, 0.25%, 0.25%, 0.15%, 0.25%, 0.70%, 0.50%,
   0.10%, 0.55%, 0.80%, 0.20%, 0.25% and 0.80%, respectively, of the Portfolios'
   average daily net assets. As of the date of this Prospectus, Northern intends to waive voluntarily a portion of its management fee for the MarketCommand, Mid Cap Growth and Small Company Growth Portfolios so that the actual management fees paid by each of these Portfolios will be 0.80% for the current fiscal year. Fee waivers may be terminated at any time at the option of the Investment Advisers.



/2/"Other Operating Expenses" include administration or co-administration fees and all other ordinary operating expenses of the Portfolios not listed above. Northern and PFPC Inc., formerly First Data Investor Services Group, Inc. ("PFPC"), serve as the Portfolios' co-administrators, and are entitled to a co-administration fee from the Portfolios at an administration fee at an annual rate of 0.15% of the average daily net assets of each all of the International Equity Index, International Growth and International Bond Portfolios, and 0.10% of the average daily net assets of each other Portfolio. Under the Co-Administration Agreement with the Trust, which may be amended without shareholder approval, the co-administrators have agreed to reimburse expenses (including fees payable to Northern and PFPC as co-administrators, but excluding management fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis 0.25% of the International Equity Index, International Growth and International Bond Portfolios" average daily net assets, and 0.10% of each other Portfolio's average daily net assets. The MarketCommand, Mid Cap
   Growth and Small Company Growth Portfolios did not conduct investment operations during the fiscal year ended November 30, 1999. As a result, "Other Operating Expenses" for those Portfolios are based on estimated amounts the Portfolios expect to pay during the current fiscal year.


/3/Set forth below are the management fees, distribution (12b-1) fees, other expenses and total annual operating expenses actually paid (for share classes that were outstanding) or which would have been paid (for share classes that were not outstanding) during the fiscal year ended November 30, 1999 as a result of fee waivers and expense reimbursements.

                                                             RISK/RETURN SUMMARY

                                    Management    Distribution      Other            Total Annual
Portfolio                             Fees        (12b-1) Fees     Expenses        Operating Expenses
-----------------------------------------------------------------------------------------------------
U.S. Government
Securities
 Class A.........................     0.25%          0.00%          0.11%                0.36%
 Class C.........................     0.25%          0.00%          0.35%                0.60%
 Class D.........................     0.25%          0.00%          0.50%                0.75%
-----------------------------------------------------------------------------------------------------
Short-Intermediate Bond
 Class A.........................     0.25%          0.00%          0.11%                0.36%
 Class C.........................     0.25%          0.00%          0.35%                0.60%
 Class D.........................     0.25%          0.00%          0.50%                0.75%
-----------------------------------------------------------------------------------------------------
Intermediate Bond
 Class A.........................     0.25%          0.00%          0.11%                0.36%
 Class C.........................     0.25%          0.00%          0.35%                0.60%
 Class D.........................     0.25%          0.00%          0.50%                0.75%
-----------------------------------------------------------------------------------------------------
U.S. Treasury Index
 Class A.........................     0.15%          0.00%          0.11%                0.26%
 Class C.........................     0.15%          0.00%          0.35%                0.50%
 Class D.........................     0.15%          0.00%          0.50%                0.65%
----------------------------------------------------------------------------------------------------
Bond
 Class A.........................     0.25%          0.00%          0.11%                0.36%
 Class C.........................     0.25%          0.00%          0.35%                0.60%
 Class D.........................     0.25%          0.00%          0.50%                0.75%
----------------------------------------------------------------------------------------------------
International Bond
 Class A.........................     0.70%          0.00%          0.26%                0.96%
 Class C.........................     0.70%          0.00%          0.50%                1.20%
 Class D.........................     0.70%          0.00%          0.65%                1.35%
----------------------------------------------------------------------------------------------------
Balanced
 Class A.........................     0.50%          0.00%          0.11%                0.61%
 Class C.........................     0.50%          0.00%          0.35%                0.85%
 Class D.........................     0.50%          0.00%          0.50%                1.00%
-----------------------------------------------------------------------------------------------------
Equity Index
 Class A.........................     0.10%          0.00%          0.11%                0.21%
 Class C.........................     0.10%          0.00%          0.35%                0.45%
 Class D.........................     0.10%          0.00%          0.50%                0.60%
------------------------------------------------------------------------------------------------------
Diversified Growth
 Class A.........................     0.55%          0.00%          0.12%                0.67%
 Class C.........................     0.55%          0.00%          0.36%                0.91%
 Class D.........................     0.55%          0.00%          0.51%                1.06%
------------------------------------------------------------------------------------------------------

Portfolio Fees and Expenses continued

                                    Management    Distribution      Other            Total Annual
Portfolio                             Fees        (12b-1) Fees     Expenses        Operating Expenses
-----------------------------------------------------------------------------------------------------
Focused Growth
 Class A.........................     0.80%          0.00%          0.12%                0.92%
 Class C.........................     0.80%          0.00%          0.36%                1.16%
 Class D.........................     0.80%          0.00%          0.51%                1.31%
-----------------------------------------------------------------------------------------------------
Small Company Index
 Class A.........................     0.20%          0.00%          0.14%                0.34%
 Class C.........................     0.20%          0.00%          0.38%                0.58%
 Class D.........................     0.20%          0.00%          0.53%                0.73%
-----------------------------------------------------------------------------------------------------
International Equity Index
 Class A.........................     0.25%          0.00%          0.28%                0.53%
 Class C.........................     0.25%          0.00%          0.52%                0.77%
 Class D.........................     0.25%          0.00%          0.67%                0.92%
-----------------------------------------------------------------------------------------------------
International Growth
 Class A.........................     0.80%          0.00%          0.26%                1.06%
 Class C.........................     0.80%          0.00%          0.50%                1.30%
 Class D.........................     0.80%          0.00%          0.65%                1.45%
-----------------------------------------------------------------------------------------------------

Set forth below are the estimated actual management fees, distribution (12b-1) fees, other expenses and total annual operating expenses for the MarketCommand, Mid Cap Growth and Small Company Growth Portfolios for the current fiscal year as a result of fee waivers and expense reimbursements.

                                    Management    Distribution      Other            Total Annual
Portfolio                             Fees        (12b-1) Fees     Expenses        Operating Expenses
-----------------------------------------------------------------------------------------------------
MarketCommand
 Class A....................... 0.80%          0.00%          0.12%                0.92%
 Class C....................... 0.80%          0.00%          0.36%                1.16%
 Class D....................... 0.80%          0.00%          0.51%                1.31%
-----------------------------------------------------------------------------------------------------
Mid Cap Growth

 Class A....................... 0.80%          0.00%          0.12%                0.92%
 Class C....................... 0.80%          0.00%          0.36%                1.16%
 Class D....................... 0.80%          0.00%          0.51%                1.31%
-----------------------------------------------------------------------------------------------------
Small Company Growth

 Class A....................... 0.80%          0.00%          0.11%                0.91%
 Class C....................... 0.80%          0.00%          0.35%                1.15%
 Class D....................... 0.80%          0.00%          0.50%                1.30%
-----------------------------------------------------------------------------------------------------

Fee waivers (and voluntary expense reimbursements, if applicable) may be terminated at any time at the option of the Investment Advisers. If this occurs, the Portfolios' total annual operating expenses may increase without shareholder approval.

                                                             RISK/RETURN SUMMARY

--------------------------------------------------------------------------------

Example

The following Example is intended to help you compare the cost of investing in a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio                     1 Year  3 Years  5 Years  10 Years
----------------------------------------------------------------
U.S. Government Securities

  Class A..................     $ 79     $246     $428    $  954
  Class C..................     $103     $322     $558    $1,236

  Class D..................     $118     $368     $638    $1,409
----------------------------------------------------------------
Short-Intermediate Bond

  Class A..................     $ 78     $243     $422    $  942
  Class C..................     $102     $318     $552    $1,225
  Class D..................     $117     $365     $633    $1,398
----------------------------------------------------------------
Intermediate Bond

  Class A..................     $ 82     $255     $444    $  990
  Class C..................     $106     $331     $574    $1,271
  Class D..................     $121     $378     $654    $1,443
----------------------------------------------------------------
U.S. Treasury Index

  Class A..................     $ 79     $246     $428    $  954
  Class C..................     $103     $322     $558    $1,236
  Class D..................     $118     $368     $638    $1,409
----------------------------------------------------------------
Bond

  Class A..................     $ 76     $237     $411    $  918
  Class C..................     $100     $312     $542    $1,201
  Class D..................     $115     $359     $622    $1,375
----------------------------------------------------------------
International Bond

  Class A..................     $147     $456     $787    $1,724
  Class C..................     $171     $530     $913    $1,987
  Class D..................     $186     $576     $990    $2,148
----------------------------------------------------------------
Balanced

  Class A..................     $101     $315     $547    $1,213
  Class C..................     $125     $390     $676    $1,489
  Class D..................     $140     $437     $755    $1,657
----------------------------------------------------------------

Example continued



Portfolio                     1 Year  3 Years  5 Years  10 Years
----------------------------------------------------------------
Equity Index

  Class A....................   $ 45     $141     $246    $  555
  Class C....................   $ 69     $218     $379    $  847
  Class D....................   $ 85     $265     $460    $1,025
----------------------------------------------------------------
Diversified Growth

  Class A....................   $ 98     $306     $531    $1,178
  Class C....................   $122     $381     $660    $1,455
  Class D....................   $137     $428     $739    $1,624
----------------------------------------------------------------
Focused Growth

  Class A....................   $128     $400     $692    $1,523
  Class C....................   $153     $474     $818    $1,791
  Class D....................   $168     $520     $897    $1,955
----------------------------------------------------------------
MarketCommand

  Class A....................   $171     $530      N/A       N/A
  Class C....................   $195     $603      N/A       N/A
  Class D....................   $210     $649      N/A       N/A
----------------------------------------------------------------
Mid Cap Growth

  Class A....................   $171     $530      N/A       N/A
  Class C....................   $195     $603      N/A       N/A
  Class D....................   $210     $649      N/A       N/A
----------------------------------------------------------------
Small Company Index

  Class A....................   $ 83     $259     $450    $1,002
  Class C....................   $107     $334     $579    $1,283
  Class D....................   $122     $381     $660    $1,455
----------------------------------------------------------------
Small Company Growth

  Class A....................   $131     $409      N/A       N/A
  Class C....................   $156     $483      N/A       N/A
  Class D....................   $171     $530      N/A       N/A
----------------------------------------------------------------
International Equity Index

  Class A....................   $ 93     $290     $504    $1,120
  Class C....................   $117     $365     $633    $1,398
  Class D....................   $132     $412     $713    $1,568
----------------------------------------------------------------
International Growth

  Class A....................   $133     $415     $718    $1,579
  Class C....................   $158     $490     $845    $1,845
  Class D....................   $173     $536     $923    $2,009
----------------------------------------------------------------

                                                    MANAGEMENT OF THE PORTFOLIOS


Investment Advisers


          The Northern Trust Company ("Northern"), an Illinois state-chartered bank and member of the Federal Reserve System, serves as investment adviser for all Portfolios except the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios.


          Northern Trust Quantitative Advisors, Inc. ("NTQA"), an Illinois state-chartered trust company, serves as investment adviser for the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios. 53 Northern and NTQA are referred to as the "Investment Advisers." The Investment Advisers are located at 50 S. LaSalle Street, Chicago, IL 60675 and are wholly-owned subsidiaries of Northern Trust Corporation, a bank holding company. As of December 31, 1999, Northern Trust Corporation and its subsidiaries had approximately $28.7 billion in assets, $21.4 billion in deposits and employed over 8,500 persons.


          Northern has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. Northern and its affiliates administered in various capacities (including as master trustee, investment manager or custodian) approximately $1.5 trillion of assets as of December 31, 1999, including approximately $299.1 billion of assets for which Northern and its affiliates had investment management responsibility.

          Under its Advisory Agreement with the Trust, each Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios for which it serves as adviser and for placing purchase and sale orders for portfolio securities.

Advisory Fees

          As compensation for its advisory services and its assumption of related expenses, each Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios for the fiscal year ended November 30, 1999.

                                                                         Advisory Fee Paid
                                                  Contractual             for Fiscal Year
          Portfolio                                  Rate                  Ended 11/30/99
          --------------------------------------------------------------------------------
          U.S. Government Securities                 0.60%                      0.25%
          --------------------------------------------------------------------------------
          Short-Intermediate Bond                    0.60%                      0.25%
          --------------------------------------------------------------------------------
          Intermediate Bond                          0.60%                      0.25%
          --------------------------------------------------------------------------------
          U.S. Treasury Index                        0.40%                      0.15%
          --------------------------------------------------------------------------------
          Bond                                       0.60%                      0.25%
          --------------------------------------------------------------------------------
          International Bond                         0.90%                      0.70%
          --------------------------------------------------------------------------------
          Balanced                                   0.80%                      0.50%
          --------------------------------------------------------------------------------
          Equity Index                               0.30%                      0.10%
          --------------------------------------------------------------------------------
          Diversified Growth                         0.80%                      0.55%
          --------------------------------------------------------------------------------
          Focused Growth                             1.10%                      0.80%
          --------------------------------------------------------------------------------
          MarketCommand                              1.10%                      N/A
          --------------------------------------------------------------------------------
          Mid Cap Growth                             1.10%                      N/A
          --------------------------------------------------------------------------------
          Small Company Index                        0.40%                      0.20%
          --------------------------------------------------------------------------------
          Small Company Growth                       1.10%                      N/A
          --------------------------------------------------------------------------------
          International Equity Index                 0.50%                      0.25%
          --------------------------------------------------------------------------------
          International Growth                       1.00%                      0.80%
          --------------------------------------------------------------------------------

          The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects the fact that the Investment Advisers did not charge the full amount of the advisory fees to which they would have been entitled. The Investment Advisers may discontinue or modify their voluntary limitations in the future at their discretion.

                                                    MANAGEMENT OF THE PORTFOLIOS


Portfolio Management



          The Investment Advisers employ a team approach to the investment management of the Portfolios. Below is information regarding the management of the actively managed Portfolios.


          Mark J. Wirth, Senior Vice President of Northern, is the management team leader for the Bond Portfolio and the Short-Intermediate Bond Portfolio and has had such responsibility for these Portfolios since 1993. Mr. Wirth joined Northern in 1986 and during the past five years has managed various fixed income portfolios.


          Guy Williams, Vice President of Northern, is the management team leader for the International Bond Portfolio. Mr. Williams has had such responsibility for the Fund since September 1999. Mr. Williams joined Northern in 1999. From 1992 to 1999, he was a global fixed income manager for Paribas Asset Management.


          The management team leader for the International Growth Portfolio is Robert A. LaFleur, Senior Vice President of Northern. Mr. LaFleur has had such responsibility since 1994. Mr. LaFleur joined Northern in 1982 and during the past five years has managed various international equity portfolios.


          The management team leaders for the U.S. Government Securities Portfolio are Mark J. Wirth and Peter T. Marchese, Second Vice President of Northern. Messrs. Wirth and Marchese have had such responsibility since 1998 and 1999, respectively. Mr. Marchese joined Northern in 1990 and during the past five years has managed various money market and fixed income portfolios.

          The management team leaders for the Intermediate Bond Portfolio are Mark J. Wirth and Steven M. Schafer, Vice President of Northern. Mr. Wirth has had such responsibility since 1998 and Mr. Schafer has had such responsibility since 1997. Mr. Schafer joined Northern in 1988 and during the past five years has managed various fixed income portfolios and served as credit analyst following both industrial and utility companies.

          The management team leaders for the Diversified Growth Portfolio are Jon D. Brorson, Senior Vice President of Northern, and John J. Zielinski, Vice President of Northern. Mr. Brorson has had such responsibility since 1996 and Mr. Zielinski has had such responsibility since 1999. Mr. Brorson joined Northern in 1996. From 1990 to 1996, he was with Hartline Investment Corp., where his primary responsibilities included portfolio management, investment research, sales and trading. Mr. Zielinski joined Northern in 1980 and during the past five years has managed various equity portfolios.


          The management team leaders for the Focused Growth Portfolio are Jon
          D. Brorson and Ken Turek, Vice President of Northern. Mr. Brorson has had such responsibility since 1996. Mr. Turek has had such responsibility since 1999. Mr. Turek joined Northern in 1997 and has managed equity investment portfolios for institutional clients. From 1994 to 1997, Mr. Turek was the chief equity officer of National Investment Services.

          The management team leaders for the Balanced Portfolio are Monty M. Memler, Vice President of Northern and John J. Zielinski. Mr. Memler has had such responsibility since 1993. Mr. Zielinski has had such responsibility since 1999. Mr. Memler joined Northern in 1986 and during the past five years has managed various fixed income portfolios.

Portfolio Management continued


--------------------------------------------------------------------------------

          The management team leader for the Small Company Growth Portfolio is David H. Burshtan, Vice President of Northern. Mr. Burshtan has had such responsibility since the Portfolio commenced operations in December 1999. Mr. Burshtan joined Northern in 1999. From 1995 to 1999, Mr. Burshtan was a Portfolio manager for various small cap mutual funds with Scudder Kemper Investments, Inc. From 1993 to 1995, Mr. Burshtan held a variety of analyst and portfolio management positions with Northern.


          The management team for the MarketCommand Portfolio will be Robert G. Mitchell, Vice President of Northern. Mr. Mitchell joined Northern in 1988 and during the past five years has managed various equity portfolios for institutional clients.

          The management team leader for the Mid Cap Growth Portfolio is Ken Turek. Mr. Turek has had such responsibility since the Portfolio commenced operations in December 1999.

Other Portfolio Management Information


--------------------------------------------------------------------------------

          On September 2, 1997, the shareholders of the International Growth Portfolio approved a new investment advisory agreement which would allow this Portfolio to implement a "manager of managers" structure with Northern and one of its affiliates, and would allow the Portfolio's investment advisers to enter into sub-advisory agreements with respect to the Portfolio with other firms in the future without further shareholder approval. Although the Securities and Exchange Commission (the "SEC") has granted an exemptive order permitting the manager of managers structure for the Portfolio, the structure will not be implemented without final authorization by the Board of Trustees. At present, it is uncertain when, or if, this structure will become effective.


Other Portfolio Services

--------------------------------------------------------------------------------


          Northern also serves as transfer agent ("Transfer Agent") and custodian for each Portfolio. As Transfer Agent, Northern performs various administrative servicing functions, and any shareholder inquiries should be directed to it. The fees that Northern receives for its services in these capacities are described on page 42 under "Portfolio Fees and Expenses" and in the Statement of Additional Information. Northern and PFPC Inc. ("PFPC"), serve as co-administrators for the Portfolios. The fees that Northern and PFPC receive for their co-administrative services are described on page 42 under "Portfolio Fees and Expenses."

Purchasing and Selling Shares

--------------------------------------------------------------------------------

purchasing shares

Institutional investors, acting on their own behalf or on behalf of their customers, clients, employees, participants and others ("Customers"), may purchase shares of the Portfolios through their institutional accounts at Northern or an affiliate. They may also purchase shares directly from the Trust. There is no sales charge imposed on purchases of shares. Institutional investors include:

 . Northern and its affiliates;
 . Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million; and . Other institutions and organizations.

The Portfolios currently offer a choice of three classes of shares to meet the special needs of institutional investors ("Institutions").

Class A Shares are designed for Institutions that can obtain information about their shareholder accounts and do not require the additional services available to other classes.

Class C Shares are designed for Institutions that require the Transfer Agent and a Servicing Agent to provide certain account-related services incident to Customers being the beneficial owners of shares.

Class D Shares are designed for Institutions that require the Transfer Agent and a Servicing Agent to provide them and their Customers with certain account-related services and other information.

Different shareholder servicing and transfer agency fees are payable by each class of shares (see "Portfolio Fees and Expenses" on page 42). In addition, any person entitled to receive compensation for selling or servicing shares of a Portfolio may receive different compensation with respect to one particular class of shares over another in the same Portfolio.

--------------------------------------------------------------------------------

opening an account

You may purchase shares of the Portfolios through your institutional account at Northern (or an affiliate) or you may open an account directly with the Trust with a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments.

Through an Institutional Account. If you are opening an institutional account at Northern, a Northern representative can assist you with all phases of your investment. To purchase shares through your account, contact your Northern representative for further information.

Directly from the Trust. An Institution may open a shareholder account and purchase shares directly from the Trust as described in this Prospectus.

--------------------------------------------------------------------------------

By Mail

Read this prospectus carefully.
Complete and sign the new account application.
Include a certified corporate resolution (or other acceptable evidence of authority).
Enclose a check or Federal Reserve draft payable to the specific
Portfolio. If investing in more than one Portfolio, please include a separate check for each.
Mail your check, corporate resolution and completed application to:

        Northern Institutional Funds,
        c/o The Northern Trust Company
        P.O. Box 75943
        Chicago, Illinois 60675-5943

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

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

about your account

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By Telephone

Read this prospectus carefully.
Call the Transfer Agent at 1-800-637-1380.

To open a new account please provide:
 . The name of the Portfolio in which you'd like to invest
 . The number of shares or dollar amount to be invested
 . The method of payment

To add to an existing account, please provide:
 . The Institution's name
 . Your Account Number

--------------------------------------------------------------------------------

By Wire or Automated Clearing House Transfer ("ACH Transfer")

To open a new account:
Call the Transfer Agent at 1-800-637-1380 for instructions.

For more information about the purchase of shares, call the Transfer Agent at 1-800- 637-1380.

To add to an existing account:
Have your bank wire Federal funds or effect an ACH Transfer to:
        The Northern Trust Company
        Chicago, Illinois
        ABA Routing No. 0710-00152
        (Reference 10 Digit Portfolio Account No.)
        (Reference Shareholder's Name)

--------------------------------------------------------------------------------

selling shares


Through an Institutional Account.
Institutions may sell (redeem) shares through their institutional account by contacting their Northern account representative.


Directly through the Trust. Institutions that purchase shares directly from the Trust may redeem their shares through the Transfer Agent in one of the following ways:

--------------------------------------------------------------------------------

By Mail

Send a written request to:
        Northern Institutional Funds
        c/o The Northern Trust Company
        P.O. Box 75943
        Chicago, Illinois 60675-5943

The letter of instruction must include:
 . The signature of a duly authorized person
 . Your account number
 . The name of the Portfolio
 . The number of shares or the dollar amount to be redeemed

--------------------------------------------------------------------------------

By Telephone

 . Call the Transfer Agent at 1-800-637-1380 for instructions
 . During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Shares - By Mail."

--------------------------------------------------------------------------------

By Wire

 . Call the Transfer Agent at 1-800-637-1380 for instructions.
 . You must have given prior authorization for expedited wire redemption. . The minimum amount that may be redeemed by this method is $10,000.

Account Policies and Other Information

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Purchase and Redemption Minimums. There is a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

Calculating Share Price. The Trust issues shares and redeems shares at net asset value ("NAV"). The NAV for each share class of a Portfolio is calculated by dividing the value of the Portfolio's net assets attributed to that class by the number of outstanding shares of that class. The NAV for each class is calculated as of 3:00 p.m., Chicago time, each Business Day. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received and accepted as described below.

U.S. and foreign securities held by a Portfolio generally are valued at their market prices. Shares of an investment company held by a Portfolio are valued at their net asset value. Any securities, including restricted securities, for which market prices are not readily available are valued at fair value as determined by the Investment Advisers. Short-term obligations held by a Portfolio are valued at their amortized cost which, according to the Investment Advisers, approximates market value.

A Portfolio may hold foreign securities that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

Timing of Purchase Requests.
Requests accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m., Chicago time, on any Business Day will be executed the same day, at that day's closing share price (plus any additional transaction fee) provided that either:

 . The Transfer Agent receives the purchase price in Federal or other immediately available funds prior to 3:00 p.m., Chicago time, on the same Business Day;

 . The order is accepted by an authorized intermediary and payment in Federal or other immediately available funds is made on the next Business Day according to procedures authorized by the Trust; or

 . Payment in Federal or other immediately available funds is received on the next Business Day in an institutional account maintained with Northern or an affiliate.

Orders received by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. on a Business Day will be executed on the next Business Day, at that day's closing share price (plus any additional transaction fee), provided that payment is made as noted above. If an Institution pays for shares by check, Federal funds generally will become available within two Business Days after a purchase order is received.

In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" on page 63.

Additional Transaction Fee. Purchases of, and exchanges for, shares of the Small Company Index and International Equity Index Portfolios require the payment of an additional transaction fee. This fee equals 0.50% and 1.00%, respectively, of the dollar amount purchased. It does not apply to reinvested dividends or capital gains distributions.

about your account

--------------------------------------------------------------------------------

This transaction fee is not a sales charge. It is paid to the Portfolios and is used to protect existing shareholders by offsetting the transaction costs associated with new purchases of securities by the Portfolios. Because these transaction costs are not paid out of their other assets, the Small Company Index Portfolio and the International Equity Index Portfolio are expected to track their respective indices more closely.

Tax Identification Number. Federal regulations require you to provide to the Transfer Agent a taxpayer identification number when you open an account. Purchase orders without such a number or an indication that a number has been applied for will not be accepted. If you have applied for a number, you must provide it to the Transfer Agent within 60 days of the date of the order.

In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Portfolio. See the Statement of Additional Information for further information about the terms of these purchases and redemptions.

Miscellaneous Purchase Information.

 . Institutions are responsible for transmitting purchase orders to the Transfer
  Agent and delivering required funds on a timely basis.

 . Institutions are responsible for all losses and expenses of a Portfolio in the event of any failure to make payment according to the procedures outlined in this Prospectus. Northern may redeem shares from any account it maintains to protect the Portfolios and Northern against loss. In addition, a $20 charge will be imposed if a check does not clear.

 . The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

Timing of Redemption and Exchange Requests. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary by 3:00 p.m., Chicago time, on a Business Day will be executed on the same day. The redemption or exchange will be effected at that day's closing share price (plus any additional transaction fee, in the case of an exchange). Redemption proceeds will normally be sent or credited on the next Business Day.

Orders received in good order on a non-Business Day or after 3:00 p.m., Chicago time, on a Business Day will be executed the next Business Day, at that day's closing share price (plus any additional transaction fee, in the case of an exchange). The proceeds will normally be sent or credited the second Business Day. We consider requests to be in "good order" when all required documents are properly completed, signed and received, including a certified corporate resolution or other acceptable evidence of authority.

In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 63.

Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed new account application, including a corporate resolution or other acceptable evidence of authority.

account policies and other information continued

--------------------------------------------------------------------------------

 . The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

 . If you are redeeming recently purchased shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 15 days.

 . Institutions are responsible for transmitting redemption orders to the Transfer Agent and crediting their Customers' accounts with redemption proceeds on a timely basis.

 . Redemption requests by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

 . The Trust reserves the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders.

 . The Trust may require any information reasonably necessary to ensure that a redemption has been duly authorized.

 . The Trust reserves the right to change or discontinue any of its redemption procedures.

Exchange Privileges. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of a Portfolio for the same class of shares of another Portfolio. The registration of both accounts involved must be identical. A $1,000 minimum investment applies. An exchange is a redemption of shares of one Portfolio and the purchase of shares of another Portfolio. It is considered a taxable event and may result in a gain or loss.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the prospectus for the shares you are acquiring.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.

Making Changes to Your Account Information. You may make changes to wiring instructions, address of record, or other account information only in writing. These instructions must be accompanied by a certified corporate resolution, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.


Business Day. A "Business Day" is each Monday through Friday when the New York Stock Exchange (the "Exchange") is open for business. A "Business Day" does not include a holiday observed by the Exchange. In 2000 these days are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

about your account

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Early Closings. The Portfolios reserve the right to cease, or to advance the time for, accepting purchase, redemption or exchange orders for same Business Day credit when Northern or the Exchange closes early as a result of unusual weather or other conditions. They also reserve this right when The Bond Market Association recommends that securities markets close or close early.

Authorized Intermediaries. The Trust may authorize certain financial intermediaries (including banks, trust companies, brokers and investment advisers), which provide recordkeeping, reporting and processing services, to accept purchase, redemption and exchange orders from their Customers on behalf of the Trust. They may also designate other intermediaries to accept such orders, if approved by the Trust. Authorized intermediaries are responsible for transmitting orders and delivering funds on a timely basis. A Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary on a Business Day, and the order will be priced at the Portfolio's per share NAV next determined.

Servicing Agents. Certain Institutions may perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of Class C or D shares through agreements with the Trust ("Service Agents"). These agreements are permitted under the Trust's Shareholder Servicing Plan. The level of support services required by an Institution and its Customers generally will determine whether they purchase Class A, C or D shares.

Administrative support services may include:

 . processing purchase and redemption requests from investors;

 . placing net purchase and redemption orders with the Transfer Agent;

 . providing necessary personnel and facilities to establish and maintain investor accounts and records; and

 . providing information periodically to investors showing their positions in Portfolio shares.

Servicing Agents will receive fees from the Portfolios for such services at an annual rate of up to 0.15% and 0.25% of the average daily net asset value of Class C and Class D shares, respectively. These fees will be borne exclusively by the beneficial owners of Class C and D shares. Please note that Northern and NTQA may also provide compensation to certain dealers and other financial intermediaries who provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of a Portfolio's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by Northern and NTQA as Investment Advisers (after adjustments). This additional compensation will be paid by Northern, NTQA or their affiliates and will not represent an additional expense to the Trust or its shareholders.

Customers purchasing shares through an Institution should read their account agreements carefully. An Institution's requirements may differ from those listed in this Prospectus. An Institution may also impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If a Customer has agreed with a particular Institution to maintain a minimum balance with the Institution and the balance falls below this minimum, the Customer may be required to redeem all or a part of his investment in a Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation paid by the Trust to a Servicing Agent in connection with the investment of fiduciary funds in Portfolio shares. Banks and other institutions regulated by the Office of Comptroller of the Currency, Board of Governors of the Federal Reserve System and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into servicing agreements.

State securities laws regarding the registration of dealers may differ from Federal law. As a result, Institutions investing in the Portfolios on behalf of their Customers may be required to register as dealers.

Shareholder Communications: Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and, after the close of the Portfolio's fiscal year on November 30, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of the shareholder reports, prospectuses or (if and when permitted by law) proxy or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by phone at (800) 637-1380 or by mail at the Northern Institutional Funds, P.O. BOX 75943, Chicago, IL 60675.

Dividends and Distributions

Dividends and capital gain distributions of each Portfolio are automatically reinvested in additional shares of the same Portfolio without any sales charge or additional purchase price amount.


You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in the same class of shares of another Portfolio at their net asset value per share (plus an additional purchase price amount equal to 0.50% and 1.00% of the amount invested in the case of the Small Company Index Portfolio and International Equity
Index Portfolio, respectively). If you would like to receive dividends or distributions in cash or have them reinvested in another Portfolio, you must notify the Transfer Agent in writing at least two days before the dividend or distribution record date. Dividends and distributions may only be reinvested in a Portfolio in which you maintain an account.

The following table summarizes the general distribution policies for each of the
Portfolios:

                                                     Dividends,       Capital Gains,
                                                       if any,           if any,
                                                      Declared          Declared
Portfolio                                             and Paid          and Paid
-------------------------------------------------------------------------------------
U.S. Government Securities                             Monthly          Annually
-------------------------------------------------------------------------------------
Short-Intermediate Bond                                Monthly          Annually
-------------------------------------------------------------------------------------
Intermediate Bond                                      Monthly          Annually
-------------------------------------------------------------------------------------
U.S. Treasury Index                                    Monthly          Annually
-------------------------------------------------------------------------------------
Bond                                                   Monthly          Annually
-------------------------------------------------------------------------------------
International Bond                                     Quarterly        Annually
-------------------------------------------------------------------------------------
Balanced                                               Quarterly        Annually
-------------------------------------------------------------------------------------
Equity Index                                           Quarterly        Annually
-------------------------------------------------------------------------------------
Diversified Growth                                     Annually         Annually
-------------------------------------------------------------------------------------
Focused Growth                                         Annually         Annually
-------------------------------------------------------------------------------------
MarketCommand                                          Annually         Annually
-------------------------------------------------------------------------------------
Mid Cap Growth                                         Annually         Annually
-------------------------------------------------------------------------------------
Small Company Index                                    Annually         Annually
-------------------------------------------------------------------------------------
Small Company Growth                                   Annually         Annually
-------------------------------------------------------------------------------------
International Equity Index                             Annually         Annually
-------------------------------------------------------------------------------------
International Growth                                   Annually         Annually
-------------------------------------------------------------------------------------

A Portfolio with an annual dividend or distribution policy may, in some years, make additional dividends or distributions to the extent necessary for the Portfolio to avoid incurring unnecessary tax liabilities.

About Your Account

Tax Considerations


--------------------------------------------------------------------------------

Each Portfolio intends to qualify as a regulated investment company for Federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain. The Portfolios' dividends and distributions will be taxable to you for Federal, state and local income tax purposes, unless you have a tax-advantaged account. Dividends and distributions are taxable whether they are received in cash or reinvested in Portfolio shares. In general, distributions attributable to interest, dividend, certain foreign exchange gain and short-term capital gain income of the Portfolios are taxable to you as ordinary income. Distributions attributable to any excess of net long-term capital gains of a Portfolio over net short-term capital losses are generally taxable to you as long-term capital gains. This is true no matter how long you own your shares.

There are certain tax requirements that the Portfolios must follow in order to avoid Federal taxation. In their efforts to adhere to these requirements, the Portfolios may have to limit their investment activity in some types of instruments.

A portion of dividends paid by the Balanced and Equity Portfolios may qualify for the dividends-received deduction for corporations. It is not expected that any dividends paid by the International Equity Index and Fixed Income Portfolios will qualify for this deduction.

The sale of Portfolio shares is a taxable event on which a gain or loss may be recognized. For tax purposes, an exchange is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Portfolio shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you sell or exchange them. Shares held six months or less may also generate long-term capital loss to the extent of any capital gains distributions received on the shares while they were held by you.

--------------------------------------------------------------------------------

Timing

Dividends and distributions from each Portfolio will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Portfolio in October, November or December and paid in January are taxed as though they were paid by December 31.

Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Effect of foreign taxes. So long as more than 50% of the value of the total assets of the International Bond, International Growth and International Equity Index Portfolios consists of stock or securities (including debt securities) of foreign corporations at the close of a taxable year, these Portfolios may elect, for Federal income tax purposes, to treat certain foreign taxes paid by them, including generally any withholding and other foreign income taxes, as paid by their shareholders. Should the Portfolios make this election, the amount of such foreign taxes paid by the Portfolios will be included in their shareholders' income pro rata (in addition to taxable distributions actually received by them), and such shareholders will be entitled either (a) to credit their proportionate amounts of such taxes against their Federal income tax liabilities, or (b) to deduct such proportionate amounts from their Federal taxable income under certain circumstances.

Tax Considerations continued


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Tax Effect of "Buying a Dividend"

A Portfolio's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation. When these amounts are distributed, they will be taxable to you. For this reason, you should be especially mindful that if you buy shares on or just before the record date of a dividend or capital gains distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable dividend or capital gain.

Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States Federal income tax treatment. Your investment in the Portfolios could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Portfolios. More tax information is provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning

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

                                                              About Your Account


RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


This section takes a closer look at some of the Portfolios' principal investment strategies and related risks. It also explores the various investment securities and techniques that the investment management team may use. The Portfolios may invest in other securities and are subject to further restrictions and risks which are described in the Statement of Additional Information.

--------------------------------------------------------------------------------

Additional Information On Investment Objectives, Principal Investment Strategies And Related Risks


Investment Objectives. The investment objective of each of the following Portfolios may be changed by the Trust's Board of Trustees without shareholder approval: Intermediate Bond Portfolio, MarketCommand Portfolio, Mid Cap Growth Portfolio and Small Company Growth Portfolio. Shareholders will, however, be notified of any changes. Any such change may result in a Portfolio having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Portfolio. The investment objectives of the other Portfolios may not be changed without shareholder approval.


Derivatives. Each Portfolio may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived from -- or based upon -- the performance of underlying assets, interest or currency exchange rates, or indices. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options, interest rate and currency swaps, equity swaps, structured securities, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including leveraged "inverse floaters").

Investment strategy. A Portfolio will invest in derivatives only if the potential risks and rewards are consistent with the Portfolio's objective, strategies and overall risk profile. The Portfolios may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Portfolios may also use derivatives for speculative purposes to invest for potential income or capital gain.

Special risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default;
(c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

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

continued


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Foreign Investments. Foreign securities include direct investments in non-U.S.
dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. EDRs and GDRs are receipts issued by non-U.S. financial institutions that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and are generally denominated in a foreign currency.


     Investment strategy. The International Bond, International Equity Index and International Growth Portfolios will invest a substantial portion of their total assets in foreign securities. Each of the Short-Intermediate Bond, Bond, Intermediate Bond, Balanced, Diversified Growth, Focused Growth, Small Company Growth, Mid Cap Growth and MarketCommand Portfolios may invest up to 25% of their total assets in foreign securities, including ADRs, EDRs and GDRs. These Portfolios may also invest in foreign time deposits and other short-term instruments.


The International Growth and International Bond Portfolios may invest more than 25% of their total assets in the securities of issuers located in Japan, the United Kingdom, France, Germany or Switzerland because the securities markets in those countries are highly developed, liquid and subject to extensive regulation. The International Equity Index Portfolio invests in countries according to their weightings in the EAFE(R) Index.

Special risks. Foreign securities involve special risks and costs. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. The performance of investments in securities denominated in a foreign currency will also depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign

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     branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.


     Additional risks are involved when investing in countries with emerging economies or securities markets. These countries are located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Portfolio may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Portfolios.

     While the Portfolios' investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Portfolios are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing a Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Portfolios' respective net currency positions may expose them to risks independent of their securities positions.

The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Portfolios. Because of the number of countries using this single currency, a significant portion of the assets of the International Equity Index, International Growth and International Bond Portfolios may be denominated in the euro.

Investment Grade Securities. A security is considered investment grade if, at the time of purchase, it is rated:

 . BBB or higher by Standard and Poor's Ratings Services ("S&P");
 . Baa or higher by Moody's Investors Service, Inc. ("Moody's");
 . BBB or higher by Duff & Phelps Credit Rating Co. ("Duff"); or
 . BBB or higher by Fitch IBCA Inc. ("Fitch ").

A security will be considered investment grade if it receives one of the above ratings, even if it receives a lower rating from other rating organizations.

     Investment strategy. Each Portfolio may invest in fixed income and convertible securities to the extent consistent with its

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     investment objective and policies. Except as stated in the section entitled
     "Non-Investment Grade Securities," these securities will generally be rated investment grade. The Portfolios may also invest in unrated securities if the Investment Adviser believes they are comparable in quality.

     Special risks. Although securities rated BBB by S&P, Duff or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Investment Adviser will consider such an event in determining whether the Portfolio should continue to hold the security.

Non-Investment Grade Securities. Non-investment grade fixed income and convertible securities (sometimes referred to as "junk bonds") are generally rated BB or below by S&P, Duff or Fitch, or Ba by Moody's.

     Investment strategy. All of the Portfolios, except the U.S. Government Securities, Equity Index, Small Company Index and U.S. Treasury Index Portfolios, may invest up to 15% of their total assets in non-investment grade securities when the investment management team determines that such securities are desirable in light of the Portfolios' investment objectives and portfolio mix.

     Special risks. Non-investment grade securities are subject to greater risk than investment grade securities. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is also greater because low-rated securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.

     The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Portfolio's ability to dispose of particular portfolio investments. A less developed secondary market may also make it more difficult for a Portfolio to obtain precise valuations of the high yield securities in its portfolio.

     Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in higher quality securities.

Small Company Investments. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an

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extended period of time. Because of the lack of sufficient market liquidity, a
Portfolio may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Temporary Investments. Short-term obligations refer to U.S. government securities, high-quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits) and repurchase agreements with maturities of 13 months or less. Generally, these obligations are purchased to provide stability and liquidity to a Portfolio.

     Investment strategy. Each Portfolio may invest all or any portion of its assets in short-term obligations pending investment, to meet anticipated redemption requests or as a temporary defensive measure in response to adverse market or economic conditions (except for the U.S. Treasury Index, Equity Index, Small Company Index and International Equity Index Portfolios which generally will not invest in these securities as part of a temporary defensive strategy to protect against potential stock market declines).

     Special risks. A Portfolio may not achieve its investment objective when its assets are invested in short-term obligations.

Portfolio Turnover. The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Portfolio. A high rate of portfolio turnover (100% or more) may involve higher brokerage commissions and other transaction costs, which could reduce a Portfolio's return. It may also result in higher short-term capital gains that are taxable to shareholders. See "Financial Information" for the Portfolios' historical portfolio turnover rates. The Trust expects that the annual turnover rate of the MarketCommand, Mid Cap Growth and Small Company Growth Portfolios will generally not exceed 150%, 125% and 200%, respectively.

Maturity Risk. Each Fixed Income Portfolio will normally maintain the dollar-weighted average maturity of its portfolio within a specified range. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of asset-backed securities will be based on estimates of average life. As a result, the Portfolios cannot guarantee that these estimates will, in fact, be accurate or that their average maturities will remain within their specified limits.

Tracking Risk. The Equity Index, Small Company Index, International Equity Index and U.S. Treasury Index Portfolios (the "Index Portfolios") seek to track the performance of their respective benchmark indices.


     Investment strategy. Under normal market conditions, the Investment Adviser expects the quarterly performance of the Index Portfolios, before expenses, will track the performance of their respective benchmarks within a .95 correlation coefficient.


     Special risks. The Index Portfolios are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. These may prevent a Portfolio from achieving its investment objective.

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Additional Description Of Securities And Common Investment Techniques

Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. They represent interests in pools of mortgages or other cash-flow producing assets such as automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").


     Investment strategy. The Short-Intermediate Bond, Bond, Intermediate Bond, International Bond and Balanced Portfolios may purchase various types of asset-backed securities. The U.S. Government Securities Portfolio may only purchase mortgage-backed securities that are issued by an agency of the U.S. Government. The Portfolios will normally invest in asset-backed securities rated investment grade (rated BBB or better by S&P, Duff or Fitch, or Baa or better by Moody's) at the time of purchase. The Portfolios may also invest in unrated mortgage-backed securities which Northern believes are of comparable quality. The Portfolios will not purchase non-mortgage asset-backed securities that are unrated by S&P, Duff, Fitch or Moody's.

     Special risks. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Borrowings and Reverse Repurchase Agreements. The Portfolios may borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of securities held by a Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest).

     Investment strategy. Each Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets (including the amount borrowed). Each Portfolio may also borrow up to an additional 5% of its total assets for temporary purposes. The Portfolios may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

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     Special risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the net asset value of the Portfolios' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

Convertible Securities. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. They offer the Portfolios a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

     Investment strategy. The Short-Intermediate Bond, Bond, Intermediate Bond, International Bond, Balanced, Diversified Growth, Focused Growth, Small Company Growth, Mid Cap Growth, MarketCommand, International Growth and International Equity Index Portfolios may each acquire convertible securities. These securities are subject to the same rating requirements as fixed income securities held by a Portfolio.

Custodial Receipts for Treasury Securities. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.

     Investment strategy. To the extent consistent with their respective investment objectives, the Portfolios may invest a portion of their assets in custodial receipts. The U.S. Government Securities and U.S. Treasury Index Portfolios will not invest more than 35% of the value of their total assets in custodial receipts.

     Special risks. Like other stripped obligations, custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Equity Swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.

     Investment strategy. The Balanced Portfolio and the Equity Portfolios may invest in equity swaps. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps may also be used for other purposes, such as hedging or seeking to increase total return.

     Special risks. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the investment management team does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Portfolio may suffer

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     a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Portfolio may suffer a loss if the counterparty defaults.

Exchange Rate-Related Securities.
Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

     Investment strategy. The Short-Intermediate Bond, Bond, Intermediate Bond, International Bond and Balanced Portfolios may invest in exchange rate-related securities.

     Special risks. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

Forward Currency Exchange Contracts.
A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

     Investment strategy. The Short-Intermediate Bond, Bond, Intermediate Bond, International Bond, Balanced, Diversified Growth, Focused Growth, Small Company Growth, Mid Cap Growth, MarketCommand, International Growth and International Equity Index Portfolios may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The International Bond and International Growth Portfolios may also enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no Portfolio is required to hedge its foreign currency positions.

     Special risks. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Portfolio's foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in losses that would not otherwise be incurred.

Futures Contracts and Related Options. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. For example, a futures contract may obligate a Portfolio, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

     Investment strategy. Each Portfolio may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. They may be used for hedging purposes, to increase total return or to maintain liquidity to

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     meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs.

     The value of a Portfolio's futures contracts may equal up to 100% of its total assets. However, a Portfolio will not purchase or sell a futures contract unless, after the transaction, the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options used for non-hedging purposes is 5% or less of its total assets.

     Special risks. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Portfolio's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

     Investment strategy. Each Portfolio may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and policies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Advisers determine, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.

     Special risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in Rule 144A Securities could increase the level of a Portfolio's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Portfolio for a set time period.

     Investment Strategy. The Short-Intermediate Bond, Bond, Intermediate Bond and Balanced Portfolios may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Advisers.

     Special risks. IFAs are not insured by a government agency -- they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, an active sec-

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     ondary market in IFAs does not currently exist. This means that it may be difficult to sell an IFA at an appropriate price.

Interest Rate Swaps, Floors and Caps and Currency Swaps. Interest rate and currency swaps are contracts that obligate a Portfolio and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate.

     Investment strategy. The Fixed Income Portfolios (except the U.S. Treasury Index Portfolio) and the Balanced Portfolio may enter into interest rate swaps and purchase interest rate floors or caps to protect against interest rate fluctuations and fluctuations in the floating rate market. The International Bond, International Growth and International Equity Index Portfolios may enter into currency swaps to protect against currency fluctuations.

     Special risks. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the amount of interest payments that the Portfolio is entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one currency in exchange for the other currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party will default on its delivery obligations. Like other derivative securities, swaps, floors and caps can be highly volatile. As a result, they may not always be successful hedges and they could lower a Portfolio's total return.

Investment Companies. To the extent consistent with their respective investment objectives and policies, the Portfolios may invest in securities issued by other investment companies, including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), World Equity Benchmark SharesSM issued by The Foreign Fund, Inc. ("WEBS"), S&P's Depository Receipts ("SPDRs") and similar securities of other issuers.

     Investment strategy. Investments by a Portfolio in other investment companies will be subject to the limitations of the 1940 Act. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

     Special risks. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees and expenses paid by that company. These would be in addition to the advisory and other fees paid directly by the Portfolio.


Mortgage Dollar Rolls. A mortgage dollar roll involves the sale by a Portfolio of securities for delivery in the future (generally within 30 days). The Portfolio simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio benefits to the extent of any difference


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between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.


INVESTMENT STRATEGY

Each Portfolio may enter into mortgage dollar rolls in an effort to enhance investment performance. For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

SPECIAL RISKS

Successful use of mortgage dollar rolls depend upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Portfolio may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the portfolio's performance.


Options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.

     Investment strategy. Each Portfolio may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. A Portfolio will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Portfolio's assets subject to options written by the Portfolio will not be greater than 25% of its net assets at the time the option is written. A Portfolio may "cover" a call option by owning the security underlying the option or through other means. Put options written by a Portfolio are "secured" if the Portfolio maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

     Special risks. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

     Each Portfolio will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Advisers. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

PREFERRED STOCK

Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners.

INVESTMENT STRATEGY

The Balanced and Equity Portfolios and, to the extent consistent with their respective investment objectives and policies, the Short-Intermediate Bond Portfolio, Intermediate Bond Portfolio, Bond Portfolio and International Bond Portfolio, may invest in preferred stocks.

SPECIAL RISKS

Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

     Investment strategy. The Small Company Index and Small Company Growth Portfolios may invest in REITs.

     Special risks. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT's manager. REITs are also subject to risks generally associated with investments in real estate. The Portfolio will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Repurchase Agreements. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

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     Investment strategy. Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Advisers. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Portfolio acquires the securities.

     Special risks. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is not enforceable.

Securities Lending. In order to generate additional income, the Portfolios may lend securities on a short-term basis to banks, brokers-dealers, or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

     Investment strategy. Securities lending may represent no more than one-third the value of a Portfolio's total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.

     Special risks. The main risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Portfolio could experience delays in recovering its securities and may incur a capital loss. In addition, a Portfolio may incur a loss in reinvesting the cash collateral it receives.

Stripped Obligations. These securities are issued by the U.S. government (or agency or instrumentality), foreign governments or banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

     Investment strategy. The Fixed Income and Balanced Portfolios may purchase stripped securities.

     Special risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect a Portfolio's total returns.

Structured Securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.

     Investment strategy. Each Portfolio may invest in structured securities to the extent consistent with its investment objective.

     Special risks. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Portfolio could suffer a total loss of its investment. Structured securities may be positively or

--------------------------------------------------------------------------------

     negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

United States Government Obligations.

These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities. Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

     Investment strategy. To the extent consistent with its investment objective, each Portfolio may invest in a variety of U.S. Treasury obligations. With the exception of the U.S. Treasury Index Portfolio, each Portfolio also may invest in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities.

     Special risks. Not all U.S. government obligations carry the same guarantees. Some, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters"). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that are periodically adjusted as a result of changes in inflation rates.

     Investment strategy. Each Portfolio may invest in rated and unrated variable and floating rate instruments to the extent consistent with its investment objective. Unrated instruments may be purchased by a Portfolio if they are determined by the Investment Advisers to be of comparable quality to rated instruments eligible for purchase by the Portfolio.

     Special risks. The market values of inverse floaters are subject to greater continued

--------------------------------------------------------------------------------

     volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments.

Warrants. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

     Investment strategy. The Balanced, Diversified Growth, Focused Growth, International Growth, Small Company Growth, Mid Cap Growth, MarketCommand, Small Company Index and International Equity Index Portfolios may invest up to 5% of their total assets at the time of purchase in warrants and similar rights. A Portfolio may also purchase bonds that are issued in tandem with warrants.

     Special risks. Warrants are derivative instruments that present risks similar to options.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

     Investment strategy. Each Portfolio may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Although the Portfolios would generally purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

     Special risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they are actually issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

Zero Coupon, Pay-In-Kind and Capital Appreciation Bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

     Investment strategy. Each Portfolio may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective.

     Special risks. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Portfolio's investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Portfolio to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

DISCLAIMERS


The U.S. Treasury Index Portfolio is not sponsored, endorsed, sold or prompted by Lehman, nor does Lehman guarantee the accuracy and/or completeness of the Lehman Index or any data included therein. Lehman makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, or any person or any entity from the use of the Lehman Index or any data included therein, Lehman makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Index or any data included therein.

The Equity Index Portfolio is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P 500(R) Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, or any person or any entity from the use of the S&P 500(R) Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500(R) Index or any data included therein.

The International Equity Index Portfolio is not sponsored, endorsed, sold or promoted by MSCI, nor does MSCI guarantee the accuracy and/or completeness of the EAFE(R) Index or any data included therein. MSCI makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, [or] any person or any entity from the use of the EAFE(R) Index or any data included therein. MSCI makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the EAFE(R) Index or any data included therein.

The Small Company Index Portfolio is not sponsored, endorsed, sold or promoted by Russell, nor does Russell guarantee the accuracy and/or completeness of the Russell 2000 Index or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, [or] any person or any entity from the use of the Russell 2000 Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the Russell 2000 Index or any data included therein.

Financial Information


     The financial highlights tables are intended to help you understand a Portfolio's financial performance for the past five years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report is included in the Portfolios' annual report along with the Portfolios' financial statements. The annual report is available upon request and without charge.

Financial Information continued


Financial Highlights

U.S. Government Securities Portfolio


                                                                                          Class A
                                                            ---------------------------------------------------------------------
                                                              For the        For the      For the        For the       For the
                                                            Year Ended     Year Ended    Year Ended    Year Ended    Year Ended
For the Years Ended November 30,                               1999           1998          1997           1996         1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.......................     $ 20.27       $ 19.99       $ 20.07        $ 20.08       $ 19.05
Income (loss) from investment operations:
   Net investment income.................................        0.99          1.17          1.21           1.02          1.05
   Net realized and unrealized gain (loss)...............       (0.51)         0.26         (0.07)         (0.01)         1.02
Total income (loss) from investment operations...........        0.48          1.43          1.14           1.01          2.07
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income.................................       (0.98)        (1.15)        (1.22)         (1.02)        (1.04)
   Net realized gain.....................................       (0.29)           --            --             --            --
   Return of capital.....................................          --            --            --             --            --
Total distributions to shareholders......................       (1.27)        (1.15)        (1.22)         (1.02)        (1.04)
Net increase (decrease)..................................       (0.79)         0.28         (0.08)         (0.01)         1.03
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year.............................     $ 19.48       $ 20.27       $ 19.99        $ 20.07       $ 20.08
Total return (a).........................................        2.43%         7.36%         5.93%          5.15%        11.18%
Ratio to average net assets of (b):
   Expenses, before waivers and reimbursements...........        0.77%         0.86%         0.85%          0.94%         1.09%
   Expenses, net of waivers and reimbursements...........        0.36%         0.36%         0.36%          0.36%         0.36%
   Net investment income, before waivers
     and reimbursements..................................        4.73%         5.51%         5.37%          4.64%         4.70%
   Net investment income, net of waivers
     and reimbursements..................................        5.14%         6.01%         5.86%          5.22%         5.43%
Portfolio turnover rate..................................       50.70%       115.55%        95.73%        119.75%       141.14%
Net assets at end of year (in thousands).................     $87,699       $48,317       $43,073        $92,351       $56,329
---------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b)  Annualized for periods less than a full year.
(c) For the period December 29, 1995 (Class C shares issue date) through November 30, 1996.
(d)  Class C shares were fully redeemed as of February 10, 1999.

                                                                                  Class C
                                                            -----------------------------------------------------
                                                              For the        For the      For the        For the
                                                            Year Ended     Year Ended    Year Ended    Year Ended
For the Years Ended November 30,                               1999           1998          1997         1996(c)
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.......................     $20.26        $ 19.98       $20.06        $ 20.13
Income (loss) from investment operations:
   Net investment income.................................       0.03           1.12         1.14           0.91
   Net realized and unrealized gain (loss)...............       0.01           0.26        (0.04)         (0.12)
Total income (loss) from investment operations...........       0.04           1.38         1.10           0.79
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income.................................      (0.08)         (1.10)       (1.18)         (0.86)
   Net realized gain.....................................      (0.29)            --           --             --
   Return of capital.....................................         --             --           --             --
Total distributions to shareholders......................      (0.37)         (1.10)       (1.18)         (0.86)
Net increase (decrease)..................................      (0.33)          0.28        (0.08)         (0.07)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year.............................     $19.93/(d)/   $ 20.26       $19.98        $ 20.06
Total return (c).........................................         --           7.10%        5.67%          4.05%
Ratio to average net assets of (d):
   Expenses, before waivers and reimbursements...........         --           1.10%        1.09%          1.18%
   Expenses, net of waivers and reimbursements...........         --           0.60%        0.60%          0.60%
   Net investment income, before waivers
     and reimbursements..................................         --           5.27%        5.14%          4.39%
   Net investment income, net of waivers
     and reimbursements..................................         --           5.77%        5.63%          4.97%
Portfolio turnover rate..................................         --         115.55%       95.73%        119.75%
Net assets at end of year (in thousands).................     $   --        $ 3,942       $3,118        $ 3,535
-----------------------------------------------------------------------------------------------------------------

                                                                                  Class D
                                                              ------------------------------------------------------------
                                                                For the     For the      For the    For the     For the
                                                              Year Ended  Year Ended   Year Ended  Year Ended  Year Ended
For the Years Ended November 30,                                1999        1998          1997        1996        1995
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.......................       $20.22     $ 19.94       $20.03      $ 20.04     $ 19.05
Income (loss) from investment operations:
   Net investment income.................................         0.93        1.08         1.16         0.96        0.96
   Net realized and unrealized gain (loss)...............        (0.53)       0.28        (0.10)       (0.03)       1.00
Total income (loss) from investment operations...........         0.40        1.36         1.06         0.93        1.96
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income.................................        (0.90)      (1.08)       (1.15)       (0.94)      (0.97)
   Net realized gain.....................................        (0.29)         --           --           --          --
   Return of capital.....................................           --          --           --           --          --
Total distributions to shareholders......................        (1.19)      (1.08)       (1.15)       (0.94)      (0.97)
Net increase (decrease)..................................        (0.79)       0.28        (0.09)       (0.01)       0.99
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year.............................       $19.43     $ 20.22       $19.94      $ 20.03     $ 20.04
Total return (c).........................................         1.95%       6.96%        5.52%        4.77%      10.66%
Ratio to average net assets of (d):
   Expenses, before waivers and reimbursements...........         1.16%       1.25%        1.24%        1.33%       1.48%
   Expenses, net of waivers and reimbursements...........         0.75%       0.75%        0.75%        0.75%       0.75%
   Net investment income, before waivers
     and reimbursements..................................         4.34%       5.05%        5.01%        4.25%       4.35%
   Net investment income, net of waivers
     and reimbursements..................................         4.75%       5.55%        5.50%        4.83%       5.08%
Portfolio turnover rate..................................        50.70%     115.55%       95.73%      119.75%     141.14%
Net assets at end of year (in thousands).................       $  810     $ 1,224       $  312      $   225     $    67
--------------------------------------------------------------------------------------------------------------------------

Financial Information continued



Financial Highlights
For the Years Ended November 30,

Short-Intermediate Bond Portfolio


                                                                                               Class A
                                                                 -------------------------------------------------------------------
                                                                    For the        For the      For the       For the      For the
                                                                  Year Ended     Year Ended   Year Ended    Year Ended   Year Ended
                                                                     1999           1998         1997          1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .............................   $  20.03      $  20.36      $  20.70      $  20.73     $  19.53
Income (loss) from investment operations:
   Net investment income .......................................       1.79          1.84          1.46          1.14         1.02
   Net realized and unrealized gain (loss) .....................      (1.36)        (0.36)        (0.29)        (0.01)        1.19
Total income (loss) from investment operations .................       0.43          1.48          1.17          1.13         2.21
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income .......................................      (1.69)        (1.78)        (1.46)        (1.16)       (1.01)
   Net realized gain ...........................................      (0.27)        (0.03)        (0.05)           --           --
   Return of capital ...........................................         --            --            --            --           --
Total distributions to shareholders ............................      (1.96)        (1.81)        (1.51)        (1.16)       (1.01)
Net increase (decrease) ........................................      (1.53)        (0.33)        (0.34)        (0.03)        1.20
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ...................................   $  18.50      $  20.03      $  20.36      $  20.70     $  20.73
Total return (a) ...............................................       2.25%         7.50%         5.95%         5.68%       11.58%
Ratio to average net assets of:
   Expenses, before waivers and reimbursements .................       0.76%         0.76%         0.81%         0.88%        0.91%
   Expenses, net of waivers and reimbursements .................       0.36%         0.36%         0.36%         0.36%        0.36%
   Net investment income, before waivers and reimbursements ....       8.95%         9.21%         7.23%         5.31%        4.59%
   Net investment income, net of waivers and reimbursements ....       9.35%         9.61%         7.68%         5.83%        5.14%
Portfolio turnover rate ........................................      88.29%        89.97%        48.49%        47.68%       54.68%
Net assets at end of year (in thousands) .......................   $184,382      $182,999      $201,457      $153,675     $158,678
------------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

(b) Financial highlights for the year ended November 30, 1999 were calculated using the average shares outstanding method.

                                                                                              Class D
                                                                 ..................................................................
                                                                     For the     For the      For the      For the      For the
                                                                   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                     1999(b)       1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .............................     $19.97       $20.31       $20.66       $20.71       $19.53
Income (loss) from investment operations:
   Net investment income .......................................       1.79         1.78         1.43         1.07         0.94
   Net realized and unrealized gain (loss) .....................      (1.43)       (0.40)       (0.34)       (0.02)         1.18
Total income (loss) from investment operations .................       0.36         1.38         1.09         1.05         2.12
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income .......................................      (1.61)       (1.69)       (1.39)       (1.10)       (0.94)
   Net realized gain ...........................................      (0.27)       (0.03)       (0.05)          --           --
   Return of capital ...........................................         --           --           --           --           --
Total distributions to shareholders ............................      (1.88)       (1.72)       (1.44)       (1.10)       (0.94)
Net increase (decrease) ........................................      (1.52)       (0.34)       (0.35)       (0.05)         1.18
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ...................................     $18.45       $19.97       $20.31       $20.66       $20.71
Total return (a) ...............................................       1.84%        7.08%        5.54%        5.22%       11.09%
Ratio to average net assets of:
   Expenses, before waivers and reimbursements .................       1.15%        1.15%        1.20%        1.27%        1.30%
   Expenses, net of waivers and reimbursements .................       0.75%        0.75%        0.75%        0.75%        0.75%
   Net investment income, before waivers and reimbursements ....       8.56%        8.91%        7.03%        4.44%        4.30%
   Net investment income, net of waivers and reimbursements ....       8.96%        9.31%        7.48%        4.96%        4.85%
Portfolio turnover rate ........................................      88.29%       89.97%       48.49%       47.68%       54.68%
Net assets at end of year (in thousands) .......................       $121         $824         $891         $343          $13
------------------------------------------------------------------------------------------------------------------------------------

Financial Information continued



Financial Highlights
For the Years Ended November 30,

Intermediate Bond Portfolio


                                                                           Class A                             Class D
                                                         -----------------------------------------  --------------------------------
                                                           For the        For the         For the       For the        For the
                                                          Year Ended    Year Ended      Year Ended    Year Ended      Year Ended
                                                             1999          1998           1997(a)        1999           1998(b)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...................     $ 20.15       $ 19.89          $ 20.00       $ 20.13          $20.46
Income (loss) from investment operations:
        Net investment income ........................        1.10          1.19             0.38          1.06            0.18
        Net realized and unrealized gain (loss) ......       (1.05)         0.27            (0.15)        (1.10)          (0.32)
Total income (loss) from investment operations .......        0.05          1.46             0.23         (0.04)          (0.14)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
        Net investment income ........................       (1.10)        (1.20)           (0.34)        (1.02)          (0.19)
        Net realized gain ............................       (0.12)            -                -         (0.12)              -
        Return of capital ............................           -             -                -             -               -
Total distributions to shareholders ..................       (1.22)        (1.20)           (0.34)        (1.14)          (0.19)
Net increase (decrease) ..............................       (1.17)         0.26            (0.11)        (1.18)          (0.33)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year .........................     $ 18.98       $ 20.15          $ 19.89       $ 18.95          $20.13
Total return (c) .....................................        0.25%         7.55%            1.17%        (0.21)          (0.70)%
Ratio to average net assets of (d):
        Expenses, before waivers and reimbursements ..        0.80%         1.09%            2.28%         1.19%           1.48%
        Expenses, net of waivers and reimbursements ..        0.36%         0.36%            0.36%         0.75%           0.75%
        Net investment income, before waivers
                and reimbursements ...................        5.21%         5.46%            3.95%         4.82%           4.96%
        Net investment income, net of waivers
                and reimbursements ...................        5.65%         6.19%            5.87%         5.26%           5.69%
Portfolio turnover rate ..............................      193.44%        93.40%           56.99%       193.44%          93.40
Net assets at end of year (in thousands) .............     $49,414       $30,439          $19,997           $26             $41
------------------------------------------------------------------------------------------------------------------------------------

(a) For the period August 1, 1997 (commencement of operations) through November 30, 1997.
(b) For the period October 5, 1998 (Class D shares issue date) through November 30, 1998.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d)  Annualized for periods less than a full year.

                      This page intentionally left blank.

Financial Information continued


Financial Highlights
For the Years Ended November 30,


U.S. Treasury Index Portfolio


                                                                                             Class A
                                                                 ------------------------------------------------------------------
                                                                   For the       For the      For the       For the      For the
                                                                 Year Ended    Year Ended   Year Ended    Year Ended   Year Ended
                                                                    1999          1998         1997          1996         1995
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year...........................     $ 21.77        $ 20.81      $ 20.60       $ 20.78     $ 18.77
Income (loss) from investment operations:
   Net investment income.....................................        1.09           1.23         1.26          1.19        1.11
   Net realized and unrealized gain (loss)...................       (1.54)          0.97         0.20         (0.18)       2.01
   Total income (loss) from investment operations............       (0.45)          2.20         1.46          1.01        3.12
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income.....................................       (1.07)         (1.24)       (1.25)        (1.19)      (1.11)
   Net realized gain.........................................          --             --           --            --          --
   Return of capital.........................................          --             --           --            --          --
Total distributions to shareholders..........................       (1.07)         (1.24)       (1.25)        (1.19)      (1.11)
Net increase (decrease)......................................       (1.52)          0.96         0.21         (0.18)       2.01
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year.................................     $ 20.25        $ 21.77      $ 20.81       $ 20.60     $ 20.78
Total return (a).............................................       (2.10)%        10.92%        7.44%         5.10%      16.95%
Ratio to average net assets of (b):
   Expenses, before waivers and reimbursements...............        0.77%          0.77%        0.82%         1.04%       0.89%
   Expenses, net of waivers and reimbursements...............        0.26%          0.26%        0.26%         0.26%       0.26%
   Net investment income, before
     waivers and reimbursements..............................        4.73%          5.22%        5.80%         5.15%       4.46%
   Net investment income, net of
     waivers and reimbursements..............................        5.24%          5.73%        6.36%         5.93%       5.09%
Portfolio turnover rate......................................       84.77%         69.84%       72.61%        42.49%      80.36%
Net assets at end of year (in thousands).....................     $22,033        $22,085      $33,839       $26,273     $17,674
-----------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b)  Annualized for periods less than a full year.
(c) For the period October 7, 1998 (Class C shares issue date) through November 30, 1998.
(d) Financial highlights for the year ended November 30, 1999 were calculated using the average shares outstanding method.

                                                            Class C                                Class D
                                                    ----------------------  -------------------------------------------------------
                                                      For the    For the       Ended     For the    For the    For the    For the
                                                    Year Ended Year Ended   Year Ended Year Ended Year Ended Year Ended Year Ended
                                                       1999      1998(c)      1999(d)     1998       1997       1996       1995
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.................   $ 21.81   $ 22.28       $ 21.74     20.77      $20.57     $20.75     $18.77
Income (loss) from investment operations:
   Net investment income...........................      0.96      0.21          1.05      1.13        1.20       1.17       1.00
   Net realized and unrealized gain (loss).........     (1.50)    (0.52)        (1.59)     1.00        0.18      (0.24)      2.03
   Total income (loss) from investment operations..     (0.54)    (0.31)        (0.54)     2.13        1.38       0.93       3.03
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income...........................     (1.02)    (0.16)        (0.98)    (1.16)      (1.18)     (1.11)     (1.05)
   Net realized gain...............................        --        --            --        --          --         --         --
   Return of capital...............................        --        --            --        --          --         --         --
Total distributions to shareholders................     (1.02)    (0.16)        (0.98)    (1.16)      (1.18)     (1.11)     (1.05)
Net increase (decrease)............................     (1.56)    (0.47)        (1.52)     0.97        0.20      (0.18)      1.98
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year.......................   $ 20.25   $ 21.81       $ 20.22    $21.74      $20.77     $20.57     $20.75
Total return (b)...................................     (2.49)%   (1.39)%       (2.50)%   10.50%       7.03%      4.72%     16.43%
Ratio to average net assets of (c):
   Expenses, before waivers and reimbursements.....      1.01%     1.01%         1.16%     1.16%       1.21%      1.43%      1.28%
   Expenses, net of waivers and reimbursements.....      0.50%     0.50%         0.65%     0.65%       0.65%      0.65%      0.65%
   Net investment income, before
     waivers and reimbursements....................      4.49%     4.71%         4.34%     4.84%       5.51%      4.79%      4.78%
   Net investment income, net of
     waivers and reimbursements....................      5.00%     5.22%         4.85%     5.35%       6.07%      5.57%      5.41%
Portfolio turnover rate............................     84.77%    69.84%        84.77%    69.84%      72.61%     42.49%     80.36%
Net assets at end of year (in thousands)...........   $   194   $    17       $   177    $1,721      $1,707     $  848     $  286
-----------------------------------------------------------------------------------------------------------------------------------

Financial Information continued


Financial Highlights
For the Years Ended November 30,

Bond Portfolio


                                                                                            Class A
                                                              ------------------------------------------------------------------
                                                               For the       For the      For the        For the     For the
                                                              Year Ended    Year Ended   Year Ended     Year Ended  Year Ended
                                                                 1999          1998         1997           1996      1995
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................   $  21.61      $  21.08     $   20.77      $  20.96    $    18.29
Income (loss) from investment operations:
         Net investment income..............................       1.35          1.47          1.34          1.29          1.17
         Net realized and unrealized gain (loss)............      (1.63)         0.62          0.29         (0.19)         2.66
Total income (loss) from investment operations..............      (0.28)         2.09          1.63          1.10          3.83
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
         Net investment income..............................      (1.34)        (1.44)        (1.32)        (1.26)        (1.14)
         Net realized gain..................................      (0.68)        (0.12)           --            --            --
         Return of capital..................................         --            --            --         (0.03)        (0.02)
Total distributions to shareholders.........................      (2.02)        (1.56)        (1.32)        (1.29)        (1.16)
Net increase (decrease).....................................      (2.30)         0.53          0.31         (0.19)         2.67
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................   $  19.31      $  21.61     $   21.08       $ 20.77    $    20.96
Total return (a)............................................      (1.35)%       10.31%         8.17%         5.57%        21.55%
Ratio to average net assets of: (b)
         Expenses, before waivers and reimbursements........       0.74%         0.75%         0.77%         0.84%         0.84%
         Expenses, net of waivers and reimbursements........       0.36%         0.36%         0.36%         0.36%         0.36%
         Net investment income, before waivers
                  and reimbursements........................       6.57%         6.68%         6.25%         5.91%         5.46%
         Net investment income, net of waivers
                  and reimbursements........................       6.95%         7.07%         6.66%         6.39%         5.94%
Portfolio turnover rate.....................................      72.61%        84.80%        76.30%       101.38%        74.19%
Net assets at end of year (in thousands)....................   $879.161      $605,517      $460,514      $366,850    $  286,301
---------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b)  Annualized for periods less than a full year.
(c) For the period July 3, 1955 (Class C shares issue date) through November 30, 1995.


                                                                                                Class C
                                                                -------------------------------------------------------------------
                                                                   For the       For the      For the        For the     For the
                                                                  Year Ended    Year Ended   Year Ended     Year Ended  Year Ended
                                                                     1999          1998         1997           1996      1995(c)
===================================================================================================================================
Net asset value, beginning of year..........................      $  21.60      $  21.07     $   20.78      $  20.96    $   20.21
Income (loss) from investment operations:
         Net investment income..............................          1.32          1.42          1.29          1.25         0.47
         Net realized and unrealized gain (loss)............         (1.65)         0.62          0.28         (0.18)        0.74
Total income (loss) from investment operations..............         (0.33)         2.04          1.57          1.07         1.21
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
         Net investment income..............................         (1.29)        (1.39)        (1.28)        (1.22)       (0.45)
         Net realized gain..................................         (0.68)        (0.12)           --            --           --
         Return of capital..................................            --            --            --         (0.03)       (0.01)
Total distributions to shareholders.........................         (1.97)        (1.51)        (1.28)        (1.25)       (0.46)
Net increase (decrease).....................................         (2.30)        (0.53)        (0.29)        (0.18)       (0.75)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................      $  19.30      $  21.60     $   21.07      $  20.78    $   20.96
Total return (a)............................................         (1.59)%       10.04%         7.88%         5.33%        6.08%
Ratio to average net assets of:
         Expenses, before waivers and reimbursements........          0.98%         0.99%         1.01%         1.08%        1.08%
         Expenses, net of waivers and reimbursements........          0.60%         0.60%         0.60%         0.60%        0.60%
         Net investment income, before waivers                        6.33%         6.44%         5.98%         5.61%        5.11%
                  and reimbursements........................
         Net investment income, net of waivers
                  and reimbursements........................          6.71%         6.83%         6.39%         6.09%        5.59%
Portfolio turnover rate.....................................         72.61%        84.80%        76.30%       101.38%       74.19%
Net assets at end of year (in thousands)....................      $ 62,557      $ 61,450      $ 50,554      $  7,342    $   3,704
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Class D
                                                                     For the       For the      For the     For the     For the
                                                                    Year Ended    Year Ended   Year Ended  Year Ended  Year Ended
                                                                       1999          1998         1997        1996      1995
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................          $ 21.58         21.05         20.76      20.94     $  18.29
Income (loss) from investment operations:
         Net investment income..............................             1.31          1.38          1.24       1.22         1.08
         Net realized and unrealized gain (loss)............            (1.67)         0.63          0.30      (0.18)        2.66
Total income (loss) from investment operations..............            (0.36)         2.01          1.54       1.04         3.74
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
         Net investment income..............................            (1.26)        (1.36)        (1.25)     (1.19)       (1.09)
         Net realized gain..................................            (0.68)        (0.12)           --         --           --
         Return of capital..................................               --            --            --      (0.03)          --
Total distributions to shareholders.........................            (1.94)        (1.48)        (1.25)     (1.22)       (1.09)
Net increase (decrease).....................................            (2.30)        (0.53)        (0.29)     (0.18)       (2.65)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................         $  19.28      $  21.58     $   21.05   $  20.76    $   20.94
Total return (a)............................................            (1.74)%        9.89%         7.74%      5.17%       21.06%
Ratio to average net assets of:
         Expenses, before waivers and reimbursements........             1.13%         1.14%         1.16%      1.23%        1.23%
         Expenses, net of waivers and reimbursements........             0.75%         0.75%         0.75%      0.75%        0.75%
         Net investment income, before waivers
                  and reimbursements........................             6.18%         6.31%         5.86%      5.51%        5.00%
         Net investment income, net of waivers
                  and reimbursements........................             6.56%         6.70%         6.27%      5.99%        5.48%
Portfolio turnover rate.....................................            72.61%        84.80%        76.30%    101.38%       74.19%
Net assets at end of year (in thousands)....................         $  1,497      $  2,039      $    601   $    220    $     120
-----------------------------------------------------------------------------------------------------------------------------------

Financial Information continued

Financial Highlights
For the Years Ended November 30,
International Bond Portfolio


                                                                                                             Class A

                                                              For the        For the         For the         For the
                                                            Year Ended      Year Ended     Year Ended      Year Ended
                                                               1999            1998           1997            1996
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.......................      $21.35          $20.13         $22.16          $21.74
Income (loss) from investment operations:
  Net investment income..................................        0.96            0.98           1.02            1.54
  Net realized and unrealized gain (loss)................       (2.07)           1.33          (1.70)           0.43
Total income (loss) from investment operations...........       (1.11)           2.31          (0.68)           1.97
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income (b)..............................       (1.24)          (0.79)         (1.01)          (1.55)
  Net realized gain......................................       (0.14)          (0.30)         (0.34)             --
  Return of capital......................................          --             --              --              --
Total distributions to shareholders......................       (1.38)         (1.09)          (1.35)          (1.55)
Net increase (decrease)..................................       (2.49)          1.22           (2.03)           0.42
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of year.............................      $18.86         $21.35          $20.13          $22.16
Total return (c).........................................       (5.76)%        11.85%          (3.02)%          9.47%
Ratio to average net assets of: (d)
  Expenses, before waivers and reimbursements............        1.44%          1.52%           1.52%           1.58%
  Expenses, net of waivers and reimbursements............        0.96%          0.96%           0.96%           0.96%
  Net investment income, before waivers
     and reimbursements..................................        4.41%          4.71%           5.05%           5.29%
  Net investment income, net of waivers
     and reimbursements..................................        4.89%          5.27%           5.61%           5.91%
Portfolio turnover rate..................................       17.85%         23.76%          29.29%          33.89%
Net assets at end of period (in thousands)...............     $28,397        $28,568         $26,383         $34,183
--------------------------------------------------------------------------------------------------------------------

(a) For the period November 20, 1995 (Class D shares issue date) through November 30, 1995.
(b) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for Federal income tax purposes.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d)  Annualized for periods less than a full year.
(e) Class D shares were fully redeemed as of August 22, 1999. Financial highlights for the year ended November 30, 1999 were calculated using the average shares outstanding method.

                                                                   For the
                                                                 Year Ended
                                                                    1995
------------------------------------------------------------------------------
Net asset value, beginning of year.......................         $19.93
Income (loss) from investment operations:
  Net investment income..................................           1.26
  Net realized and unrealized gain (loss)................           2.28
Total income (loss) from investment operations...........           3.54
------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income (b)..............................          (1.73)
  Net realized gain......................................             --
  Return of capital......................................             --
Total distributions to shareholders......................          (1.73)
Net increase (decrease)..................................           1.81
------------------------------------------------------------------------------
Net asset value, end of year.............................         $21.74
Total return (c).........................................          18.20%
Ratio to average net assets of:
  Expenses, before waivers and reimbursements............           1.47%
  Expenses, net of waivers and reimbursements............           0.96%
  Net investment income, before waivers
     and reimbursements..................................           5.41%
  Net investment income, net of waivers
     and reimbursements..................................           5.92%
Portfolio turnover rate..................................          54.46%
Net assets at end of period (in thousands)...............        $32,673
------------------------------------------------------------------------------

                                                                                           Class D
                                                         --------------------------------------------------------------------------
                                                            For the         For the       For the         For the         For the
                                                          Year Ended      Year Ended     Year Ended     Year Ended      Year Ended
                                                             1999            1998           1997            1996          1995(a)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..................       $21.26           $20.06         $22.14         $21.74           $22.17
Income (loss) from investment operations:
  Net investment income.............................         0.29             0.93           0.97           1.37             0.02
  Net realized and unrealized gain (loss)...........        (1.25)            1.29          (1.72)          0.51            (0.08)
Total income (loss) from investment operations......        (0.96)            2.22          (0.75)          1.88            (0.06)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income (b).........................        (0.54)           (0.72)         (0.99)         (1.48)           (0.37)
  Net realized gain.................................        (0.14)           (0.30)         (0.34)            --               --
  Return of capital.................................            --              --             --             --               --
Total distributions to shareholders.................        (0.68)           (1.02)         (1.33)         (1.48)           (0.37)
Net increase (decrease).............................        (1.64)            1.20          (2.08)          0.40            (0.43)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year........................       $19.62(e)        $21.26         $20.06         $22.14           $21.74
Total return (c)....................................                         11.43%         (3.38)%         9.04%           (0.30)%
Ratio to average net assets of:
  Expenses, before waivers and reimbursements.......                          1.91%          1.91%          1.97%            1.86%
  Expenses, net of waivers and reimbursements.......                          1.35%          1.35%          1.35%            1.35%
  Net investment income, before waivers
     and reimbursements.............................                          4.34%          4.80%          5.05%            2.75%
  Net investment income, net of waivers
     and reimbursements.............................                          4.90%          5.36%          5.67%            3.26%
Portfolio turnover rate.............................                         23.76%         29.29%         33.89%           54.46%
Net assets at end of period (in thousands)..........                          $132            $91            $52               $9
-----------------------------------------------------------------------------------------------------------------------------------

Financial Information continued


Financial Highlights
For the Years Ended November 30,

Balanced Portfolio


                                                                                          Class A
                                                           ---------------------------------------------------------------------
                                                             For the       For the        For the        For the        For the
                                                           Year Ended    Year Ended     Year Ended     Year Ended     Year Ended
                                                              1999          1998           1997           1996           1995
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.......................     $14.95        $13.59         $12.24          $11.05        $9.50
Income (loss) from investment operations:
  Net investment income..................................       0.40          0.38           0.38            0.34         0.34
  Net realized and unrealized gain (loss)................       1.55          1.81           1.66            1.19         1.55
Total income (loss) from investment operations...........       1.95          2.19           2.04            1.53         1.89
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income..................................      (0.47)        (0.32)         (0.38)          (0.34)       (0.34)
  In excess of net investment income.....................      (0.01)           --             --              --           --
  Net realized gain......................................      (1.30)        (0.51)         (0.31)             --           --
Total distributions to shareholders......................      (1.78)        (0.83)         (0.69)          (0.34)       (0.34)
Net increase.............................................       0.17          1.36           1.35            1.19         1.55
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year.............................     $15.12        $14.95         $13.59          $12.24       $11.05
Total return (a).........................................      14.11%        16.90%         17.29%          14.07%       20.22%
Ratio to average net assets of (b):
  Expenses, before waivers and reimbursements............       0.99%         1.04%          1.11%           1.20%        1.28%
  Expenses, net of waivers and reimbursements............       0.61%         0.61%          0.61%           0.61%        0.61%
  Net investment income, before waivers
    and reimbursements...................................       2.31%         2.40%          2.49%           2.44%        2.69%
  Net investment income, net of waivers
    and reimbursements...................................       2.69%         2.83%          2.99%           3.03%        3.36%
Portfolio turnover rate..................................      77.19%        67.16%         59.06%         104.76%       93.39%
Net assets at end of year (in thousands).................     76,884       $61,969        $51,475         $45,157      $38,897
------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b)  Annualized for periods less than a full year.
(c) Financial Highlights for the year ended November 30, 1999 were calculated using the average shares outstanding method.
(d) For the period December 29, 1995 (Class C shares issue date) through November 30, 1996.
(e) For the period February 20, 1996 (Class D shares issue date) through November 30, 1996.

                                                                                  Class C
                                                            ----------------------------------------------------
                                                                 For the     For the      For the      For the
                                                               Year Ended  Year Ended   Year Ended   Year Ended
                                                                1999(c)       1998         1997        1996(d)
================================================================================================================
Net asset value, beginning of year.......................          14.91      $13.56       $12.24       $11.12
Income (loss) from investment operations:
  Net investment income..................................           0.34        0.37         0.36         0.29
  Net realized and unrealized gain (loss)................           1.60        1.78         1.64         1.12
Total income (loss) from investment operations...........           1.94        2.15         2.00         1.41
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income..................................          (0.42)      (0.29)       (0.37)       (0.29)
  In excess of net investment income.....................             --          --           --           --
  Net realized gain......................................          (1.30)      (0.51)       (0.31)          --
Total distributions to shareholders......................          (1.72)      (0.80)       (0.68)       (0.29)
Net increase.............................................           0.22        1.35         1.32         1.12
----------------------------------------------------------------------------------------------------------------
Net asset value, end of year.............................          15.13      $14.91       $13.56       $12.24
Total return (a).........................................          14.03%      16.61%       17.00%       12.72%
Ratio to average net assets of:
  Expenses, before waivers and reimbursements............           1.23%       1.28%        1.35%        1.44%
  Expenses, net of waivers and reimbursements............           0.85%       0.85%        0.85%        0.85%
  Net investment income, before waivers
    and reimbursements...................................           2.07%       2.15%        2.25%        2.21%
  Net investment income, net of waivers
    and reimbursements...................................           2.45%       2.58%        2.75%        2.80%
Portfolio turnover rate..................................          77.19%      67.16%       59.06%      104.76%
Net assets at end of year (in thousands).................           $805      $5,459       $4,587       $5,997

                                                                                  Class D
                                                             ---------------------------------------------------
                                                                  For the     For the      For the      For the
                                                                Year Ended  Year Ended   Year Ended   Year Ended
                                                                    1999        1998         1997       1996(e)
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.......................           $14.88     $13.54       $12.23       $11.34
Income (loss) from investment operations:
  Net investment income..................................             0.36       0.40         0.34         0.22
  Net realized and unrealized gain (loss)................             1.53       1.72         1.64         0.96
Total income (loss) from investment operations...........             1.89       2.12         1.98         1.18
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income..................................            (0.41)     (0.27)       (0.36)       (0.29)
  In excess of net investment income.....................               --         --           --           --
  Net realized gain......................................            (1.30)     (0.51)       (0.31)          --
Total distributions to shareholders......................            (1.71)     (0.78)       (0.67)       (0.29)
Net increase.............................................             0.18       1.34         1.31         0.89
----------------------------------------------------------------------------------------------------------------
Net asset value, end of year.............................           $15.06     $14.88       $13.54       $12.23
Total return (a).........................................            13.73%     16.45%       16.82%       10.55%
Ratio to average net assets of:
  Expenses, before waivers and reimbursements............             1.38%      1.43%        1.50%        1.59%
  Expenses, net of waivers and reimbursements............             1.00%      1.00%        1.00%        1.00%
  Net investment income, before waivers
    and reimbursements...................................             1.92%      2.01%        2.10%        2.19%
  Net investment income, net of waivers
    and reimbursements...................................             2.30%      2.44%        2.60%        2.78%
Portfolio turnover rate..................................            77.19%     67.16%       59.06%      104.76%
Net assets at end of year (in thousands).................             $405       $752         $322         $232
----------------------------------------------------------------------------------------------------------------

Financial Information continued


Financial Highlights
For the Years Ended November 30,

Equity Index Portfolio


                                                                                          Class A
                                                           ---------------------------------------------------------------------
                                                             For the       For the        For the        For the        For the
                                                           Year Ended    Year Ended     Year Ended     Year Ended     Year Ended
                                                              1999          1998           1997           1996           1995
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year....................       $22.69         $20.09         $16.79         $13.86         $10.60
Income (loss) from investment operations:
  Net investment income...............................         0.28           0.28           0.30           0.31           0.30
  Net realized and unrealized gain (loss).............         4.13           4.02           4.13           3.36           3.47
Total income from investment operations...............         4.41           4.30           4.43           3.67           3.77
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income...............................        (0.32)         (0.26)         (0.30)         (0.31)         (0.30)
  In excess of net investment income..................        (0.01)            --             --             --             --
  Net realized gain...................................        (1.43)         (1.44)         (0.83)         (0.43)         (0.21)
Total distributions to shareholders...................        (1.76)         (1.70)         (1.13)         (0.74)         (0.51)
Net increase (decrease)...............................         2.65           2.60           3.30           2.93           3.26
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year..........................       $25.34         $22.69         $20.09         $16.79         $13.86
Total return (a)......................................        20.53%         23.39%         27.93%         27.53%         36.60%
Ratio to average net assets of (b):
  Expenses, before waivers and reimbursements.........         0.44%          0.46%          0.46%          0.50%          0.54%
  Expenses, net of waivers and reimbursements.........         0.21%          0.21%          0.22%          0.22%          0.22%
  Net investment income, before waivers
    and reimbursements................................         0.96%          1.11%          1.42%          1.84%          2.22%
  Net investment income, net of waivers
    and reimbursements................................         1.19%          1.36%          1.66%          2.12%          2.54%
Portfolio turnover rate...............................        12.81%         15.26%         18.96%         18.02%         15.27%
Net assets at end of year (in thousands)                 $1,368,157     $1,175,112       $844,065       $675,804       $479,763
--------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b)  Annualized for periods less than a full year.
(c) For the period September 28, 1995 (Class C Shares issue date) through November 30, 1995.

                                                                                        Class C
                                                            ------------------------------------------------------------------
                                                               For the     For the      For the      For the      For the
                                                             Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                                1999        1998         1997         1996        1995(c)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year....................         $22.64      $20.05       $16.79      $13.86        $13.43
Income (loss) from investment operations:
  Net investment income...............................           0.22        0.24         0.26        0.28          0.05
  Net realized and unrealized gain (loss).............           4.12        4.01         4.11        3.35          0.45
Total income from investment operations...............           4.34        4.25         4.37        3.63          0.50
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income...............................          (0.21)      (0.22)       (0.28)      (0.27)        (0.07)
  In excess of net investment income..................          (0.06)         --           --          --            --
  Net realized gain...................................          (1.43)      (1.44)       (0.83)      (0.43)           --
Total distributions to shareholders...................          (1.70)      (1.66)       (1.11)      (0.70)        (0.07)
Net increase (decrease)...............................           2.64        2.59         3.26        2.93          0.43
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year..........................         $25.28      $22.64       $20.05      $16.79        $13.86
Total return (a)......................................          20.23%      23.09%       27.64%      27.24%         3.94%
Ratio to average net assets of:
  Expenses, before waivers and reimbursements.........           0.68%       0.68%        0.70%       0.70%         0.74%
  Expenses, net of waivers and reimbursements.........           0.45%       0.45%        0.45%       0.46%         0.46%
  Net investment income, before waivers
    and reimbursements................................           0.72%       0.87%        1.18%       1.61%         1.97%
  Net investment income, net of waivers
    and reimbursements................................           0.95%       1.12%        1.42%       1.89%         2.29%
Portfolio turnover rate...............................          12.81%      15.26%       18.96%      18.02%        15.27%
Net assets at end of year (in thousands)                     $113,588    $111,991      $82,982     $53,929       $18,390
------------------------------------------------------------------------------------------------------------------------------



                                                                                         Class D
                                                                 ---------------------------------------------------------------
                                                                    For the     For the      For the      For the      For the
                                                                  Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                                     1999        1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year....................              $ 22.58     $ 20.00     $ 16.77        $13.83      $10.60
Income (loss) from investment operations:
  Net investment income...............................                 0.16        0.21        0.26          0.27        0.25
  Net realized and unrealized gain (loss).............                 4.15        4.00        4.07          3.36        3.47
Total income from investment operations...............                 4.31        4.21        4.33          3.63        3.72
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income...............................                (0.14)      (0.19)      (0.27)        (0.26)      (0.28)
  In excess of net investment income..................                (0.07)         --          --            --          --
  Net realized gain...................................                (1.43)      (1.44)      (0.83)        (0.43)      (0.21)
Total distributions to shareholders...................                (1.64)      (1.63)      (1.10)        (0.69)      (0.49)
Net increase (decrease)...............................                 2.67        2.58        3.23          2.94        3.23
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year..........................              $ 25.25     $ 22.58     $ 20.00        $16.77      $13.83
Total return (a)......................................                20.15%      22.90%      27.45%        27.20%      36.20%
Ratio to average net assets of:
  Expenses, before waivers and reimbursements.........                 0.83%       0.83%       0.85%         0.89%       0.93%
  Expenses, net of waivers and reimbursements.........                 0.60%       0.60%       0.61%         0.61%       0.61%
  Net investment income, before waivers
    and reimbursements................................                 0.57%       0.72%       1.03%         1.50%       1.75%
  Net investment income, net of waivers
    and reimbursements................................                 0.80%       0.97%       1.27%         1.78%       2.07%
Portfolio turnover rate...............................                12.81%      15.26%      18.96%        18.02%      15.27%
Net assets at end of year (in thousands)                            $16,397     $31,703     $30,650        $8,005      $  810
-------------------------------------------------------------------------------------------------------------------------------

Financial Information continued

Financial Highlights
For the Years Ended November 30,

Diversified Growth Portfolio


                                                                         Class A
                                                        -----------------------------------------
                                                           For the        For the        For the
                                                         Year Ended     Year Ended     Year Ended
                                                            1999           1998            1997
=================================================================================================
Net asset value, beginning of year.....................     $17.76          $16.20         $14.36
Income (loss) from investment operations:
  Net investment income................................       0.07            0.07           0.11
  Net realized and unrealized gain.....................       3.95            3.46           3.33
Total income (loss) from investment operations.........       4.02            3.53           3.44
-------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income................................      (0.07)          (0.11)         (0.14)
  In excess of net investment income...................         --              --             --
  Net realized gain....................................      (1.92)          (1.86)         (1.46)
Total distributions to shareholders....................      (1.99)          (1.97)         (1.60)
Net increase...........................................       2.03            1.56           1.84
-------------------------------------------------------------------------------------------------
Net asset value, end of year...........................     $19.79          $17.76         $16.20
Total return (a).......................................      24.66%          25.22%         27.06%
Ratio to average net assets of:
  Expenses, before waivers and reimbursements..........       0.96%           0.96%          1.03%
  Expenses, net of waivers and reimbursements..........       0.67%(b)        0.66%          0.67%
  Net investment income, before waivers
     and reimbursements................................       0.04%           0.15%          0.40%
  Net investment income, net of waivers
     and reimbursements................................       0.33%           0.45%          0.76%
Portfolio turnover rate................................      67.47%          37.74%         45.53%
Net assets at end of year (in thousands)...............   $189,077        $177,947       $158,383
-------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b) Expense ratio, net of waivers and reimbursements, for the year ended November 30, 1999 would have been 0.66% and 1.05% for Class A and D, respectively, absent the effect of interest expense incurred by the Fund's temporary borrowing against a line of credit.
(c) Financial highlights for the year ended November 30, 1999 were calculated using the average shares outstanding method.

                                                                      Class C
                                                           --------------------------------
                                                                  For the       For the
                                                                Year Ended    Year Ended
                                                                   1996          1995
===========================================================================================
Net asset value, beginning of year.....................            $12.20        $9.88
Income (loss) from investment operations:
  Net investment income................................              0.14         0.15
  Net realized and unrealized gain.....................              2.33         2.26
Total income (loss) from investment operations.........              2.47         2.41
-------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income................................             (0.15)       (0.09)
  In excess of net investment income...................                --           --
  Net realized gain....................................             (0.16)          --
Total distributions to shareholders....................             (0.31)       (0.09)
Net increase...........................................              2.16         2.32
-------------------------------------------------------------------------------------------
Net asset value, end of year...........................            $14.36       $12.20
Total return (a).......................................             20.83%       24.55%
Ratio to average net assets of:
  Expenses, before waivers and reimbursements..........              1.10%        1.12%
  Expenses, net of waivers and reimbursements..........              0.66%        0.69%
  Net investment income, before waivers
     and reimbursements................................              0.54%        0.73%
  Net investment income, net of waivers
     and reimbursements................................              0.98%        1.16%
Portfolio turnover rate................................             59.99%       81.65%
Net assets at end of year (in thousands)...............          $142,055     $146,731
-------------------------------------------------------------------------------------------



                                                                                            Class D
                                                              --------------------------------------------------------------------
                                                                 For the        For the       For the      For the      For the
                                                                Year Ended    Year Ended    Year Ended   Year Ended   Year Ended
                                                                  1999(c)        1998          1997         1996         1995
================================================================================================================================
Net asset value, beginning of year.....................           $17.53          $16.03       $14.26         $12.16       $9.88
Income (loss) from investment operations:
  Net investment income................................               --            0.03         0.09           0.11        0.11
  Net realized and unrealized gain.....................             3.89            3.40         3.27           2.29        2.25
Total income (loss) from investment operations.........             3.89            3.43         3.36           2.40        2.36
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income................................               --           (0.07)       (0.13)         (0.14)      (0.08)
  In excess of net investment income...................            (0.01)             --           --             --          --
  Net realized gain....................................            (1.92)          (1.86)       (1.46)         (0.16)         --
Total distributions to shareholders....................            (1.93)          (1.93)       (1.59)         (0.30)      (0.08)
Net increase...........................................             1.96            1.50         1.77           2.10        2.28
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year...........................           $19.49          $17.53       $16.03         $14.26      $12.16
Total return (a).......................................            24.09%          24.73%       26.60%         20.39%      24.19%
Ratio to average net assets of:
  Expenses, before waivers and reimbursements..........             1.35%           1.35%        1.42%          1.49%       1.51%
  Expenses, net of waivers and reimbursements..........             1.06%(b)        1.05%        1.06%          1.05%       1.08%
  Net investment income, before waivers
     and reimbursements................................            (0.35)%         (0.24)%       0.01%          0.15%       0.30%
  Net investment income, net of waivers
     and reimbursements................................            (0.06)%          0.06%        0.37%          0.59%       0.73%
Portfolio turnover rate................................            67.47%          37.74%       45.53%         59.99%      81.65%
Net assets at end of year (in thousands)...............             $476          $1,122         $696           $433        $221
--------------------------------------------------------------------------------------------------------------------------------

Financial Information continued


Financial Highlights
For the Years Ended November 30,

Focused Growth Portfolio


                                                                                  Class A
                                                    --------------------------------------------------------------------------------
                                                       For the          For the             For the       For the      For the
                                                      Year Ended       Year Ended          Year Ended    Year Ended   Year Ended
                                                        1999             1998                1997          1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.................   $  16.39         $   16.20           $  14.48        $  12.53    $   9.79
Income (loss) from investment operations:
    Net investment income (loss)...................         --             (0.01)              0.05            0.02        0.05
    Net realized and unrealized gain...............       5.28              3.10               3.37            2.17        2.71
Total income (loss) from investment operations.....       5.28              3.09               3.42            2.19        2.76
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net investment income..........................         --             (0.05)             (0.02)          (0.05)      (0.02)
    Net realized gain..............................      (1.26)            (2.85)             (1.68)          (0.19)         --
Total distributions to shareholders................      (1.26)            (2.90)             (1.70)          (0.24)      (0.02)
Net increase.......................................       4.02              0.19               1.72            1.95        2.74
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year.......................   $  20.41         $   16.39           $  16.20        $  14.48    $  12.53
Total return (a)...................................      34.23%            24.03%             27.05%          17.82%      28.38%
Ratio to average net assets of (b):
    Expenses, before waivers and reimbursements....       1.26%             1.29%              1.34%           1.43%       1.47%
    Expenses, net of waivers and reimbursements....       0.92%             0.92%              0.92%           0.91%       0.91%
    Net investment loss, before waivers
        and reimbursements.........................      (0.60)%           (0.41)%            (0.12)%         (0.40)%     (0.10)%
    Net investment income (loss), net of waivers
        and reimbursements.........................      (0.26)%           (0.04)%             0.30%           0.12%       0.46%
Portfolio turnover rate............................     110.80%            79.11%            108.29%         116.78%      85.93%
Net assets at end of year (in thousands)...........   $180,557         $ 123,380           $115,802        $106,250    $ 86,099
------------------------------------------------------------------------------------------------------------------------------------


(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

(b)  Annualized for periods less than a full year.

(c) For the period June 14, 1996 (Class C shares issue date) through November 30, 1996.

(d) For the period December 8, 1994 (Class D shares issue date) through November 30, 1995.

                                                                                Class C
                                                           ------------------------------------------------------------
                                                                 For the       For the       For the       For the
                                                                Year Ended    Year Ended    Year Ended    Year Ended
                                                                  1999          1998          1997          1996(c)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.................               $ 16.34     $ 16.16       $ 14.47         $ 13.46
Income (loss) from investment operations:
    Net investment income (loss)...................                 (0.03)      (0.05)         0.01           (0.01)
    Net realized and unrealized gain...............                  5.25        3.09          3.37            1.02
Total income (loss) from investment operations.....                  5.22        3.04          3.38            1.01
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net investment income..........................                    --       (0.01)        (0.01)             --
    Net realized gain..............................                 (1.26)      (2.85)        (1.68)             --
Total distributions to shareholders................                 (1.26)      (2.85)        (1.69)             --
Net increase.......................................                  3.96        0.18          1.69            1.01
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year.......................               $ 20.30     $ 16.34       $ 16.16         $ 14.47
Total return (a)...................................
Ratio to average net assets of:
    Expenses, before waivers and reimbursements....                 33.95%      23.73%        26.75%           7.51%
    Expenses, net of waivers and reimbursements....
    Net investment loss, before waivers                              1.50%       1.53%         1.58%           1.67%
        and reimbursements.........................                  1.16%       1.16%         1.16%           1.15%
    Net investment income (loss), net of waivers                    (0.84)%     (0.66)%       (0.36)%         (0.64)%
        and reimbursements.........................                 (0.50)%     (0.29)%        0.06%          (0.12)%
Portfolio turnover rate............................                 110.80%      79.11%       108.29%         116.78%
Net assets at end of year (in thousands)...........                $11,183     $ 8,719       $ 8,325         $ 6,993
-----------------------------------------------------------------------------------------------------------------------

                                                                                               Class D
                                                                   ----------------------------------------------------------------
                                                                    For the       For the        For the      For the     For the
                                                                   Year Ended    Year Ended     Year Ended   Year Ended  Year Ended
                                                                     1999          1998           1997         1996        1995(d)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.................                $ 16.14         $ 16.01     $ 14.37       $ 12.48      $  9.55
Income (loss) from investment operations:                            (0.02)          (0.05)       0.03         (0.03)        0.02
    Net investment income (loss)...................                   5.14            3.04        3.30          2.15         2.93
    Net realized and unrealized gain...............                   5.12            2.99        3.33          2.12         2.95
Total income (loss) from investment operations.....
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:                                     --           (0.01)      (0.01)        (0.04)       (0.02)
    Net investment income..........................                  (1.26)          (2.85)      (1.68)        (0.19)          --
    Net realized gain..............................                  (1.26)          (2.86)      (1.69)        (0.23)       (0.02)
Total distributions to shareholders................                   3.86            0.13        1.64          1.89         2.93
Net increase.......................................
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year.......................                $ 20.00         $ 16.14     $ 16.01       $ 14.37      $ 12.48
Total return (a)...................................                  33.74%          23.60%      26.52%        17.42%       30.97%
Ratio to average net assets of:
    Expenses, before waivers and reimbursements....                   1.65%           1.68%       1.73%         1.82%        1.86%
    Expenses, net of waivers and reimbursements....                   1.31%           1.31%       1.31%         1.30%        1.30%
    Net investment loss, before waivers
        and reimbursements.........................                  (0.99)%         (0.81)%     (0.51)%       (0.80)%      (0.67)%
    Net investment income (loss), net of waivers
        and reimbursements.........................                  (0.65)%         (0.44)%     (0.09)%       (0.28)%      (0.11)%
Portfolio turnover rate............................                 110.80%          79.11%     108.29%       116.78%       85.93%
Net assets at end of year (in thousands)...........                $   514         $ 1,779     $ 1,206       $   656      $   489
-----------------------------------------------------------------------------------------------------------------------------------

Financial Information continued

Financial Highlights
For the Years Ended November 30,

Small Company Index Portfolio


                                                                                          Class A
                                                         ------------------------------------------------------------------------
                                                          For the         For the         For the         For the      For the
                                                         Year Ended      Year Ended      Year Ended     Year Ended    Year Ended
                                                            1999            1998            1997           1996          1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......................    $13.02         $15.05          $13.97         $12.98        $10.86
Income (loss) from investment operations:
   Net investment income................................      0.12           0.13            0.15           0.19          0.16
   Net realized and unrealized gain (loss)..............      1.61          (1.13)           2.69           1.75          2.67
Total income (loss) from investment operations..........      1.73          (1.00)           2.84           1.94          2.83
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income................................     (0.10)         (0.14)          (0.17)         (0.14)        (0.15)
   Net realized gain....................................     (1.51)         (0.89)          (1.59)         (0.81)        (0.56)
Total distributions to shareholders.....................     (1.61)         (1.03)          (1.76)         (0.95)        (0.71)
Net increase (decrease).................................      0.12          (2.03)           1.08           0.99          2.12
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year............................    $13.14         $13.02          $15.05         $13.97        $12.98
Total return (a)........................................     14.97%         (7.02)%         23.06%         15.96%        27.76%
Ratio to average net assets of: (b)
   Expenses, before waivers and reimbursements..........      0.81%          0.74%           0.68%          0.79%         0.81%
   Expenses, net of waivers and reimbursements..........      0.34%(c)       0.31%           0.32%          0.32%         0.32%
   Net investment income, before waivers
     and reimbursements.................................      0.80%          0.76%           0.86%          0.89%         0.82%
   Net investment income, net of waivers
     and reimbursements.................................      1.27%          1.19%           1.22%          1.36%         1.31%
Portfolio turnover rate.................................    101.01%         59.21%          42.66%         46.26%        38.46%
Net assets at end of year (in thousands)................  $200,404       $139,100        $147,887       $112,856       $94,899
---------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.

(b)     Annualized for periods less than a full year.

(c) Expense ratio, net of waivers and reimbursement, for the year ended November 30, 1999 would have been 0.70% for Class D, absent the effect of any interest expense incurred by the Fund's temporary borrowing against a line of credit.

(d) For the period January 8, 1998 (Class C shares issue date) through November 30, 1998.

(e) Class C shares were fully redeemed as of June 30, 1999. Financial highlights for the period then ended were calculated using the average shares outstanding method.

(f) For the period December 8, 1994 (Class D shares issue date) through November 30, 1995.

                                                                               Class C
                                                                   ----------------------------------------
                                                                        For the         For the
                                                                     Year Ended       Year Ended
                                                                        1999            1998(d)
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year...................                   $12.98           $13.89
Income (loss) from investment operations:
   Net investment income.............................                     0.09             0.03
   Net realized and unrealized gain (loss)...........                     1.61            (0.94)
Total income (loss) from investment operations.......                     1.70            (0.91)
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income.............................                    (0.03)              --
   Net realized gain.................................                    (1.51)              --
Total distributions to shareholders..................                    (1.54)              --
Net increase (decrease)..............................                     0.16            (0.91)

-----------------------------------------------------------------------------------------------------------
Net asset value, end of year.........................                   $13.14/(e)/      $12.98
Total return (a).....................................                       --            (6.54)%
Ratio to average net assets of:
   Expenses, before waivers and reimbursements.......                       --             0.98%
   Expenses, net of waivers and reimbursements.......                       --             0.55%
   Net investment income, before waivers                                    --             0.55%
     and reimbursements..............................                       --             0.55%
   Net investment income, net of waivers
     and reimbursements..............................                       --             0.98%
Portfolio turnover rate..............................                       --            59.21%
Net assets at end of year (in thousands).............                       --           $  870
-----------------------------------------------------------------------------------------------------------



                                                                                          Class D
                                                            -----------------------------------------------------------------------
                                                             For the         For the         For the         For the      For the
                                                            Year Ended      Year Ended      Year Ended     Year Ended    Year Ended
                                                               1999            1998            1997           1996        1995(f)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year...................          $12.94          $15.01          $13.96         $12.95       $10.51
Income (loss) from investment operations:
   Net investment income.............................            0.10            0.11            0.17           0.13         0.18
   Net realized and unrealized gain (loss)...........            1.52           (1.19)           2.62           1.83         2.96
Total income (loss) from investment operations.......            1.62           (1.08)           2.79           1.96         3.14
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income.............................           (0.04)          (0.10)          (0.15)         (0.14)       (0.14)
   Net realized gain.................................           (1.51)          (0.89)          (1.59)         (0.81)       (0.56)
Total distributions to shareholders..................           (1.55)          (0.99)          (1.74)         (0.95)       (0.70)
Net increase (decrease)..............................            0.07           (2.07)           1.05           1.01         2.44
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year.........................          $13.01          $12.94          $15.01         $13.96       $12.95
Total return (a).....................................           14.13%          (7.58)%         22.68%         16.20%       31.62%
Ratio to average net assets of:                                  1.20%           1.13%           1.07%          1.18%        1.20%
   Expenses, before waivers and reimbursements.......            0.73%/(c)/      0.70%           0.71%          0.71%        0.71%
   Expenses, net of waivers and reimbursements.......            0.41%           0.37%           0.40%          0.55%        0.41%
   Net investment income, before waivers
     and reimbursements..............................            0.88%           0.80%           0.76%          1.02%        0.90%
   Net investment income, net of waivers
     and reimbursements..............................          101.01%          59.21%          42.66%          46.26%      38.46%
Portfolio turnover rate..............................
Net assets at end of year (in thousands).............          $  446          $  855          $  690          $  269      $   44
-----------------------------------------------------------------------------------------------------------------------------------

Financial Information continued


Financial Highlights
For the Years Ended November 30,

International Growth Portfolio


                                                                              Class A
                                                                 -----------------------------------
                                                                   For the     For the     For the
                                                                 Year Ended  Year Ended  Year Ended
                                                                    1999        1998        1997
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year..............................  $  11.78    $  10.52    $  10.63
Income (loss) from investment operations:
  Net investment income.........................................      0.33        0.09        0.11
  Net realized and unrealized gain (loss).......................      2.94        1.90        0.31
Total income (loss) from investment operations..................      3.27        1.99        0.42
----------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income.........................................     (0.22)      (0.16)      (0.08)
  Net realized gain.............................................     (0.76)      (0.57)      (0.45)
Total distributions to shareholders.............................     (0.98)      (0.73)      (0.53)
----------------------------------------------------------------------------------------------------
Net increase (decrease).........................................      2.29        1.26       (0.11)
----------------------------------------------------------------------------------------------------
Net asset value, end of year....................................  $  14.07    $  11.78    $  10.52
Total return (a)................................................     30.07%      20.44%       4.21%
Ratio to average net assets of:
  Expenses, before waivers and reimbursements...................      1.31%       1.31%       1.37%
  Expenses, net of waivers and reimbursements...................      1.06%       1.06%       1.06%
  Net investment income, before waivers
    and reimbursements..........................................      0.67%       0.64%       0.66%
  Net investment income, net of waivers
    and reimbursements..........................................      0.92%       0.89%       0.97%
Portfolio turnover rate.........................................    168.10%     160.13%     154.62%
Net assets at end of year (in thousands)........................  $147,689    $111,594    $106,774
----------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b) Class D shares were fully redeemed as of August 22, 1999. Financial highlights for the period ended were calculated using the average shares outstanding method.

                                                                 --------------------------------------
                                                                               For the    For the
                                                                             Year Ended  Year Ended
                                                                                1996        1995
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year........................                    $   9.88    $  10.21
Income (loss) from investment operations:
  Net investment income...................................                        0.10        0.12
  Net realized and unrealized gain (loss).................                        0.87       (0.36)
Total income (loss) from investment operations............                        0.97       (0.24)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income...................................                       (0.22)      (0.05)
  Net realized gain.......................................                          --       (0.04)
Total distributions to shareholders.......................                       (0.22)      (0.09)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)...................................                        0.75       (0.33)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year..............................                    $  10.63    $   9.88
Total return (a)..........................................                        9.96%      (2.32)%
Ratio to average net assets of:
  Expenses, before waivers and reimbursements.............                        1.43%       1.38%
  Expenses, net of waivers and reimbursements.............                        1.06%       1.06%
  Net investment income, before waivers
    and reimbursements....................................                        0.36%       0.90%
  Net investment income, net of waivers
    and reimbursements....................................                        0.73%       1.22%
Portfolio turnover rate...................................                      202.47%     215.31%
Net assets at end of year (in thousands)..................                    $138,182    $148,704
-------------------------------------------------------------------------------------------------------



                                                                                     Class D
                                                              ----------------------------------------------------------
                                                                For the    For the      For the     For the     For the
                                                              Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                                1999(d)      1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year........................     $  11.60    $  10.39    $  10.54    $   9.83    $  10.21
Income (loss) from investment operations:
  Net investment income...................................        (0.01)       0.09        0.09        0.01        0.19
  Net realized and unrealized gain (loss).................         2.59        1.83        0.29        0.92       (0.48)
Total income (loss) from investment operations............         2.58        1.92        0.38        0.93       (0.29)
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income...................................        (0.14)      (0.14)      (0.08)      (0.22)      (0.05)
  Net realized gain.......................................        (0.76)      (0.57)      (0.45)         --       (0.04)
Total distributions to shareholders.......................        (0.90)      (0.71)      (0.53)      (0.22)      (0.09)
Net increase (decrease)...................................         1.68        1.21       (0.15)       0.71       (0.38)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year..............................     $  13.28(b) $  11.60    $  10.39    $  10.54    $   9.83
Total return (a)..........................................           --       19.91%       3.79%       9.59%      (2.78)%
Ratio to average net assets of:
  Expenses, before waivers and reimbursements.............           --        1.70%       1.76%       1.82%       1.77%
  Expenses, net of waivers and reimbursements.............           --        1.45%       1.45%       1.45%       1.45%
  Net investment income, before waivers
    and reimbursements....................................           --        0.34%       0.27%       0.07%       1.69%
  Net investment income, net of waivers
    and reimbursements....................................           --        0.59%       0.58%       0.44%       2.01%
Portfolio turnover rate...................................           --      160.13%     154.62%     202.47%     215.31%
Net assets at end of year (in thousands)..................           --    $    203    $    234    $     94    $     20
------------------------------------------------------------------------------------------------------------------------

Financial Information continued


Financial Highlights
For the Years Ended November 30,

International Equity Index Portfolio


                                                                           Class A                               Class D
                                                               ----------------------------------         ----------------------
                                                                 For the     For the     For the            For the    For the
                                                               Year Ended  Year Ended  Year Ended         Year Ended  Year Ended
                                                                  1999        1998       1997(a)             1999       1998(b)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year...........................    $ 11.98    $ 10.55      $ 10.00           $ 11.97     $  9.88
Income from investment operations:
   Net investment income.....................................       0.23       0.14         0.10              0.12          --
   Net realized and unrealized gain..........................       2.07       1.46         0.45              2.08        2.09
Total income from investment operations......................       2.30       1.60         0.55              2.20        2.09
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income (loss)..............................      (0.23)     (0.17)          --             (0.11)         --
   In excess of net investment income........................      (0.01)        --           --             (0.12)         --
   Net realized gain.........................................      (0.54)        --           --             (0.54)         --
Total distributions to shareholders..........................      (0.78)     (0.17)          --             (0.77)         --
Net increase.................................................       1.52       1.43         0.55              1.43        2.09
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year.................................    $ 13.50    $ 11.98      $ 10.55           $ 13.40     $ 11.97
Total return (c).............................................      20.32%     15.50%        5.45%            19.48%      21.15%
Ratio to average net assets of (d):
   Expenses, before waivers and reimbursements...............       0.91%      1.00%        1.08%             1.30%       1.39%
   Expenses, net of waivers and reimbursements...............       0.53%      0.55%        0.51%             0.92%       0.94%
   Net investment income (loss), before waivers
     and reimbursements......................................       0.83%      0.91%        1.18%             0.44%      (0.56)%
   Net investment income (loss), net of waivers
     and reimbursements......................................       1.21%      1.36%        1.75%             0.82%      (0.11)%
Portfolio turnover rate......................................      45.97%     41.53%        8.16%            45.97%      41.53%
Net assets at end of year (in thousands).....................    $56,479    $44,940      $34,244           $    14     $    12
---------------------------------------------------------------------------------------------------------------------------------

(a) For the period April 1, 1997 (commencement of operations) through November 30, 1997.
(b) For the period October 5, 1998 (Class D Shares issue date) through November 30, 1998.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year and does not reflect the 1.00% additional transaction fee which would reduce total return.
(d)  Annualized for periods less than a full year.

For More Information

--------------------------------------------------------------------------------
   ANNUAL/     Additional information about the Portfolios' investments is
SEMIANNUAL     available in the Portfolios' annual and semiannual reports to
    REPORT     shareholders. In the Portfolios' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year.

--------------------------------------------------------------------------------
STATEMENT OF   Additional information about the Portfolios and their policies
  ADDITIONAL   is also available in the Portfolios' Statement of Additional
 INFORMATION   Information ("SAI"). The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

               The Portfolios' annual and semiannual reports, and the SAI, are available free upon request by calling (800) 637-1380.

               To obtain other information and for shareholder inquiries:

               By telephone -- Call (800) 637-1380

               By mail -- Northern Institutional Funds
                          P.O. Box 75943
                          Chicago, IL 60675-5943

               On the Internet -- Text-only versions of the Portfolios' documents are available on line and may be downloaded from the SEC's website at http://www.sec.gov.

               You may review and obtain copies of Trust documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Trust documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.


               Northern
               Institutional Funds

     INVESTMENT ADVISERS

     The Northern Trust Company
     Northern Trust Quantitative Advisors, Inc.
     50 South LaSalle Street
     Chicago, Illinois 60675

     TRANSFER AGENT
     AND CUSTODIAN
     The Northern Trust Company






























NIF PRO 0400

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                         NORTHERN INSTITUTIONAL FUNDS

                     U.S. GOVERNMENT SECURITIES PORTFOLIO
                       SHORT-INTERMEDIATE BOND PORTFOLIO
                          INTERMEDIATE BOND PORTFOLIO
                         U.S. TREASURY INDEX PORTFOLIO
                                BOND PORTFOLIO
                         INTERNATIONAL BOND PORTFOLIO

     This Statement of Additional Information dated April 1, 2000 (the "Additional Statement") is not a prospectus. Copies of the prospectus dated April 1, 2000 for the U.S. Government Securities, Short-Intermediate Bond, Intermediate Bond, U.S. Treasury Index, Bond, and International Bond Portfolios (the "Portfolios") of Northern Institutional Funds (the "Prospectus") may be obtained without charge by calling 1-800-637-1380 (toll-free). Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

     The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1999 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling 1-800-637-1380 (toll-free).

                                     INDEX

                                                                           Page
                                                                           ----
ADDITIONAL INVESTMENT INFORMATION.........................................    3
     Classification and History...........................................    3
     Investment Objectives, Strategies and Risks..........................    3
     Investment Restrictions..............................................   17
ADDITIONAL TRUST INFORMATION..............................................   19
     Trustees and Officers................................................   19
     Investment Advisers, Transfer Agent and Custodian....................   27
     Portfolio Transactions...............................................   32
     Portfolio Valuation..................................................   33
     Co-Administrators and Distributor....................................   33
     Shareholder Servicing Plan...........................................   37
     Counsel and Auditors.................................................   39
     In-Kind Purchases and Redemptions....................................   39
PERFORMANCE INFORMATION...................................................   39
TAXES.....................................................................   48
     General..............................................................   48
     Foreign Investors....................................................   49
     Conclusion...........................................................   50
DESCRIPTION OF SHARES.....................................................   50
OTHER INFORMATION.........................................................   55
FINANCIAL STATEMENTS......................................................   56
APPENDIX A................................................................  1-A
APPENDIX B................................................................  1-B

                               ----------------

No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Portfolio involves investment risks, including possible loss of principal.

                       ADDITIONAL INVESTMENT INFORMATION

                          Classification and History

     Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio (other than the International Bond Portfolio) is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The International Bond Portfolio is classified as non-diversified under the 1940 Act.

     Each Portfolio is a series of the Trust, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust is the result of a reorganization of a Massachusetts business trust formerly known as The Benchmark Funds on March 31, 1998. The Trust's name was changed from The Benchmark Funds to the Northern Institutional Funds on July 15, 1998. The Trust also offers five money market, one balanced, and nine equity portfolios, which are not described in this document.

                  Investment Objectives, Strategies and Risks

     The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectus. The investment objective of the Intermediate Bond Portfolio may be changed without shareholder approval. The investment objective of each other Portfolio may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment policies may be changed without shareholder approval.

     U.S. Government Obligations. Examples of the types of U.S. Government
     ---------------------------
obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks and the Maritime Administration.

     Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are also deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

     To the extent consistent with their respective investment objectives, the Portfolios may invest in a variety of US. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies and instrumentalities. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

     Supranational Bank Obligations.  Each Portfolio (other than the U.S.
     ------------------------------
Treasury Index Portfolio) may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

     Stripped Securities.  Each Portfolio may purchase stripped securities. The
     -------------------
Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Each Portfolio may purchase securities registered in the STRIPS program. Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     In addition, each Portfolio (other than the U.S. Treasury Index Portfolio) may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

     To the extent consistent with its investment objectives, each Portfolio may purchase stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

     Asset-Backed Securities.  The U.S. Government Securities Portfolio may
     -----------------------
purchase asset-backed securities that are secured or backed by mortgages and issued by an agency of the U.S. Government, and the Short-Intermediate Bond, Bond, Intermediate Bond and International Bond Portfolios may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the U.S. Government Securities, Short-Intermediate Bond, Bond, Intermediate Bond and International Bond Portfolios, the maturity of asset-backed securities will be based on estimates of average life.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

     Asset-backed securities acquired by a Portfolio may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolios will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, the FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     Foreign Securities.  Each Portfolio other than the U.S. Government
     ------------------
Securities and U.S. Treasury Index Portfolios may invest in bonds and other fixed income securities of foreign issuers. Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States and in investments denominated in foreign currencies. The holdings of the Portfolios will be sensitive to changes in interest rates and the interest rate environment. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

     There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.



     Although a Portfolio may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio's total assets, adjusted to reflect a Portfolio's net position after giving effect to currency transactions, are denominated in the currencies or foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio is also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.

     Dividends and interest payable on a Portfolio's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See "Taxes."

     To the extent consistent with its investment objective, a Portfolio may also invest in obligations of the International Bank for Reconstruction and Development (also known as the World Bank) which are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

     Investors should understand that the expense ratio of the International Bond Portfolio can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities. Countries in which the Short-Intermediate Bond, Bond, Intermediate Bond and International Bond Portfolios may invest include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.

     The end of the Cold War, the reunification of Germany, the accession of new Western European members to the European Economic and Monetary Union and the aspirations of Eastern European states to join and other political and social events in Europe have caused considerable economic, social and political dislocation. In addition, events in the Japanese economy, as well as political and social developments there have affected Japanese securities and currency markets, and the relationship of the Japanese yen with other currencies and with the U.S. dollar. Future political, economic and social developments in Japan and in the Asia/Pacific regional context can be expected to produce continuing effects on securities and currency markets.

     Foreign Currency Transactions.  In order to protect against a possible
     -----------------------------
loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Short-Intermediate Bond, Bond, Intermediate Bond and International Bond Portfolios are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.

     When entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     When the investment management team anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Similarly, when the obligations held by a Portfolio create a short position in a foreign currency, the Portfolio may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. A Portfolio's net long and short foreign currency exposure will not exceed its total asset value. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Portfolio may also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     In addition, the International Bond Portfolio may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes. The Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

     Liquid assets equal to the amount of a Portfolio's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Portfolio. A forward contract to sell a foreign currency is "covered" if a Portfolio owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the Portfolio's price to sell the currency or (ii) greater than the Portfolio's price to sell the currency provided the Portfolio segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Portfolio holds a forward contract (or call option) permitting the Portfolio to sell the same currency at a price that is (i) as high as or higher than the Portfolio's price to buy the currency or (ii) lower than the Portfolio's price to buy the currency provided the Portfolio segregates liquid assets in the amount of the difference.

     Interest Rate Swaps, Floors and Caps and Currency Swaps.  The Portfolios
     -------------------------------------------------------
(other than the U.S. Treasury Index Portfolio) may enter into interest rate swaps or purchase interest rate floors or caps for hedging purposes and not for speculation. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. A Portfolio will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The Portfolios will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis; i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

     The International Bond Portfolio may enter into currency swaps, which involve the exchange of the rights of the Portfolio and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

     Inasmuch as interest rate and currency swaps are entered into for good faith hedging purposes, the Trust and The Northern Trust Company ("Northern") believe that such transactions do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to interest rate or currency swaps will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess will be segregated by the Portfolio.

     The Portfolios will not enter into an interest rate or currency swap or interest rate floor or cap transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by Standard & Poor's Ratings Group, Inc. ("S&P"), Duff & Phelps Credit Rating Co. ("D&P") or Fitch IBCA ("Fitch"), or A or P-1 or better by Moody's Investors Service, Inc. ("Moody's"). If there is a default by the other party to such transaction, the Portfolios will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

     Options.  Each Portfolio may buy put options and buy call options and write
     -------
covered call and secured put options. Such options may relate to particular securities, financial instruments, foreign currencies, foreign or domestic securities indices or the yield differential between two securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange (an "Exchange") or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     The Portfolios will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities or instruments held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian, a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference. The Portfolios will write put options only if they are "secured" by segregated liquid assets in an amount not less than the exercise price of the option at all times during the option period.

     With respect to yield curve options, a call (or put) option is covered if a Portfolio holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Portfolio's net liability under the two options. Therefore, the Portfolio's liability for such a covered option is generally limited to the difference between the amount of the Portfolio's liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

     A Portfolio's obligation to sell a security or currency subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Portfolio's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security or currency from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security or currency during such period.

     When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

     There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons which include the following:

there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Futures Contracts and Related Options.  Each Portfolio may invest in
     -------------------------------------
futures contracts and interest rate futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, for speculative purposes (to seek to increase total return), or for liquidity management purposes. When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Portfolio may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

     Securities Lending.  Collateral for loans of portfolio securities made by a
     ------------------
Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

     Forward Commitments, When-Issued Securities and Delayed Delivery
     ----------------------------------------------------------------
Transactions. Each Portfolio may purchase securities on a when-issued basis or
------------
purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

     A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.

     When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments until three days prior to the settlement date, or otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

     Commercial Paper, Bankers' Acceptances, Certificates of Deposit, Time
     ---------------------------------------------------------------------
Deposits and Bank Notes.  Commercial paper represents short-term unsecured
-----------------------
promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes rank junior to deposit liabilities of banks and pari passu
                                                                  ---- -----
with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

     A Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

     Commercial paper and other short-term obligations acquired by a Portfolio will be rated A-2 or higher by S&P, P-2 or higher by Moody's, D-2 or higher by Duff, or F-2 or higher by Fitch at the time of purchase or, if unrated, determined to be of comparable quality by the Investment Advisers.

     Insurance Funding Agreements. The Short-Intermediate Bond, Bond and
     ----------------------------
Intermediate Bond Portfolios may invest in insurance funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist.

     Zero Coupon, Pay-in-Kind and Capital Appreciation Bonds.  To the extent
     -------------------------------------------------------
consistent with their respective investment objectives, each Portfolio may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Portfolios are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy Federal tax distribution requirements applicable to the Portfolio.

     Variable and Floating Rate Instruments.  With respect to the variable and
     --------------------------------------
floating rate instruments that may be acquired by the Portfolios, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Portfolios' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

     Variable and floating rate instruments eligible for purchase by the Portfolios include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Portfolios may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by Northern and Northern Trust Quantitative Advisors, Inc. ("NTQA" and collectively with Northern, the "Investment Advisers") to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Portfolios.

     Variable and floating rate instruments including inverse floaters held by a Portfolio will be subject to the Portfolio's 15% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days absent a reliable trading market.

     Investment Companies.  With respect to the investments of the Portfolios in
     --------------------
the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act); or (b)(i) not more than 5% of the value of the total assets of a Portfolio will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio.

     Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

     If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

     A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust.

     Repurchase Agreements. Each Portfolio may agree to purchase portfolio
     ---------------------
securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered loans under the 1940 Act. Securities subject to repurchase agreements are held either by the Trust's custodian (or subcustodian, if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     Reverse Repurchase Agreements.  Each Portfolio may borrow funds by selling
     -----------------------------
portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Risks Related to Lower-Rated Securities.  While any investment carries some
     ---------------------------------------
risk, certain risks associated with lower-rated securities are different than those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Portfolio's net asset value per share.

     There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in a portfolio of investments.

     The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

     If an issuer of a security defaults, a Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as a Portfolio's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

     In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Portfolio's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by the Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

     The ratings of S&P, Moody's, Duff, Fitch and Thompson Bank Watch, Inc. ("TBW") evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Advisers perform their own analysis of the issuers whose lower-rated securities the Portfolios purchase. Because of this, a Portfolio's performance may depend more on the Investment Adviser credit analysis than is the case of mutual funds investing in higher-rated securities.

     In selecting lower-rated securities, the Investment Advisers consider factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Portfolio's investment portfolio. The Investment Advisers monitor the issuers of lower-rated securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

     Yields and Ratings.  The yields on certain obligations, including the
     ------------------
instruments in which the Portfolios may invest, are dependent on a variety of factors, including general market economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, Duff, Fitch and TBW represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

     Subject to the limitations stated in the Prospectus, if a security held by a Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Advisers determine such retention is warranted.

     Relative Value Approach.  In buying and selling securities for the
     -----------------------
Portfolios, the investment management team uses a relative value approach. This approach involves an analysis of economic and market information, including economic growth rates, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also involves the use of proprietary valuation models to analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and particular types of securities that the team believes will provide a favorable return in light of these risks.

     Tracking Variance.  As discussed in the Prospectus, the U.S. Treasury Index
     -----------------
Portfolio is subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the Portfolio and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform the Portfolio's holdings with its investment objective. Tracking variance may also occur due to factors such as the size of the

Portfolio, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Portfolio's designated Index or the manner in which the Index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Portfolio. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of the Portfolio is not comparable to the performance of its designated Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in the Portfolio's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Portfolio's investment objective.

     Calculation of Portfolio Turnover Rate.  The portfolio turnover rate for
     --------------------------------------
the Portfolios is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Portfolios to receive favorable tax treatment.

     Mortgage Dollar Rolls. The Portfolios may enter into mortgage "dollar
     ------------------------
     rolls" in which a Portfolio sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Portfolio. Each Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks including the following. If the broker-dealer to whom a Portfolio sells the security becomes insolvent, a Portfolio's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Portfolio is required to repurchase may be worth less than an instrument which a Portfolio originally held. Successful use of mortgage dollar rolls will depend upon an Investment Adviser's ability to manage a Portfolio's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

                            Investment Restrictions

     Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

     (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities and (d) loans to affiliates of the Portfolio to the extent permitted by law.

     (2) Purchase or sell real estate, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

     (3) Invest in commodities or commodity contracts, except that each Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

     (4)  Invest in companies for the purpose of exercising control.

     (5) Act as underwriter of securities, except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

     (6) Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry.

For the purposes of this restriction, as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     (7)  Borrow money, except that to the extent permitted by applicable law
(a) a Portfolio may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33

1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Portfolio may purchase securities on margin. If due to market fluctuations or other reasons a Portfolio's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

     (8) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may
(a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and
(b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

     (9) The Portfolio may not make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act, provided that this restriction does not apply to the International Bond Portfolio.

     For the purposes of Restriction Nos. 1 and 7 above, the Portfolios expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of April 1, 2000, the Portfolios had not filed such an exemptive application.

     In applying Restriction No. 6 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

     Except to the extent otherwise provided in Investment Restriction No. 8 for the purpose of such restriction, in determining industry classification the Trust intends to use the industry classification titles in the Bloomberg Industry Group Classifications (except that the International Bond Portfolio will use the Morgan Stanley Capital International industry classification titles).

     As a non-fundamental investment restriction that can be changed without shareholder approval, the International Bond Portfolio may not, at the end of any tax quarter, hold more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the total value of the assets of the Portfolio may be invested in any securities without regard to this 10% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities). In addition, as a non-fundamental investment restriction, the International Bond Portfolio may not, at the end of any tax quarter, hold more than 5% of the total value of its assets in the securities of any one issuer (except U.S. Government securities), except that up to 50% of the total value of the Portfolio's assets may be invested in any securities without regard to this 5% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities).

     Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Portfolio.

                         ADDITIONAL TRUST INFORMATION

Trustees and Officers

The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.


Name                              Position(s)    Principal Occupation(s)
and Address              Age      with Trust     During Past 5 Years
-----------              ---      ----------     -------------------
Richard G. Cline         65       Trustee        Chairman, Hawthorne Investors, Inc. (a
4200 Commerce Court,                             management advisory services and
Suite 300                                        private investment company) since
Lisle, IL 60532                                  January 1996; Chairman, Hussman
                                                 International, Inc. (a refrigeration
                                                 company) since 1998, Chairman and CEO
                                                 of NICOR Inc. (a diversified public
                                                 utility holding company) from 1986 to
                                                 1995, and President, 1992-1993;
                                                 Chairman, Federal Reserve Bank of
                                                 Chicago from 1992 to 1995; and Deputy
                                                 Chairman from 1995 to 1996. Director:
                                                 Whitman Corporation (a diversified
                                                 holding company); Kmart Corporation (a
                                                 retailing company); Ryerson Tull, Inc.
                                                 (a metals distribution company) and
                                                 University of Illinois Foundation.
                                                 Trustee:  Northern Funds.

Name                                     Position(s)      Principal Occupation(s)
and Address                   Age        with Trust       During Past 5 Years
-----------                   ---        ----------       -----------------------------
Edward J. Condon, Jr.          60        Trustee          Chairman of The Paradigm Group, Ltd.
Sears Tower, Suite 9650                                   (a financial advisor) since July 1993;
233 S. Wacker Drive                                       Vice President and Treasurer of Sears,
Chicago, IL 60606                                         Roebuck and Co. (a retail corporation)
                                                          from February 1989 to July 1993;
                                                          Member of Advisory Board of Real-Time
                                                          USA, Inc. (a software development
                                                          company); Member of the Board of
                                                          Managers of The Liberty Hampshire
                                                          Company, LLC (a receivable
                                                          securitization company); Vice Chairman
                                                          and Director of Energenics L.L.C. (a
                                                          waster to energy recycling company).
                                                          Director:  University Eldercare, Inc.
                                                          (an Alzheimer's disease research and
                                                          treatment company); Financial Pacific
                                                          Company (a small business leasing
                                                          company).  Trustee: Dominican
                                                          University. Trustee:  Northern Funds.

Mr. Wesley M. Dixon, Jr.       72        Trustee          Director of Kinship Capital
400 Skokie Blvd., Suite 300                               Corporation (a financial services
Northbrook, Illinois  60062                               company) since 1985 to 1996, Vice
                                                          Chairman and Director of G.D. Searle &
                                                          Co. (manufacture and sale of food
                                                          products and pharmaceuticals) from
                                                          1977 to 1985 and President of G.D.
                                                          Searle & Co. prior thereto.  Trustee:
                                                          Northern Funds.

Mr. William J. Dolan, Jr.      67        Trustee          Partner of Arthur Andersen & Co. S.C.
1534 Basswood Circle                                      (an accounting firm) from 1966 to
Glenview, Illinois  60025                                 1989.  Financial Consultant, Ernst &
                                                          Young (an accounting firm) from 1992
                                                          to 1993 and 1997. Former Director:
                                                          Household Bank from 1995 to 2000;
                                                          First Central National Life
                                                          Insurance Company from 1998 to 2000.
                                                          Trustee: Northern Funds.

Name                                     Position(s)        Principal Occupation(s)
and Address                    Age       with Trust         During Past 5 Years
-----------                    ---       ----------         -----------------------------
John W. English                 67       Trustee            Private Investor; Vice President and
50-H New England Ave.                                       Chief Investment Officer of The Ford
P.O. Box 640                                                Foundation (a charitable trust) from
Summit, NJ 07902-0640                                       1981 to 1993.  Trustee: The China
                                                            Fund, Inc., Select Sector SPDR Trust;
                                                            WM Funds; American Red Cross in
                                                            Greater New York; Mote Marine
                                                            Laboratory (a non-profit marine
                                                            research facility); and United Board
                                                            for Christian Higher Education in
                                                            Asia. Trustee:  Northern Funds.

Mr. Raymond E. George, Jr.      69*      Trustee            Senior Vice President and Senior
703 Prospect Avenue                                         Fiduciary Officer of The Northern
Winnetka, Illinois  60093                                   Trust Company from 1990 to 1993.
                                                            Trustee: Northern Funds.

Sandra Polk Guthman             56       Trustee            President and CEO of Polk Bros.
420 N. Wabash Avenue                                        Foundation (an Illinois not-for-profit
Suite 204                                                   corporation) from 1993 to present;
Chicago, IL 60611                                           Director of Business Transformation
                                                            from 1992-1993, and Midwestern
                                                            Director of Marketing from 1988-1992,
                                                            IBM (a technology company); Director of
                                                            MB Financial Corp. from 1995 to 2000 (a
                                                            bank holding company). Director: MBIA
                                                            Insurance Corporation of Illinois (a
                                                            municipal bond insurance company).
                                                            Trustee:  Northern Funds.

Name                                     Position(s)       Principal Occupation(s)
and Address                    Age       with Trust        During Past 5 Years
-----------                    ---       ----------        -------------------
Mr. Michael E. Murphy           63**     Trustee           President of Sara Lee Foundation
Suite 2222                                                 (philanthropic organization) since
20 South Clark Street                                      November 1997.  Vice Chairman and
Chicago, Illinois  60603                                   Chief Administrative Officer of Sara
                                                           Lee Corporation (a consumer product
                                                           company) from November 1994 to October
                                                           1997; Vice Chairman and Chief
                                                           Financial and Administrative Officer
                                                           of Sara Lee Corporation from July 1993
                                                           to November 1994. Director: Payless
                                                           Shoe Source, Inc., (a retail shoe
                                                           store business); True North
                                                           Communications, Inc. (a global
                                                           advertising and communications holding
                                                           company); American General Corporation
                                                           (a diversified financial services
                                                           company); GATX Corporation (a railroad
                                                           holding company); Bassett Furniture
                                                           Industries, Inc. (a furniture
                                                           manufacturer) Trustee: Northern Funds.

Mary Jacobs Skinner, Esquire    42***    Trustee           Partner in the law firm of Sidley &
One First National Plaza                                   Austin.  Trustee: Northern Funds.
Chicago, Illinois  06063

William H. Springer             71       Trustee           Vice Chairman of Ameritech (a
701 Morningside Drive                                      telecommunications holding company)
Lake Forest, IL 60045                                      from February 1987 to August 1992;
                                                           Vice Chairman, Chief Financial and
                                                           Administrative Officer of Ameritech
                                                           prior 1987. Director: Walgreen Co. (a
                                                           retail drug store business); Baker,
                                                           Fentress & Co. (a closed-end,
                                                           non-diversified management investment
                                                           company). Trustee: Goldman Sachs
                                                           Trust; Goldman Sachs Variable
                                                           Insurance Trust. Trustee:  Northern
                                                           Funds.

Name                                     Position(s)       Principal Occupation(s)
and Address                    Age       with Trust        During Past 5 Years
-----------                    ---       ----------        -------------------
Richard P. Strubel             61        Trustee           President and Chief Operating Officer,
737 N. Michigan Avenue                                     UNext.com (a provider of educational
Suite 1405                                                 services via the internet) since 1999;
Chicago, IL 60611                                          Managing Director of Tandem Partners,
                                                           Inc. (a privately held management
                                                           services firm) from 1990 to 1999;
                                                           President and Chief Executive Officer,
                                                           Microdot, Inc. (a privately held
                                                           manufacturing firm) from 1984 to 1994;
                                                           Director: Gildan Activewear, Inc. (an
                                                           athletic clothing marketing and
                                                           manufacturing company); Children's
                                                           Memorial Medical Center. Trustee:
                                                           University of Chicago;  Goldman Sachs
                                                           Trust; Goldman Sachs Variable
                                                           Insurance Trust. Trustee:  Northern
                                                           Funds.

Stephen Timbers                55****    Chairman and      President of Northern Trust Global
50 South LaSalle Street                  Trustee           Investments, a division of Northern
Chicago, Illinois 60675                                    Trust Corporation and Executive Vice
                                                           President, The Northern Trust Company
                                                           since 1998; President, Chief Executive
                                                           Officer and Director of Zurich Kemper
                                                           Investments (a financial services
                                                           company) from 1996 to 1998; President,
                                                           Chief Operating Officer and Director
                                                           of Kemper Corporation  (a financial
                                                           services company) from 1992 to 1996;
                                                           President and Director of Kemper Funds
                                                           (a registered investment company) from
                                                           1990 to 1998.  Director: LTV
                                                           Corporation (a steel producer).
                                                           Trustee:  Northern Funds.

Jylanne M. Dunne               40        President         Senior Vice President for Distribution
4400 Computer Drive                                        Services at PFPC Inc. ("PFPC")
Westborough, MA 01581                                      (formerly First Data Investor Services
                                                           Group, Inc. ("FDISG")) (since 1988).

Archibald E. King              42        Vice President    Senior Vice President and other positions
                                                           at the Northern Trust Company (since
                                                           1979).

Name                                    Position(s)        Principal Occupation(s)
and Address                    Age      with Trust         During Past 5 Years
-----------                    ---      ----------         -------------------
Lloyd A. Wennlund               42      Vice President     Senior Vice President and other
                                                           positions at the Northern Trust
                                                           Company, President of Northern
                                                           Trust Securities, Inc., and Managing
                                                           Executive, Mutual Funds for Northern
                                                           Trust Global Investments (since 1989).

Brian R. Curran                 32      Vice               Director of Fund Administration at
4400 Computer Drive                     President and      PFPC (formerly FDISG) (since 1997);
Westborough, MA 01581                   Treasurer          Director of Fund Administration at
                                                           State Street Bank & Trust Company
                                                           (February 1997 to October 1997);
                                                           Senior Auditor at Price Waterhouse
                                                           L.L.P. (an accounting firm) (February
                                                           1994 to February 1997).

Judith E. Clear                 33      Assistant          Client Treasury Manager of Mutual Fund
4400 Computer Drive                     Treasurer          Administration at PFPC since 1997;
Westborough, MA 01581                                      Compliance Manager at Citizens Trust
                                                           from 1994 to 1996.

Suzanne E. Anderson             27      Assistant          Client Treasury Manager of Mutual Fund
4400 Computer Drive                     Treasurer          Administration at PFPC Inc. (since
Westborough, MA 01581                                      August 1998); Manager of Fund
                                                           Administration at State Street Bank &
                                                           Trust Company (October 1996 to August
                                                           1998); Fund Administrator at State
                                                           Street Bank & Trust Company (October
                                                           1995 to October 1996); Mutual Fund
                                                           Accountant at The Boston Company
                                                           (prior thereto).

Jeffrey A. Dalke                49      Secretary          Partner in the law firm of Drinker
                                                           Biddle & Reath LLP.

Linda J. Hoard                  52      Assistant          Vice President at PFPC (formerly
4400 Computer Drive                     Secretary          FDISG) (since 1998); Attorney
Westborough, MA 01581                                      Consultant for Fidelity Management &
                                                           Research (a financial service
                                                           company); Investors Bank & Trust
                                                           Company (a financial service provider)
                                                           and FDISG (September 1994 to June
                                                           1998).

Name                                     Position(s)       Principal Occupation(s)
and Address                    Age       with Trust        During Past 5 Years
-----------                    ---       ----------        -------------------
Therese Hogan                   37       Assistant         Director of the State Regulation
4400 Computer Drive                      Secretary         Department at PFPC (formerly FDISG)
Westborough, MA 01581                                      (since 1994).

* Mr. George is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
** Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.

*** Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern.
**** Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or Northern and NTQA.

       Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with the Investment Advisers, PFPC (formerly FDISG), Northern Funds Distributors, LLC ("NFD") and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Investment Advisers under the Advisory Agreement with the Trust, by Northern under its Transfer Agency Agreement, Custodian Agreement, Foreign Custody Agreement and Co-Administration Agreement with the Trust, by PFPC under its Co-Administration Agreement with the Trust and by PFPC under its Distribution Agreement with the Trust, the Trust itself requires no employees.

       Each officer holds comparable positions with certain other investment companies of which NFD, PFPC or an affiliate thereof is the investment adviser, administrator and/or distributor.

       Each Trustee, except Mr. Timbers, earns a quarterly retainer of $6,750 and the Chairman of the Board earns a quarterly retainer of $10,125. Each Trustee, including the Chairman of the Board, earns an additional fee of $2,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

       In addition, the Trustees established an Audit Committee consisting of two members including a Chairman of the Committee. The Audit Committee members are Messrs. Condon and Strubel (Chairman). Each member earns a fee of $2,500 for each meeting attended and the Chairman earns a quarterly retainer of $1,500.

       Each Trustee will hold office for an indefinite term until the earliest of (1) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (2) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (3) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the fiscal year of the Trust in which he or she attains the age of 72 years.

     The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also PFPC officers (except Mr. Dalke, Mr. King and Mr. Wennlund), receives fees from the Trust for administrative services.

     Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services.

     Northern Trust Company, of which Mr. King and Mr. Wennlund are officers, receives fees from the Trust as investment adviser, custodian, transfer agent and co-administrator.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 1999:

                                   U.S.                           U.S.                                               Total
                              Government   Short-Intermediate   Treasury              Intermediate  International    Compensation
                               Securities         Bond            Index      Bond         Bond          Bond         from Fund
                               Portfolio       Portfolio        Portfolio  Portfolio   Portfolio      Portfolio      Complex***
                               ---------       ---------        ---------  ---------   ---------      ---------      --------
Steven Timbers**                 $  0            $    0            $  0     $    0        $  0           $  0         $     0
William H. Springer               530             1,060             530      3,710         530            530          53,000
Richard G. Cline                  395               790             395      2,765         395            395          39,500
Edward J. Condon, Jr.             445               890             445      3,115         445            445          44,500
John W. English                   395               790             395      2,765         395            395          39,500
Sandra Polk Guthman               395               790             395      2,765         395            395          39,500
Frederick T. Kelsey*              445               890             445      3,115         445            445          44,500
Richard P. Strubel                505             1,010             505      3,535         505            505          50,500
Wesley M. Dixon, Jr.**              0                 0               0          0           0              0          22,500
William J. Dolan, Jr.**             0                 0               0          0           0              0          22,500
Raymond E. George, Jr.**            0                 0               0          0           0              0          21,250
Michael E. Murphy**                 0                 0               0          0           0              0          22,500
Mary Jacobs Skinner**               0                 0               0          0           0              0          22,500

*    Frederick Kelsey retired from the Board of Trustees on November 30, 1999.
** Not a Trustee of the Northern Institutional Funds during the period ended November 30, 1999.

*** Fund complex includes twenty-one investment portfolios of the Trust and thirty-one portfolios of Northern Funds, a separately registered investment company.

     The Trust, its investment adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

Investment Advisers, Transfer Agent and Custodian

     Northern, a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company, is one of the nation's leading providers of trust and investment management services. Northern is one of the strongest banking organizations in the United States. Northern believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees, (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of Federal regulations, (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs, and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives. NTQA, also a wholly-owned subsidiary of Northern Trust Corporation, serves as investment adviser principally to defined benefit and defined contribution plans and manages over 60 equity and bond commingled and common trust funds. As of February 29, 2000, the Investment Advisers and their affiliates had approximately $299.1 billion in assets under management for clients including public and private retirement funds, endowments, foundations, trusts, corporations, other investment companies and individuals.

     Under the Advisory Agreement with the Trust, the Investment Advisers, subject to the general supervision of the Trust's Board of Trustees, are responsible for making investment decisions for each Portfolio and placing purchase and sale orders for portfolio transactions of the Portfolios. The Advisory Agreement with the Trust provides that in selecting brokers or dealers to place orders for transactions, the Investment Advisers shall attempt to obtain best net price and execution or, with respect to the International Bond and Intermediate Bond Portfolios, their best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers may consider the brokerage and research services provided to the Portfolios and/or other accounts over which the Investment Advisers or an affiliate of Northern exercise investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolios will engage in this practice, however, only when the Investment Advisers believe such practice to be in the Portfolios' interests.

     On occasions when the Investment Advisers deem the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by them (including any other Portfolio, investment company or account for which an Investment Adviser acts as adviser), the Advisory Agreement provides that the Investment Advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisers in the manner they consider to be most equitable and consistent with their fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio.

     The Advisory Agreement provides that the Investment Advisers may render similar services to others so long as their services under such Agreements are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Advisers against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreements) or, in lieu thereof, contribute to resulting losses.

     Under its Transfer Agency Agreement with the Trust, with respect to shares held by Institutions, Northern has undertaken to perform some or all of the following services: (1) establish and maintain an omnibus account in the name of each Institution; (2) process purchase orders and redemption requests from an Institution, and furnish confirmations and disburse redemption proceeds; (3) act as the income disbursing agent of the Trust; (4) answer inquiries from Institutions; (5) provide periodic statements of account to each Institution;
(6) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (7) if required by law, prepare and forward to Institutions shareholder communications (such as proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices); (8) preserve records; and (9) furnish necessary office space, facilities and personnel. Under the Transfer Agency Agreement, with respect to shares held by investors, Northern has also undertaken to perform some or all of the following services: (1) establish and maintain separate accounts in the name of the investors; (2) process purchase orders and redemption requests, and furnish confirmations in accordance with applicable law; (3) disburse redemption proceeds; (4) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (5) act as income disbursing agent of the Trust in accordance with the terms of the Prospectus and instructions from the Trust or its administrator; (6) provide periodic statements of account; (7) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions);
(8) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts; (9) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors; (10) furnish the Trust with all pertinent Blue Sky information;
(11) perform all required tax withholding; (12) preserve records; and (13) furnish necessary office space, facilities and personnel. Northern may appoint one or more sub-transfer agents in the performance of its services.

     As compensation for the services rendered by Northern under the Transfer Agency Agreement and the assumption by Northern of related expenses, Northern is entitled to a fee from the Trust, payable monthly, at an annual rate of .01%,
 .10% and .15% of the average daily net asset value of the Class A, C and D Shares, respectively, of the Portfolios.

     Under its Custodian Agreement (and in the case of the International Bond Portfolio, its Foreign Custody Agreement) with the Trust, Northern (1) holds each Portfolio's cash and securities, (2) maintains such cash and securities in separate accounts in the name of the Portfolio, (3) makes receipts and disbursements of funds on behalf of the Portfolio, (4) receives, delivers and releases securities on behalf of the Portfolio, (5) collects and receives all income, principal and other payments in respect of the Portfolio's investments held by Northern under the Agreement, and (6) maintains the accounting records of the Trust. Northern may employ one or more subcustodians, provided that Northern, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern and that the responsibility or liability of the subcustodian to Northern shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between Northern and such subcustodian to which such resolution relates). In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that Northern shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and
(iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. Northern may also appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as Northern may from time to time direct, provided that the appointment of an agent shall not relieve Northern of any of its responsibilities under either Agreement. Northern has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Portfolios' foreign securities.

     As compensation for the services rendered to the Trust by Northern as custodian to the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond and Intermediate Bond Portfolios, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that Northern as Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by Northern as custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment.

     As compensation for the services rendered to the Trust under the Foreign Custody Agreement with respect to the International Bond Portfolio, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $35,000 annually for the International Bond Portfolio, plus (ii) 9/100th of 1% annually of the Portfolio's average daily net assets, plus (iii) reimbursement for fees incurred by Northern as foreign custodian for telephone, postage, courier fees, office supplies and duplicating.

     Northern's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

     Unless sooner terminated, the Advisory Agreement, the Custodian Agreement (or, in the case of the International Bond Portfolio, the Foreign Custody Agreement) and the Transfer Agency Agreement will continue in effect with respect to a particular Portfolio until April 30, 2001 and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other

Information"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) on 60 days' written notice to Northern or NTQA and by Northern or NTQA on 60 days' written notice to the Trust.

     Prior to April 1, 1998, Northern served as investment adviser to the U.S. Treasury Index Portfolio on the same terms as those described above. For the fiscal years or periods ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (after fee waivers) was as follows:

                                                      1999            1998             1997
                                                      ----            ----             ----
U.S. Government Securities Portfolio            $  199,929      $  123,385       $  214,637
Short-Intermediate Bond Portfolio                  468,003         498,090          428,876
U.S. Treasury Index Portfolio                       34,779          37,969           43,880
Bond Portfolio                                   2,051,219       1,454,684        1,086,221
Intermediate Bond Portfolio (1)                    178,297          55,413            8,743
International Bond Portfolio                       198,243         185,420          200,976

______________
(1)  Commenced investment operations on July 31, 1997.

     For the fiscal years or periods ended November 30 as indicated, the Investment Advisers waived advisory fees as follows:

                                                      1999            1998             1997
                                                      ----            ----             ----
U.S. Government Securities Portfolio            $  279,902      $  172,740       $  300,491
Short-Intermediate Bond Portfolio                  655,206         697,327          600,427
U.S. Treasury Index Portfolio                       57,965          63,282           73,133
Bond Portfolio                                   2,871,713       2,036,562        1,520,709
Intermediate Bond Portfolio (1)                    249,615          77,578           12,240
International Bond Portfolio                        56,641          52,977           57,422

______________
(1)  Commenced investment operations on July 31, 1997.

  For the fiscal years or periods ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio was as follows:

                                                    1999           1998             1997
                                                    ----           ----             ----
U.S. Government Securities Portfolio            $  9,552        $  9,110         $12,116
Short-Intermediate Bond Portfolio                 19,199          21,373          17,908
U.S. Treasury Index Portfolio                      3,342           5,260           4,802
Bond Portfolio                                   138,870         112,476          74,971
Intermediate Bond Portfolio (1)                    7,181           2,226             347
International Bond Portfolio                       2,865           2,837           2,957

______________
(1)  Commenced investment operations on July 31, 1997.

     For the fiscal years or periods ended November 30 as indicated, the amount of custodian fees (and, in the case of the International Bond Portfolio, the foreign custodian fees) incurred by each Portfolio was as follows:

                                                           1999              1998             1997
                                                           ----              ----             ----
U.S. Government Securities Portfolio                      $18,609           $21,756          $21,569
Short-Intermediate Bond Portfolio                          25,659            28,255           29,972
U.S. Treasury Index Portfolio                              22,105            21,321           21,465
Bond Portfolio                                             85,855            76,339           48,245
Intermediate Bond Portfolio (1)                            23,114            17,589            7,200
International Bond Portfolio                               59,184            54,780           67,525

______________
(1)  Commenced investment operations on July 31, 1997.

     Under a Service Mark License Agreement (the "Agreement") with the Trust, Northern Trust Corporation has agreed that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds."

Portfolio Transactions

     To the extent that a Portfolio effects brokerage transactions with NFD or PFPC or any broker/dealer affiliated directly or indirectly with the Investment Advisers, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker/dealer effecting such transactions, will be fair and reasonable to the shareholders of the Portfolio.

     For the fiscal years ended November 30, 1999, 1998 and 1997, all portfolio transactions for the Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolios. Purchases by the Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.

     During the fiscal year ended November 30, 1999, the Bond Portfolio acquired and sold securities of Lehman Brothers, Inc. and Morgan Stanley Dean Witter & Co., each a regular broker/dealers. At November 30, 1999, the Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Lehman Brothers, Inc., with an approximate aggregate market value of $11,316,000; and Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $33,060,000.

     During the fiscal year ended November 30, 1999, the Intermediate Bond Portfolio did not acquire or sell any securities of its regular broker/dealers or their parents. At November 30, 1999, the Intermediate Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $343,000.

     During the fiscal year ended November 30, 1999, the International Bond Portfolio acquired and sold securities of Banque Brussels Lambert, Deutsche Bank, and Credit Suisse, each a regular broker/dealer. At November 30, 1999, the International Bond Portfolio did not own securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents.

     During the fiscal year ended November 30, 1999, the Short-Intermediate Bond Portfolio did acquired and sold securities of Lehman Brothers, Inc., a regular broker/dealer. At November 30, 1999, the Short-Intermediate Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Lehman Brothers, Inc., with an approximate aggregate market value of $5,318,000; and Prudential Securities, with an approximate aggregate market value of $4,461,000.

     During the fiscal year ended November 30, 1999, the U.S. Government Securities Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parents.

     During the fiscal year ended November 30, 1999, the U.S. Treasury Index Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parents.

Portfolio Valuation

     U.S. and foreign investments held by a Portfolio are valued at the last quoted sales price on the exchange on which such securities are primarily traded, except that securities listed on an exchange in the United Kingdom are valued at the average of the closing bid and ask prices. If any securities listed on a U.S. securities exchange are not traded on a valuation date, they will be valued at the last quoted bid price. If securities listed on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted trade price. Securities which are traded in the U.S. over-the-counter markets are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are valued at the last sales price, except that such securities traded in the United Kingdom are valued at the average of the closing bid and ask prices. Shares of investment companies held by the Portfolios will be valued at their respective net asset values. Any securities, including restricted securities, for which current quotations are not readily available are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Short-term investments are valued at amortized cost which the Investment Advisers have determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Co-Administrators and Distributor

     Effective May 1, 1999, Northern and PFPC (formerly FDISG), 4400 Computer Drive, Westborough, Massachusetts 01581, act as co-administrators for the Portfolios under a Co-Administration Agreement with the Trust. Subject to the general supervision of the Trust's Board of Trustees, Northern and PFPC (the "Co-Administrators") provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (a) maintaining office facilities and furnishing corporate officers for the Trust; (b) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (c) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (d) preparing and submitting reports to the Trust's shareholders and the SEC; (e) preparing and printing financial statements; (f) preparing monthly Portfolio profile reports; (g) preparing and filing the Trust's federal and state tax returns (other than those required to be filed by the Trust's custodian and transfer agent) and providing shareholder tax information to the Trust's transfer agent; (h) assisting in marketing strategy and product development; (i) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (j) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (k) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (l) monitoring the Trust's arrangements with respect to services provided by Servicing Agents to their customers who are the beneficial owners of shares, pursuant to servicing agreements between the Trust and such Servicing Agents.

     Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of .15% of the average daily net assets of the International Bond Portfolio, and .10% of the average daily net assets of each other Portfolio. The Co-Administrators will reimburse each Portfolio for its expenses (including administration fees payable to the Co-Administrators, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis .25% of the International Bond Portfolio's average daily net assets and .10% of each other Portfolio's average daily net assets.

     For the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators received fees under the Co-Administration Agreement with the Trust in the amount of:

     U.S. Government Securities Portfolio       $ 50,136
     Short-Intermediate Bond Portfolio          $112,931
     U.S. Treasury Index Portfolio              $ 13,232
     Bond Portfolio                             $524,623
     Intermediate Bond Portfolio                $ 36,974
     International Bond Portfolio               $ 24,567

     Additionally, for the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators voluntarily reimbursed each Portfolio for its expenses reducing administration fees in the following amounts for the period May 1, 1999 through the fiscal year ended November 30, 1999:

     U.S. Government Securities Portfolio       $ 34,540
     Short-Intermediate Bond Portfolio          $ 49,829
     U.S. Treasury Index Portfolio              $ 37,242
     Bond Portfolio                             $159,362
     Intermediate Bond Portfolio                $ 40,640
     International Bond Portfolio               $ 42,941

     Prior to May 1, 1999, Goldman, Sachs & Co. ("Goldman Sachs"), 85 Broad Street, New York, New York 10004, acted as the Trust's administrator pursuant to an administration agreement similar to the Co-Administration Agreement currently in effect with Northern and PFPC. For the fiscal years or periods ended November 30 as indicated, Goldman Sachs received fees under its administration agreement with the Trust in the amount of:


                                              December 1, 1998
                                            through April 30, 1999                     1998                    1997
                                            ----------------------                     ----                    ----
U.S. Government Securities Portfolio                      $ 29,835                 $ 49,354                $ 85,432
Short-Intermediate Bond Portfolio                           74,269                  199,235                 171,514
U.S. Treasury Index Portfolio                                9,954                   25,313                  29,247
Bond Portfolio                                             295,859                  581,869                 434,500
Intermediate Bond Portfolio (1)                             34,344                   22,165                   3,470
International Bond Portfolio                                17,914                   39,733                  36,801

______________
(1)  Commenced investment operations on July 31, 1997.

     Prior to May 1, 1997, Goldman Sachs voluntarily agreed to waive a portion of its administration fee for each Portfolio then in existence resulting in an effective fee of .10% of the average daily net assets for each Portfolio. The effect of these waivers by Goldman Sachs was to reduce administration fees by the following amounts for the fiscal years or periods ended November 30 as indicated:


                                                            December 1, 1998
                                                      through April 30, 1999            1998                   1997
                                                      ----------------------            ----                 -------
U.S. Government Securities Portfolio                            $0                      $0                   $52,820
Short-Intermediate Bond Portfolio                                0                       0                    72,454
U.S. Treasury Index Portfolio                                    0                       0                    17,382
Bond Portfolio                                                   0                       0                    94,064
Intermediate Bond Portfolio (1)                                  0                       0                       N/A
International Bond Portfolio                                     0                       0                    18,779

______________
(1)  Commenced investment operations on July 31, 1997.

     In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceeded a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during a fiscal year, Goldman Sachs would waive a portion of its administration fees during the following fiscal year. There were no waivers pursuant to this agreement during the last three fiscal years.

     Goldman Sachs had also agreed each year to reimburse each Portfolio for its expenses (including fees payable to Goldman Sachs as administrator, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceeded on an annualized basis .25% of the International Bond Portfolio's average daily net assets and .10% of each other Portfolio's average daily net assets. Prior to May 1, 1997, this undertaking was voluntary with respect to the Portfolios. As of May 1, 1997, this undertaking was contractual with respect to all Portfolios. The effect of these reimbursements by Goldman Sachs for the fiscal years or periods ended November 30 as indicated was to reduce the expenses of each Portfolio by:

                                               December 1, 1998
                                         Through April 30, 1999              1998                  1997
                                         ----------------------            --------                --------
U.S. Government Securities Portfolio                   $ 24,893            $ 72,267                $ 70,879
Short-Intermediate Bond Portfolio                        48,092             103,011                 102,005
U.S. Treasury Index Portfolio                            23,710              66,821                  71,652
Bond Portfolio                                          121,707             222,213                 165,969
Intermediate Bond Portfolio (1)                          23,301              83,211                  54,096
International Bond Portfolio                             35,599              95,507                  82,249

______________
(1)  Commenced investment operations on July 31, 1997.

     Unless sooner terminated, the Co-Administration Agreement among Northern, PFPC and the Trust will continue in effect until April 30, 2001, and thereafter for successive one-year terms with respect to each Portfolio, provided that the Agreement is approved annually (1) by the Board of Trustees or (2) by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time after April 30, 2001 without penalty by the Trust on at least 60 days written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time after April 30, 2001 without penalty on at least 60 days written notice to the Trust and the other Co-Administrator.

     The Trust may terminate the Co-Administration Agreement prior to April 30, 2001 in the event that the Trust or its shareholders incur damages in excess of $100,000 as a result of the willful misfeasance, bad faith or negligence of the Co-Administrators, or the reckless disregard of their duties under the Agreement. The Trust may also terminate the Co-Administration Agreement prior to April 30, 2001 in the event that the Co-Administrators fail to meet one of the performance standards set forth in the Agreement.

     The Trust has entered into a Distribution Agreement with NFD under which NFD, as agent, sells shares of each Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. NFD is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). PDI, based in West Conshohocken, Pennsylvania, is an independently owned and operated broker-dealer. Between May 1, 1999 and November 30, 1999,

First Data Distributors, Inc. ("FDDI") acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD. No compensation is payable by the Trust to NFD for such distribution services. Prior to May 1, 1999, Goldman Sachs acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD.

     The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality

     Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Institutional Funds" may be used in connection with Northern Institutional Funds' business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name ("Northern Institutional Funds") to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect NFD will cease using the name "Northern Institutional Funds."

Shareholder Servicing Plan

     As stated in the Portfolios' Prospectus, Servicing Agents may enter into servicing agreements with the Trust under which they provide (or arrange to have provided) support services to their Customers or other investors who beneficially own such shares in consideration of the Portfolios' payment of not more than .15% and .25% (on an annualized basis) of the average daily net asset value of the Class C and D Shares, respectively, beneficially owned by such Customers or investors.

     For the fiscal years or periods ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of each Portfolio then in existence was as follows:

                                                                    1999                 1998              1997
                                                                    ----                 ----              ----
U.S. Government Securities Portfolio
   Class C (1)                                                     $   560              $ 5,132          $ 5,225
   Class D                                                           2,175                1,955              710
Short-Intermediate Bond Portfolio
   Class D                                                             852                2,584            1,349
U.S. Treasury Index Portfolio
   Class C (2)                                                         251                   25              N/A
   Class D                                                           1,558                4,846            3,353
Bond Portfolio
   Class C                                                          90,790               86,693           51,720
   Class D                                                           4,179                4,050              887
Intermediate Bond Portfolio
   Class D (3)                                                          86                   17              N/A
International Bond Portfolio
   Class D                                                              59                  334              154

_________________
(1)  Class C Shares were issued on December 29, 1995.
(2)  Class C Shares were issued on October 7, 1998.
(3)  Class D Shares were issued on October 5, 1998.

     Services provided by or arranged to be provided by Servicing Agents under their servicing agreements may include: (1) establishing and maintaining separate account records of Customers or other investors; (2) providing Customers or other investors with a service that invests their assets in shares of certain classes pursuant to specific or pre-authorized instructions, and assistance with new account applications; (3) aggregating and processing purchase and redemption requests for shares of certain classes from Customers or other investors, and placing purchase and redemption orders with the Transfer Agent; (4) issuing confirmations to Customers or other investors in accordance with applicable law; (5) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds; (6) processing dividend payments on behalf of Customers or other investors; (7) providing information periodically to Customers or other investors showing their positions in shares; (8) responding to Customer or other investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the Servicing Agents; (9) acting as liaison with respect to all inquiries and complaints from Customers and other investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (10) providing or arranging for another person to provide subaccounting with respect to shares of certain classes beneficially owned by Customers or other investors;
(11) if required by law, forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers and other investors; (12) providing such office space, facilities and personnel as may be required to perform their services under the servicing agreements; (13) maintaining appropriate management reporting and statistical information; (14) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (15) developing and monitoring investment programs; and (16) providing such other similar services as the Trust may reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules and regulations.

     The Trust's agreements with Servicing Agents are governed by a Plan (called the "Shareholder Servicing Plan") which has been adopted by the Board of Trustees. Pursuant to the Shareholder Servicing Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Servicing Agents and the purposes for which the expenditures were made. In addition, the arrangements with Servicing Agents must be approved annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

     The Board of Trustees has approved the arrangements with Servicing Agents based on information provided by the Trust's service contractors that there is a reasonable likelihood that the arrangements will benefit the Portfolios and their shareholders by affording the Portfolios greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

Counsel and Auditors

     Drinker Biddle & Reath LLP, with offices at One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serve as counsel to the Trust.

     Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases and Redemptions

     Payment for shares of a Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

     Although each Portfolio generally will redeem shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in kind of securities (instead of cash) from such Portfolio. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

                            PERFORMANCE INFORMATION

     The performance of a class of shares of a Portfolio may be compared to those of other mutual funds with similar investment objectives and to bond, stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by Lipper Analytical Services, Inc. or other independent mutual fund reporting services. In addition, the performance of a class may be compared to the Lehman

Brothers Government/Corporate Bond Index (or its components, including the Treasury Bond Index), the Lehman Mutual Fund Intermediate Tax Exempt Index, S&P 500 Index, S&P/Barra Growth Index, the Russell 2000 Index, the Europe and Australia Far East Equity Index ("EAFE Index") or other unmanaged stock and bond indices, including, but not limited to, the Merrill Lynch 1-5 Year Government Bond Index, the Merrill Lynch 1-5 Year Corporate/Government Bond Index, the 3-month LIBOR Index, the 91-day Treasury Bill Rate, the Composite Index, the J.P. Morgan Non-U.S. Government Bond Index, and the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industry companies listed on the New York Stock Exchange. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

     The Portfolios calculate their total returns for each class of shares separately on an "annual total return" basis for various periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Portfolio with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Portfolios may also advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

     Each Portfolio that advertises an "average annual total return" for a class of shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                         P (1+T)to the power of n  = ERV

     Where:   T =    average annual total return;

              ERV = ending redeemable value at the end of the applicable period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) period;

              P =    hypothetical initial payment of $1,000; and

              n = period covered by the computation, expressed in terms of years.

     Each Portfolio that advertises an "aggregate total return" for a class of shares computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                               T = [(ERV/P)] - 1

     The calculations set forth below are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date and (2) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

     The average annual total returns and aggregate total returns shown below for the Short-Intermediate Bond, U.S. Treasury Index and Bond Portfolios include, for periods prior to the commencement of the Portfolios' operations, the performance of predecessor collective funds adjusted to reflect the higher estimated fees and expenses applicable to such Portfolios' Class A Shares at the time of their inception. Although all such predecessor collective funds were managed by Northern for the periods stated in a manner and pursuant to investment objectives that were equivalent in all material respects to the management and investment objectives of the corresponding Portfolios, such predecessor collective funds were not registered under the 1940 Act and were not subject to certain investment restrictions imposed by the 1940 Act. If they had been registered under the 1940 Act, performance might have been adversely affected. The average annual total returns and aggregate total returns shown for the Portfolios for their Class C and/or Class D Shares also include, for the periods prior to the inception of such classes, the performance of the Portfolios' Class A Shares. Because the fees and expenses of Class C and Class D Shares are, respectively, 0.24% and 0.39% higher than those of Class A Shares, actual performance for periods prior to the inception of Class C and Class D Shares would have been lower if such higher fees and expenses had been taken into account.

     Following commencement of operations of the Portfolios, the Portfolios' administrator (Goldman Sachs) or Co-administrators (Northern and PFPC) reimbursed expenses to the Portfolios and voluntarily agreed to reduce a portion of their administration fees for each Portfolio pursuant to the undertaking described above under "Additional Trust Information - Co-Administrators and Distributor" and "- Investment Advisers, Transfer Agent and Custodian," and Northern waived a portion of its investment advisory fees with respect to the Portfolios. The average annual total returns and aggregate total returns of each Portfolio with respect to Class A, Class C and Class D Shares, as applicable, are shown below with and without such fee waivers and expense reimbursements.

                                                                          For Periods Ended November 30, 1999

                                                 Average Annual Total Returns (%)              Aggregate Total Returns (%)

                                                                            Since                                       Since
                                              1 Year   5 Year   10 year   Inception       1 Year   5 Year   10 Year   Inception
Bond/1/
Class A
  with fee waivers and                        (1.35%)    8.60%     8.57%       ---        (1.35%)   51.05%    127.53%      ---
  expense reimbursements

  without fee waivers and                     (1.81%)    8.12%     8.02%       ---        (1.81%)   47.74%    116.26%      ---
  expense reimbursements

Class C
  with fee waivers and                        (1.59%)    8.37%     8.45%       ---        (1.59%)   49.44%    125.10%      ---
  expense reimbursements

  without fee waivers and                     (1.98%)    7.90%     7.91%       ---        (1.98%)   46.26%    114.09%      ---
  expense reimbursements

Class D
  with fee waivers and                        (1.74%)    8.17%     8.35%       ---        (1.74%)   48.10%    122.93%      ---
  expense reimbursements

  without fee waivers and                     (2.14%)    7.71%     7.81%       ---        (2.14%)   44.94%     112.03%     ---
  expense reimbursements

Intermediate Bond/2/
Class A
  with fee waivers and                         0.25%      ---       ---       3.79%        0.25%      ---        ---      9.07%
  expense reimbursements

  without fee waivers and                     (0.17%)     ---       ---       3.05%       (0.17%)     ---        ---     (7.10%)
  expense reimbursements

Class D
  with fee waivers and                        (0.21%)     ---       ---       3.52%       (0.21%)     ---        ---      8.41%
  expense reimbursements

  without fee waivers and                     (0.64%)     ---       ---       2.82%       (0.64%)     ---        ---      6.45%
  expense reimbursements

                                                                          For Periods Ended November 30, 1999

                                                 Average Annual Total Returns (%)              Aggregate Total Returns (%)

                                                                            Since                                        Since
                                              1 Year   5 Year   10 year   Inception       1 Year     5 Year    10 Year  Inception
Short-Intermediate Bond/3/
Class A
  with fee waivers and                         2.25%     6.55%     6.91%     ---             2.25%    37.31%    94.99%     ---
  expense reimbursements

  without fee waivers and                      1.84%     6.90%     6.75%     ---             1.84%    39.57%    92.10%     ---
  expense reimbursements

Class D
  with fee waivers and                         1.84%     6.11%     6.69%     ---             1.84%    34.54%    91.01%     ---
  expense reimbursements

  without fee waivers and                      1.44%     5.62%     6.10%     ---             1.44%    31.42%    80.73%     ---
  expense reimbursements

U.S. Treasury Index/4/
Class A
  with fee waivers and                        (2.10%)    7.48%     7.37%     ---            (2.10%)   43.42%   103.68%     ---
  expense reimbursements

  without fee waivers and                     (2.59%)    6.84%     6.71%     ---            (2.59%)   39.24%    91.44%     ---
  expense reimbursements

Class C
  with fee waivers and                        (1.85%)    7.39%     7.33%     ---            (1.85%)   42.83%   102.84%     ---
  expense reimbursements

  without fee waivers and                     (2.34%)    6.90%     6.74%     ---            (2.34%)   39.63%    91.98%     ---
  expense reimbursements

Class D
  with fee waivers and
  expense reimbursements                      (1.86%)    7.01%     7.15%     ---            (1.86%)   40.35%    99.43%     ---

  without fee waivers and                     (2.31%)    6.57%     6.57%     ---            (2.31%)   37.49%    89.03%     ---
  expense reimbursements

                                                                  For Periods Ended November 30,1999

                                           Average Annual Total Returns(%)                    Aggregate Total Returns(%)
                                                                            Since                                          Since
                                      1 Year       5 Year     10 Year     Inception    1 Year    5 Year     10 Year     Inception
U.S. Government Securities/5/
Class A
  with fee waivers and                    2.46%     6.38%       ---         5.13%       2.46%     36.21%      ---          39.51%
  expense reimbursements

  without fee waivers and                 2.03%     5.80%       ---         4.50%       2.03%     32.54%      ---          34.06%
  expense reimbursements

Class C/6/
  with fee waivers and
  expense reimbursements                              See  Footnote  7                            See  Footnote  7

  without fee waivers and
  expense reimbursements                              See  Footnote  7                            See  Footnote  7


Class D
  with fee waivers and                    2.06%     5.95%       ---         4.79%       2.06%     33.51%      ---          36.58%
  expense reimbursements

  without fee waivers and                 1.62%     5.37%       ---         4.17%       1.62%     29.92%      ---          31.23%
  expense reimbursements

International Bond
Class A
  with fee waivers and                   (5.76%)    5.75%       ---         5.78%      (5.76%)    32.23%      ---          37.59%
  expense reimbursements

  without fee waivers and                (6.24%)    5.16%       ---         5.19%      (6.24%)    28.61%      ---          33.31%
  expense reimbursements

Class D/7/
  with fee waivers and
  expense reimbursements                              See  Footnote  8                            See  Footnote  8

  without fee waivers and
  expense reimbursements                              See  Footnote  8                            See  Footnote  8


----------------------
1. For Class A, C and D Shares, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class C and D Shares, performance information from January 11, 1993 to July 3, 1995 (commencement of Class C Shares) and September 14, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because the fees and expenses of Class C and Class D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

2. For Class D Shares, performance information from August 1, 1997 to October 5, 1998 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations on August 1, 1997. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

3. For Class A and D Shares, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance information from January 11, 1993 to September 14, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

4. For Class A, C and D Shares, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class C and D Shares, performance information from January 11, 1993 to October 7, 1998 (commencement of Class C Shares) and November 16, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because the fees and expenses of Class C and Class D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. Performance information of the predecessor collective fund is shown from January 1, 1987, the date from which the predecessor fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

5. For Class D Shares, performance information prior to September 15, 1994 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations April 5, 1993. Because fees and expenses of Class D Shares are .39%, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

6. From February 10, 1999 to the date of this Prospectus, no Class C shares of the U.S. Government Securities Portfolio were held by shareholders. Class C shares of the U.S. Government Securities Portfolio will have substantially similar annual returns when compared with Class A shares of the U.S. Government Securities Portfolio because shares of both Class A and Class C are invested in the same portfolio of securities. The annual returns of Class A and Class C shares will differ only to the extent that the share classes do not have the same expenses. Annual returns reflected since inception will also differ as the classes do not have the same inception date.

7. From August 22, 1999 to the date of this Prospectus, no Class D shares of the International Bond Portfolio were held by shareholders. Class D shares of the International Bond Portfolio will have substantially similar annual returns when compared with Class A shares of the International Bond Portfolio because shares of both Class A and Class D are invested in the same portfolio of securities. The annual returns of Class A and Class D shares will differ only to the extent that the share classes do not have the same expenses. Annual returns reflected since inception will also differ as the classes do not have the same inception date.

     The yield of a class of shares in the Portfolios is computed based on the net income of such class during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, a Portfolio's yield for a class of shares is computed by dividing the per share net income for the class during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

     The Portfolios' 30-day (or one month) standard yield is calculated for each class of the Portfolios in accordance with the method prescribed by the SEC for mutual funds:

                      Yield = 2[{(a-b/cd) + 1}/ 6 / - 1]

       Where:     a = dividends and interest earned by a Portfolio during the period;

                  b = expenses accrued for the period (net of reimbursements);

                  c = average daily number of shares outstanding during the
                      period entitled to receive dividends; and

                  d = net asset value per share on the last day of the period.

     For the 30-day period ended November 30, 1999, the annualized yields for the outstanding Class A, Class C and Class D Shares of the Portfolios were as follows:

                                                    30-Day Yield
                                                    ------------

U.S. Government Securities Portfolio
     Class A                                           5.75%
     Class D                                           5.36%

Short-Intermediate Bond Portfolio
     Class A                                           6.08%
     Class D                                           5.69%

U.S. Treasury Index Portfolio
     Class A                                           6.06%
     Class C                                           5.83%
     Class D                                           5.68%

Bond Portfolio
     Class A                                           6.73%
     Class C                                           6.49%
     Class D                                           6.33%

                                                                30-Day Yield
                                                                ------------
Intermediate Bond Portfolio
     Class A                                                      6.39%
     Class D                                                      5.99%

International Bond Portfolio
     Class A                                                      3.43%


     The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Investment Advisers, Transfer Agent and Custodian" and "Co-Administrators and Distributor" under "Additional Trust Information." In the absence of such fee reductions and expense limitations, the annualized 30-day yields of each Portfolio with respect to Class A, Class C and Class D Shares would have been as follows:

                                                                30-Day Yield
                                                                ------------
U.S. Government Securities Portfolio
     Class A                                                      5.34%
     Class D                                                      4.95%

Short-Intermediate Bond Portfolio
     Class A                                                      5.68%
     Class D                                                      5.29%

U.S. Treasury Index Portfolio
     Class A                                                      5.55%
     Class C                                                      5.32%
     Class D                                                      5.17%

Bond Portfolio
     Class A                                                      6.35%
     Class C                                                      6.11%
     Class D                                                      5.95%

                                                                30-Day Yield
                                                                ------------
Intermediate Bond Portfolio
     Class A                                                      5.95%
     Class D                                                      5.55%

International Bond Portfolio
     Class A                                                      2.95%


     Because of the different servicing fees and transfer agency fees payable with respect to Class A, C and D Shares in a Portfolio, performance quotations for shares of Class C and D of the Portfolio will be lower than the quotations for Class A Shares of the Portfolio, which will not bear any fees for shareholder support services and will bear minimal transfer agency fees.

     The performance of each class of shares of the Portfolios is based on historical earnings, will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that when redeemed, shares may be worth more or less than their original cost. Performance information may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Total return data should also be considered in light of the risks associated with a Portfolio's composition, quality, maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their Customer accounts in connection with investments in a Portfolio will not be included in the Portfolios' calculations of performance information.

                                     TAXES

     The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

     The discussions of tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code of 1986, as amended (the "Code"), and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Federal - General Information

      Each Portfolio intends to qualify as a regulated investment company under
Part I of Subchapter M of Subtitle A, Chapter 1, of Code. As a regulated investment company, each Portfolio is generally exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

      In addition to satisfaction of the Distribution Requirement, each Portfolio must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities, loans and gains from the sale or other disposition of stock or securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

      In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must generally consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which as Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more that 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

      None of the Portfolios expects to pay dividends that qualify for the dividends-received deduction for corporations.


General
its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities or currencies. Also, at the close of each quarter of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other RICs, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses. Each Portfolio intends to comply with these RIC requirements.

     If for any taxable year any Portfolio were not to qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions would be taxable as ordinary income to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

     The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

     Although each Portfolio expects to qualify as a RIC and to be relieved of all or substantially all Federal taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.

     The Trust will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for prior failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he is not subject to backup withholding or that he is an "exempt recipient."

Foreign Investors

     Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Portfolio), provided such shareholder submits a statement, signed under penalties of perjury, attesting to such shareholder's exempt status. Different tax consequences apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

                             DESCRIPTION OF SHARES

     The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees may hereafter create series in addition to the Trust's twenty-one existing series, which represent interests in the Trust's twenty-one respective portfolios, six of which are discussed in this Additional Statement. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Trust's non-money market portfolios: Class A, C and D Shares.

     Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account -- Selling Shares" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Portfolios are not issued.

     The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

     The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

     The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

     The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

     The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the applicable series of the Trust is unable to meet its obligations.

  The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

  The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

  In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

  The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (b) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (c) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

  As of February 29, 2000, substantially all of the Portfolios' outstanding shares were held of record by Northern for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, Northern possessed sole or shared voting and/or investment power for its customer accounts with respect to less than 10% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of each Portfolio. Northern has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolios' classes as of February 29, 2000:

                                                                              Number                Percentage
                                                                             of Shares               of Shares
                                                                           --------------            ----------
BOND PORTFOLIO
     Class A
          Lannan Foundation                                                  2,665,481.75                5.3%
          Northern Trust Co. Pension Plan                                    2,628,042.33                5.3%
          PWC Group Investment Savings Plan                                  3,188,817.76                6.4%
     Class C
          Phycor, Inc.                                                       2,411,113.39               81.9%
          Tuthill Corp. Supplement Investment                                  181,286.95                6.2%
          Retirement Plan
          Kitch Drutchas Wagner Kenney PC                                      218,389.11                7.4%
     Class D
          Bank of Illinois Trust Company                                        68,385.05               92.1%
          First National Bank of La Grange                                       5,876.73                7.9%

INTERMEDIATE BOND PORTFOLIO
     Class A
          Illinois Masonic Medical Center - Board Designated Fund              226,527.36                8.7%
          Illinois Masonic Medical Center - Restricted Investment Fund         355,426.73               13.6%
          Illinois Masonic Medical Center - Warren Barr Pavillion              148,018.42                5.7%
          HEB Savings & Retirement Trust                                       186,094.74                7.1%
          Marshfield ERP                                                       841,385.61               32.2%
          Cavalcade Pension Trust                                              156,756.52                6.0%
     Class D
          Peoples National Bank & Trust                                          1,369.10                100%

INTERNATIONAL BOND PORTFOLIO
     Class A
          Northern Trust Pension Plan                                          947,008.94               57.1%
          Doe Run Resources Corp. Retirement Plan                              249,055.58               15.0%

SHORT-INTERMEDIATE BOND PORTFOLIO
     Class A
          Emerson Electric Co. Savings Plans Trust                             821,852.49                8.2%
          Northern Illinois Medical Center                                     530,043.31                5.3
     Class D
          BankIllinois Trust Co.                                                 5,349.91               78.9%
          Dacotah Co.                                                            1,431.21               21.1%

                                                                                 Number               Percentage
                                                                               of Shares              of Shares
                                                                             -------------            ----------
U.S. TREASURY INDEX PORTFOLIO
     Class A
          Belvediere National Bank & Trust                                      78,006.14                5.8%
          Herget National Bank of Pekin                                         90,994.85                6.8%
          Hubbell Defined Contribution Trust                                   118,357.60                8.8%
          Old Second National Bank                                             201,001.14               14.9%
          The Accreditation Council for Graduate Medical Education              84,894.97                6.3%
          Henkel Rabbi Trust                                                   395,100.72               29.4%
     Class C
          Wilson Sporting Goods 401K Plan                                        6,924.88              100.0%
     Class D
          First National Bank of LaGrange                                        5,106.16              100.0%

U.S. GOVERNMENT SECURITIES PORTFOLIO
     Class A
          Electrical Insurance Trust                                           611,708.59               11.6%
          Sheet Metal Workers' Health & Welfare Plan                           675,477.84               12.8%
          Schlumberger Ltd. Master Health Care Trust                           323,327.11                6.1%
          Illinois State Partners Welfare Fund                                 311,930.68                5.9%
          Mafco                                                                420,634.70                8.0%
          CTA                                                                1,428,327.64               27.0%
          Lifeway Christian Resources Master Retirement Fund                   521,335.75                9.9%
     Class D
          First Bankers Trust Co.                                               39,978.98               87.0%
          Enjayco Company                                                        4,215.51                9.2%

                               OTHER INFORMATION

  The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

  Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern, NTQA and PFPC, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, servicing fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

  The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

  Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                             FINANCIAL STATEMENTS

  The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1999 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Annual Report may be obtained upon request and without charge by calling 1-800-637-1380 (toll-free).

                                  APPENDIX A

Description of Bond Ratings

The following summarizes the highest six ratings used by Standard & Poor's Ratings Group, Inc., a division of McGraw Hill ("S&P") for corporate and municipal debt:

     AAA: Debt rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: Debt rated AA differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB and B: Debt rated BB and B is regarded as having significant speculative characteristics. Debt rated BB is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Debt rated B is more vulnerable to non-payment than debt rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC - An obligation rated CC is currently highly vulnerable to nonpayment.

     C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D - An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-) - The ratings from AA through CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

To provide more detailed indications of credit quality, the ratings AA and lower may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

S&P may attach the rating r to highlight risks to principal or volatility of expected returns which are not addressed in the credit rating.

The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal long-term debt:

     Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the

                                      1-A
     various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba and B: Bonds that possess one of these ratings provide questionable protection of interest and principal. Ba indicates some speculative elements. B indicates a general lack of characteristics of desirable investment.

The foregoing ratings for corporate and municipal long-term debt are sometimes presented in parenthesis preceded with a "con", indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of some act or the fulfillment of some condition.

The following summarizes the highest six ratings used by Duff & Phelps Credit Rating Co. ("D&P") for corporate and municipal long-term debt:

     AAA: Debt rated AAA is of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Debt rated AA is of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Debt rated A has protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

     BBB: Debt rated BBB has below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                                      2-A

     BB and B: Debt rated BB or B is considered to be below investment grade. Debt rated BB is deemed likely to meet obligations when due. Debt rated B possesses the risk that obligations will not be met when due.

To provide more detailed indications of credit quality, the ratings AA and lower may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

The following summarizes the highest six ratings used by Fitch IBCA, Inc. ("Fitch") for corporate and municipal bonds:

     AAA: Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

     BB: Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

To provide more detailed indications of credit quality, the Fitch ratings "AA" and lower may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                                      3-A

Description of Municipal Note Ratings

The following summarizes the two highest ratings by S&P for short-term municipal notes:

     SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1: Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2: Obligations bearing these designations are of high quality with margins of protection ample although not as large as in the preceding group.

The two highest rating categories of D&P for short-term debt are D-1 and D-2. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D&P uses the fixed-income ratings described above under "Description of Bond Ratings" for tax-exempt notes and other short-term obligations. Fitch uses the short-term ratings described below under "Description of Commercial Paper Ratings" for municipal notes.

Description of Commercial Paper Ratings

Commercial paper rated A-1 by S&P indicates that the obligor's capacity to meet its financial commitment is strong. Those issues for which the obligor's capacity to meet its financial commitment on the obligation is extremely strong are denoted in A-1+. The obligor's capacity to meet its financial commitment on commercial paper rated A-2 is satisfactory but these obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

                                      4-A

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers or supporting institutions rated Prime-1 are considered to have a superior capacity for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers or supporting institutions rated Prime-2 are considered to have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest ratings used by Fitch for short-term obligations:

     F1 securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments and may have an added + to denote any exceptionally strong credit feature.

     F2 securities possess good credit quality. Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     D&P uses the short-term ratings described above under "Description of Note Ratings" for commercial paper.

                                      5-A

                                  APPENDIX B

As stated in their Prospectus, the Portfolios may enter into futures transactions and options thereon. Such transactions are described more fully in this Appendix.

I.  Interest Rate Futures Contracts

  Use of Interest Rate Futures Contracts.  Bond prices are established in both
  --------------------------------------
the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within three business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio could use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this could include the use of futures contract sales to protect against expected increases in interest rates and the use of futures contract purchases to offset the impact of interest rate declines.

  A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Portfolio, through using futures contracts.

  Interest rate futures contracts can also be used by a Portfolio for non-hedging (speculative) purposes to increase total return.

  Description of Interest Rate Futures Contracts.  An interest rate futures
  ----------------------------------------------
contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                                      1-B

  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before a settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of a sale exceeds the price of the offsetting purchase, a Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, a Portfolio realizes a loss.

  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges--principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the -New York Futures Exchange. A Portfolio would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

  A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. A Portfolio may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.  Index Futures Contracts

General. A bond index assigns relative values to the bonds included in the index which fluctuates with changes in the market values of the bonds included.

  A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

  In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

                                      2-B

  Index futures contracts may also be used by a Portfolio for non-hedging (speculative) purposes, to increase total return.

III.  Futures Contracts on Foreign Currencies

  A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Portfolio for hedging purposes in anticipation of fluctuations in exchange rates between the U.S. dollars and other currencies arising from multinational transactions.

  A Portfolio may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.


IV.  Margin Payments

  Unlike purchases or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Custodian or a sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Portfolio's adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V.  Risks of Transactions in Futures Contracts

  There are several risks in connection with the use of futures by the Portfolios, even when futures are used for hedging (non-speculative) purposes. In connection with the use of futures for hedging purposes, one risk arises because of the imperfect correlation

                                      3-B
between movements in the price of the futures and movements in the price of the instruments which are the subject of a hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Advisers. Conversely, the Portfolios may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Advisers. It is also possible that, where a Portfolio had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

  When futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. First, rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Advisers may still not result in a successful hedging transaction over a short time frame.

                                      4-B

  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will generally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

  Successful use of futures by the Portfolios is also subject to the Investment Advisers' ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolios may have to sell securities at a time when they may be disadvantageous to do so.

  Futures purchased or sold by the International Bond Portfolio (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the

                                      5-B

Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the investments of the International Bond Portfolio in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI.  Options on Futures Contracts

  The Portfolios may purchase and write (sell) call and put options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of any underlying instruments, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may, unlike futures contracts where the risk of loss is potentially unlimited, frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.  Other Matters

  Each Portfolio intends to comply with the regulations of the CFTC exempting it from registration as a "commodity pool operator." Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                      6-B

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                         NORTHERN INSTITUTIONAL FUNDS


                              BALANCED PORTFOLIO
                            EQUITY INDEX PORTFOLIO
                         DIVERSIFIED GROWTH PORTFOLIO
                           FOCUSED GROWTH PORTFOLIO
                         SMALL COMPANY INDEX PORTFOLIO
                        SMALL COMPANY GROWTH PORTFOLIO
                           MID CAP GROWTH PORTFOLIO
                            MARKETCOMMAND PORTFOLIO
                     INTERNATIONAL EQUITY INDEX PORTFOLIO
                        INTERNATIONAL GROWTH PORTFOLIO

     This Statement of Additional Information dated April 1, 2000 (the "Additional Statement") is not a prospectus. Copies of the prospectus dated April 1, 2000 for the Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Index, Small Company Growth, Mid Cap Growth, MarketCommand, International Equity Index and International Growth Portfolios (the "Portfolios") of Northern Institutional Funds (the "Prospectus") may be obtained without charge by calling 1-800-637-1380 (toll-free). Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

     The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the Annual Report to the Portfolio's shareholders for the fiscal year ended November 30, 1999 (except for Small Company Growth, Mid Cap and MarketCommand Portfolios, which did not commence operations during the period) are incorporated herein by reference in the section "Financial Statements." No other portions of the Fund's Annual Reports are incorporated by reference.

                                     INDEX

                                                                     Page
                                                                     ----
ADDITIONAL INVESTMENT INFORMATION..................................    3
  Classification and History.......................................    3
  Investment Objectives, Strategies and Risks......................    3
  Investment Restrictions..........................................   24
ADDITIONAL TRUST INFORMATION.......................................   26
  Trustees and Officers............................................   26
  Investment Advisers, Transfer Agent and Custodian................   33
  Portfolio Transactions...........................................   39
  Portfolio Valuation..............................................   44
  Co-Administrators and Distributor................................   44
  Shareholder Servicing Plan.......................................   48
  Counsel and Auditors.............................................   49
  In-Kind Purchases and Redemptions................................   50
PERFORMANCE INFORMATION............................................   50
TAXES..............................................................   61
  Taxation of Certain Financial Instruments........................   62
  Foreign Investors................................................   62
DESCRIPTION OF SHARES..............................................   63
OTHER INFORMATION..................................................   69
FINANCIAL STATEMENTS...............................................   70
APPENDIX A.........................................................  A-1
APPENDIX B.........................................................  B-1

                               ----------------

No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Portfolio involves investment risks, including possible loss of principal.

                       ADDITIONAL INVESTMENT INFORMATION

                          Classification and History

     Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio except the MarketCommand Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The MarketCommand Portfolio is classified as non-diversified under the 1940 Act.

     Each Portfolio is a series of the Trust, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust is the result of a reorganization of a Massachusetts business trust formerly known as The Benchmark Funds on March 31, 1998. The Trust's name was changed from The Benchmark Funds to Northern Institutional Funds on July 15, 1998. The Trust also offers six fixed income and five money market portfolios, which are not described in this document.

                  Investment Objectives, Strategies and Risks

     The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectus. The investment objectives of the MarketCommand, Mid Cap Growth and Small Company Growth Portfolios may be changed without shareholder approval. The investment objective of each other Portfolio may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment policies may be changed without shareholder approval.

     Warrants.  The Balanced, Diversified Growth, Focused Growth, Small Company
     --------
Index, Small Company Growth, Mid Cap Growth, MarketCommand, International Equity Index and International Growth Portfolios may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Portfolio will not invest more than 5% of its total assets, taken at market value, in warrants. Warrants acquired by a Portfolio in shares or attached to other securities are not subject to this restriction.

     U.S. Government Obligations.  Examples of the types of U.S. Government
     ---------------------------
obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and the Maritime Administration.

     Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are also deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any agency or instrumentality thereof, and (ii) participations in loans made to foreign government; or their agencies that are so guaranteed.

     To the extent consistent with their respective investment objectives, the Portfolios may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies and instrumentalities. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

     American Depository Receipts ("ADRs").  The Portfolios may invest in ADRs.
     -------------------------------------
ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

     A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

     European Depository Receipts ("EDRs"). The Portfolios may also invest in
     -------------------------------------
EDRs and GDRs. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

     Foreign Securities.  Investment in foreign securities involves special
     ------------------
risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Portfolio to the extent that it invests in foreign stocks. The holdings of the Portfolios, to the extent that they invest in fixed income securities, will be sensitive to changes in interest rates and the interest rate environment. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

     There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

     Unanticipated political, economic or social developments may affect the value of a Portfolio's investments in emerging market countries and the availability to a Portfolio of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     Although a Portfolio may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Portfolio's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio's total assets, adjusted to reflect a Portfolio's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio is also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.

     Dividends and interest payable on a Portfolio's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See "Taxes."



     To the extent consistent with its investment objective, a Portfolio may also invest in obligations of the International Bank for Reconstruction and Development (also known as the World Bank) which are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

     Investors should understand that the expense ratios of the International Equity Index and International Growth Portfolios can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

     As noted in the Prospectus, the International Equity Index Portfolio invests primarily in the equity securities included in the Europe and Australia for East Equity Index ("EAFE Index"). As of November 30, 1999, fourteen European countries (Austria, Belgium, Denmark, Finland,

France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom) constitute approximately 73% of the EAFE Index. Six Asian/Pacific countries (Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore) account for the remaining 27%.

     Countries in which the other Portfolios may invest (to the extent permitted by their investment policies) include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.

     The end of the Cold War, the reunification of Germany, the accession of new Western European members to the European Economic and Monetary Union and the aspirations of Eastern European states to join and other political and social events in Europe have caused considerable economic, social and political dislocation. In addition, events in the Japanese economy, as well as political and social developments there have affected Japanese securities and currency markets, and the relationship of the Japanese yen with other currencies and with the U.S. dollar. Future political, economic and social developments in Japan and in the Asia/Pacific regional context can be expected to produce continuing effects on securities and currency markets.

     Foreign Currency Transactions. In order to protect against a possible loss
     -----------------------------
on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Balanced, Diversified Growth, Focused Growth, Small Company Growth, Mid Cap Growth, MarketCommand, International Equity Index and International Growth Portfolios are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.

     When entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     When the investment management team anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Similarly, when the securities held by a Portfolio create a short position in a foreign currency, the Portfolio may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. A Portfolio's net long and short foreign currency exposure will not exceed its total asset value. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Portfolio may also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     In addition, the International Growth Portfolio may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes. The Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

     Liquid assets equal to the amount of a Portfolio's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Portfolio. A forward contract to sell a foreign currency is "covered" if a Portfolio owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the Portfolio's price to sell the currency or (ii) greater than the Portfolio's price to sell the currency provided the Portfolio segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Portfolio holds a forward contract (or call option) permitting the Portfolio to sell the same currency at a price that is (i) as high as or higher than the Portfolio's price to buy the currency or (ii) lower than the Portfolio's price to buy the currency provided the Portfolio segregates liquid assets in the amount of the difference.

     Options.  Each Portfolio may buy put options and buy call options and write
     -------
covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between the securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     The Portfolios will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference. The Portfolios will write put options only if they are "secured" by segregated liquid assets in an amount not less than the exercise price of the option at all times during the option period.

     A Portfolio's obligation to sell a security subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Portfolio's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security or currency from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security or currency during such period.

     When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

     There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Supranational Bank Obligations.  The Balanced Portfolio may invest in
     ------------------------------
obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World
Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

     Stripped Securities. The Balanced Portfolio may purchase stripped
     -------------------
securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Portfolio may purchase securities registered in the STRIPS program. Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     In addition, the Balanced Portfolio may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S.

Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

     The Prospectus discusses other types of stripped securities that may be purchased by the Balanced Portfolio, including stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

     Asset-Backed Securities.  The Balanced Portfolio may purchase asset backed
     -----------------------
securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the fixed income portion of the Balanced Portfolio, the maturity of asset-backed securities will be based on estimates of average life.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

     Asset-backed securities acquired by the Balanced Portfolio may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolio will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, the FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     Interest Rate Swaps, Floors and Caps and Currency Swaps.  The Balanced
     -------------------------------------------------------
Portfolio may enter into interest rate swaps or purchase interest rate floors or caps for hedging purposes and not for speculation. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The Portfolio will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The Portfolio will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis; i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

     The International Equity Index and International Growth Portfolios may enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

     Inasmuch as interest rate and currency swaps are entered into for good faith hedging purposes, the Trust, The Northern Trust Company ("Northern") and Northern Trust Quantitative Advisors, Inc. ("NTQA" and, collectively with Northern, the "Investment Advisers") believe that such transactions do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Portfolios' borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to interest rate or currency swaps will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess will be segregated by the Portfolio.

     The Balanced Portfolio will not enter into an interest rate swap, floor or cap transaction, and the International Equity Index and International Growth Portfolios will not enter into currency swap transactions unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-l or better by Standard & Poor's Ratings Group, Inc. ("S&P"), Duff & Phelps Credit Rating Co. ("Duff") or Fitch IBCA ("Fitch"), or A or P-1 or better by Moody's Investors Service, Inc. ("Moody's"). If there is a default by the other party to such transaction, the Portfolios will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

     Equity Swaps. Each Portfolio may enter into equity swap contracts to invest
     ------------
in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     A Portfolio will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, a Portfolio's risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolios' potential exposure, the Portfolios and the Investment Advisers believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

     The Portfolios will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by S&P, Duff or Fitch, or A or P-1 or better by Moody's. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

     The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Advisers are incorrect in their forecasts of market values, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

     Futures Contracts and Related Options. Each Portfolio may invest in futures
     -------------------------------------
contracts and may purchase and sell call and put options on futures contracts for hedging purposes, for speculative purposes (to seek to increase total return), or for liquidity management purposes. When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Portfolio may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

     Real Estate Investment Trusts. The Small Company Index and the Small
     -----------------------------
Company Growth Portfolios may invest in equity real estate investment trusts ("REITs") that constitute a part of the Russell 2000 Small Stock Index. REITs pool investors' funds for investment primarily in commercial real estate properties. Investments in REITs may subject a Portfolio to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trust. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the 1940 Act. As a shareholder in a REIT, a Portfolio would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses a Portfolio bears directly in connection with its own operations.

     Securities Lending.  Collateral for loans of portfolio securities made by a
     ------------------
Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

     Forward Commitments, When-Issued Securities and Delayed Delivery
     ----------------------------------------------------------------
Transactions. When a Portfolio purchases securities on a when-issued, delayed
------------
delivery or forward commitment basis, the Portfolio will segregate liquid assets until three days prior to the settlement date having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments, or will otherwise cover its position. In the case of a forward commitment to sell portfolio securities, the Portfolio will segregate the portfolio securities themselves. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed delivery transactions.

     Commercial Paper, Bankers' Acceptances, Certificates of Deposit, Time
     ---------------------------------------------------------------------
Deposits and Bank Notes. Commercial paper represents short-term unsecured
-----------------------
promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes rank junior to deposit liabilities of banks and pari passu
                                                                  ---- -----
with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

     Each Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee Bas") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

     Convertible Securities.  Convertible securities entitle the holder to
     -----------------------
receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     In selecting convertible securities, the investment management team will consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of Portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

     The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

     Capital appreciation for the Portfolios may result from an improvement in the credit standing of an issuer whose securities are held in the Portfolio or from a general lowering of interest rates, or a combination of both.
Conversely, a reduction in the credit standing of an issuer whose securities are held by the Portfolio or a general increase in interest rates may be expected to result in capital depreciation to the Portfolio.

     In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Portfolio that invests in convertible securities will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Portfolio of any single investment, it does not reduce the overall risk of investing in lower quality securities.

     Risks Related to Small Company Securities.  While the Investment Advisers
     -----------------------------------------
believe that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks, which will be the Small Company Index and Small Company Growth Portfolios' primary investments, and stocks of recently organized companies, in which the Portfolios may also invest, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index"). Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

     The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the net asset value of the Small Company Index and Small Company Growth Portfolios' shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

     The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when the Small Company Index Portfolio or Small Company Growth Portfolio purchases thinly traded stock) and the effect of the "bid-ask" spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

     Insurance Funding Agreements. The Balanced Portfolio may invest in
     ----------------------------
insurance funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. IFAs therefore will be subject to the Portfolio's limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a reliable trading market is absent.

     Zero Coupon, Pay-in-Kind and Capital Appreciation Bonds.  To the extent
     -------------------------------------------------------
consistent with their respective investment objectives, the Portfolios may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Portfolio is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy Federal tax distribution requirements applicable to the Portfolio.

     Variable and Floating Rate Instruments.  With respect to the variable and
     --------------------------------------
floating rate instruments that may be acquired by the Portfolios, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Portfolios' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

     Variable and floating rate instruments eligible for purchase by the Portfolios include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Portfolios may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Advisers to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Portfolios.

     Variable and floating rate instruments including inverse floaters held by a Portfolio will be subject to the Portfolio's 15% limitation on illiquid investments, absent a reliable trading market, when the Portfolio may not demand payment of the principal amount within seven days.

     Repurchase Agreements.  Each Portfolio may agree to purchase portfolio
     ---------------------
securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the 1940 Act. Securities subject to repurchase agreements are held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     Reverse Repurchase Agreements.  Each Portfolio may borrow funds by selling
     -----------------------------
portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolios may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Portfolios will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     Investment Companies.  With respect to the investments of the Portfolios in
     --------------------
the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value the total assets of a Portfolio will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio.

     Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

     If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

     A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust.

     As noted in the Prospectus, a Portfolio may invest in World Equity Benchmark Shares ("WEBS"), Standard & Poor's Depository Receipts ("SPDRs") and similar securities of other investment companies, subject to the restrictions set forth above.

     WEBS are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International Index ("MSCI") indices for specified countries. WEBS are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of WEBS on the AMEX. To date WEBS have traded at relatively modest discounts and premiums to their net asset values. However, WEBS have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected, and a Portfolio's ability to provide investment results approximating the performance of securities in the EAFE Index could be impaired. If such disruptions were to occur, a Portfolio could be required to reconsider the use of WEBS as part of its investment strategy.

     SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the AMEX). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500 Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks involved in the writing of options on securities.

     Risks Related to Lower-Rated Securities.  While any investment carries some
     ---------------------------------------
risk, certain risks associated with lower-rated securities are different than those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Portfolio's net asset value per share.

     There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the portfolio of investments.

     The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

     If an issuer of a security defaults, a Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as a Portfolio's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

     In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Portfolio's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by a Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

     The ratings of S&P, Moody's, Duff and Fitch evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Advisers perform their own analysis of the issuers whose lower-rated securities the Portfolios purchase. Because of this, a Portfolio's performance may depend more on the Investment Adviser own credit analysis than is the case of mutual funds investing in higher-rated securities.

     In selecting lower-rated securities, the Investment Advisers consider factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Portfolio's investment portfolio. The Investment Advisers monitor the issuers of lower-rated securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

     Yields and Ratings.  The yields on certain obligations, including the
     ------------------
instruments in which the Portfolios may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, Duff, Fitch and Thomson Bank Watch ("TBW") represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

     Subject to the limitations stated in the Prospectus, if a security held by a Portfolio undergoes a rating revision, the Portfolio may continue to hold the security if the Investment Advisers determine such retention is warranted.

     Stock Indices. The S&P 500 Index is a market value-weighted index
     -------------
consisting of 500 common stocks which are traded on the New York Stock Exchange, AMEX and the Nasdaq

National Market System and selected by Standard & Poor's Corporation ("Standard & Poor's") through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor's primary objective for the S&P 500 Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500 Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by Standard & Poor's for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Standard & Poor's makes no representation or warranty, implied or express, to purchasers of Stock Index Fund shares or any member of the public regarding the advisability of investing in the Equity Index Portfolio or the ability of the S&P 500 Index to track general stock market performance. As of November 30, 1999, the approximate market capitalization range of the companies included in the S&P 500 Index was between $395 million and $464.69 billion.

     The Standard & Poor's Midcap 400 Stock Index ("S&P MidCap 400 Index") is a market-weighted index composed of 400 common stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. The purpose of the S&P MidCap 400 Index is to represent the performance of the medium-capitalization sector of the U.S. securities market. Medium capitalized stocks which are included in the S&P 500 Index are excluded from the S&P MidCap 400 Index. Except for a limited number of Canadian securities, the S&P MidCap 400 does not include foreign securities. As of November 30, 1999, the approximate market capitalization range of the companies included in the S&P MidCap 400 Index was between $195 million and $23.394 billion.

     The Russell 2000 Index is a market value-weighted index composed of the stocks of the smallest 2000 companies in the Russell 3000 Index, which is composed of the stocks of 3000 large U.S. domiciled companies (based on market capitalization) that represent approximately 98% of the investable U.S. equity markets. Because of its emphasis on the smallest 2000 companies, the Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of November 30, 1999, the average market capitalization of the companies included in the Russell 2000 Index was approximately $570.0 million. The Russell 2000 Index is reconstituted annually to reflect changes in market capitalization. The primary criteria used by Frank Russell & Company ("Russell") to determine the initial list of securities eligible for inclusion in the Russell 3000 Index (and accordingly, the Russell 2000 Index) is total market capitalization adjusted for large private holdings and cross-ownership. However, companies are not selected by Russell for inclusion in the Russell 2000 Index because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Russell makes no representation or warranty, implied or express, to purchasers of Small Cap Index or Small Cap Growth Fund shares or any member of the public regarding the advisability of investing in the Fund or the ability of the Russell 2000 Index to track general market performance of small capitalization stocks.

     Relative Value Approach.  In buying and selling securities for the fixed
     -----------------------
income portion of the Balanced Portfolio, the investment management team uses a relative value approach. This approach involves an analysis of economic and market information, including economic growth rates, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also involves the use of proprietary valuation models to analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and particular types of securities that the team believes will provide a favorable return in light of these risks.

     Tracking Variance.  As discussed in the Prospectus, the Equity Index, Small
     -----------------
Company Index and International Equity Index Portfolios are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Portfolio and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Portfolio's holdings with its investment objective. Tracking variance may also occur due to factors such as the size of a Portfolio, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Portfolio's designated Index or the manner in which the Index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Portfolio. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Portfolio is not comparable to the performance of its designated Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in a Portfolio's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Portfolio's investment objective.

     The Small Company Index and International Equity Index Portfolios require the payment of an additional transaction fee on purchases of shares of the Portfolios. The purpose of the fee is to indirectly allocate transaction costs associated with new purchases to investors making those purchases, thus protecting existing shareholders. These costs include: (1) brokerage costs; (2) market impact costs--i.e., the increase in market prices which may result when the Portfolios purchase thinly traded stocks; (3) sales charges relating to the purchase of shares in certain unaffiliated investment companies; and, most importantly (4) the effect of the "bid-ask" spread in the over-the-counter market. (Securities in the over-the-counter market are bought at the "ask" or purchase price, but are valued in the Portfolios at the last quoted bid price). The additional transaction fees represent the Investment Adviser's estimate of the brokerage and other transaction costs which may be incurred by the Small Company Index and International Equity Index Portfolios in acquiring stocks of small capitalization or foreign companies. Without the additional transaction fee, the Portfolios would generally be selling their shares at a price less than the cost to the Portfolios of acquiring the portfolio securities necessary to maintain their investment characteristics, thereby resulting in reduced investment performance for all shareholders in the Portfolios. With the additional transaction fee, the transaction costs of acquiring additional stocks are not borne by all existing shareholders, but are defrayed by the transaction fees paid by those investors making additional purchases of shares.

     Calculation of Portfolio Turnover Rate. The portfolio turnover rate for the
     --------------------------------------
Portfolios is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Portfolios to receive favorable tax treatment.

     Mortgage Dollar Rolls. The Portfolios may enter into mortgage "dollar
     ---------------------
rolls" in which a Portfolio sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Portfolio. Each Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks including the following. If the broker-dealer to whom a Portfolio sells the security becomes insolvent, a Portfolio's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Portfolio is required to repurchase may be worth less than an instrument which a Portfolio originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage a Portfolio's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

                            Investment Restrictions

     Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

     (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities and (d) loans to affiliates of the Portfolio to the extent permitted by law.

     (2) Purchase or sell real estate, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

     (3) Invest in commodities or commodity contracts, except that each Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

     (4)  Invest in companies for the purpose of exercising control.

     (5) Act as underwriter of securities, except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

     (6) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act. (This limitation does not apply to the MarketCommand Portfolio.)

     (7) Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry. For the purposes of this restriction, as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     (8)  Borrow money, except that to the extent permitted by applicable law
     (a) a Portfolio may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33-1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Portfolio may purchase securities on margin. If due to market fluctuations or other reasons a Portfolio's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

     (9) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange

     Commission; and (b) may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

                                 *     *     *
     For the purposes of Restriction Nos. 1 and 8 above, the Portfolios expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of April 1, 2000, the Portfolios had not filed such an exemptive application.

     In applying Restriction No. 7 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.


     Except to the extent otherwise provided in Investment Restriction No. 7 for the purpose of such restriction, in determining industry classification the Trust intends to use the industry classification titles in the Bloomberg Industry Group Classifications (except that the International Growth Portfolio and the International Equity Index Portfolio will use the Morgan Stanley Capital International industry classification titles).

     Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Portfolio.

     As a non-fundamental investment restriction that can be changed without shareholder approval, the MarketCommand Portfolio may not at the end of any tax quarter, hold more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the total value of the assets of the Portfolio may be invested in any securities without regard to this 10% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities). In addition, as a non-fundamental investment restriction, the MarketCommand Portfolio may not at the end of any tax quarter, hold more than 5% of the total value of its assets in the securities of any one issuer (except U.S. Government Securities), except that up to 50% of the total value of the Portfolio's assets may be invested in any security without regard to this 5% limitation so long as no more than 25% of the total value of its assets is invested in any one issuer (except the U.S. government, its agencies and instrumentalities).


                         ADDITIONAL TRUST INFORMATION

Trustees and Officers

The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

Name                            Position(s)     Principal Occupation(s)
and Address              Age    with Trust      During Past 5 Years
-----------              ---    -----------     -------------------

Richard G. Cline          65     Trustee        Chairman, Hawthorne Investors,
4200 Commerce Court,                            Inc. (a management advisory
Suite 300                                       services and private investment
Lisle, IL 60532                                 company) since January 1996;
                                                Chairman, Hussman International,
                                                Inc. (a refrigeration company)
                                                since 1998, Chairman and CEO of
                                                NICOR Inc. (a diversified public
                                                utility holding company) from
                                                1986 to 1995, and President,
                                                1992-1993; Chairman, Federal
                                                Reserve Bank of Chicago from
                                                1992 to 1995; and Deputy
                                                Chairman from 1995 to 1996.
                                                Director: Whitman Corporation (a
                                                diversified holding company);
                                                Kmart Corporation (a retailing
                                                company); Ryerson Tull, Inc. (a
                                                metals distribution company) and
                                                University of Illinois
                                                Foundation. Trustee: Northern
                                                Funds.

Name                                  Position(s)      Principal Occupation(s)
and Address                  Age      with Trust       During Past 5 Years
-----------                  ---      -----------      -------------------
Edward J. Condon, Jr.         60      Trustee          Chairman of The Paradigm Group, Ltd. (a
Sears Tower, Suite 9650                                financial advisor) since July 1993; Vice
233 S. Wacker Drive                                    President and Treasurer of Sears, Roebuck
Chicago, IL 60606                                      and Co. (a retail corporation) from
                                                       February 1989 to July 1993; Member of
                                                       Advisory Board of Real-Time USA, Inc. (a
                                                       software development company); Member of
                                                       the Board of Managers of The Liberty
                                                       Hampshire Company, LLC (a receivable
                                                       securitization company); Vice Chairman and
                                                       Director of Energenics L.L.C. (a waster to
                                                       energy recycling company).  Director:
                                                       University Eldercare, Inc. (an Alzheimer's
                                                       disease research and treatment company);
                                                       Financial Pacific Company (a small
                                                       business leasing company).  Trustee:
                                                       Dominican University. Trustee:  Northern
                                                       Funds.


Mr. Wesley M. Dixon, Jr.      72      Trustee          Director of Kinship Capital Corporation (a
400 Skokie Blvd., Suite 300                            financial services company) since 1985 to
Northbrook, Illinois 60062                             1996, Vice Chairman and Director of G.D.
                                                       Searle & Co. (manufacture and sale of food
                                                       products and pharmaceuticals) from 1977 to
                                                       1985 and President of G.D. Searle & Co.
                                                       prior thereto.  Trustee: Northern Funds.

Mr. William J. Dolan, Jr.     67      Trustee          Partner of Arthur Andersen & Co. S.C. (an
1534 Basswood Circle                                   accounting firm) from 1966 to 1989.
Glenview, Illinois  60025                              Financial Consultant, Ernst & Young (an
                                                       accounting firm) from 1992 to 1993 and
                                                       1997. Former Director: Household Bank from
                                                       1995 to 2000; First Central National
                                                       Life Insurance Company from 1998 to 2000.
                                                       Trustee: Northern Funds.

Name                                         Position(s)         Principal Occupation(s)
and Address                      Age         with Trust          During Past 5 Years
-----------                      ---         ----------          -------------------
John W. English                   67         Trustee             Private Investor; Vice President and Chief
50-H New England Ave.                                            Investment Officer of The Ford Foundation
P.O. Box 640                                                     (a charitable trust) from 1981 to 1993.
Summit, NJ 07902-0640                                            Trustee: The China Fund, Inc., Select
                                                                 Sector SPDR Trust; WM Funds; American Red
                                                                 Cross in Greater New York; Mote Marine
                                                                 Laboratory (a non-profit marine research
                                                                 facility); and United Board for Christian
                                                                 Higher Education in Asia. Trustee:
                                                                 Northern Funds.

Mr. Raymond E. George, Jr.        69*        Trustee             Senior Vice President and Senior Fiduciary
703 Prospect Avenue                                              Officer of The Northern Trust Company from
Winnetka, Illinois 60093                                         1990 to 1993.  Trustee: Northern Funds.

Sandra Polk Guthman               56         Trustee             President and CEO of Polk Bros. Foundation
420 N. Wabash Avenue                                             (an Illinois not-for-profit corporation)
Suite 204                                                        from 1993 to present; Director of Business
Chicago, IL 60611                                                Transformation from 1992-1993, and
                                                                 Midwestern Director of Marketing from
                                                                 1988-1992, IBM (a technology company);
                                                                 Director of MB Financial Corp from 1995 to
                                                                 2000 (a bank holding company).
                                                                 Director: MBIA Insurance Corporation of
                                                                 Illinois (a municipal bond insurance
                                                                 company). Trustee:  Northern Funds.

Name                                         Position(s)        Principal Occupation(s)
and Address                      Age         with Trust         During Past 5 Years
-----------                      ---         ----------         -------------------
Mr. Michael E. Murphy            63**        Trustee            President of Sara Lee Foundation
Suite 2222                                                      (philanthropic organization) since
20 South Clark Street                                           November 1997.  Vice Chairman and Chief
Chicago, Illinois 60603                                         Administrative Officer of Sara Lee
                                                                Corporation (a consumer product company)
                                                                from November 1994 to October 1997; Vice
                                                                Chairman and Chief Financial and
                                                                Administrative Officer of Sara Lee
                                                                Corporation from July 1993 to November
                                                                1994. Director: Payless Shoe Source, Inc.,
                                                                (a retail shoe store business); True North
                                                                Communications, Inc. (a global advertising
                                                                and communications holding company);
                                                                American General Corporation (a
                                                                diversified financial services company);
                                                                GATX Corporation (a railroad holding
                                                                company); Bassett Furniture Industries,
                                                                Inc. (a furniture manufacturer) Trustee:
                                                                Northern Funds.

Mary Jacobs Skinner, Esquire     42***       Trustee            Partner in the law firm of Sidley &
One First National Plaza                                        Austin.  Trustee: Northern Funds.
Chicago, Illinois 06063

William H. Springer              71          Trustee            Vice Chairman of Ameritech (a
701 Morningside Drive                                           telecommunications holding company) from
Lake Forest, IL 60045                                           February 1987 to August 1992; Vice
                                                                Chairman, Chief Financial and
                                                                Administrative Officer of Ameritech prior
                                                                1987. Director: Walgreen Co. (a retail
                                                                drug store business); Baker, Fentress &
                                                                Co. (a closed-end, non-diversified
                                                                management investment company). Trustee:
                                                                Goldman Sachs Trust; Goldman Sachs
                                                                Variable Insurance Trust. Trustee:
                                                                Northern Funds.

Name                                         Position(s)        Principal Occupation(s)
and Address                      Age         with Trust         During Past 5 Years
-----------                      ---         ----------         -------------------
Richard P. Strubel               61          Trustee            President and Chief Operating Officer,
737 N. Michigan Avenue                                          UNext.com (a provider of educational
Suite 1405                                                      services via the internet) since 1999;
Chicago, IL 60611                                               Managing Director of Tandem Partners, Inc.
                                                                (a privately held management services
                                                                firm) from 1990 to 1999; President and
                                                                Chief Executive Officer, Microdot, Inc. (a
                                                                privately held manufacturing firm) from
                                                                1984 to 1994; Director: Gildan Activewear,
                                                                Inc. (an athletic clothing marketing and
                                                                manufacturing company); Children's
                                                                Memorial Medical Center. Trustee:
                                                                University of Chicago;  Goldman Sachs
                                                                Trust; Goldman Sachs Variable Insurance
                                                                Trust. Trustee:  Northern Funds.

Stephen Timbers                  55****      Chairman           President of Northern Trust Global
50 South LaSalle Street                      and Trustee        Investments, a division of Northern Trust
Chicago, Illinois 60675                                         Corporation and Executive Vice President,
                                                                The Northern Trust Company since 1998;
                                                                President, Chief Executive Officer and
                                                                Director of Zurich Kemper Investments (a
                                                                financial services company) from 1996 to
                                                                1998; President, Chief Operating Officer
                                                                and Director of Kemper Corporation  (a
                                                                financial services company) from 1992 to
                                                                1996; President and Director of Kemper
                                                                Funds (a registered investment company)
                                                                from 1990 to 1998.  Director: LTV
                                                                Corporation (a steel producer). Trustee:
                                                                Northern Funds.

Jylanne M. Dunne                 40          President          Senior Vice President for Distribution
4400 Computer Drive                                             Services at PFPC Inc. ("PFPC") (formerly
Westborough, MA 01581                                           First Data Investor Services Group, Inc.
                                                                ("FDISG")) (since 1988).

Name                                         Position(s)        Principal Occupation(s)
and Address                        Age       with Trust         During Past 5 Years
-----------                        ---       ----------         -------------------
Archibald E. King                  42        Vice President     Senior Vice President and other positions
                                                                at the Northern Trust Company (since 1979).

Lloyd A. Wennlund                  42        Vice President     Senior Vice President and other positions
                                                                at the Northern Trust Company
                                                                President of Northern Trust
                                                                Securities, Inc., and Managing Executive,
                                                                Mutual Funds for Northern Trust
                                                                Global Investments (since 1989).

Brian R. Curran                    32        Vice President     Director of Fund Administration at PFPC
4400 Computer Drive                          and Treasurer      (formerly FDISG) (since 1997); Director of
Westborough, MA 01581                                           Fund Administration at State Street Bank &
                                                                Trust Company (February 1997 to October
                                                                1997); Senior Auditor at Price Waterhouse
                                                                L.L.P. (an accounting firm) (February 1994
                                                                to February 1997).

Judith E. Clear                    33        Assistant          Client Treasury Manager of Mutual Fund
4400 Computer Drive                          Treasurer          Administration at PFPC since 1997;
Westborough, MA 01581                                           Compliance Manager at Citizens Trust from
                                                                1994 to 1996.

Suzanne E. Anderson                27        Assistant          Client Treasury Manager of Mutual Fund
4400 Computer Drive                          Treasurer          Administration at PFPC Inc. (since August
Westborough, MA 01581                                           1998); Manager of Fund Administration at
                                                                State Street Bank & Trust Company (October
                                                                1996 to August 1998); Fund Administrator
                                                                at State Street Bank & Trust Company
                                                                (October 1995 to October 1996); Mutual
                                                                Fund Accountant at The Boston Company
                                                                (prior thereto).

Jeffrey A. Dalke                   49        Secretary          Partner in the law firm of Drinker Biddle
                                                                & Reath LLP.

Linda J. Hoard                     52        Assistant          Vice President at PFPC (formerly FDISG)
4400 Computer Drive                          Secretary          (since 1998); Attorney Consultant for
Westborough, MA 01581                                           Fidelity Management & Research (a
                                                                financial service company); Investors Bank
                                                                & Trust Company (a financial service
                                                                provider) and FDISG (September 1994 to
                                                                June

Name                               Position(s)      Principal Occupation(s)
and Address                  Age   with Trust       During Past 5 Years
-----------                  ---   ----------       -------------------
                                                    1998).

Therese Hogan                37    Assistant        Director of the State
4400 Computer Drive                Secretary        Regulation Department at
Westborough, MA 01581                               PFPC (formerly FDISG)
                                                    (since 1994).


* Mr. George is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.

** Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern.

*** Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern.

**** Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or Northern and NTQA.

     Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with the Investment Advisers, PFPC (formerly FDISG), Northern Funds Distributors, LLC ("NFD") and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.


     Each officer holds comparable positions with certain other investment companies for which NFD, PFPC or an affiliate thereof is the investment adviser, administrator and/or distributor.

     Each Trustee, except Mr. Timbers, earns a quarterly retainer of $6,750 and the Chairman of the Board earns a quarterly retainer of $10,125. Each Trustee, including the Chairman of the Board, earns an additional fee of $2,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

     In addition, the Trustees have established an Audit Committee consisting of two members including a Chairman of the Committee. The Audit Committee members are Messrs. Condon and Strubel (Chairman). Each member earns a fee of $2,500 for each meeting attended and the Chairman earns a quarterly retainer of $1,500.

     Each Trustee will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust, or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the fiscal year of the Trust in which he or she attains the age of 72 years.

          The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trusts Officers are also PFPC officers (except Mr. Dalke, Mr. King and Mr. Wennlund), receives fees from the Trust for co-administrative services.


          Drinker Biddle & Realth LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services.

          Northern Trust Company, of which Mr. King and Mr. Wennlund are officers, receives fees from the Trust as investment adviser, custodian, transfer agent and Co-administrator.

          The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 1999:

                                                                                      Small            Small
                                        Equity         Diversified     Focused        Company          Company        Mid Cap
                            Balanced    Index          Growth          Growth         Index            Growth         Growth
                            Portfolio   Portfolio      Portfolio       Portfolio      Portfolio        Portfolio      Portfolio+
                            ---------   ---------      ---------       ---------      ---------        ---------      ---------
Steven Timbers**              0             0              0             0              0              n/a            n/a
William H. Springer         530         5,300          19610           530            530              n/a            n/a
Richard G. Cline            395         3,950            395           395            395              n/a            n/a
Edward J. Condon, Jr.       445         4,450            450           450            450              n/a            n/a
John W. English             395         3,950            395           395            395              n/a            n/a
Sandra Polk Guthman         395         3,950            395           395            395              n/a            n/a
Frederick T. Kelsey*        445         4,450            445           445            445              n/a            n/a
Richard P. Strubel          505         5,050            505           505            505              n/a            n/a
Wesley M. Dixon, Jr.**        0             0              0             0              0              n/a            n/a
William J. Dolan, Jr.**       0             0              0             0              0              n/a            n/a
Raymond E. George, Jr.**      0             0              0             0              0              n/a            n/a
Michael E. Murphy**           0             0              0             0              0              n/a            n/a
Mary Jacobs Skinner**         0             0              0             0              0              n/a            n/a

                                                                               Total
                              Market-        International    International    Compensation
                              Command        Equity Index     Growth           from Fund
                              Portfolio+     Portfolio        Portfolio        Complex ***
                              ---------      ---------        ---------        -------
Steven Timbers**              n/a              0                0                   0
William H. Springer           n/a            530              530              53,000
Richard G. Cline              n/a            395              395              39,500
Edward J. Condon, Jr.         n/a            450              450              44,500
John W. English               n/a            395              395              39,500
Sandra Polk Guthman           n/a            395              395              39,500
Frederick T. Kelsey*          n/a            445              445              44,500
Richard P. Strubel            n/a            505              505              50,500
Wesley M. Dixon, Jr.**        n/a              0                0              22,500
William J. Dolan, Jr.**       n/a              0                0              22,500
Raymond E. George, Jr.**      n/a              0                0              21,250
Michael E. Murphy**           n/a              0                0              22,500
Mary Jacobs Skinner**         n/a              0                0              22,500

     *    Frederick Kelsey retired from the Board of Trustees on November 30,
          1999.

     ** Not a Trustee of the Northern Institutional Funds during the period ended November 30, 1999.

    *** Fund Complex includes twenty-one investment portfolios of the Trust and thirty-one investment Portfolios of Northern
          Funds, a separately registered investment company.


     + Small Company Growth, Mid Cap and MarketCommand Portfolios did not commence operations during the period.

          The Trust, its investment adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

     Investment Advisers, Transfer Agent and Custodian

          Northern, a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company, is one of the nation's leading providers of trust and investment management services. Northern is one of the strongest banking organizations in the United States. Northern believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist
     (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees, (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of federal regulations, (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs, and
     (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives. NTQA, also a wholly-owned subsidiary of Northern Trust Corporation, serves as investment adviser principally to defined benefit and defined contribution plans and manages over 60 equity and bond commingled and common trust funds. As of December 31, 1999, the

     Investment Advisers and their affiliates had approximately $299.1 billion in assets under management for clients including public and private retirement funds, endowments, foundations, trusts, corporations, other investment companies and individuals.

          Under the Advisory Agreement with the Trust, the Investment Advisers make decisions with respect to, and place orders for, all purchases and sales of portfolio securities for each Portfolio. The Advisory Agreement with the Trust provides that in selecting brokers or dealers to place orders for transactions (i) on common and preferred stocks, the Investment Advisers shall use their best judgment to obtain the best overall terms available, and (ii) on bonds and other fixed income obligations, the Investment Advisers shall attempt to obtain best net price and execution. In assessing the best overall terms available for any transaction, the Investment Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers may consider the brokerage and research services provided to the Portfolios and/or other accounts over which the Investment Advisers or an affiliate of Northern exercise investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.

          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

          The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolios will engage in this practice, however, only when the Investment Advisers believe such practice to be in the Portfolios' interests.

          On occasions when the Investment Advisers deem the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by them (including any other Portfolio, investment company or account for which an Investment Adviser acts as adviser), the Advisory Agreement provides that the Investment Advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain best overall terms available with respect to common and preferred stock, and best net price and execution with respect to bonds and other fixed income obligations. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisers in the manner they consider to be most equitable and consistent with their fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio.

          The Advisory Agreement provides that the Investment Advisers may render similar services to others so long as their services under such Agreements are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Advisers against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreements) or, in lieu thereof, contribute to resulting losses.

          At a meeting held on September 2, 1997, shareholders of the International Growth Portfolio approved a new advisory agreement with Northern and another wholly-owned subsidiary of Northern Trust Corporation (The Northern Trust Company of Connecticut, formerly, RCB Trust Company, which has principal offices at 300 Atlantic Street, Stamford, Connecticut 06901) that would permit the Portfolio to implement a "manager-of-managers" structure. The new advisory agreement would be identical in all material respects to the current Advisory Agreement for the International Growth Portfolio, except that the new agreement would appoint both Northern and The Northern Trust Company of Connecticut as the advisers of the Portfolio and would allow the advisers to (1) delegate their duties to sub-advisers,
     (2) implement a manager-of-managers structure and (3) enter into sub-advisory agreements in the future without further shareholder approval. Fees payable to the sub-advisers would be payable by Northern and The Northern Trust Company of Connecticut and not by the Portfolio, and the current investment advisory fee rate payable by the Portfolio would not change. Although the Securities and Exchange Commission (the "SEC") has granted an exemption permitting the Portfolio to implement a manager-of-managers structure, the new advisory agreement will not become effective until the Trust's Board of Trustees acts to effectuate the structure with respect to the Portfolio. At present, it is uncertain when, or if, the manager-of-managers structure will become effective.

          Under its Transfer Agency Agreement with the Trust, with respect to shares held by Institutions, Northern has undertaken to perform some or all of the following services: (1) establish and maintain an omnibus account in the name of each Institution; (2) process purchase orders and redemption requests from an Institution, and furnish confirmations and disburse redemption proceeds; (3) act as the income disbursing agent of the Trust;
     (4) answer inquiries from Institutions; (5) provide periodic statements of account to each Institution; (6) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (7) if required by law, prepare and forward to Institutions shareholder communications (such as proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices); (8) preserve all records; and (9) furnish necessary office space, facilities and personnel. Under the Transfer Agency Agreement, with respect to shares held by investors, Northern has also undertaken to perform some or all of the following services: (1) establish and maintain separate accounts in the name of the investors; (2) process purchase orders and redemption requests, and furnish confirmations in accordance with applicable law; (3) disburse redemption proceeds; (4) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (5) act as income disbursing agent of the Trust in accordance with the terms of the Prospectus and instructions from the Trust or its administrator; (6) provide periodic statements of account; (7) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions); (8) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts; (9) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors; (10) furnish the Trust with all pertinent Blue Sky information; (11) perform all required tax withholding; (12) preserve records; and (13) furnish necessary office space, facilities and personnel. Northern may appoint one or more sub-transfer agents in the performance of its services.

          As compensation for the services rendered by Northern under the Transfer Agency Agreement and the assumption by Northern of related expenses, Northern is entitled to a fee from the Trust, payable monthly, at an annual rate of .01%, .10% and .15% of the average daily net asset value of the Class A, C and D Shares, respectively, of the Portfolios.

          Under its Custodian Agreement (and in the case of the International Growth Portfolio and International Equity Index Portfolio, its Foreign Custody Agreement) with the Trust, Northern (1) holds each Portfolio's cash and securities, (2) maintains such cash and securities in separate accounts in the name of the Portfolio, (3) makes receipts and disbursements of funds on behalf of the Portfolio, (4) receives, delivers and releases securities on behalf of the Portfolio, (5) collects and receives all income, principal and other payments in respect of the Portfolio's investments held by Northern under the Agreement, and (6) maintains the accounting records of the Trust. Northern may employ one or more subcustodians, provided that Northern, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern and that the responsibility or liability of the subcustodian to Northern shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between Northern and such subcustodian to which such resolution relates). In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that Northern shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. Northern may also appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as Northern may from time to time direct, provided that the appointment of an agent shall not relieve Northern of any of its responsibilities under either Agreement. Northern has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Portfolios' foreign securities.

          As compensation for the services rendered to the Trust by Northern as custodian with respect to each Portfolio except the International Growth Portfolio and International Equity Index Portfolio, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that

     Northern as Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by Northern as custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment.

          As compensation for the services rendered to the Trust under the Foreign Custody Agreement with respect to the International Growth Portfolio and International Equity Index Portfolio, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $35,000 annually for the International Growth Portfolio and International Equity Index Portfolio, plus (ii) 9/100th of 1% annually of the Portfolios' average daily net assets, plus (iii) reimbursement for fees incurred by Northern as foreign custodian for telephone, postage, courier fees, office supplies and duplicating.

          Northern's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

          Unless sooner terminated, the Advisory Agreement, the Custodian Agreement (or, in the case of the International Growth Portfolio and International Equity Index Portfolio, the Foreign Custody Agreement) and the Transfer Agency Agreement will continue in effect with respect to a particular Portfolio until April 30,2001 and thereafter for successive 12-month periods, provided that the continuance is approved at least annually
     (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) on 60 days' written notice to Northern or NTQA and by Northern or NTQA on 60 days' written notice to the Trust.

          Prior to April 1, 1998, Northern served as investment adviser to the Equity Index, Small Company Index and International Equity Index Portfolios on the same terms as those described above.

          For the fiscal years or periods ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (after fee waivers) (except for Mid Cap Growth, MarketCommand and Small Company Growth, which did not commence operations during the fiscal year ended November 30, 1999) was as follows:

                                                 1999        1998        1997
                                                 ----        ----        ----
     Balanced Portfolio                       $  368,178  $  297,879   $270,536
     Equity Index Portfolio                    1,453,598   1,136,850    830,952
     Diversified Growth Portfolio              1,050,355     905,091    795,346
     Focused Growth Portfolio                  1,315,624   1,045,682    934,052
     Small Company Index Portfolio               397,251     248,736    242,421
     International Growth Portfolio              985,305     869,641    993,121
     International Equity Index Portfolio/1/     126,053     117,326     44,662

     ------------------
     /1/  Commenced investment operations on April 1, 1997.

          For the fiscal years or periods ended November 30 as indicated, the Investment Advisers waived advisory fees as follows:

                                                1999        1998         1997
                                                ----        ----         ----

     Balanced Portfolio                      $  220,907  $  178,727  $  162,322
     Equity Index Portfolio                   2,907,197   2,273,722   1,661,904
     Diversified Growth Portfolio               477,434     411,405     361,521
     Focused Growth Portfolio                   493,359     392,131     350,269
     Small Company Index Portfolio              397,250     248,733     242,421
     International Growth Portfolio             246,326     217,410     248,280
     International Equity Index Portfolio/1/    126,053     117,319      44,662

     ------------------
     /1/  Commenced investment operations on April 1, 1997.

          For the fiscal years or periods ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio was as follows:

                                                    1999       1998     1997
                                                    ----       ----     ----
     Balanced Portfolio                          $  9,237   $ 11,754  $ 10,622
     Equity Index Portfolio                       274,756    249,731   172,360
     Diversified Growth Portfolio                  19,733     17,453    15,280
     Focused Growth Portfolio                      26,816     23,773    19,546
     Small Company Index Portfolio                 20,843     13,858    12,676
     International Growth Portfolio                12,389     11,469    12,624
     International Equity Index Portfolio/1/        5,061      4,696     1,780

     __________________
     /1/  Commenced investment operations on April 1, 1997.

          For the fiscal years or periods ended November 30 as indicated, the amount of custodian fees (and, in the case of the International Growth Portfolio and International Equity Index Portfolio, the foreign custodian fees) incurred by each Portfolio was as follows:

                                                1999      1998      1997
                                              --------  --------  --------

     Balanced Portfolio                       $ 22,972  $ 22,993  $ 24,371
     Equity Index Portfolio                    200,973   268,057   142,960
     Diversified Growth Portfolio               31,714    28,035    27,587
     Focused Growth Portfolio                   30,486    28,583    23,050
     Small Company Index Portfolio             491,423   227,658    66,695
     International Growth Portfolio            135,538   123,373   158,611
     International Equity Index Portfolio/1/    77,124    67,398    49,999

     -------------------
     /1/  Commenced investment operations on April 1, 1997.

          Under a Service Mark License Agreement with the Trust, Northern Trust Corporation has agreed that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds."

Portfolio Transactions

     To the extent that a Portfolio effects brokerage transactions with any broker/dealer affiliated directly or indirectly with the Investment Advisers, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker/dealer effecting such transactions, will be fair and reasonable to the shareholders of the Portfolio.

     During the fiscal year ended November 30, 1999, the Balanced Portfolio acquired and sold securities of Bank of America, Goldman Sachs Group, Inc., Merrill Lynch & Co., Inc., Morgan Stanley Dean Witter & Co. Inc., and Lehman Brothers, Inc., each a regular broker/dealer. At November 30, 1999, the Balanced Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
Donaldson Lufkin & Jenrette Securities, Inc., with an approximate aggregate market value of $131,000; Goldman Sachs Group, Inc., with an approximate aggregate market value of $62,000; Merrill Lynch & Co., Inc., with an approximate aggregate market value of $363,000; Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $458,000; and Salomon Smith Barney, Inc., with an approximate aggregate market value of $648,000.

     During the fiscal year ended November 30, 1999, the Diversified Growth Portfolio acquired and sold securities of Bank of America, Goldman Sachs Group, Inc., Merrill Lynch & Co., Inc., Morgan Stanley Dean Witter & Co. Inc., each a regular broker/dealer. At November 30, 1999, the Diversified Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Merrill Lynch & Co., Inc., with an approximate aggregate market value of $1,411,000; Goldman Sachs Group, Inc., with an approximate aggregate market value of $287,000; and Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $2,256,000.

     During the fiscal year ended November 30, 1999, the Equity Index Portfolio acquired and sold securities of Bank of America, Bear Stearns & Co., Lehman Brothers, Inc., Merrill Lynch & Co., Inc. and Morgan Stanley Dean Witter & Co., each a regular broker/dealer. At November 30, 1999, the Equity Index Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Merrill Lynch & Co., Inc., with an approximate aggregate market value of $3,789,000.

     During the fiscal year ended November 30, 1999, the Focused Growth Portfolio acquired and sold securities of Goldman Sachs Group, Inc., Merrill Lynch & Co., Inc., and Morgan Stanley Dean Witter & Co., each a regular broker/dealer. At November 30, 1999, the Focused Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $1,206,000.

     During the fiscal year ended November 30, 1999, the International Equity Index Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parents.

     During the fiscal year ended November 30, 1999, the International Growth Portfolio acquired and sold securities of UBS Securities, a regular broker/dealer. At November 30, 1999, the International Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
UBS Securities, with an approximate aggregate market value of $1,641,000.

     During the fiscal year ended November 30, 1999, the Small Company Index Portfolio acquired and sold securities of Investment Technology Group, a regular broker/dealer. At November 30, 1999, the Small Company Index Portfolio did not own any securities of its regular broker/dealers or their parents.

     During the fiscal year ended November 30, 1999, the MarketCommand, Mid Cap Growth and Small Company Growth Portfolios had not yet commenced operations.

     For the fiscal years ended November 30 as indicated, each Portfolio paid brokerage commissions as follows:


                                      Total                 Total            Brokerage
     Fiscal                         Brokerage             Amount of         Commissions
      Year            Total        Commissions           Transactions          Paid
     Ended          Brokerage        Paid to               On Which         to Brokers
   November 30,    Commissions     Affiliated            Commissions         Providing
      1999            Paid         Brokers/1/               Paid            Research/4/
      ----            ----         ----------               ----            -----------
Balanced           $ 60,846        $  3,936            $ 49,709,379          $ 54,086
Portfolio                            (6.47%)/2/              (5.35%)/3/

Equity              162,116            0                362,402,193           130,118
Index
Portfolio

Focused             312,416           9,567             249,401,190           252,742
Growth                               (3.06%)/2/              (2.40%)/3/
Portfolio

Diversified         266,101          20,628             227,241,917           240,074
Growth                               (7.75%)/2/              (6.46%)/3/
Portfolio

Small Company       327,470            0                354,777,500           259,972
Index
Portfolio

International       334,816           8,997             259,424,703           144,240
Growth                               (2.69%)/2/              (3.12%)/3/
Portfolio

International       156,404            0                 36,494,860           152,351
Equity Index
Portfolio

_____________________
1 Goldman Sachs and Co., the Trust's distributor prior to May 1, 1999, was the only affiliated broker utilized by the Trust during the fiscal year ending November 30, 1999.
2  Percentage of Total Commissions Paid.
3 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
4 The amounts of the transactions involving commissions paid to brokers providing research were $43,134,455, $300,137,797, $195,324,563,
   $197,120,921, $274,938,914, $128,020,612 and $33,641,730 for the Balanced,
   Equity Index, Focused Growth, Diversified Growth, Small Company Index, International Growth and International Equity Index Portfolios, respectively.

                                        Total               Total              Brokerage
     Fiscal                           Brokerage           Amount of           Commissions
      Year             Total         Commissions         Transactions            Paid
     Ended           Brokerage         Paid to             On Which           to Brokers
   November 30,     Commissions      Affiliated          Commissions           Providing
     1998              Paid           Brokers/1/            Paid              Research/4/
     ----              ----           ----------            -----             -----------
Balanced                              $   2,794           $ 24,707,706        $ 25,032
Portfolio           $ 33,693             (8.29%)/2/             (1.91%)/3/

Equity
Index                148,670                0              590,431,860         125,498
Portfolio

Focused                                  12,648            178,606,124         208,872
Growth               257,630             (4.91%)/2/             (0.12%)/3/
Portfolio

Diversified                              19,748            116,674,485
Growth               148,788            (13.27%)/2/             (2.23%)/3/     122,744
Portfolio

Small Company
Index                 98,346                0              139,815,827          97,942
Portfolio

International                            23,687            325,994,274
Growth               933,041             (2.54%)/2/             (3.32%)/3/     581,629
Portfolio

International
Equity Index          72,801                0               43,852,342          61,732
Portfolio

_________________________
/1/ Goldman, Sachs & Co., the Trust's distributor prior to May 1, 1999, was the only affiliated broker utilized by the Trust during the fiscal year.
/2/  Percentage of total commissions paid.
/3/ Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
/4/ The amounts of the transactions involving commissions paid to brokers providing research were $18,453,666, $537,682,036, $145,818,514,
     $94,871,574, $139,042,814, $198,366,763 and $36,469,237 for the Balanced,
     Equity Index, Focused Growth, Diversified Growth, Small Company Index, International Growth and International Equity Index Portfolios, respectively.

                                          Total             Total             Brokerage
       Fiscal                           Brokerage         Amount of          Commissions
        Year             Total         Commissions       Transactions           Paid
       Ended           Brokerage         Paid to           On Which          to Brokers
    November 30,      Commissions      Affiliated        Commissions          Providing
        1997             Paid           Brokers/1/           Paid             Research
        ----             ----           ----------           ----             --------
Balanced
Portfolio            $   32,642        $    0          $ 20,396,168           $ 25,974

Equity
Index
Portfolio               131,385             0           254,772,161            121,495

Focused
Growth
Portfolio               300,436            1,484        226,791,529            260,384
                                          (0.49%)/2/         (0.59%)/3/

Diversified
Growth
Portfolio               202,193             0           132,628,487            186,656

Small Company
Index
Portfolio                73,241             0            93,889,780             73,173

International
Growth
Portfolio             1,163,242             0           374,185,022            644,392

International
Equity Index
Portfolio                56,347             0            26,892,453             56,347

_______________________
/1/ Goldman, Sachs & Co., the Trust's distributor prior to May 1, 1999, was the only affiliated broker utilized by the Trust during the fiscal year.
/2/  Percentage of total commissions paid.
/3/ Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons. Portfolio Valuation

Portfolio Valuation

     U.S. and foreign investments held by a Portfolio are valued at the last quoted sales price on the exchange on which such securities are primarily traded, except that securities listed on an exchange in the United Kingdom are valued at the average of the closing bid and ask prices. If any securities listed on a U.S. securities exchange are not traded on a valuation date, they will be valued at the last quoted bid price. If securities listed on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted trade price. Securities which are traded in the U.S. over-the-counter markets are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are valued at the last sales price, except that such securities traded in the United Kingdom are valued at the average of the closing bid and ask prices. Shares of investment companies held by the Portfolios will be valued at their respective net asset values. Any securities, including restricted securities, for which current quotations are not readily available are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Short-term investments are valued at amortized cost which the Investment Advisers have determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Co-Administrators and Distributor

     Effective May 1, 1999, Northern and PFPC (formerly FDISG), 4400 Computer Drive, Westborough, Massachusetts 01581, act as co-administrators for the Portfolios under a Co-Administration Agreement with the Trust. Subject to the general supervision of the Trust's Board of Trustees, Northern and PFPC (the "Co-Administrators") provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (a) maintaining office facilities and furnishing corporate officers for the Trust; (b) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (c) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (d) preparing and submitting reports to the Trust's shareholders and the SEC; (e) preparing and printing financial statements; (f) preparing monthly Portfolio profile reports; (g) preparing and filing the Trust's federal and state tax returns (other than those required to be filed by the Trust's custodian and transfer agent) and providing shareholder tax information to the Trust's transfer agent; (h) assisting in marketing strategy and product development; (i) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (j) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (k) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (l) monitoring the Trust's arrangements with respect to services provided by Servicing Agents to their customers who are the beneficial owners of shares.

     Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of .15% of the average daily net assets of each of the International Equity Index and International Growth Portfolios, and
 .10% of the average daily net assets of each other Portfolio. The Co-Administrators will reimburse each Portfolio for its expenses (including administration fees payable to the Co-Administrators, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis .25% of the International Equity Index and International Growth Portfolios' respective average daily net assets and .10% of each other Portfolio's average daily net assets.

     For the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators received fees under the Co-Administration Agreement with the Trust (except for the Mid Cap Growth, MarketCommand and Small Company Growth Portfolios, which did not commence operations during the period) in the amount of:

                                           May 1, 1999
                                           ------------
                                           through
                                           --------
                                           November 30, 1999
                                           -----------------

Balanced Portfolio                         $  44,254
Equity Index Portfolio                       862,791
Diversified Growth Portfolio                 110,735
Focused Growth Portfolio                     101,915
Small Company Index Portfolio                115,702
International Equity Index Portfolio          46,855
International Growth Portfolio               114,770


     Additionally, for the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators voluntarily reimbursed each Portfolio (except for the Mid Cap Growth, MarketCommand and Small Company Growth Portfolios, which did not commence operations during the period) for its expenses reducing the administration fees in the following amounts:

                                           May 1, 1999
                                           ------------
                                           through
                                           --------
                                           November 30, 1999
                                           -----------------

Balanced Portfolio                         $  35,435
Equity Index Portfolio                       255,730
Diversified Growth Portfolio                  48,664
Focused Growth Portfolio                      44,091
Small Company Index Portfolio                325,512
International Equity Index Portfolio          36,849
International Growth Portfolio                26,024


     Prior to May 1, 1999, Goldman, Sachs & Co. ("Goldman Sachs"), 85 Broad Street, New York, New York 10004, acted as the Trust's administrator pursuant to an administration agreement similar to the Co-Administration Agreement currently in effect with Northern and PFPC. For the fiscal years or periods ended November 30 as indicated, Goldman Sachs received fees under its administration agreement with the Trust in the amount of:

                                           December 1, 1998
                                                    through
                                             April 30, 1999             1998             1997
                                             --------------             ----             ----
Balanced Portfolio                                 $ 29,381       $   59,575         $ 54,096
Equity Index Portfolio                              590,794        1,136,850          830,785
Diversified Growth Portfolio                         80,237          164,560          144,576
Focused Growth Portfolio                             62,536          130,709          116,431
Small Company Index Portfolio                        82,921          124,365          121,184
International Equity Index Portfolio/1/              28,777           70,396           26,233
International Growth Portfolio                       69,975          163,058          159,139

------------------
/1/ Commenced investment operations on April 1, 1997.

     Prior to May 1, 1997, Goldman Sachs voluntarily agreed to waive a portion of its administration fee for each Portfolio resulting in an effective fee of
 .10% of the average daily net assets for each Portfolio. The effect of these waivers by Goldman Sachs was to reduce administration fees by the following amounts for the fiscal years or periods ended November 30 as indicated:

                                             December 1,
                                            1998 through
                                           April 30, 1999               1998             1997
                                           --------------               ----             ----
Balanced Portfolio                               $0                      $0           $32,260
Equity Index Portfolio                            0                       0            52,050
Diversified Growth Portfolio                      0                       0            68,234
Focused Growth Portfolio                          0                       0            63,979
Small Company Index Portfolio                     0                       0            65,061
International Equity Index Portfolio/1/           0                       0             1,460
International Growth Portfolio                    0                       0            68,541

__________________
/1/ Commenced investment operations on April 1, 1997.

     In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceeded a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during a fiscal year, Goldman Sachs would waive a portion of its administration fees during the following fiscal year. There were no waivers pursuant to this agreement during the last three fiscal years.

     Goldman Sachs had also agreed each year to reimburse each Portfolio for its expenses (including fees payable to Goldman Sachs as administrator, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceeded on an annualized basis .25% of the International Equity Index and International Growth Portfolios' respective average daily net assets and .10% of each other Portfolio's average daily net assets. Prior to May 1, 1997, this undertaking was voluntary with respect to the Portfolios. As of May 1, 1997, this undertaking was contractual with respect to all Portfolios. The effect of these reimbursements by Goldman Sachs for the fiscal years or periods ended November 30 as indicated was to reduce the expenses of each Portfolio by:

                                                                 December 1, 1998 through
                                                                           April 30, 1999               1998               1997
                                                                           --------------               ----               ----
Balanced Portfolio                                                               $ 25,110           $ 78,916           $ 74,341
Equity Index Portfolio                                                            194,185            504,482            304,060
Diversified Growth Portfolio                                                       33,095             82,995             89,069
Focused Growth Portfolio                                                           28,925             83,616             79,410
Small Company Index Portfolio                                                     217,923            282,541            128,881
International Equity Index Portfolio/1/                                            31,559             98,328             56,393
International Growth Portfolio                                                     30,874             49,890             67,398

________________________
/1/  Commenced investment operations on April 1, 1997.

     Unless sooner terminated, the Co-Administration Agreement will continue in effect until April 30, 2001, and thereafter for successive one-year terms with respect to each Portfolio, provided that the Agreement is approved annually (1) by the Board of Trustees or (2) by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time after April 30, 2001 without penalty by the Trust on at least 60 days written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time after April 30, 2001 without penalty on at least 60 days written notice to the Trust and the other Co-Administrator.

     The Trust may terminate the Co-Administration Agreement prior to April 30, 2001 in the event that the Trust or its shareholders incur damages in excess of $100,000 as a result of the willful misfeasance, bad faith or negligence of the Co-Administrators, or the reckless disregard of their duties under the Agreement. The Trust may also terminate the Co-Administration Agreement prior to April 30, 2001 in the event that the Co-Administrators fail to meet one of the performance standards set forth in the Agreement.

     The Trust has entered into a Distribution Agreement under which Northern Funds Distributors, LLC, ("NFD") as agent, sells shares of each Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. NFD is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). PDI, based in West Conshohocken, Pennsylvania, is an independently owned and operated broker-dealer. Between May 1, 1999 and November 30, 1999, First Data Distributors, Inc. ("FDDI") acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD. Prior to May 1, 1999, Goldman Sachs acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD.

     The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD's, or NFD's breach of confidentiality.

     Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Institutional Funds" may be used in connection with Northern Institutional Funds' business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name ("Northern Institutional Funds") to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect NFD will cease using the name "Northern Institutional Funds."

Shareholder Servicing Plan

     As stated in the Portfolios' Prospectus, Servicing Agents may enter into servicing agreements with the Trust under which they provide (or arrange to have provided) support services to their Customers or other investors who beneficially own such shares in consideration of the Portfolios' payment of not more than .15% and .25% (on an annualized basis) of the average daily net asset value of the Class C and D Shares, respectively, beneficially owned by such Customers or investors.

     For the fiscal years or periods ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of each Portfolio then in existence was as follows:

                                                        1999                   1998                   1997
                                                        ----                   ----                   ----
Balanced Portfolio
   Class C                                           $  1,895               $  7,927               $ 8,026
   Class D                                              1,301                  1,860                   710
Equity Index Portfolio
   Class C                                            167,443                148,096                99,924
   Class D                                             51,644                 84,248                52,360
Diversified Growth Portfolio
   Class D                                              1,129                  2,669                 1,466
Focused Growth Portfolio
   Class C                                             15,098                 13,754                11,222
   Class D                                              2,340                  4,375                 2,037
Small Company Index Portfolio
   Class C/1/                                             284                    338                   N/A
   Class D                                              1,427                  2,173                   993
International Growth Portfolio
   Class D                                                128                    825                   379
International Equity Index Portfolio
   Class D/2/                                              32                      5                   N/A

_____________________________
/1/  Class C Shares were issued on January 8, 1998.
/2/  Class D Shares were issued on October 5, 1998.

     Services provided by or arranged to be provided by Servicing Agents under their servicing agreements may include: (1) establishing and maintaining separate account records of Customers or other investors; (2) providing Customers or other investors with a service that invests their assets in shares of certain classes pursuant to specific or pre-authorized instructions, and assistance with new account applications; (3) aggregating and processing purchase and redemption requests for shares of certain classes from Customers or other investors, and placing purchase and redemption orders with the Transfer Agent; (4) issuing confirmations to Customers or other investors in accordance with applicable law; (5) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds; (6) processing dividend payments on behalf of Customers or other investors; (7) providing information periodically to Customers or other investors showing their positions in shares; (8) responding to Customer or other investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the Servicing Agents; (9) acting as liaison with respect to all inquiries and complaints from Customers and other investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (10) providing or arranging for another person to provide subaccounting with respect to shares of certain classes beneficially owned by Customers or other investors;
(11) if required by law, forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers and other investors; (12) providing such office space, facilities and personnel as may be required to perform their services under the servicing agreements; (13) maintaining appropriate management reporting and statistical information; (14) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (15) developing and monitoring investment programs; and (16) providing such other similar services as the Trust may reasonably request to the extent the Servicing Agents are permitted to do so under applicable statutes, rules and regulations.

     The Trust's agreements with Servicing Agents are governed by a Plan (called the "Shareholder Servicing Plan"), which has been adopted by the Board of Trustees. Pursuant to the Shareholder Servicing Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Servicing Agents and the purposes for which the expenditures were made. In addition, the arrangements with Servicing Agents must be approved annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

     The Board of Trustees has approved the arrangements with Servicing Agents based on information provided by the Trust's service contractors that there is a reasonable likelihood that the arrangements will benefit the Portfolios and their shareholders by affording the Portfolios greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

Counsel and Auditors

     Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serve as counsel to the Trust.

     Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases and Redemptions

     Payment for shares of a Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

     The additional transaction fee described in the Prospectus with respect to the Small Company Index Portfolio and the International Equity Index Portfolio does not apply to in-kind purchases of shares that are structured to minimize the related brokerage, market impact costs and other transaction costs to such Portfolios as described in the Prospectus.

     Although each Portfolio generally will redeem shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in kind of securities (instead of cash) from such Portfolio. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

                            PERFORMANCE INFORMATION

     The performance of a class of shares of a Portfolio may be compared to those of other mutual funds with similar investment objectives and to bond, stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by Lipper Analytical Services, Inc. or other independent mutual fund reporting services. In addition, the performance of a class may be compared to the Lehman Brothers Government/Corporate Bond Index (or its components, including the Treasury Bond Index), S&P 500 Index, S&P/Barra Growth Index, the Russell 2000 Index, the EAFE Index or other unmanaged stock and bond indices, including, but not limited to, the Merrill Lynch 1-5 Year Government Bond Index, the Merrill Lynch 1-5 Year Corporate/Government Bond Index, the 3-month LIBOR Index, the 91-day Treasury Bill Rate, the Composite Index, the J.P. Morgan Non-U.S. Government Bond Index, and the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industry companies listed on the New York Stock Exchange. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

     The Portfolios calculate their total returns for each class of shares separately on an "average annual total return" basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Portfolio with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Portfolios may also advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

     Each Portfolio that advertises an "average annual total return" for a class of shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:


                               P(1 + T)/n/ = ERV

Where:    T =  average annual total return;

          ERV = ending redeemable value at the end of the applicable period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) period;

          P =  hypothetical initial payment of $1,000; and

          n = period covered by the computation, expressed in terms of years.

     Each Portfolio that advertises an "aggregate total return" for a class of shares computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


                               T = [(ERV/P)]-1

     The Small Company Index and International Equity Index Portfolios may advertise total return data without reflecting the .50% and 1.00% portfolio transaction fee in accordance with the rules of the SEC. Quotations which do not reflect the fee will, of course, be higher than quotations which do.

     The calculations set forth below are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) the portfolio transaction fee is taken into account for purchases of shares of the Small Company Index Portfolio and the International Equity Index Portfolio. The ending redeemable value (variable

"ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. Total return calculations excluding the transaction fee are also provided for the Small Company Index Portfolio and the International Equity Index Portfolio.

     The average annual total returns and aggregate total returns shown below for the Diversified Growth, Equity Index, Small Company Index and International Growth Portfolios include, for periods prior to the commencement of the Portfolios' operations, the performance of predecessor collective funds adjusted to reflect the higher estimated fees and expenses applicable to such Portfolios' Class A Shares at the time of their inception. Although all such predecessor collective funds were managed by Northern for the periods stated in a manner and pursuant to investment objectives that were equivalent in all material respects to the management and investment objectives of the corresponding Portfolios, such predecessor collective funds were not registered under the 1940 Act and were not subject to certain investment restrictions imposed by the 1940 Act. If they had been registered under the 1940 Act, performance might have been adversely affected. The average annual total returns and aggregate total returns shown for the Portfolios for their Class C and/or Class D Shares also include, for the periods prior to the inception of such classes, the performance of the Portfolios' Class A Shares. Because the fees and expenses of Class C and Class D Shares are, respectively, 0.24% and 0.39% higher than those of Class A Shares, actual performance for periods prior to the inception of Class C and Class D Shares would have been lower if such higher fees and expenses had been taken into account.

     Following commencement of operations of the Portfolios, the Portfolios' prior administrator (Goldman Sachs) or co-administrators (Northern and PFPC) reimbursed expenses to the Portfolios and voluntarily agreed to reduce a portion of its administration fees for each Portfolio pursuant to the undertaking described above under "Additional Trust Information -Co-Administrators and Distributor" and "Investment Advisers, Transfer Agent and Custodian," and Northern waived a portion of its investment advisory fees with respect to the Portfolios. The average annual total returns and aggregate total returns of each Portfolio with respect to Class A, Class C and Class D Shares, as applicable, are shown below with and without such fee waivers and expense reimbursements.

                                                                     For Periods Ended November 30, 1999

                                            Average Annual Total Returns (%)                  Aggregate Total Returns (%)

                                                                         Since                                         Since
                                         1 Year   5 Year   10 Year     Inception          1 Year   5 Year   10 Year  Inception
                                         -------  -------  --------    ---------         -------  -------  -------   ---------
Diversified Growth/1/
Class A
  with fee waivers and
  expense reimbursements                  24.66%   24.45%    15.29%        ---            24.66%   198.52%   314.75%       ---

  without fee waivers and                 24.31%   24.00%    14.82%        ---            24.31%   193.13%   298.42%       ---
  expense reimbursements

Class D
  with fee waivers and
  expense reimbursements                  24.09%   23.99%    15.06%        ---            24.09%   193.05%   306.74%       ---

  without fee waivers and                 23.73%   23.53%    14.60%        ---            23.73%   187.66%   290.54%       ---
  expense reimbursements

Focused Growth/2/
Class A
  with fee waivers and
  expense reimbursements                  34.23%   26.18%      ---       19.48%           34.23%   219.89%   ---        213.37%

  without fee waivers and                 33.76%   25.41%      ---       23.30%           33.76%   210.24%   ---        283.81%
  expense reimbursements

Class C
  with fee waivers and
  expense reimbursements                  33.95%   25.98%      ---       19.33%           33.95%   217.33%   ---        210.86%

  without fee waivers and                 33.51%   25.44%      ---       18.73%           33.51%   210.58%   ---        201.19%
  expense reimbursements

Class D
  with fee waivers and                    33.74%   25.70%      ---       19.13%           33.74%   213.82%   ---        207.42%
  expense reimbursements

  without fee waivers and                 33.30%   25.17%      ---       18.51%           33.30%   207.21%   ---        197.66%
  expense reimbursements

                                                                     For Periods Ended November 30, 1999

                                            Average Annual Total Returns (%)                  Aggregate Total Returns (%)

                                                                         Since                                          Since
                                         1 Year   5 Year   10 Year     Inception          1 Year   5 Year   10 Year   Inception
                                         -------  -------  --------    ---------         -------  -------   -------   ---------
Equity Index/3/
Class A
  with fee waivers and                    20.53%   27.08%    17.48%        ---            20.53%   231.48%  400.69%         ---
  expense reimbursements

  without fee waivers and                 20.24%   26.75%    17.12%        ---            20.24%   227.14%  385.61%         ---
  expense reimbursements

Class C
  with fee waivers and                    20.23%   26.84%    17.37%        ---            20.23%   228.33%  395.94%         ---
  expense reimbursements

  without fee waivers and                 19.95%   26.31%    17.81%        ---            19.95%   224.03%  380.98%         ---
  expense reimbursements

Class D
  with fee waivers and                    20.15%   26.66%    17.28%        ---            20.15%   226.03%  392.44%         ---
  expense reimbursements

  without fee waivers and                 19.85%   26.33%    16.92%        ---            19.85%   221.74%  377.59%         ---
  expense reimbursements

Small Company Index/4/
Class A
  with fee waivers and                    14.40%   14.16%    11.65%        ---            14.40%    97.92%  200.92%         ---
  expense reimbursements
  and portfolio transaction fee

  with fee waivers and
  expense reimbursements                  14.97%   14.28%    11.70%        ---           14.97%    94.88%   202.43%         ---
  but without portfolio
  transaction fee

  without fee waivers and
  expense reimbursements                  14.48%   13.78%    11.16%        ---           14.48%    90.63%   188.06%         ---
  but with portfolio
  transaction fee

  without fee waivers and                 13.48%   13.71%    11.13%        ---           13.48%    84.68%   187.06%        ---
  expense reimbursements
  and portfolio transaction fee

                                                                     For Periods Ended November 30, 1999

                                            Average Annual Total Returns (%)                  Aggregate Total Returns (%)

                                                                         Since                                         Since
                                         1 Year   5 Year   10 Year     Inception          1 Year   5 Year   10 Year  Inception
                                         -------  -------  --------    ---------         -------  -------  -------   ---------
Small Company Index
Class C
   with fee waivers and
   expense reimbursements and
   portfolio transaction fee                     "See footnote 8"                                "See footnote 8"

   with fee waivers and expense
   reimbursements but without
   portfolio transaction fee                     "See footnote 8"                                "See footnote 8"

   without fee waivers and
   expense reimbursements but
   with portfolio transaction fee                "See footnote 8"                                "See footnote 8"

   without fee waivers and
   expense reimbursements and
   portfolio transaction fee                     "See footnote 8"                                "See footnote 8"

Class D
   with fee waivers and
   expense reimbursements and           13.51%   13.77%    11.45%          ---          13.51%   90.61%    195.56%       ---
   portfolio transaction fee

   with fee waivers and expense
   reimbursements but without
   portfolio transaction fee            14.13%   13.88%    11.51%          ---          14.13%   91.49%    242.08%       ---

   without fee waivers and
   expense reimbursements but           13.65%   13.78%    11.15%          ---          13.65%   90.59%    187.86%       ---
   with portfolio transaction fee

   without fee waivers and
   expense reimbursements and
   portfolio transaction fee            12.65%   13.09%    11.13%          ---          12.65%   89.59%    186.86%      ---

                                                                 For Periods Ended November 30, 1999

                                             Average Annual Total Returns (%)                    Aggregate Total Returns (%)

                                                                          Since                                        Since
                                        1 Year       5 Year   10 Year   Inception       1 Year    5 Year   10 Year    Inception
                                        ------       ------   -------   ---------       ------    ------   -------    ---------
International Growth/5/
Class A
       with fee waivers and              30.07%      11.90%      ---      9.18%          30.07%   75.42%      ---       128.74%
       expense reimbursements
       without fee waivers and           29.75%      11.57%      ---      8.83%          29.75%   72.86%                122.01%
       expense reimbursements

Class D
       with fee waivers and
       expense reimbursements                        See footnote 9                                See footnote 9

       without fee waivers and
       expense reimbursements                        See footnote 9                                See footnote 9

Balanced/6/
Class A
  with fee waivers and                   14.41%      16.51%      ---     12.32%          14.11%  114.73%      ---       110.79%
  expense reimbursements

  without fee waivers and                13.79%      15.93%      ---     11.65%          13.79%  109.37%      ---       102.95%
  expense reimbursements

Class C
  with fee waivers and                   14.03%      16.25%      ---     12.12%          14.03%  112.30%      ---       108.46%
  expense reimbursements

  without fee waivers and                13.57%      15.71%      ---     11.50%          13.57%  107.42%      ---       101.22%
  expense reimbursements

Class D
  with fee waivers and                   13.73%      16.18%      ---     12.07%          13.73%  111.65%      ---       107.76%
  expense reimbursements

  without fee waivers and                13.29%      15.58%      ---     11.40%          13.29%  106.22%      ---       100.06%
  expense reimbursements

                                                                 For Periods Ended November 30, 1999

                                             Average Annual Total Returns (%)                    Aggregate Total Returns (%)

                                                                          Since                                        Since
                                        1 Year       5 Year   10 Year   Inception       1 Year    5 Year   10 Year    Inception
                                        ------       ------   -------   ---------       ------    ------   -------    ---------
International Equity Index/7/
Class A
  with fee waivers and                   19.13%        ---       ---      14.99%         19.13%      ---       ---      45.13%
  expense reimbursements
  and portfolio transaction fee

  with fee waivers and expense           20.32%        ---       ---      15.42%         20.32%      ---       ---      46.58%
  reimbursements but without
  portfolio transaction fee

  without fee waivers and
  expense reimbursements but with        19.83%        ---       ---      14.62%         19.83%      ---       ---      43.88%
  portfolio transaction fee

  without fee waivers and
  expense reimbursements
  and portfolio transaction fee          18.83%        ---       ---      14.32%         18.83%      ---       ---      40.88%

Class D
  with fee waivers and
  expense reimbursements                 18.29%        ---       ---      14.65%         18.29%      ---       ---      43.99%
  and portfolio transaction fee

  with fee waivers and expense
  reimbursements but without             19.48%        ---       ---      15.08%         19.48%      ---       ---      45.43%
  portfolio transaction fee

  without fee waivers and
  expense reimbursements but with
  portfolio transaction fee              19.00%        ---       ---      14.29%         19.00%      ---       ---      42.77%

  without fee waivers and
  expense reimbursements
  and portfolio transaction fee          18.00%        ---       ---      13.99%         18.00%      ---       ---      41.77%

----------------------

1. For Class A and D Shares, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance information from January 11, 1993 to September 14, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

2. For Class C and Class D Shares, performance from July 1, 1993 to June 14, 1996 (commencement of Class C Shares) and December 8, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations on July 1, 1993. Because the fees and expenses of Class C and Class D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher expenses been taken into account.

3. For Class A, C and D Shares, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class C and D Shares, performance information from January 11, 1993 to September 28, 1995 (commencement of Class C Shares) and September 14, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because the fees and expenses of Class C and Class D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance information of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.


4. For Class A and D Shares, performance information prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance information from January 11, 1993 to December 8, 1994 (commencement of Class D Shares), is that of Class A Shares. Because the fees and expenses of Class D Shares are .39%, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. Performance information of the predecessor collective fund is shown from August 1, 1988 (the date such collective fund was first managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio) and is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.




5. For Class A Shares, performance information prior to March 28, 1994 (commencement of Portfolio) is that of a predecessor collective fund. Performance information of the predecessor collective fund is shown from July 1, 1990 (the date such fund was first managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio) and is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.


6. For Class C and Class D Shares, performance from July 1, 1993 to December 29, 1995 (commencement of Class C Shares) and February 20, 1996 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations on July 1, 1993. Because the fees and expenses of Class C and Class D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.


7. For Class D Shares, performance from April 1, 1997 to October 5, 1998 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations on April 1, 1997. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.


8. From July 27, 1999 to the date of this Prospectus, no Class C shares of the Small Company Index Portfolio were held by shareholders. Class C shares of the Small Company Index Portfolio will have substantially similar annual returns when compared with Class A shares of the Small Company Index Portfolio because shares of both Class A and Class C are invested in the same portfolio of securities. The annual returns of Class A and Class C shares will differ only to the extent that the share classes do not have the same expenses. Annual returns reflected since inception will also differ as the classes do not have the same inception date.


9. From August 22, 1999 to the date of this Prospectus, no Class D shares of the International Growth Portfolio were held by shareholders. Class C shares of the International Growth Portfolio will have substantially similar annual returns when compared with Class A shares of the International Growth Portfolio because shares of both Class A and Class D are invested in the same portfolio of securities. The annual returns of Class A and Class D shares will differ only to the extent that the share classes do not have the same expenses. Annual returns reflected since inception will also differ as the classes do not have the same inception date.

     The yield of a class of shares in the Balanced Portfolio is computed based on the net income of such class during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, the Portfolio's yield for a class of shares is computed by dividing the per share net income for the class during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

     The Balanced Portfolio calculates its 30-day (or one month) standard yield for a class of shares in accordance with the method prescribed by the SEC for mutual funds:

                  Yield  =  2[{(a-b/cd) + 1}/ 6 / - 1]


Where:      a = dividends and interest earned during the period;

            b = expenses accrued for the period (net of reimbursements);

            c = average daily number of shares outstanding during the period entitled to receive dividends; and

            d = net asset value per share on the last day of the period.

     For the 30-day period ended November 30, 1999, the annualized yields for the Class A, Class C and Class D Shares of the Balanced Portfolio were 2.78%, 2.54% and 2.41%, respectively. During such period, the Co-Administrators reimbursed expenses to the Portfolio and voluntarily agreed to reduced a portion of its administration fees under "Additional Trust Information - Co-Administrators and Distributor," and Northern waived a portion of its investment advisory fees with respect to the Portfolio. In the absence of such advisory and administration fee reductions, the 30-day yield for Class A, Class C and Class D Shares would have been 2.40%, 2.16% and 2.03%, respectively.

     Because of the different servicing fees and transfer agency fees payable with respect to Class A, C and D Shares in a Portfolio, performance quotations for shares of Class C and D of the Portfolio will be lower than the quotations for Class A Shares of the Portfolio, which will not bear any fees for shareholder support services and will bear minimal transfer agency fees.

     The performance of each class of shares of the Portfolios is based on historical earnings, will fluctuate and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that when redeemed, shares may be worth more or less than their original cost. Performance information may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Total return data should also be considered in light of the risks associated with a Portfolio's composition, quality, maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their Customer accounts in connection with investments in a Portfolio will not be included in calculations of performance information.

                                     TAXES

     The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.


     The discussions of tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code of 1986, as amended (the "Code") Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Federal - General Information


     Each Portfolio intends to qualify as a regulated investment company under
Part I of Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Portfolio is generally exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

     In addition to satisfaction of the Distribution Requirement, each Portfolio must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must generally consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which as Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

     In the case of corporate shareholders, distributions of a Portfolio for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" from domestic corporations received by the Portfolio for the year. A dividend usually will be treated as a "qualifying dividend" if it has been received from a domestic corporation. A portion of the dividends paid by the Balanced, Equity Index, Diversified Growth, Focused Growth, Small Company Growth, Mid Cap Growth, MarketCommand, and potentially International Growth Portfolios, may constitute "qualifying dividends." The other Portfolios, however, are not expected to pay qualifying dividends.

     If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions would be taxable as ordinary income to the extent of such Portfolio's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

     The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

     Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.


     The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

Taxation of Certain Financial Instruments

     The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Portfolio, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

     In addition, in the case of any shares of a PFIC in which a Portfolio invests, the Portfolio may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Portfolio fails to make an election to recognize income annually during the period of its ownership of the shares.

Foreign Investors

     Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Portfolio), provided such shareholder submits a statement, signed under penalties of perjury, attesting to such shareholder's exempt status. Different tax consequences apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

                             DESCRIPTION OF SHARES

     The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees may hereafter create series in addition to the Trust's twenty-one existing series, which represent interests in the Trust's twenty-one respective portfolios, ten of which are discussed in this Additional Statement. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Trust's non-money market portfolios: Class A, C and D Shares.

     Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account -- Selling Shares" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Portfolios are not issued.

     The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

     The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

     The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

     The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

     The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the applicable series of the Trust is unable to meet its obligations.

     The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

     In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (b) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (c) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

     As of December 31, 1999, substantially all of the Portfolios' outstanding shares were held of record by Northern for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, Northern possessed sole or shared voting and/or investment power for its customer accounts with respect to less than

10% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of each Portfolio. Northern has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolios' classes as of December 31, 1999:

                                                                                      Number            Percentage
                                                                                   of Shares             of Shares
                                                                                   ---------             ---------
BALANCED PORTFOLIO
  Class A
           The Northern Trust Thrift Plan                                       1,769,943.97                  35.4%
           Gregian Delight, Inc. Employee Profit                                  243,075.90                   5.2%
           Sharing & Savings Plan & Trust
           Goodyear Tire & Rubber Co.                                             249,468.91                   5.3%
           Sealed Air Corp.                                                       984,982.08                  19.7%

  Class C
           Kitch Drutchas Wagner Kenney PC                                         61,847.36                 100.0%

  Class D
           First National Bank of LaGrange                                         32,893.35                 100.0%

DIVERSIFIED GROWTH PORTFOLIO
  Class A
           The Northern Trust Co. Pension Plan                                  3,012,666.79                  33.8%
           Pension Plan for the Home Office Employees                             521,827.73                   5.9%
           A Finkl & Sons Employee Pension                                        469,907.92                   5.3%
           Seiko Corp.                                                            665,519.78                   7.5%
  Class D
           First National Bank of LaGrange                                         32,562.59                 100.0%

EQUITY INDEX PORTFOLIO
  Class A
           The Northern Trust Thrift Plan                                       8,672,457.31                  15.9%
           Libbey-Owens-Ford Co.                                                3,230,929.80                   5.9%
           Army Air Force                                                       2,986,047.44                   5.5%
           Meadows Foundation                                                   4,800,825.02                   8.8%

  Class C
           Wilson Sports Goods 401K Plan                                        1,159,621.26                  23.6%
           American Medical Association 401K Plan                               1,579,429.08                  32.2%
           Clark Schwebel, Inc.                                                   410,676.87                   8.4%
           U.S. Silica Co.                                                        693,459.75                  14.1%
           Sierra Technologies, Inc.                                              330,928.70                   6.7%
           Children's Hospital San Diego                                          590,486.63                  12.0%

  Class D
           Marquette Trust Co.                                                    551,897.53                  82.1%
           Great Plains Trust Co.                                                  81,131.36                  12.1%

                                                                                      Number            Percentage
                                                                                   of Shares             of Shares
                                                                                   ---------             ---------
FOCUSED GROWTH PORTFOLIO
  Class A

           The Northern Trust Thrift Plan                                       6,083,288.96                  53.4%
           Doe Run Resources Corp.                                                712,558.56                   6.3%
           Woodmen Home Office Employees                                          657,370.87                   5.8%

  Class C
           Kitch Drutchas Wagner Kenney PC                                        648,737.52                 100.0%

  Class D
           First National Bank of LaGrange                                         32,670.52                  97.2%

MID CAP GROWTH PORTFOLIO
  Class A

           NISource-Bay Area VEBA                                                 217,500.00                  28.1%
           Presbytery of Chicago                                                   41,472.54                   5.4%
           Mercy Medical Center Foundation                                         66,302.97                   8.6%
           Merrill Merchants Bank                                                  61,706.11                   8.0%
           E Nakamichi Foundation                                                 118,938.81                  15.4%
           Iowa Measurement Research Foundation                                   108,931.81                  14.1%

  Class D
           BankIllinois Trust Co.                                                  30,014.25                  76.6%
           Great Plains Trust Co.                                                   9,182.76                  23.4%

SMALL COMPANY GROWTH PORTFOLIO
  Class A

           Iowa Measurement Research Foundation                                    96,068.25                  13.4%
           NISource-Bay Area VEBA                                                 109,680.28                  15.3%
           Schulze & Burch Employee Pension Plan                                   48,169.56                   6.7%
           Brazos Electric                                                         76,277.65                  10.7%
           Illinois Masonic                                                        36,162.01                   5.1%
           NiSource - Bay State VEBA                                              109,680.28                  24.8%

                                                        Number       Percentage
                                                      of Shares       of Shares
                                                      ---------       ---------
SMALL COMPANY INDEX PORTFOLIO
  Class A
       Saxon & Co.                                   1,503,407.81        7.7%
       Lifepoint Hospitals, Inc.                     1,139,354.70        5.9%
       General Dynamics Small Cap Fund               1,819,553.03        9.4%
       Pfizer                                        1,385,000.64        7.1%
       PWC Group Investment Savings Plan             1,653,989.59        8.5%
       MASCO                                         1,898,941.40        9.8%

  Class D
       BankIllinois Trust Co.                           30,014.25       76.6%
       Great Plains Trust Co.                            9,182.76       23.4%


INTERNATIONAL EQUITY INDEX PORTFOLIO
  Class A
       The Northern Trust Co. Pension Plan           1,491,296.58       27.7%
       The Northern Trust Thrift Plan                1,271,719.59       23.6%
       AutoLic ASP, Inc.                               303,462.50        5.6%
       NI-Gas Savings & Thrift Trust                   941,227.19       17.5%
       Lifepoint Hospitals, Inc.                       549,540.13       10.2%

  Class D
       People's National Bank                            1,137.92      100.0%

INTERNATIONAL GROWTH PORTFOLIO
  Class A
       The Northern Trust Co. Pension Plan           1,578,693.67       11.6%
       White Cap, Inc.                                 890,541.92        6.5%
       Tuthill Corp. Supplement Investment             780,135.83        5.7%
       Retirement Plan
       Indresco                                        769,865.34        5.7%
       Doe Run Resources Corp.                         874,281.62        6.4%


                               OTHER INFORMATION

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern, NTQA and PFPC, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, servicing fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

     The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                             FINANCIAL STATEMENTS

     The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1999 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Semi-Annual Report and the Annual Report may be obtained upon request and without charge by calling 1-800-637-1380 (toll-free). No financial statements are supplied for the Mid Cap Growth, MarketCommand and Small Cap Growth Portfolios because they did not commence operations during the period ended November 30, 1999.

                                  APPENDIX A

Commercial Paper Ratings
------------------------

     A Standard & Poor's Ratings Group, Inc. ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Moody's Investors Service, Inc. ("Moody's") commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.


     The three rating categories of Duff & Phelps Credit Rating Co. ("D&P") for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." D&P employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by D&P for commercial paper:

     "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

     Fitch IBCA ("Fitch") short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.

     Thomson BankWatch, Inc. ("TBW") short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by
TBW:

     "TBW-1" - This designation represents TBW's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - This designation represents TBW's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     "TBW-3" - This designation represents TBW's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

     "TBW-4" - This designation represents TBW's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

     The following summarizes the ratings used by S&P for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

     Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     The following summarizes the long-term debt ratings used by D&P for corporate and municipal long-term debt:

     "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

     "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

     "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

     To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

     The following summarizes the ratings used by Fitch for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

     "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

     To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

     "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings
----------------------

     A S&P's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by S&P for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

     Fitch and D&P use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                  APPENDIX B


          As stated in the Prospectus, the Portfolios may enter into certain futures transactions. Such transactions are described in this Appendix.


I.   Interest Rate Futures Contracts
     -------------------------------

          Use of Interest Rate Futures Contracts. Bond prices are established in
          --------------------------------------
both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Portfolio, by using futures contracts.

          Interest rate future contracts can also be used by a Portfolio for non-hedging (speculative) purposes to increase total return.

          Description of Interest Rate Futures Contracts. An interest rate
          ----------------------------------------------
futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

          Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

          A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Portfolios may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.  Index Futures Contracts
     -----------------------

          General. A stock or bond index assigns relative values to the stocks
          -------
or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as S&P's 500 Index or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the S&P's 100 Index or indexes based on an industry or market indexes, such as S&P's 100 Index or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. To the extent consistent with its investment objective, a Portfolio may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

          A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

          In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

          Index futures contracts may also be used by a Portfolio for non-hedging (speculative) purposes to increase total return.

III. Futures Contracts on Foreign Currencies
     ---------------------------------------

          A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Portfolio to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.


          A Portfolio may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.


IV.  Margin Payments
     ---------------

          Unlike purchases or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, a Portfolio will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, Northern Trust or NTQA may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V.   Risks of Transactions in Futures Contracts
     ------------------------------------------


          There are several risks in connection with the use of futures by a Portfolio, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of a hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Advisers. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Advisers. It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

          When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.


          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. First, rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Successful use of futures by a Portfolio is also subject to the Investment Advisers' ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

          Futures purchased or sold by a Portfolio (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the investments of a Portfolio in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI.  Options on Futures Contracts
     ----------------------------

          A Portfolio may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio intends to purchase. Similarly, if the value of the securities held by a Portfolio is expected to decline as a result of an increase in interest rates, the Portfolio might purchase put options or sell call options on futures contracts rather than sell futures contracts.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters
     -------------

          Each Portfolio intends to comply with the regulations of the CFTC exempting it from registration as a "Commodity Pool Operator." Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                                               NORTHERN
                                                               --------
                                                             INSTITUTIONAL
                                                                 FUNDS

Money Market Portfolios
Shares

                                                                   APRIL 1, 2000
Prospectus

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Northern Institutional Funds

--------------------------------------------------------------------------------

     MONEY MARKET     . Government Select Portfolio
PORTFOLIOS SHARES     ----------------------------------------------------------
                      . Government Portfolio
                      ----------------------------------------------------------
                      . Diversified Assets Portfolio
                      ----------------------------------------------------------
                      . Tax-Exempt Portfolio
                      ----------------------------------------------------------
                      . Municipal Portfolio
                      ----------------------------------------------------------








                      Prospectus dated April 1, 2000

                      An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

                      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

-----------------------------------------------------------------------------------------------------------

             OVERVIEW                                                                                   4

-----------------------------------------------------------------------------------------------------------

  RISK/RETURN SUMMARY             Portfolios
                                    .......................................................................
Information about the               Government Select Portfolio                                         5
objectives, principal               .......................................................................
  strategies and risk               Government Portfolio                                                6
   characteristics of               .......................................................................
       each Portfolio               Diversified Assets Portfolio                                        7
                                    .......................................................................
                                    Tax-Exempt Portfolio                                                8
                                    .......................................................................
                                    Municipal Portfolio                                                 9
                                ---------------------------------------------------------------------------
                                Principal Investment Risks                                              10
                                ---------------------------------------------------------------------------
                                Portfolio Performance                                                   12
                                    .......................................................................
                                    Government Select Portfolio                                         13
                                    .......................................................................
                                    Government Portfolio                                                14
                                    .......................................................................
                                    Diversified Assets Portfolio                                        15
                                    .......................................................................
                                    Tax-Exempt Portfolio                                                16
                                    .......................................................................
                                Portfolio Fees and Expenses                                             17


-----------------------------------------------------------------------------------------------------------

    MANAGEMENT OF THE           Investment Adviser                                                      20
           PORTFOLIOS           ---------------------------------------------------------------------------
                                Advisory Fees                                                           21
                                ---------------------------------------------------------------------------
   Details that apply           Other Portfolio Services                                                21
 to the Portfolios as
              a group

-----------------------------------------------------------------------------------------------------------

   ABOUT YOUR ACCOUNT              Purchasing and Selling Shares                                        22
                                    .......................................................................
How to open, maintain               Investors                                                           22
 and close an account                ......................................................................
                                    Share Classes                                                       22
                                    .......................................................................
                                    Opening an Account                                                  23
                                    .......................................................................
                                    Selling Shares                                                      24
                                ---------------------------------------------------------------------------
                                Account Policies and Other Information                                  25
                                    .......................................................................
                                    Automatic Investment Arrangements                                   25
                                    .......................................................................
                                    Purchase and Redemption Minimums                                    25
                                    .......................................................................

-----------------------------------------------------------------------------------------------------------
                                    Calculating Share Price                                             25
                                    .......................................................................
                                    Timing of Purchase Requests                                         25
                                    .......................................................................
                                    Tax Identification Number                                           26
                                    .......................................................................
                                    In-Kind Purchases and Redemptions                                   26
                                    .......................................................................
                                    Miscellaneous Purchase Information                                  26
                                    .......................................................................
                                    Timing of Redemption and Exchange Requests                          26
                                    .......................................................................
                                    Miscellaneous Redemption Information                                27
                                    .......................................................................
                                    Exchange Privileges                                                 27
                                    .......................................................................
                                    Telephone Transactions                                              27
                                    .......................................................................
                                    Advance Notification of Large Transactions                          28
                                    .......................................................................
                                    Making Changes to Your Account Information                          28
                                    .......................................................................
                                    Business Day                                                        28
                                    .......................................................................
                                    Early Closings                                                      28
                                    .......................................................................
                                    Authorized Intermediaries                                           28
                                    .......................................................................
                                    Information About Institutions                                      28
                                    .......................................................................
                                    Shareholder Communications                                          28
                                ---------------------------------------------------------------------------
                                Distributions and Taxes                                                 29
                                    .......................................................................
                                    Distributions                                                       29
                                    .......................................................................
                                    Taxes                                                               29
                                    .......................................................................
                                    Other Tax Information                                               30

-----------------------------------------------------------------------------------------------------------

               RISKS,           Risks, Securities and Techniques                                        31
       SECURITIES AND               .......................................................................
           TECHNIQUES               Shareholder Communication                                           32

-----------------------------------------------------------------------------------------------------------

             APPENDIX           Portfolio Financial Highlights                                          39
                                    .......................................................................

-----------------------------------------------------------------------------------------------------------
 FOR MORE INFORMATION           Annual/Semiannual Reports                                               44
                                ---------------------------------------------------------------------------
                                Statement of Additional Information                                     44

Overview

Northern Institutional Funds (the "Trust") offers five money market portfolios (each a "Portfolio") to institutional investors. Each Portfolio is authorized to offer three classes of shares: Shares, Service Shares and Premier Shares. Service Shares and Premier Shares are described in a separate prospectus.

The descriptions on the following pages may help you choose the Portfolio that best fits your investment needs. Keep in mind, however, that no Portfolio can guarantee it will meet its investment objective and no Portfolio should be relied upon as a complete investment program. The Trust's six fixed income, one balanced and nine equity portfolios are described in a separate prospectus.

The Portfolios seek to maintain a stable net asset value of $1.00 per share. Consistent with this policy, each of the Portfolios:

 . Limits its dollar-weighted average portfolio maturity to 90 days or less;

 . Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

 . Invests only in U.S. dollar-denominated securities that represent minimal credit risks.

In addition, each Portfolio limits its investments to "Eligible Securities" as defined by the Securities and Exchange Commission ("SEC"). Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories or (b) are issued or guaranteed by, or otherwise allow a Portfolio to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if they are determined to be of comparable quality by The Northern Trust Company ("Northern") under the direction of the Board of Trustees. Securities that are in the highest short-term rating category (and comparable unrated securities) are called "First Tier Securities." Under normal circumstances, the Government Select, Government and Diversified Assets Portfolios intend to limit purchases of securities to First Tier Securities. Securities in which the Portfolios may invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

In addition to the instruments described above and on the pages below, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and related risks by reading "Risks, Securities and Techniques" beginning on page 31 of this Prospectus and the Statement of Additional Information.

                                                             RISK/RETURN SUMMARY

Government Select Portfolio

-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

-------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies
The Portfolio seeks its objective by investing exclusively in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Under normal market conditions, the Portfolio will seek to acquire only those U.S. government securities the interest upon which is generally exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. government agencies and instrumentalities, such as the Federal Home Loan Bank and the Federal Farm Credit Banks Funding Corp.

When appropriate securities which are exempt from state taxes are unavailable, the Portfolio may also invest in non-exempt U.S. government securities and cash equivalents including money market funds and time deposits with a maturity of three months or less, and hold uninvested cash.

Risks

These primary investment risks apply to the Portfolio: stable NAV risk, interest rate risk, prepayment (or call) risk, debt extension risk, Government securities risk, guarantor (or credit enhancement) risk, management risk and liquidity risk. These and other risks are summarized on page 10.


More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 31 of this Prospectus.

Government Portfolio


-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

-------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS


Investment Strategies
The Portfolio seeks its objective by investing in marketable securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such securities. The Portfolio may invest up to 35% of its total assets in custodial receipts (such as TIGRs and CATS) representing interests in U.S. government securities.

Risks

These primary investment risks apply to the Portfolio: stable NAV risk, interest rate risk, prepayment (or call) risk, debt extension risk, Government securities risk, guarantor (or credit enhancement) risk, management risk and liquidity risk. These and other risks are summarized on page 10.


More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 31 of this Prospectus.

                                                             RISK/RETURN SUMMARY

Diversified Assets Portfolio

------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Strategies
The Portfolio seeks its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets, including:

 . U.S. dollar-denominated obligations of U.S. banks with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

 . U.S. dollar-denominated obligations of foreign commercial banks where such banks have total assets in excess of $5 billion;

 . High-quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

 . Corporate bonds, notes, paper and other instruments that are of high quality;


 . Asset-backed securities (such as credit card and automobile receivables);


 . Securities issued or guaranteed as to principal and interest by the U.S.
  government or by its agencies or instrumentalities and custodial receipts with respect thereto;

 . U.S. dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

 . Repurchase agreements relating to the above instruments; and

 . Municipal securities issued or guaranteed by state or local governmental bodies.


Risks
These primary investment risks apply to the Portfolio: stable NAV risk, interest rate risk, credit (or default) risk, guarantor (or credit enhancement) risk, management risk, liquidity risk, prepayment (or call) risk, debt extension risk and foreign securities risk. These and other risks are summarized on page 10.



More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 31 of this Prospectus.

Tax-Exempt Portfolio

------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks to provide its shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from Federal income tax by investing primarily in municipal instruments.

------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS


Investment Strategies

The Portfolio seeks to achieve its objective by investing primarily in high-quality short-term instruments, the interest on which is exempt from Federal income tax ("municipal instruments"). The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

 . Fixed and variable rate notes and similar debt instruments;

 . Asset-backed securities which are considered municipal instruments (such as trust certificates backed by municipal bonds);

 . Tax-exempt commercial paper;

 . Rated and unrated municipal bonds, notes, paper or other instruments; and

 . Municipal bonds and notes which are guaranteed as to principal and interest or backed by the U.S. government or its agencies or instrumentalities.

Under normal market conditions, at least 80% of the Portfolio's net assets will be invested in municipal instruments. Interest earned by the Portfolio on AMT obligations ("private activity bonds") the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax, will not be deemed to have been derived from municipal instruments for the purposes of determining whether the Portfolio meets this policy. For shareholders subject to AMT, a limited portion of the Portfolio's dividends may be subject to Federal tax.

During extraordinary circumstances, however, the Portfolio may take a temporary defensive posture and hold uninvested cash or invest in AMT obligations and taxable short-term securities without limitation. During temporary defensive periods the Portfolio may not achieve its investment objective.

Taxable investments will consist exclusively of those instruments that may be purchased by the Diversified Assets Portfolio including U.S. dollar-denominated obligations of U.S. banks, foreign commercial banks and securities issued or guaranteed by foreign governments; high quality commercial paper and other obligations; high quality corporate bonds and notes; asset-backed securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts with respect thereto; and repurchase agreements relating to the above instruments.

Risks

These primary investment risks apply to the Portfolio: stable NAV risk, interest rate risk, credit (or default) risk, guarantor (or credit enhancement) risk, management risk, liquidity risk, prepayment (or call) risk, debt extension risk, project/industrial development bond risk and tax risk. These and other risks are summarized on page 10.


More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 31 of this Prospectus.

                                                             RISK/RETURN SUMMARY

Municipal Portfolio

-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Portfolio seeks to provide, to the extent consistent with the preservation of capital, a high level of income exempt from regular Federal income tax by investing primarily in municipal instruments. This objective may be changed without shareholder approval.

-------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS


Investment Strategies

The Portfolio seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments. The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

 .  Fixed and variable rate notes and similar debt instruments;

 . Asset-backed securities which are considered municipal instruments (such as trust certificates backed by municipal bonds);

 .  Tax-exempt commercial paper;

 .  Rated and unrated municipal bonds, notes, paper or other instruments; and

 . Municipal bonds and notes which are guaranteed as to principal and interest or backed by the U.S. government or its agencies or instrumentalities.

Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in municipal instruments. Subject to this limitation, the Portfolio may hold uninvested cash and invest in taxable instruments. During temporary defensive periods, however, all or any portion of the Portfolio's assets may be held uninvested or invested in taxable instruments. During temporary defensive periods the Portfolio may not achieve its investment objective.

The Portfolio is not limited in the amount of its assets that may be invested in AMT obligations ("private activity bonds") the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax. For shareholders subject to AMT, a significant portion of the Portfolio's dividends may be subject to Federal tax. The Portfolio does not currently intend to invest in AMT obligations. The Portfolio retains, however, the ability to invest any or all of its assets in AMT obligations, and may do so in the future.

Taxable investments will consist exclusively of those instruments that may be purchased by the Diversified Assets Portfolio including U.S. dollar-denominated obligations of U.S. banks, foreign commercial banks and securities issued or guaranteed by foreign governments; high quality commercial paper and other obligations; high quality corporate bonds and notes; asset-backed securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts with respect thereto; and repurchase agreements relating to the above instruments.

Risks

These primary investment risks apply to the Portfolio: stable NAV risk, interest rate risk, credit (or default) risk, guarantor (or credit enhancement) risk, management risk, liquidity risk, prepayment (or call) risk, debt extension risk, project/industrial development bond risk and tax risk. These and other risks are summarized on page 10.


More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 31 of this Prospectus.

Principal Investment Risks

All investments carry some degree of risk which will affect the value of a Portfolio's investments, investment performance, yield and the price of its shares.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

The following summarizes the principal risks that may affect the Portfolios.

------------------------------------------------------------------------------

RISKS THAT APPLY TO ALL PORTFOLIOS

Stable NAV risk is the risk that a Portfolio will not be able to maintain a net asset value per share of $1.00 at all times.

Interest rate risk is the risk that during periods of rising interest rates, a Portfolio's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Portfolio's yield (and the market value of its securities) will tend to be higher.

Guarantor (or Credit enhancement) risk is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution could cause a Portfolio's investments in securities backed by letters of credit or other credit enhancements issued by such bank or institution to decline in value.

Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.

Liquidity risk is the risk that a Portfolio will not be able to pay redemption proceeds on the same Business Day that shares are redeemed, because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

                                                             RISK/RETURN SUMMARY

-------------------------------------------------------------------------------

RISK THAT APPLIES PRIMARILY TO THE GOVERNMENT SELECT AND GOVERNMENT PORTFOLIOS

Government securities risk is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

-------------------------------------------------------------------------------

RISKS THAT APPLY PRIMARILY TO THE DIVERSIFIED ASSETS, TAX-EXEMPT AND MUNICIPAL PORTFOLIOS

Credit (or Default) risk is the risk that an issuer of fixed income securities held by the Portfolio may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High-quality securities are generally believed to have relatively low degrees of credit risk.

Prepayment (or Call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as an asset-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Portfolio may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce a Portfolio's income.

Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and a Portfolio will suffer from the inability to invest in higher yielding securities.

-------------------------------------------------------------------------------

RISKS THAT APPLY TO THE TAX-EXEMPT AND MUNICIPAL PORTFOLIOS

Project/industrial development bond risk is the risk that a Portfolio may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

Tax risk is the risk that future legislative or administrative changes or court decisions may materially affect the ability of the Portfolio to pay tax-exempt dividends.

-------------------------------------------------------------------------------

RISK THAT APPLIES TO THE DIVERSIFIED ASSETS PORTFOLIO

Foreign securities risk is the risk that a foreign security, even if it is a U.S. dollar-denominated foreign security, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.


More information about the risks of investing in the Portfolios is provided in "Risks, Securities and Techniques" beginning on page 31. You should carefully consider the risks discussed in these sections before investing in a Portfolio.

Portfolio Performance

     The bar charts and tables that follow provide an indication of the risks of investing in a Portfolio by showing changes in the performance of a Portfolio's Shares from year to year. The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects certain expense limitations (as set forth in the Footnotes to the "Portfolio Fees and Expenses" table on page 18 that were in effect during the periods presented. If expense limitations were not in place, a Portfolio's performance would have been reduced. The bar charts and tables have been omitted for the Municipal Portfolio because the Portfolio has been in operation for less than one calendar year.
12

                                                             RISK/RETURN SUMMARY



GOVERNMENT SELECT PORTFOLIO


Calendar Year Total Return




 5.95%    3.68%    3.04%    4.09%    5.82%   5.29%    5.44%    5.40%    4.99%
 1991     1992     1993     1994     1995    1996     1997     1998     1999




Best and Worst
Quarterly Performance:


Best Quarter Return
    Q4 `91
    +1.70%


    Q2 `93
    +0.74%
 Worst Quarter Return


Average Annual Total Return
(for the periods ended December 31, 1999)

                                                                     Since
                                                                   Inception
                                             1-Year     5-Year      (11/7/90)
--------------------------------------------------------------------------------
Government Select Portfolio                  4.99%      5.38%         4.89%
--------------------------------------------------------------------------------

The 7-day yield for Shares of the Portfolio as of December 31, 1999: 5.23%. You may call 1-800-637-1380 to obtain the current 7-day yield.

Portfolio Performance continued


GOVERNMENT PORTFOLIO


Calendar Year Total Return



  8.13%   6.10%   3.84%   2.94%   3.93%   5.65%   5.17%   5.34%   5.30%  4.90%
  1990    1991    1992    1993    1994    1995    1996    1997    1998   1999



Best and Worst
Quarterly Performance:

Best Quarter Return

    Q3 `90
    +3.31%


    Q2 `93
    +0.72%

Worst Quarter Return


Average Annual Total Return
(for the periods ended December 31, 1999)
                                                                   Since
                                                                 Inception
                                 1-Year     5-Year     10-Year   (10/29/85)
--------------------------------------------------------------------------------
Government Portfolio              4.90%      5.27%      5.49%      6.63%
--------------------------------------------------------------------------------

The 7-day yield for Shares of the Portfolio as of December 31, 1999: 5.26%. You may call 1-800-637-1380 to obtain the current 7-day yield.

                                                             RISK/RETURN SUMMARY





DIVERSIFIED ASSETS PORTFOLIO


Calendar Year Total Return



  8.27%   6.14%   3.71%   3.02%   4.05%   5.79%   5.28%   5.45%   5.40%  5.02%
  1990    1991    1992    1993    1994    1995    1996    1997    1998   1999




Best and Worst
Quarterly Performance:


Best Quarter Return

    Q3 `90
    +3.32%

    Q2 `93
    +0.73%

Worst Quarter Return


Average Annual Total Return
(for the periods ended December 31, 1999)

                                                                   Since
                                                                 Inception
                                 1-Year     5-Year     10-Year   (7/27/82)
--------------------------------------------------------------------------------
Diversified Assets Portfolio      5.02%      5.39%      5.58%      5.99%
--------------------------------------------------------------------------------

The 7-day yield for Shares of the Portfolio as of December 31, 1999: 5.53%. You may call 1-800-637-1380 to obtain the current 7-day yield.

Portfolio Performance continued


TAX-EXEMPT PORTFOLIO


Calendar Year Total Return



  5.86%   4.54%   2.91%   2.27%   2.61%   3.73%   3.33%   3.45%   3.29%   2.98%
  1990    1991    1992    1993    1994    1995    1996    1997    1998    1999




Best and Worst
Quarterly Performance:


Best Quarter Return

    Q2 `90
    +1.47%


    Q1 `94
    +0.52%

Worst Quarter Return


Average Annual Total Return
(for the periods ended December 31, 1999)
                                                                  Since
                                                                 Inception
                                 1-Year     5-Year     10-Year   (8/12/83)
--------------------------------------------------------------------------------
Tax-Exempt Portfolio              2.98%      3.36%      3.53%      3.66%
--------------------------------------------------------------------------------

The 7-day yield for Shares of the Portfolio as of December 31, 1999: 4.03%. You may call 1-800-637-1380 to obtain the current 7-day yield.

                                                            RISK/RETURN SUMMARY

Portfolio Fees and Expenses

          This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolios. Please note that it does not reflect any charges which may be imposed by Northern, its affiliates, correspondent banks and other institutions on their Customers (as defined on page 22. (For more information, please see "Account Policies and Other Information" on page 25.

          Shareholder Fees (fees paid directly from your investment)
          ----------------------------------------------------------------------


                                                                                         Sales Charge
                                                       Sales Charge                        (Load)
                                                          (Load)                         Imposed on
                                                        Imposed on   Deferred Sales      Reinvested        Redemption     Exchange
                                                        Purchases     Charge (Load)     Distributions          Fees         Fees
-----------------------------------------------------------------------------------------------------------------------------------
Government Select                                          None            None                 None             None        None
-----------------------------------------------------------------------------------------------------------------------------------
Government                                                 None            None                 None             None        None
----------------------------------------------------------------------------------------------------------------------------------
Diversified Assets                                         None            None                 None             None        None
----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt                                                 None            None                 None             None        None
----------------------------------------------------------------------------------------------------------------------------------
Municipal                                                  None            None                 None             None        None
----------------------------------------------------------------------------------------------------------------------------------

Portfolio Fees and Expenses continued

                         Annual Portfolio Operating Expenses
                         (expenses that are deducted from Portfolio assets)/1/
                         -------------------------------------------------------


                                                                                              Total
                                                                                              Annual
                                                                                             Portfolio
                                                Management    Distribution       Other       Operating
Portfolio                                         Fees/2/     (12b-1) Fees    Expenses/3/    Expenses/4/
--------------------------------------------------------------------------------------------------------
Government Select                                 0.25%           None           0.13%          0.38%
--------------------------------------------------------------------------------------------------------
Government                                        0.25%           None           0.13%          0.38%
--------------------------------------------------------------------------------------------------------
Diversified Assets                                0.25%           None           0.13%          0.38%
--------------------------------------------------------------------------------------------------------
Tax-Exempt                                        0.25%           None           0.14%          0.39%
--------------------------------------------------------------------------------------------------------
Municipal                                         0.25%           None           0.14%          0.39%
--------------------------------------------------------------------------------------------------------

          Footnotes      /1/ The Municipal Portfolio's annual operating expenses
                             are based on actual fees and estimated expenses for the current fiscal year.


                         /2/ For the fiscal year ended November 30, 1999,
                             Northern voluntarily waived a portion of its management fee for the Government Select Portfolio. As a result of the fee waiver, actual management fees paid by the Government Select Portfolio were 0.10% of the Portfolio's average daily net assets. As of the date of this Prospectus, the actual management fees paid by both the Government Select and Municipal Portfolios were 0.10% of each Portfolio's average daily net assets as a result of fee waivers. Fee waivers may be terminated at any time at the option of Northern.

                         /3/ "Other Expenses" include administration or co-
                             administration fees and all other ordinary operating expenses of each Portfolio not listed above. Northern and PFPC Inc., formerly First Data Investor Services Group, Inc. ("PFPC"), are the Portfolios' co-administrators, and are entitled to a co-administration fee from the Portfolios at the annual rate of 0.10% of the average daily net assets of each Portfolio. Under their Co-Administration Agreement with the Trust, which may be amended without shareholder approval, the co-administrators have agreed to reimburse expenses (including fees payable to Northern and PFPC as co-administrators, but excluding management fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis 0.10% of each Portfolio's average daily net assets. As a result of the expense reimbursement, "Other Expenses" are currently 0.10% of each Portfolio's average daily net assets.


                         /4/ As a result of the fee waivers and expense
                             reimbursements, the actual management fees, distribution (12b-1) fees, other operating expenses and total annual operating expenses for each Portfolio for the fiscal year ended November 30, 1999 were as set forth below. Fee waivers (and voluntary expense reimbursements, if applicable) may be terminated at any time at the option of Northern. If this occurs, "Total Annual Portfolio Operating Expenses" may increase without shareholder approval.

                                                            RISK/RETURN SUMMARY

                                                                                              Total
                                                                                All Other     Annual
                                                Management    Distribution       Other       Operating
Shares                                             Fees       (12b-1) Fees      Expenses     Expenses
--------------------------------------------------------------------------------------------------------
Government Select                                 0.10%          0.00%           0.10%         0.20%
--------------------------------------------------------------------------------------------------------
Government                                        0.25%          0.00%           0.10%         0.35%
--------------------------------------------------------------------------------------------------------
Diversified Assets                                0.25%          0.00%           0.10%         0.35%
--------------------------------------------------------------------------------------------------------
Tax-Exempt                                        0.25%          0.00%           0.10%         0.35%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

          EXAMPLE The following Example is intended to help you compare the cost of investing in Shares of a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

                    The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    Portfolio                                1 Year   3 Years   5 Years  10 Years
                    ------------------------------------------------------------------------------
                    Government Select
                      Shares                                  $ 39     $122      $213     $480
                    ------------------------------------------------------------------------------
                    Government
                      Shares                                  $ 39     $122      $213     $480
                    ------------------------------------------------------------------------------
                    Diversified Assets
                      Shares                                  $ 39     $122      $213     $480
                    ------------------------------------------------------------------------------
                    Tax-Exempt
                      Shares                                  $ 40     $125      $219     $493
                    ------------------------------------------------------------------------------
                    Municipal
                      Shares                                  $ 40     $125       N/A      N/A
                    ------------------------------------------------------------------------------

Investment Adviser


          The Northern Trust Company ("Northern" or the "Investment Adviser"), an Illinois state-chartered bank and member of the Federal Reserve System, serves as investment adviser for the Portfolios. The Investment Adviser is located at 50 South LaSalle Street, Chicago, Illinois 60675 and is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. As of December 31, 1999, Northern Trust Corporation and its subsidiaries had approximately $28.7 billion in assets, $21.4 billion in deposits and employed over 8,500 persons.

          Northern has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. Northern and its affiliates administrated in various capacities (including as master trustee, investment manager or custodian) approximately $1.5 trillion of assets as of December 31, 1999, including approximately $299.1 billion of assets for which Northern and its affiliates had investment management responsibility. Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities.

                                                    MANAGEMENT OF THE PORTFOLIOS

Advisory Fees

               As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Portfolios, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios as a percentage of net assets for the fiscal year ended November 30, 1999.

                                                                                  Advisory Fee Paid
                                                                Contractual        for Fiscal Year
               Portfolio                                           Rate            Ended 11/30/99
               ---------------------------------------------------------------------------------------
               Government Select                                   0.25%               0.10%
               ---------------------------------------------------------------------------------------
               Government                                          0.25%               0.25%
               ---------------------------------------------------------------------------------------
               Diversified Assets                                  0.25%               0.25%
               ---------------------------------------------------------------------------------------
               Tax-Exempt                                          0.25%               0.25%
               ---------------------------------------------------------------------------------------
               Municipal                                           0.25%                N/a
               ---------------------------------------------------------------------------------------

               The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the advisory fees to which it would have been entitled. The Investment Adviser may discontinue or modify its voluntary limitations in the future at its discretion.

Other Portfolio Services

--------------------------------------------------------------------------------

               Northern also serves as transfer agent ("Transfer Agent") and custodian for each Portfolio. As Transfer Agent, Northern performs various servicing functions, and any shareholder inquiries should be directed to it. The fees that Northern receives for its services in those capacities are described in the Statement of Additional Information. Northern and PFPC act as co-administrators for each Portfolio. The fees that Northern and PFPC receive for their co-administrative services are described on page 18 under "Portfolio Fees and Expenses."

Purchasing and Selling Shares

--------------------------------------------------------------------------------

          INVESTORS      Institutional investors, which are acting on their own
                         behalf or on behalf of their customers, clients, employees, participants and others ("Customers") may invest in the Shares of each Portfolio through their institutional accounts at Northern or an affiliate.
                         They may also establish accounts directly with the Trust. There is no sales charge imposed on investments.
                         Institutional investors ("Institutions") include:

                         [_]  Northern and its affiliates;
                         [_] Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million; and
                         [_]  Other institutions and organizations.

--------------------------------------------------------------------------------

          SHARE          Each Portfolio offers three classes of shares: Shares,
        CLASSES          Service Shares and Premier Shares. Service Shares and
                         Premier Shares are described in a separate prospectus.

                         [_] Shares do not provide for payments by the Portfolio to Institutions for administrative support or shareholder liaison services.
                         [_] Service Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support services to Customers.
                         [_] Premier Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support and shareholder liaison services to Customers.

                         Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except amounts payable under the Service Plan that has been adopted for the Portfolio's Service Shares and Premier Shares and transfer agency fees. Because of these class-specific expenses, the performance of the Shares of a Portfolio described in this Prospectus is expected to be higher than the performance of both the Service Shares and Premier Shares of the same Portfolio and the performance of a Portfolio's Service Shares is expected to be higher than the performance of the same Portfolio's Premier Shares.

                                                              ABOUT YOUR ACCOUNT

-------------------------------------------------------------------------------

          OPENING AN          You may purchase Shares of each Portfolio through
          ACCOUNT             your institutional account at Northern (or an
                              affiliate) or you may open an account directly with the Trust with a minimum initial investment of $5 million in one or more portfolios of the Trust. This minimum does not apply, however, to Shares purchased through a Northern cash sweep program. There is no minimum for subsequent investments.

                              Through an Institutional Account. If you are opening an institutional account at Northern, a Northern representative can assist you with all phases of your investment. To purchase Shares through your account, contact your Northern representative for further information.

                              Directly from the Trust. An Institution may open a shareholder account and purchase Shares directly from the Trust as described in this Prospectus.

                              --------------------------------------------------

                              By Mail.

                              Read this Prospectus carefully. Complete and sign the new account application.

                              Include a certified corporate resolution (or other acceptable evidence of authority).

                              Enclose a check or Federal Reserve draft payable to the specific Portfolio. If investing in more than one Portfolio, please include a separate check for each.

                              Mail your check, corporate resolution and completed application to:

                                 Northern Institutional Funds
                                 c/o The Northern Trust Company
                                 P.O. Box 75943
                                 Chicago, Illinois 60675-5943

                              All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

                              --------------------------------------------------

                              By Telephone.

                              Read this Prospectus carefully. Call the Transfer Agent at 1-800-637-1380.

                              To open a new account please provide:
                              [_] The name of the Portfolio in which you'd like to invest
                              [_] The number of Shares or dollar amount to be invested
                              [_]  The method of payment

                              To add to an existing account, please provide:
                              [_]  The Institution's name
                              [_]  Your Account Number

                              --------------------------------------------------

                              By Wire or Automated Clearing House Transfer ("ACH Transfer").

                              To open a new account:
                              Call the Transfer Agent at 1-800-637-1380 for instructions.

                              For more information about the purchase of Shares, call the Transfer Agent at 1-800-637-1380.

                              To add to an existing account:
                              Have your bank wire Federal funds or effect an ACH Transfer to:
                                 The Northern Trust Company
                                 Chicago, Illinois
                                 ABA Routing No. 0710-00152
                                 (Reference 10 Digit Portfolio Account No.)
                                 (Reference Shareholder's Name)

--------------------------------------------------------------------------------

              SELLING         Through an Institutional Account.
               SHARES         Institutions may sell (redeem) Shares through
                              their institutional account by contacting their Northern account representative.

                              Directly through the Trust. Institutions that purchase Shares directly from the Trust may redeem their Shares through the Transfer Agent in one of the following ways:

                              --------------------------------------------------

                              By Mail.

                              Send a written request to:
                                Northern Institutional Funds
                                c/o The Northern Trust Company
                                     P.O. Box 75943
                                Chicago, Illinois 60675-5943

                              The letter of instruction must include:
                              [_]  The signature of a duly authorized person
                              [_]  Your account number
                              [_]  The name of the Portfolio
                              [_] The number of Shares or the dollar amount to be redeemed

                              --------------------------------------------------

                              By Telephone.

                              [_] Call the Transfer Agent at 1-800-637-1380 for instructions.
                              [_] During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Shares By Mail."

                              --------------------------------------------------

                              By Wire.

                              [_] Call the Transfer Agent at 1-800-637-1380 for instructions.
                              [_]  You must have given authorization for
                                   expedited wire redemption.
                              [_] The minimum amount that may be redeemed by this method is $10,000.

                                                              ABOUT YOUR ACCOUNT

Account Policies and Other Information

-------------------------------------------------------------------------------

Automatic Investment Arrangements. Institutions may purchase Shares through their institutional accounts at Northern either by directing automatic investment of cash balances in excess of certain agreed upon amounts or by directing investments from time to time on a non-automatic basis. Northern will place a purchase order generated under an automatic investment direction either on the Business Day that funds are available in the account or on the next Business Day, depending upon the terms of the automatic investment arrangement. Similarly, Northern will place a redemption order generated under an automatic investment direction either on the Business Day Northern calculates the redemption amount needed to bring the account balance up to the agreed upon amount or on the next Business Day, depending upon the terms of the automatic investment arrangement. If a redemption order is placed on the next Business Day, Northern will normally provide funds by provisionally crediting the Institution's account on the day the calculation is made. Institutions should contact Northern for more information about their automatic investment arrangements.

Purchase and Redemption Minimums. There is a minimum initial investment of $5 million in a Portfolio and one or more other investment portfolios of the Trust. This minimum does not apply, however, to Shares purchased through a Northern cash sweep program. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

Calculating Share Price. The Trust issues Shares and redeems Shares at net asset value ("NAV"). The NAV for each share class of a Portfolio is calculated by dividing the value of net assets attributed to that class by the number of outstanding shares of the class. The NAV for each Portfolio and class is calculated as of 3:00 p.m., Chicago time, each Business Day. The NAV used in determining the price of your Shares is the one calculated after your purchase, exchange or redemption order is received or accepted as described below.

Each Portfolio seeks to maintain an NAV of $1.00 per share by valuing the obligations held by it at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value.

Timing of Purchase Requests. Requests accepted by the Transfer Agent or other authorized intermediary by 1:00 p.m., Chicago time, on any Business Day will be executed the same day, provided that either:

 . The Transfer Agent receives the purchase price in Federal or other immediately available funds prior to 1:00 p.m., Chicago time, the same Business Day;

 . The order is accepted by an authorized intermediary and payment is to be made by the close of the same Business Day in Federal or other immediately available funds according to procedures authorized by the Trust; or

 . Payment in Federal or other immediately available funds is received by the close of the same Business Day in an institutional account maintained with Northern or an affiliate.

Orders received by the Transfer Agent or other authorized intermediary on a non-Business Day or after 1:00 p.m., Chicago time, on a Business Day will be executed on the next Business Day, provided that payment is made as noted above. We consider requests to be in "good order" when all required documents are properly completed, signed and received, including a certified corporate resolution or other acceptable evidence of authority. If an Institution pays for Shares by check, Federal

Account Policies and Other Information continued

--------------------------------------------------------------------------------

funds generally will become available within two Business Days after a purchase order is received.

If payment is not received as described above from an authorized intermediary on the same Business Day of acceptance of an order by the authorized intermediary, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.


In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" on page 28.

Tax Identification Number. Federal regulations require you to provide to the Transfer Agent a taxpayer identification number when you open an account. Purchase orders without such a number or an indication that a number has been applied for will not be accepted. If you have applied for a number, you must provide it to the Transfer Agent within 60 days of the date of the order.

In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for Shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Portfolio. See the Statement of Additional Information for further information about the terms of these purchases and redemptions.

Miscellaneous Purchase Information.

 . Institutions are responsible for transmitting purchase orders to the Transfer
  Agent and delivering required funds on a timely basis.

 . Institutions are responsible for all losses and expenses of a Portfolio in the event of any failure to make payment according to the procedures outlined in this Prospectus. Northern may redeem shares from any account it maintains to protect the Portfolios and Northern against loss. In addition, a $20 charge will be imposed if a check does not clear.

 . Shares of a Portfolio are entitled to the dividends declared by the Portfolio beginning on the Business Day the purchase order is executed, provided payment in Federal or other immediately available funds is received by the Transfer Agent by the time designated above.

 . The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

Timing of Redemption and Exchange Requests. Redemption and exchange requests will be effected at the NAV next determined after your exchange or redemption order is received in good order. Good order means that the request includes the following: the account number and Portfolio name; the amount of the transaction (as specified in dollars or shares); and the signature of a duly authorized person (except for telephone and wire redemptions). See "Account Policies and Other Information -- Making Changes to Your Account Information."

If either the Transfer Agent or Northern (with respect to your institutional account) receives a redemption order by 1:00 p.m., Chicago time, on a Business Day, redemption proceeds will normally be paid in Federal funds or other immediately available funds wired or sent by check to you or, if you so choose, to your institutional account with Northern, on the same Business Day.

Redemption orders received after 1:00 p.m., Chicago time, will be effected the next Business Day. Proceeds for redemption orders received on a non-Business Day will normally be sent on the next Business Day after receipt in good order.


In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 28.

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                                                              ABOUT YOUR ACCOUNT

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Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed new account application, including a corporate resolution or other acceptable evidence of authority.

 . The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

 . If you are redeeming recently purchased Shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 15 days.

 . Institutions are responsible for transmitting redemption orders to the Transfer Agent and crediting their Customers' accounts with redemption proceeds on a timely basis.

 . Redemption requests by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

 . Dividends on Shares are earned through and including the day prior to the day on which they are redeemed.

 . The Trust reserves the right to redeem Shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders.

 . The Trust may require any information reasonably necessary to ensure that a redemption request has been duly authorized.

 . The Trust reserves the right to change or discontinue any of its redemption procedures.

Exchange Privileges. Institutions and their Customers (to the extent permitted by their account agreements) may exchange Shares of a Portfolio for Shares of another Portfolio. The registration of both accounts involved must be identical. A $1,000 minimum investment applies. An exchange is a redemption of shares you own and the purchase of shares you are acquiring. It is considered a taxable event and may result in a gain or loss.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the prospectus for the shares you are acquiring.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

The Trust reserves the right to refuse a telephone redemption.

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Account Policies and Other Information continued

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Advance Notification of Large Transactions. The Trust requests that an
Institution give advance notice to the Transfer Agent by 11:00 a.m., Chicago time, if it intends to place a purchase or redemption order of $5 million or more on a Business Day.

Making Changes to Your Account Information. You may make changes to wiring instructions, address of record, or other account information only in writing. These instructions must be accompanied by a certified corporate resolution, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.


Business Day. A "Business Day" is each Monday through Friday when Northern or the New York Stock Exchange (the "Exchange") is open for business. A "Business Day" does not include a holiday observed by Northern and the Exchange. In 2000 these holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


Early Closings. The Portfolios reserve the right to cease, or to advance the time for, accepting purchase, redemption or exchange orders for same Business Day credit when Northern or the Exchange closes early as a result of unusual weather or other conditions. They also reserve this right when The Bond Market Association recommends that securities markets close or close early.

Authorized Intermediaries. The Trust may authorize certain financial intermediaries (including banks, trust companies, brokers and investment advisers), which provide recordkeeping, reporting and processing services, to accept purchase, redemption and exchange orders from their Customers on behalf of the Trust. They may also designate other intermediaries to accept such orders, if approved by the Trust. Authorized intermediaries are responsible for transmitting orders and delivering funds on a timely basis. A Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary on a Business Day, and the order will be priced at the Portfolio's per share NAV next determined.

Information About Institutions. Customers purchasing Shares through an Institution should read their account agreements carefully. An Institution's requirements may differ from those listed in this Prospectus. An Institution may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If a Customer has agreed with a particular Institution to maintain a minimum balance with the Institution and the balance falls below this minimum, the Customer may be required to redeem all or a part of his investment in a Portfolio.

Northern may provide compensation to certain dealers and other financial intermediaries who provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of Shares of a Portfolio. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by Northern as Investment Adviser (after adjustments). This compensation will be paid by Northern or its affiliates and will not represent an additional expense to the Trust or its shareholders.

State securities laws regarding the registration of dealers may differ from Federal law. As a result, Institutions investing in the Portfolios on behalf of their Customers may be required to register as dealers.

Shareholder Communications. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and, after the close of the Fund's fiscal year on November 30, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of the shareholder reports, prospectuses or (if and when permitted by law) proxy or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by phone at (800) 637-1380 or by mail at the Northern Institutional Funds, P.O. Box 75943, Chicago, IL 60675.

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                                                              ABOUT YOUR ACCOUNT
Distributions and Taxes

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DISTRIBUTIONS

Dividends from net income are declared daily and paid monthly by each Portfolio to its shareholders. Net income includes the interest accrued on a Portfolio's assets less estimated expenses. Each Portfolio's net realized short-term capital gains, if any, are distributed at least annually. The Portfolios do not expect to realize net long-term capital gains.

Dividends are paid as soon as practicable following the end of each month, except in the case of a total redemption of Shares in an account that is not subject to a standing order for the purchase of additional Shares. In that event, dividends will be paid promptly along with the redemption proceeds.

All distributions are automatically reinvested (without any sales charge) in additional Shares of the same Portfolio, unless you elect to receive distributions in cash by notifying the Transfer Agent in writing. You may make arrangements to credit these distributions to your account with Northern, its affiliates or its correspondent banks.

There are no fees or sales charges on reinvestments.


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TAXES

Each Portfolio intends to qualify as a regulated investment company for Federal tax purposes, and to distribute substantially all of its net income to shareholders each year. Except for exempt-interest dividends paid by the Tax-Exempt and Municipal Portfolios, dividends derived from taxable interest income and short-term capital gains will be taxable as ordinary income, and distributions, if any, derived from net long-term capital gains will generally be taxable as long-term capital gains, unless you have a tax-advantaged account. This is true whether dividends and distributions are received in cash or reinvested in Portfolio Shares.

The Tax-Exempt and Municipal Portfolios intend to pay substantially all of their dividends as "exempt-interest dividends," which are exempt from Federal income tax. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that exempt-interest dividends will be taken into account in determining the taxability of their benefit payments.

If you receive an exempt-interest dividend with respect to any share and the share is held for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of the dividend amount. Interest on indebtedness incurred by a shareholder to purchase or carry shares of either the Tax-Exempt or Municipal Portfolios generally will not be deductible for federal income tax purposes.

In certain instances, dividends paid by the Tax-Exempt and Municipal Portfolios, while exempt from regular Federal income tax, may be subject to the alternative minimum tax. In addition, the Tax-Exempt Portfolio may invest a portion of its assets in securities that generate income that is not exempt from Federal tax. Any dividends paid by the Tax-Exempt Portfolio that are derived from taxable interest or from capital gains will be subject to Federal income tax.

The Tax-Exempt and Municipal Portfolios will each determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which are fully taxable. The Tax-Exempt and Municipal Portfolios will apply these percentages uniformly to all distributions declared from net investment income during that year.

Except as stated below, you may be subject to state and local taxes on Portfolio distributions and redemptions. State income taxes may not apply, however, to the portions of a Portfolio's distributions, if any, that are attributable to interest on certain types of Federal securities or interest on securities issued by the particular state or municipalities within the state.

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Distributions and Taxes continued

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OTHER TAX INFORMATION

Dividends and distributions from each Portfolio will generally be reportable by you in the tax year in which they are paid with one exception. Dividends and distributions declared by a Portfolio in October, November or December and paid in January are taxed as though they were paid by December 31.

Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Your investment in the Portfolios could have additional tax consequences. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States Federal income tax treatment. You should consult your tax professional for information regarding all the tax consequences applicable to your investments in the Portfolios. More information is provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

In particular, although the Government Select Portfolio intends to invest primarily in U.S. government securities, the interest on which is generally exempt from state income taxation, you should consult your own tax professional to determine whether this is true in your own situation. Similarly, dividends paid by the Portfolios (including the Tax-Exempt and Municipal Portfolios) may be taxable under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes.

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RISKS, SECURITIES AND TECHNIQUES


This section takes a closer look at some of the types of securities in which the Portfolios may invest and their related risks. It also explores the various investment techniques that the investment management team may, but is not required to, use. The Portfolios may invest in other securities and are subject to further restrictions and risks which are described in the Statement of Additional Information. The investment objective of the Municipal Portfolio may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in the Portfolio having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Portfolio. The investment objectives of the other Portfolios may not be changed without shareholder approval.


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Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, municipal securities and other financial assets. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or other credit enhancements.


    Investment strategy. The Diversified Assets Portfolio, Tax-Exempt Portfolio and Municipal Portfolio may purchase various types of asset-backed securities that are "Eligible Securities" as defined by the SEC. The Government Portfolio may only purchase asset-backed securities (such as mortgage-backed securities) that are guaranteed by the U.S. government, its agencies or instrumentalities.


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    Special risks. In addition to credit and market risk, asset-backed securities usually involve prepayment risk because the underlying assets (loans) may usually be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities may involve certain risks not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Borrowings and Reverse Repurchase Agreements. The Portfolios may borrow money from banks and may enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of money market securities held by a Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest).


    Investment strategy. Each Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets. Each Portfolio may also borrow up to an additional 5% of its total assets for temporary purposes. The Portfolios may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.


    Special risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the net asset value of the Portfolios' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

Custodial Receipts for Treasury Securities. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.

    Investment strategy. The Government, Diversified Assets, Tax-Exempt and Municipal Portfolios may purchase custodial receipts. Investments by the Government Portfolio in custodial receipts will not exceed 35% of the value of its total assets.

    Special risks. Like other stripped obligations, custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

Derivatives. Each Portfolio may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived

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from -- or based upon -- the performance of underlying assets, interest rates, or indices. Derivatives include structured debt obligations such as collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments.

    Investment strategy. A Portfolio will invest in derivatives only if the potential risks and rewards are consistent with the Portfolio's objective, strategies and overall risk profile.

    Special risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

Diversification. Diversifying its holdings can help a Portfolio reduce the risks of investing. In accordance with current SEC regulations, each Portfolio will not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Portfolio may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three Business Days. These limitations do not apply to cash, certain repurchase agreements, U.S. government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Statement of Additional Information.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Portfolio may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Portfolio and its shareholders.

Foreign Securities. The Diversified Assets Portfolio may invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers, including foreign governments, or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks, foreign branches of U.S. banks and foreign corporations. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies.

    Investment strategy. Investments by the Diversified Assets Portfolio in foreign issuer obligations will not exceed 50% of the Portfolio's total assets measured at the time of purchase.

    Special risks. Foreign securities involve special risks and costs. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

    Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transac-

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     tion and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, possible seizure or nationalization of foreign holdings or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

     Investment strategy. Each Portfolio may invest up to 10% of its net assets in securities that are illiquid. A domestically traded security which is not registered under the 1933 Act will not be considered illiquid if the Investment Adviser determines that an adequate trading market exists for that security. If otherwise consistent with their investment objectives and policies, the Portfolios may purchase commercial paper issued pursuant to
     Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as Northern determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.

    Special risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in Rule 144A Securities and commercial paper available to qualified institutional buyers could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Portfolio for a set time period.

    Investment strategy. The Diversified Assets Portfolio may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

    Special risks. IFAs are not insured by a government agency --they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, an active secondary market in IFAs does not currently exist. This means that it may be difficult to sell an IFA at an appropriate price.

Investment Companies. In connection with the management of their daily cash positions, the Portfolios may invest in shares of other money market funds which invest in short-term, high quality debt securities and securities issued by other investment companies consistent with their investment objectives and policies.

    Investment strategy. Investments by a Portfolio in other money market funds

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    will be subject to the limitations of the Investment Company Act of 1940.
    Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in an open-end investment company that has the same investment objective, policies and fundamental restrictions as the Portfolio.

    Special risks. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. It would also bear a proportionate share of any fees or expenses paid by that company. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

Municipal and Related Instruments. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds are also payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.

Municipal instruments also include "moral obligation" bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee.

The Tax-Exempt Portfolio and Municipal Portfolio may each acquire "stand-by commitments" relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise their rights for trading purposes.

    Investment strategy. Although it is not their current policy to do so on a regular basis, in connection with its investments in municipal instruments, the Tax-Exempt and Municipal Portfolios may each invest more than 25% of its total assets in municipal instruments the interest upon which is paid solely from revenues of similar projects. However, neither the Tax-Exempt nor the Municipal Portfolios intends to invest more than 25% of the value of its total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

    The Diversified Assets Portfolio may invest up to 5% of its net assets in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax

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     basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Diversified Assets Portfolio on such investments will be taxable to shareholders.

     Special risks. Municipal instruments purchased by the Tax-Exempt and Municipal Portfolios may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign (as well as domestic) banks, insurance companies and other financial institutions. If the credit quality of these banks and financial institutions declines, a Portfolio could suffer a loss to the extent that the Portfolio is relying upon this credit support. Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S banks.

     In addition, when a substantial portion of a Portfolio's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which are otherwise related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.

Repurchase Agreements. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

     Investment strategy. Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Portfolio acquires the securities.

     Special risks. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Portfolio could suffer losses if a court determines that the Portfolio's interest in the collateral is not enforceable.

Securities Lending. In order to generate additional income, the Portfolios may lend securities on a short-term basis to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

     Investment strategy. Securities lending may represent no more than one-third the value of a Portfolio's total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.

     Special risks. The main risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Portfolio could experience delays in recovering its securities and may possibly incur a capital loss. In addition, a Portfolio may incur a loss in reinvesting the cash collateral it receives.

Stripped Obligations. These securities are issued by the U.S. government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest

--------------------------------------------------------------------------------

payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

     Investment strategy. Each of the Portfolios may purchase stripped securities.

     Special risks. Stripped securities are very sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect the Portfolios' investment performance.

United States Government Obligations. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities. Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

     Investment strategy. To the extent consistent with its investment objective, each Portfolio may invest in a variety of U.S. Treasury obligations and obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities.

     Special risks. Not all U.S. government obligations carry the same guarantees. Some, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Taxable Investments. Taxable investments include U.S. dollar-denominated obligations of U.S. banks, foreign commercial banks and securities issued or guaranteed by foreign governments; high quality commercial paper and other obligations; high quality corporate bonds and notes; asset-backed securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related custodial receipts; and repurchase agreements relating to the above instruments.

     Investment strategy. The Tax-Exempt and Municipal Portfolios may each invest from time to time, on a temporary basis or for temporary defensive purposes, in short-term taxable instruments that are "Eligible Securities" as defined by the SEC for money market funds.

     Special risks. Dividends paid by the Tax-Exempt and Municipal Portfolios that are derived from interest paid on taxable investments will generally be taxable to each Portfolio's shareholders as ordinary income for Federal income tax purposes. The Tax-Exempt and Municipal Portfolios each may not achieve its investment objective when its assets are invested in taxable obligations.

Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where a Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date.

     Investment strategy. Each Portfolio may invest in rated and unrated variable and floating rate instruments to the extent consistent with its investment objective. Unrated instruments may be purchased by a Portfolio if they are determined by the Investment Adviser to be of comparable quality to rated instruments eligible for purchase by the Portfolio. The Portfolios may invest in variable amount master demand notes.

     Special risks. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

     Investment strategy. Each Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Portfolios would generally purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

     Special risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the securities may decrease in value by the time they are actually issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase before the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

                                                                   APPENDIX

Appendix


The financial highlights tables are intended to help you understand the financial performance of Shares of the Portfolios for the past five years. Certain information reflects financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in Shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report is included in the Portfolios' annual report along with the Portfolios' financial statements. The annual report is available upon request and without charge. As of November 30, 1999, Shares of the Municipal Portfolio had not been issued to the public.

Appendix continued



Financial Highlights

Government Select Portfolio


                                                                                          Shares
                                                                   ---------------------------------------------------------------
For the Years Ended November 30,                                     1999           1998         1997       1996         1995
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                 $     1.00     $  1.00   $     1.00   $   1.00      $   1.00
 ...................................................................................................................................
Income from investment operations:
    Net investment income                                                0.05        0.05         0.05       0.05          0.06
 ...................................................................................................................................
Total income from investment operations                                  0.05        0.05         0.05       0.05          0.06
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net investment income                                               (0.05)      (0.05)       (0.05)     (0.05)        (0.06)
 ...................................................................................................................................
Total distributions to shareholders                                     (0.05)      (0.05)       (0.05)     (0.05)        (0.06)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                       $     1.00  $     1.00   $     1.00   $   1.00      $   1.00
 ....................................................................................................................................
Total return (a)                                                         4.94%       5.38%        5.41%      5.31%         5.82%(b)
 ....................................................................................................................................
Ratio to average net assets of:
    Expenses, before waivers and reimbursements                          0.38%       0.39%        0.39%      0.40%         0.41%
 ....................................................................................................................................
    Expenses, net of waivers and reimbursements                          0.20%       0.20%        0.20%      0.20%         0.20%
 ....................................................................................................................................
    Net investment income, before waivers and reimbursements             4.67%       5.12%        5.11%      4.99%         5.46%
 ....................................................................................................................................
    Net investment income, net of waivers and reimbursements             4.85%       5.31%        5.30%      5.19%         5.67%
 ....................................................................................................................................
Net assets at end of year (in thousands)                           $2,150,263  $1,694,869   $1,239,393   $836,349      $685,142
------------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(b) Total return for the year ended November 30, 1995 would have been 5.80% absent the effect of a capital contribution equivalent to $.0002 per share received from Northern Trust Corporation.

APPENDIX



Financial Highlights


Government Portfolio

                                                                                             Shares
                                                                ---------------------------------------------------------------
For the Years Ended November 30,                                    1999        1998          1997          1996         1995
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year............................. $     1.00   $     1.00   $     1.00     $    1.00     $   1.00

Income from investment operations:
    Net investment income......................................       0.05         0.04         0.05          0.05         0.06
Total income from investment operations........................       0.05         0.04         0.05          0.05         0.06

Distributions to shareholders from:
    Net investment income......................................      (0.05)       (0.04)       (0.05)        (0.05)       (0.06)
Total distributions to shareholders............................      (0.05)       (0.04)       (0.05)        (0.05)       (0.06)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................... $     1.00   $     1.00   $     1.00    $     1.00     $   1.00
Total return (a)...............................................       5.08%        5.28%        5.31%         5.20%        5.64%(b)
Ratio to average net assets of:
    Expenses, before waivers and reimbursements................       0.38%        0.40%        0.37%         0.38%        0.40%
    Expenses, net of waivers and reimbursements................       0.35%        0.35%        0.35%         0.35%        0.35%
    Net investment income, before waivers and reimbursements...       4.72%        5.17%        5.16%         5.05%        5.44%
    Net investment income, net of waivers and reimbursements...       4.75%        5.22%        5.18%         5.08%        5.49%
Net assets at end of year (in thousands)....................... $1,565,743   $1,652,870   $1,051,401    $1,268,515     $850,664
-------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(b) Total return for the year ended November 30, 1995 would have been 5.53% absent the effect of a capital contribution equivalent to $.0011 per share received from Northern Trust Corporation.

Appendix continued

Financial Highlights

Diversified Assets Portfolio

                                                                                       Shares
                                                                -------------------------------------------------------
For the Years Ended November 30,                                1999        1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
 .......................................................................................................................
Income from investment operations:
    Net investment income                                      0.05         0.05         0.05         0.05         0.06
 .......................................................................................................................
Total income from investment operations                        0.05         0.05         0.05         0.05         0.06
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net investment income                                     (0.05)       (0.05)       (0.05)       (0.05)       (0.06)

Total distributions to shareholders                           (0.05)       (0.05)       (0.05)       (0.05)       (0.06)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                             $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
Total return (a)                                               4.99%        5.36%        5.42%        5.30%        5.78%(b)
 .......................................................................................................................
Ratio to average net assets of:
    Expenses, before waivers and reimbursements                0.38%        0.38%        0.36%        0.34%        0.34%
 .......................................................................................................................
    Expenses, net of waivers and reimbursements                0.35%        0.35%        0.35%        0.34%        0.34%
 .......................................................................................................................
    Net investment income, before waivers and reimbursements   4.86%        5.28%        5.29%        5.18%        5.63%
 .......................................................................................................................
    Net investment income, net of waivers and reimbursements   4.89%        5.31%        5.30%        5.18%        5.63%
 .......................................................................................................................
Net assets at end of year (in thousands)                 $7,475,275   $4,794,830   $3,941,586   $3,179,529   $2,610,347
-----------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(b) Total return for the year ended November 30, 1995 would have been 5.73% absent the effect of a capital contribution equivalent to $.0005 per share received from Northern Trust Corporation.

                                                                    APPENDIX

Financial Highlights

TAX-EXEMPT PORTFOLIO

                                                                                            Shares
                                                                         -------------------------------------------------
For the Years Ended November 30,                                          1999       1998       1997       1996       1995
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
 ..........................................................................................................................
Income from investment operations:
    Net investment income                                                 0.03       0.03       0.03       0.03       0.04
 ..........................................................................................................................
Total income from investment operations                                   0.03       0.03       0.03       0.03       0.04
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net investment income                                                (0.03)     (0.03)     (0.03)     (0.03)     (0.04)
 ..........................................................................................................................
Total distributions to shareholders                                      (0.03)     (0.03)     (0.03)     (0.03)     (0.04)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                          $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Total return (a)                                                          3.03%      3.31%      3.44%      3.37%      3.71%
 ..........................................................................................................................
Ratio to average net assets of:
    Expenses, before waivers and reimbursements                           0.39%      0.39%      0.39%      0.40%      0.41%
 ..........................................................................................................................
    Expenses, net of waivers and reimbursements                           0.35%      0.35%      0.35%      0.35%      0.35%
 ..........................................................................................................................
    Net investment income, before waivers and reimbursements              2.85%      3.23%      3.34%      3.27%      3.57%
 ..........................................................................................................................
    Net investment income, net of waivers and reimbursements              2.89%      3.27%      3.38%      3.32%      3.63%
 ..........................................................................................................................
Net assets at end of year (in thousands)                              $555,692   $748,151   $585,159   $638,507   $803,730
--------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year.

For More Information

--------------------------------------------------------------------------------

     ANNUAL/     Additional information about the Portfolios' investments is
  SEMIANNUAL     available in the Portfolios' annual and semiannual reports
      REPORT     to shareholders.


--------------------------------------------------------------------------------

STATEMENT OF     Additional information about the Portfolios and their policies
  ADDITIONAL     is also available in the Portfolios' Statement of Additional
 INFORMATION     Information ("SAI"). The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

                 The Portfolios' annual and semiannual reports and the SAI are available free upon request by calling (800) 637-1380.

                 To obtain other information and for shareholder inquiries:

                 By telephone -- Call (800) 637-1380

                 By mail -- Northern Institutional Funds
                            P.O. Box 75943
                            Chicago, IL 60675-5943

                 On the Internet-- Text-only versions of the Portfolios' documents are available on the SEC's website at http://www.sec.gov

                 You may review and obtain copies of Trust documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Trust documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.


                 Northern
                 Institutional Funds
                 SHARES PROSPECTUS

                 811-3605

INVESTMENT ADVISERS
The Northern Trust Company
Northern Trust Quantitative Advisors, Inc.
50 South LaSalle Street
Chicago, Illinois 60675


TRANSFER AGENT
AND CUSTODIAN

The Northern Trust Company



   NIF SHRPRO0400

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                                    SHARES

                         NORTHERN INSTITUTIONAL FUNDS

                          GOVERNMENT SELECT PORTFOLIO
                             GOVERNMENT PORTFOLIO
                         DIVERSIFIED ASSETS PORTFOLIO
                             TAX-EXEMPT PORTFOLIO
                              MUNICIPAL PORTFOLIO


     This Statement of Additional Information dated April 1, 2000 (the "Additional Statement") is not a prospectus. Copies of the prospectus dated April 1, 2000 for the Shares of the Government Select, Government, Diversified Assets, Municipal and Tax-Exempt Portfolios (the "Portfolios") of Northern Institutional Funds (each, a "Prospectus") may be obtained without charge by calling 1-800-637-1380 (toll-free). Each Portfolio also offers two additional share classes, Service Shares and Premier Shares, which are described in a separate statement of additional information. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

     The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1999 (except for Municipal Portfolio, which did not commence operations during the period) are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling 1-800-637-1380 (toll-free).

                                     INDEX

                                                                               Page
                                                                               ----
ADDITIONAL INVESTMENT INFORMATION............................................     3
          Classification and History.........................................     3
          Investment Objectives, Strategies and Risks........................     3
          Investment Restrictions............................................    13
ADDITIONAL TRUST INFORMATION.................................................    16
          Trustees and Officers..............................................    16
          Investment Adviser, Transfer Agent and Custodian...................    24
          Portfolio Transactions.............................................    28
          Co-Administrators and Distributor..................................    28
          Counsel and Auditors...............................................    31
          In-Kind Purchases and Redemptions..................................    31
          Third-Party Fees and Requirements..................................    32
PERFORMANCE INFORMATION......................................................    32
AMORTIZED COST VALUATION.....................................................    34
DESCRIPTION OF SHARES........................................................    36
ADDITIONAL INFORMATION CONCERNING TAXES......................................    41
          General............................................................    41
          Special Tax Considerations Pertaining to the Tax-Exempt Portfolio..    42
          Foreign Investors..................................................    43
          Conclusion.........................................................    44
OTHER INFORMATION............................................................    44
FINANCIAL STATEMENTS.........................................................    45
APPENDIX A...................................................................   A-1

                               ----------------

No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering of Shares made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

                       ADDITIONAL INVESTMENT INFORMATION

Classification and History

     Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

     Each Portfolio is a series of the Trust, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust, is the result of a reorganization of a Massachusetts business trust known as The Benchmark Funds on March 31, 1998. The Trust's name was changed from The Benchmark Funds to the Northern Institutional Funds on July 15, 1998. The Trust also offers six fixed income, one balanced, and nine equity portfolios, which are not described in this document.

Investment Objectives, Strategies and Risks

     The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectus. The investment objective of each Portfolio (except Municipal Portfolio) may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment policies may be changed without shareholder approval.

Commercial Paper, Bankers' Acceptances, Certificates of Deposit and Time
Deposits

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party.


     As stated in the Prospectus, the Diversified Assets Portfolio may invest a portion of its assets in the obligations of foreignbanks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S.dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee Bas"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

     The Diversified Assets Portfolio may also invest in high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Group, Inc. ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), Duff 2 or higher by Duff & Phelps Credit Rating Co. ("D&P"), F-2 or higher by Fitch IBCA, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW"). The Diversified Assets Portfolio may also invest in rated and unrated corporate bonds, notes, paper and other instruments that are of comparable quality to the commercial paper permitted to be purchased by the Portfolio.

Zero Coupon Bonds

     To the extent consistent with their investment objectives, the Portfolios may invest in zero coupon bonds. Zero coupon bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree of changes in interest rates than interest bearing securities having similar maturities and credit quality.

     Zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, a Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, a Portfolio is nonetheless required to accrue income on such investment for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy Federal tax distribution requirements applicable to the Portfolio.

Asset-Backed Securities

     To the extent described in the Prospectus, the Diversified Assets, Tax-Exempt and Municipal Portfolios may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such difficulties are not, however, expected to have a significant effect on the Diversified Assets, Tax-Exempt and Municipal Portfolios since the remaining maturity of any asset-backed security acquired, as calculated under applicable SEC regulations, will be 397 days or less.

     Asset-backed securities acquired by the Diversified Assets, Tax-Exempt and Municipal Portfolios may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolio will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of FNMA and are not backed by or entitled to full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Supranational Bank Obligations

     The Diversified Assets, Municipal and Tax-Exempt Portfolios may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the International Bank for Reconstruction and Development). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

U.S. Government Obligations

     Examples of the types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, and the Maritime Administration.

     Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are also deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

     To the extent consistent with its investment objectives, the Portfolios may invest in a variety of US. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies and instrumentalities. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Custodial Receipts for Treasury Securities

     The Portfolios (other than the Government Select Portfolio) may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

U.S. Treasury STRIPS

     The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. All Portfolios, including the Government Select Portfolio, may acquire securities registered under the STRIPS program.

Bank and Deposit Notes

     The Diversified Assets Portfolio may purchase bank and deposit notes. Bank notes rank junior to deposit liabilities of banks and paripassu with
                                                           ---------
other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Variable and Floating Rate Instruments

     With respect to the variable and floating rate instruments that may be acquired by the Portfolios as described in the Prospectus, Northern Trust Company (the "Investment Adviser" or "Northern") will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is of "high quality," the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Portfolios will invest in variable and floating rate instruments only when Northern deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by Northern to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Portfolios. In determining weighted average portfolio maturity, an instrument may, subject to the Securities and Exchange Commission's (the "SEC") regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Portfolio include variable amount master demand notes, which permit the indebtness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

     Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio's limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days absent a reliable trading market.

Investment Companies

     With respect to the investments of the Portfolios in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act), or
(b)(i) not more than 5% of the value of the total assets of a Portfolio will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio.

     Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

     If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

     A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust.

Repurchase Agreements

     Each Portfolio may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered loans under the 1940 Act. Securities subject to repurchase agreements are held either by the Trust's custodian (or subcustodian, if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements

     Each Portfolio may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Securities Lending

     Collateral for loans of portfolio securities made by a Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

Forward Commitments and When-Issued Securities

     Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

     A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.

     When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments until three days prior to the settlement date, or otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

Insurance Funding Agreements

     The Diversified Assets Portfolio may invest in insurance funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist.

Yields and Ratings

     The yields on certain obligations, including the money market instruments in which the Portfolios invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, D&P, Fitch and TBW represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this document.

     Subject to the limitations stated in the Prospectus, if a security held by the Portfolio undergoes a rating revision, the Portfolios may continue to hold the security if the Investment Adviser determines such retention is warranted.

Municipal Instruments

     Municipal instruments are high quality, short-term instruments, the interest on which is, in the opinion of bond counsel to the issuers, exempt from Federal income tax. Opinions relating to the validity of municipal instruments and to Federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance.
Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

     Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

     Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

     Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser, under the supervision of the Trust's Board of Trustees, will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be cancelled.

     The Tax-Exempt and Municipal Portfolios may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Municipal bonds with a series of maturity dates are called Serial Bonds. The Tax-Exempt Portfolio and the Municipal Portfolio may purchase Serial Bonds and other long-term securities provided that they have a remaining maturity meeting the Portfolios' maturity requirements. The Portfolios may also purchase long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolios obtain at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. Put Bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Portfolios might hold long-term Put Bonds on which defaults occur following acquisition by the Portfolios.

     Municipal instruments purchased by the Tax-Exempt Portfolio and Municipal Portfolio may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause loss to a Portfolio that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

     The Tax-Exempt Portfolio and Municipal Portfolio may invest in fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, AA or higher by D&P or F-2 or higher by Fitch and tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, D&P 2 or higher by D&P or F-2 or higher by Fitch. The Tax-Exempt Portfolio and Municipal Portfolio may also invest in rated and unrated municipal bonds, notes, paper or other instruments that are of comparable quality to the tax-exempt commercial paper permitted to be purchased by the Portfolios.

     The Tax-Exempt Portfolio and Municipal Portfolio may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Portfolios may also purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular Federal income tax. Certificates of participation are a type of floating or variable rate obligation that represents interests in a pool of municipal obligations held by a bank.

     An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.


     From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the Federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Tax-Exempt and Municipal Portfolios and their liquidity and value. In such an event the Board of Trustees would reevaluate the Portfolios' investment objectives and policies and consider changes in its structure or possible dissolution.

     As stated below, as a matter of fundamental policy, at least 80% of the Tax-Exempt and Municipal Portfolios' net assets, respectively, will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, if any, exempt from regular Federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Taxable investments will consist exclusively of instruments that may be purchased by the Diversified Assets Portfolio. The risks associated with these investments are described in the Prospectus.



     Certain of the municipal instruments held by the Municipal and the Tax-Exempt Portfolios may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bond holders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Portfolios may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

     As described in the Prospectus, the Municipal and Tax-Exempt Portfolios may invest in municipal leases, which may be considered liquid under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under the supervision of the Trust's Board of Trustees, will also consider marketability of a municipal lease obligations based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

     Currently, it is not the intention of the Portfolios to invest more than 25% of the value of their total assets in municipal instruments whose issuers are in the same state.

Standby Commitments

     The Tax-Exempt and Municipal Portfolios may enter into standby commitments with respect to municipal instruments held by them, respectively. Under a standby commitment, a dealer agrees to purchase at the Portfolio's option a specified municipal instrument. Standby commitments may be exercisable by the Tax-Exempt and Municipal Portfolios at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

     The Tax-Exempt and Municipal Portfolios expect that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax-Exempt and Municipal Portfolios may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held either Portfolio will not exceed 1/2 of 1% of the value the Portfolio's total assets calculated immediately after each standby commitment is acquired.

     The Tax-Exempt and Municipal Portfolios intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser's opinion, present minimal credit risks. The Tax-Exempt and Municipal Portfolios will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where the Tax-Exempt and Municipal Portfolios pay directly or indirectly for a standby commitment, the Portfolios' costs will be reflected as an unrealized loss for the period during which the commitment is held by the Tax-Exempt and Municipal Portfolios and will be reflected in realized gain or loss when the commitment is exercised or expires.

Illiquid or Restricted Securities

     Each Portfolio may invest up to 10% of its net assets in securities that are illiquid. The Portfolios may purchase commercial paper issued pursuant to
Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Investment Restrictions

     Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:


     (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities and (d) loans to affiliates of the Portfolio to the extent permitted by law.


     (2) Purchase or sell real estate or securities issued by real estate investment trusts, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.


     (3) Invest in commodities or commodity contracts, except that a Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.


     (4) Invest in companies for the purpose of exercising control or management.

     (5) Act as underwriter of securities (except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies).

     (6) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

     (7) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. For the purpose of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     (8)  Borrow money, except that to the extent permitted by applicable law
     (a) the Portfolios may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33-1/3% of their total assets (including the amount borrowed) or such percentage permitted by law (b) the Portfolios may borrow up to an additional 5% of their total assets for temporary purposes, (c) the Portfolios may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Portfolios may purchase securities on margin. If due to market fluctuations or other reasons the Portfolios' borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

     (9) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

                                  *    *    *

     For the purposes of Restriction Nos. 1 and 8 above, the Portfolios expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of April 1, 2000, the Portfolios had not filed such an exemptive application.

     The freedom of action reserved in Restriction No. 7 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for "Eligible Securities" as described in the Prospectus.


     Also, as a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Tax-Exempt Portfolio and Municipal Portfolio, at least 80% of the net assets of the Portfolios will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, exempt from regular Federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Interest earned on "private activity bonds" that is treated as an item of tax preference under Federal alternative minimum tax will be deemed by the Municipal Portfolio, but will not be deemed by the Tax-Exempt Portfolio, to be exempt from regular Federal income tax for purposes of determining whether the Municipal and Tax-Exempt Portfolios meet this fundamental policy.



      Except to the extent otherwise provided in Investment Restriction No. 7, for the purpose of such restriction in determining industry classification the Trust intends to use the industry classification titles in the Bloomberg Industry Group Classifications.

     In applying Restriction No. 7 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

     Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.

     The Portfolios intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. Government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Portfolio's total assets at the time of purchase, except that 25% of the value of the total assets of each Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, a Portfolio may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Portfolio may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. Government or an agency thereof. In addition, the Tax-Exempt and Municipal Portfolios will limit their investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two nationally recognized statistical rating organizations (each an "NRSRO") (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to First Tier Securities ("Second Tier Securities"), to 5% of its total assets, with investments in any one such issuer being limited to no more than 1% of the Portfolio's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are municipal instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Diversified Assets Portfolio will limit its investments in all Second Tier Securities (that are not subject to a Guarantee) in accordance with the foregoing percentage limitations.

     In addition to the foregoing, each Portfolio is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features.

                         ADDITIONAL TRUST INFORMATION

Trustees and Officers

     The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

Name                               Position(s)     Principal Occupation(s)
and Address              Age       with Trust      During Past 5 Years
-----------              ---       -----------     -------------------
Richard G. Cline         65        Trustee         Chairman, Hawthorne Investors, Inc. (a
4200 Commerce Court,                               management advisory services and
Suite 300                                          private investment company) since
Lisle, IL 60532                                    January 1996; Chairman, Hussman
                                                   International, Inc. (a refrigeration
                                                   company) since 1998, Chairman and CEO
                                                   of NICOR Inc. (a diversified public
                                                   utility holding company) from 1986 to
                                                   1995, and President, 1992-1993;
                                                   Chairman, Federal Reserve Bank of
                                                   Chicago from 1992 to 1995; and Deputy
                                                   Chairman from 1995 to 1996. Director:
                                                   Whitman Corporation (a diversified
                                                   holding company); Kmart Corporation (a
                                                   retailing company); Ryerson Tull, Inc.
                                                   (a metals distribution company) and
                                                   University of Illinois Foundation.
                                                   Trustee:  Northern Funds.

Edward J. Condon, Jr.    60        Trustee         Chairman of The Paradigm Group, Ltd.
Sears Tower, Suite 9650                            (a financial advisor) since July 1993;
233 S. Wacker Drive                                Vice President and Treasurer of Sears,
Chicago, IL 60606                                  Roebuck and Co. (a retail corporation)
                                                   from February 1989 to July 1993;
                                                   Member of Advisory Board of Real-Time
                                                   USA, Inc. (a software development
                                                   company); Member of the Board of
                                                   Managers of The Liberty Hampshire
                                                   Company, LLC (a receivable
                                                   securitization company); Vice Chairman
                                                   and Director of Energenics L.L.C. (a
                                                   waster to energy recycling company).
                                                   Director:  University Eldercare, Inc.
                                                   (an Alzheimer's disease research and
                                                   treatment company); Financial Pacific
                                                   Company (a small business leasing
                                                   company).  Trustee: Dominican
                                                   University. Trustee:  Northern Funds.

Name                                     Position(s)     Principal Occupation(s)
and Address                    Age       with Trust      During Past 5 Years
-----------                    ---       -----------     -------------------
Mr. Wesley M. Dixon, Jr.       72        Trustee         Director of Kinship Capital
400 Skokie Blvd., Suite 300                              Corporation (a financial services
Northbrook, Illinois  60062                              company) since 1985 to 1996, Vice
                                                         Chairman and Director of G.D. Searle &
                                                         Co. (manufacture and sale of food
                                                         products and pharmaceuticals) from
                                                         1977 to 1985 and President of G.D.
                                                         Searle & Co. prior thereto.  Trustee:
                                                         Northern Funds.

Mr. William J. Dolan, Jr.      67        Trustee         Partner of Arthur Andersen & Co. S.C.
1534 Basswood Circle                                     (an accounting firm) from 1966 to
Glenview, Illinois  60025                                1989. Financial Consultant, Ernst &
                                                         Young (an accounting firm) from 1992
                                                         to 1993 and 1997. Former Director:
                                                         Household Bank from 1995 to 2000;
                                                         First Central National Life
                                                         Insurance Company from 1998 to 2000.
                                                         Trustee: Northern Funds.

John W. English                67        Trustee         Private Investor; Vice President and
50-H New England Ave.                                    Chief Investment Officer of The Ford
P.O. Box 640                                             Foundation (a charitable trust) from
Summit, NJ 07902-0640                                    1981 to 1993.  Trustee: The China
                                                         Fund, Inc., Select Sector SPDR Trust;
                                                         WM Funds; American Red Cross in
                                                         Greater New York; Mote Marine
                                                         Laboratory (a non-profit marine
                                                         research facility); and United Board
                                                         for Christian Higher Education in
                                                         Asia. Trustee:  Northern Funds.

Mr. Raymond E. George, Jr.     69*       Trustee         Senior Vice President and Senior
703 Prospect Avenue                                      Fiduciary Officer of The Northern
Winnetka, Illinois  60093                                Trust Company from 1990 to 1993.
                                                         Trustee: Northern Funds.

Name                                     Position(s)     Principal Occupation(s)
and Address                    Age       with Trust      During Past 5 Years
-----------                    ---       -----------     -------------------
Sandra Polk Guthman            56        Trustee         President and CEO of Polk Bros.
420 N. Wabash Avenue                                     Foundation (an Illinois not-for-profit
Suite 204                                                corporation) from 1993 to present;
Chicago, IL 60611                                        Director of Business Transformation
                                                         from 1992-1993, and Midwestern
                                                         Director of Marketing from 1988-1992,
                                                         IBM (a technology company); Director of
                                                         MB Financial Corp. from 1995 to 2000
                                                         (a bank holding company). Director:
                                                         MBIA Insurance Corporation of Illinois
                                                         (a municipal bond insurance company).
                                                         Trustee:  Northern Funds.




Mr. Michael E. Murphy          63**      Trustee         President of Sara Lee Foundation
Suite 2222                                               (philanthropic organization) since
20 South Clark Street                                    November 1997.  Vice Chairman and
Chicago, Illinois 60603                                  Chief Administrative Officer of Sara
                                                         Lee Corporation (a consumer product
                                                         company) from November 1994 to October
                                                         1997; Vice Chairman and Chief
                                                         Financial and Administrative Officer
                                                         of Sara Lee Corporation from July 1993
                                                         to November 1994. Director: Payless
                                                         Shoe Source, Inc., (a retail shoe
                                                         store business); True North
                                                         Communications, Inc. (a global
                                                         advertising and communications holding
                                                         company); American General Corporation
                                                         (a diversified financial services
                                                         company); GATX Corporation (a railroad
                                                         holding company); Bassett Furniture
                                                         Industries, Inc. (a furniture
                                                         manufacturer) Trustee: Northern Funds.

Mary Jacobs Skinner, Esquire   42***     Trustee         Partner in the law firm of Sidley &
One First National Plaza                                 Austin.  Trustee: Northern Funds.
Chicago, Illinois 06063

Name                                     Position(s)     Principal Occupation(s)
and Address                    Age       with Trust      During Past 5 Years
-----------                    ---       -----------     -------------------
William H. Springer            71        Trustee         Vice Chairman of Ameritech (a
701 Morningside Drive                                    telecommunications holding company)
Lake Forest, IL 60045                                    from February 1987 to August 1992;
                                                         Vice Chairman, Chief Financial and
                                                         Administrative Officer of Ameritech
                                                         prior 1987. Director: Walgreen Co. (a
                                                         retail drug store business); Baker,
                                                         Fentress & Co. (a closed-end,
                                                         non-diversified management investment
                                                         company). Trustee: Goldman Sachs
                                                         Trust; Goldman Sachs Variable
                                                         Insurance Trust. Trustee:  Northern
                                                         Funds.

Richard P. Strubel             61        Trustee         President and Chief Operating Officer,
737 N. Michigan Avenue                                   UNext.com (a provider of educational
Suite 1405                                               services via the internet) since 1999;
Chicago, IL 60611                                        Managing Director of Tandem Partners,
                                                         Inc. (a privately held management
                                                         services firm) from 1990 to 1999;
                                                         President and Chief Executive Officer,
                                                         Microdot, Inc. (a privately held
                                                         manufacturing firm) from 1984 to 1994;
                                                         Director: Gildan Activewear, Inc. (an
                                                         athletic clothing marketing and
                                                         manufacturing company); Children's
                                                         Memorial Medical Center. Trustee:
                                                         University of Chicago;  Goldman Sachs
                                                         Trust; Goldman Sachs Variable
                                                         Insurance Trust. Trustee:  Northern
                                                         Funds.

Name                                     Position(s)     Principal Occupation(s)
and Address                    Age       with Trust      During Past 5 Years
-----------                    ---       -----------     -------------------
Stephen Timbers                55****    Chairman and    President of Northern Trust Global
50 South LaSalle Street                  Trustee         Investments, a division of Northern
Chicago, Illinois 60675                                  Trust Corporation and Executive Vice
                                                         President, The Northern Trust Company
                                                         since 1998; President, Chief Executive
                                                         Officer and Director of Zurich Kemper
                                                         Investments (a financial services
                                                         company) from 1996 to 1998; President,
                                                         Chief Operating Officer and Director
                                                         of Kemper Corporation  (a financial
                                                         services company) from 1992 to 1996;
                                                         President and Director of Kemper Funds
                                                         (a registered investment company) from
                                                         1990 to 1998.  Director: LTV
                                                         Corporation (a steel producer).
                                                         Trustee:  Northern Funds.

Jylanne M. Dunne               40        President       Senior Vice President for Distribution
4400 Computer Drive                                      Services at PFPC Inc. ("PFPC")
Westborough, MA 01581                                    (formerly First Data Investor Services
                                                         Group, Inc. ("FDISG")) (since 1988).

Archibald E. King              42        Vice            Senior Vice President and other postions
                                         President       at the Northern Trust Company (since 1979).

Lloyd A. Wennlund              42        Vice            Senior Vice President and other positions
                                         President       at the Northern Trust Company, President of
                                                         Northern Trust Securities, Inc., and Managing
                                                         Executive, Mutual Funds for Northern
                                                         Trust Global Investments (since 1989).

Brian R. Curran                32        Vice            Director of Fund Administration at
4400 Computer Drive                      President and   PFPC (formerly FDISG) (since 1997);
Westborough, MA 01581                    Treasurer       Director of Fund Administration at
                                                         State Street Bank & Trust Company
                                                         (February 1997 to October 1997);
                                                         Senior Auditor at Price Waterhouse
                                                         L.L.P. (an accounting firm) (February
                                                         1994 to February 1997).

Judith E. Clear                33        Assistant       Client Treasury Manager of Mutual Fund
4400 Computer Drive                      Treasurer       Administration at PFPC since 1997;
Westborough, MA 01581                                    Compliance Manager at Citizens Trust
                                                         from 1994 to 1996.

Name                                     Position(s)     Principal Occupation(s)
and Address                    Age       with Trust      During Past 5 Years
-----------                    ---       -----------     -------------------
Suzanne E. Anderson            27        Assistant       Client Treasury Manager of Mutual Fund
4400 Computer Drive                      Treasurer       Administration at PFPC Inc. (since
Westborough, MA 01581                                    August 1998); Manager of Fund
                                                         Administration at State Street Bank &
                                                         Trust Company (October 1996 to August
                                                         1998); Fund Administrator at State
                                                         Street Bank & Trust Company (October
                                                         1995 to October 1996); Mutual Fund
                                                         Accountant at The Boston Company
                                                         (prior thereto).

Jeffrey A. Dalke               49        Secretary       Partner in the law firm of Drinker
                                                         Biddle & Reath LLP.

Linda J. Hoard                 52        Assistant       Vice President at PFPC (formerly
4400 Computer Drive                      Secretary       FDISG) (since 1998); Attorney
Westborough, MA 01581                                    Consultant for Fidelity Management &
                                                         Research (a financial service
                                                         company); Investors Bank & Trust
                                                         Company (a financial service provider)
                                                         and FDISG (September 1994 to June
                                                         1998).

Therese Hogan                  37        Assistant       Director of the State Regulation
4400 Computer Drive                      Secretary       Department at PFPC (formerly FDISG)
Westborough, MA 01581                                    (since 1994).


* Mr. George is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
** Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
*** Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern.
**** Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or Northern or NTQA.

     Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern, PFPC, Northern Funds Distributors, LLC ("NFD"), and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by Northern under its Advisory Agreement, Transfer Agency Agreement, Custodian Agreement, Foreign Custody Agreement and Co-Administration

Agreement with the Trust, by PFPC under its Co-Administration Agreement with the Trust and by NFD under its Distribution Agreement with the Trust, the Trust itself requires no employees.

     Each officer holds comparable positions with certain other investment companies of which NFD, PFPC or an affiliate thereof is the investment adviser, administrator and/or distributor.


     Each Trustee, except Mr. Timbers, earns a quarterly retainer of $6,750 and the Chairman of the Board earns a quarterly retainer of $10,125. Each Trustee, including the Chairman of the Board, earns an additional fee of $2,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

     In addition, the Trustees have established an Audit Committee consisting of two members including a Chairman of the Committee. The Audit Committee members are Messrs. Condon and Strubel (Chairman). Each member earns a fee of $2,500 for each meeting attended and the Chairman earns a quarterly retainer of $1,500.

     Each Trustee will hold office for an indefinite term until the earliest of
(1) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (2) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust, or (3) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the fiscal year of the Trust in which he or she attains the age of 72 years.


     The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also PFPC officers (except Mr. Dalke, Mr. King and Mr. Wennlund), receives fees from the Trust for administrative services.


     Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal Services.


     Northern Trust Company, of which Mr. King and Mr. Wennlund are officers, receives fees from the Trust as investment adviser, custodian, transfer agent and co-administrator.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 1999:

                                                                                                                  Total
                                Government                        Diversified                                     Compensation
                                  Select          Government        Assets       Municipal       Tax-Exempt       from Fund
                                 Portfolio        Portfolio        Portfolio     Portfolio+      Portfolio        Complex
                                 ---------        --------         ---------     ----------      ---------        -------
Stephen B. Timbers**              $    0            $    0          $     0            n/a         $    0          $     0
William H. Springer                7,950             6,890           19,610            n/a          3,180           53,000
Richard G. Cline                   5,925             5,135           14,615            n/a          2,370           39,500
Edward J. Condon, Jr.              6,675             5,785           16,465            n/a          2,670           44,500
John W. English                    5,925             5,135           14,615            n/a          2,370           39,500
Sandra Polk Guthman                5,925             5,135           14,615            n/a          2,370           39,500
Frederick T. Kelsey*               6,675             5,785           16,465            n/a          2,670           44,500
Richard P. Strubel                 7,575             6,565           18,685            n/a          3,030           50,500
Wesley M. Dixon, Jr.**                 0                 0                0            n/a              0           22,500
William J. Dolan, Jr.**                0                 0                0            n/a              0           22,500
Raymond E. George, Jr.**               0                 0                0            n/a              0           21,250
Michael E. Murphy**                    0                 0                0            n/a              0           22,500
Mary Jacobs Skinner**                  0                 0                0            n/a              0           22,500

*    Frederick Kelsey retired from the Board of Trustees on November 30, 1999.
** Not a Trustee of the Northern Institutional Funds during the period ended November 30, 1999.
+    Municipal Portfolio did not commence operations during the period.

The Trust does not provide pension or retirement benefits to its Trustees.


     The Trust, its investment adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

Investment Adviser, Transfer Agent and Custodian

     Northern Trust Company (the "Investment Adviser" or "Northern"), a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company, is one of the nation's leading providers of trust and investment management services. As of December 31, 1999, Northern and its affiliates had over $299.1 billion in assets under management for clients including public and private retirement funds, endowments, foundations, trusts, corporations, and individuals. Northern is one of the strongest banking organizations in the United States. Northern believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees, (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of Federal regulations, (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs, and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives.



     Under its Advisory Agreement with the Trust, Northern, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for each Portfolio and placing purchase and sale orders for the portfolio transactions of the Portfolios. In connection with portfolio transactions for the Portfolios, which are generally done at a net price without a broker's commission, Northern's Advisory Agreement provides that Northern shall attempt to obtain the best net price and execution.

     Northern's investment advisory duties for the Trust are carried out through its Trust Department. On occasions when Northern deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by it (including any other Portfolio, investment company or account for which Northern acts as adviser), the Investment Advisory Agreement provides that Northern, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Northern in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Investment Advisory Agreement permits Northern, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of Northern's opinion of the reliability and quality of such broker or dealer.

     The Advisory Agreement provides that Northern may render similar services to others so long as its services under such Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify Northern against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.

     Under its Transfer Agency Agreement with the Trust, Northern has undertaken to (1) answer customer inquiries regarding the current yield of, and certain other matters (e.g. account status information) pertaining to, the Trust, (2) process purchase and redemption transactions, including transactions generated by any service provided outside of the Agreement by Northern, its affiliates or correspondent banks whereby customer account cash balances are automatically invested in shares of the Portfolios, and the disbursement of the proceeds of redemptions, (3) establish and maintain separate omnibus accounts with respect to shareholders investing through Northern or any of its affiliates and correspondent banks and act as transfer agent and perform sub-accounting services with respect to each such account, (4) provide periodic statements showing account balances, (5) mail reports and proxy materials to shareholders,
(6) provide information in connection with the preparation by the Trust of various regulatory reports and prepare reports to the Trustees and management,
(7) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions), (8) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts, (9) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors, (10) furnish the Trust all pertinent Blue Sky information, (11) perform all required tax withholding, (12) preserve records, and (13) furnish necessary office space, facilities and personnel. Northern may appoint one or more sub-transfer agents in the performance of its services.

     As compensation for the services rendered by Northern under the Transfer Agency Agreement with respect to the Shares described in this Additional Statement and the assumption by Northern of related expenses, Northern is entitled to a fee from the Trust, calculated daily and payable monthly, at an annual rate equal to $18 for each subaccount relating to such Shares of the Portfolios. This fee which is borne solely by the Shares described in this Additional Statement and not by the Portfolios' other share classes, is subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment. Different transfer agency fees are payable with respect to the Portfolios' different share classes. Northern's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that Northern would otherwise receive. Conflict-of-interest restrictions under state and Federal law (including the Employee Retirement Income Security Act of 1974) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Shares of the Portfolios.

     Under its Custodian Agreement with the Trust, Northern (1) holds each Portfolio's cash and securities, (2) maintains such cash and securities in separate accounts in the name of the Portfolio, (3) makes receipts and disbursements of funds on behalf of the Portfolio, (4) receives, delivers and releases securities on behalf of the Portfolio, (5) collects and receives all income, principal and other payments in respect of the Portfolio's securities held by Northern under the Custodian Agreement, and (6) maintains the accounting records of the Trust. Northern may employ one or more subcustodians, provided that Northern, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern and that the responsibility or liability of the subcustodian to Northern shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian. Northern may also appoint agents to carry out such of the provisions of the Custodian Agreement as Northern may from time to time direct, provided that the appointment of an agent shall not relieve Northern of any of its responsibilities under the Agreement.

     As compensation for the services rendered to the Trust by Northern as custodian, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that Northern as custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by Northern as custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment.

     Northern's fees under the Custodian Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

          Unless sooner terminated, each of the Advisory Agreement, Transfer Agency Agreement and Custodian Agreement between Northern and the Trust will continue in effect with respect to a particular Portfolio until April 30, 2000, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) on 60 days' written notice to Northern and by Northern on 60 days' written notice to the Trust.

     For the fiscal years ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (except Municipal Portfolio, which did not commence operations during the period) (after fee waivers) was as follows:

                                                  1999            1998            1997
                                                  ----            ----            ----
Government Select Portfolio                   $ 1,857,385     $ 1,460,037      $1,018,270
Government Portfolio                            3,854,646       3,337,292       3,243,435
Diversified Assets Portfolio                   13,909,480      10,271,332       8,945,126
Tax-Exempt Portfolio                            1,665,500       1,712,721       1,731,407

     In addition, for the fiscal years ended November 30, 1999, 1998 and 1997, Northern waived advisory fees with respect to the Government Select Portfolio in the amounts of $2,786,104, $2,193,181 and $1,527,701, respectively.

     For the fiscal years ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio (except Municipal Portfolio, which did not commence operations during the period) was as follows:

                                                  1999             1998            1997
                                                  ----             ----            ----
Government Select Portfolio                    $ 35,078          $ 28,041        $ 30,361
Government Portfolio                             36,436            51,087          35,042
Diversified Assets Portfolio                    153,309           182,267         127,270
Tax-Exempt Portfolio                             22,320            28,191          22,028

     For the fiscal years ended November 30 as indicated, the amount of custodian fees incurred by each Portfolio (except Municipal Portfolio, which did not commence operations during the period) was as follows:

                                                  1999            1998            1997
                                                  ----            ----            ----
Government Select Portfolio                     $205,435        $181,920        $ 97,683
Government Portfolio                             176,812         179,186         140,110
Diversified Assets Portfolio                     577,833         425,371         412,075
Tax-Exempt Portfolio                              90,540          86,026         100,513

     Northern is active as an underwriter of municipal instruments. Under the 1940 Act, the Portfolios are precluded, subject to certain exceptions, from purchasing in the primary market those municipal instruments with respect to which Northern is serving as a principal underwriter. In the opinion of Northern, this limitation will not significantly affect the ability of the Portfolios to pursue their respective investment objectives.

     Under a Service Mark License Agreement (the "Agreement") with the Trust, Northern Trust Corporation has agreed that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds."

Portfolio Transactions

     For the fiscal years ended November 30, 1999, 1998 and 1997, all portfolio transactions for the Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolios. Purchases by the Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.

     During the fiscal year ended November 30, 1999, the Diversified Assets Portfolio acquired and sold securities of Bear Sterns & Co., Morgan Stanley Dean Witter & Co., and Lehman Brothers, Inc., each a regular broker/dealer. At November 30, 1999, the Diversified Assets Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $36,619,000.

     During the fiscal year ended November 30, 1999, the Government Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parents.

     During the fiscal year ended November 30, 1999, the Government Select Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parents.

     During the fiscal year ended November 30, 1999, the Tax-Exempt Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parents.

     During the fiscal year ended November 30, 1999, the Municipal Portfolio had not yet commenced operations.

Co-Administrators and Distributor


     Effective May 1, 1999, Northern and PFPC (formerly FDISG), 4400 Computer Drive, Westborough, Massachusetts 01581, act as co-administrators for the Portfolios under a Co-Administration Agreement with the Trust. Subject to the general supervision of the Trust's Board of Trustees, Northern and PFPC
(the "Co-Administrators") provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (a) maintaining office facilities and furnishing corporate officers for the Trust;
(b) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (c) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (d) preparing and submitting reports to the Trust's shareholders and the SEC; (e) preparing and printing financial statements; (f) preparing monthly Portfolio profile reports; (g) preparing and filing the Trust's Federal and state tax returns (other than those required to be filed by the Trust's custodian and transfer agent) and providing shareholder tax information to the Trust's transfer agent; (h) assisting in marketing strategy and product development; (i) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (j) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (k) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (l) monitoring the Trust's arrangements with respect to services provided by Servicing Agents to their customers who are the beneficial owners of shares, pursuant to servicing agreements between the Trust and such Servicing Agents.

     Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of .10% of the average daily net assets of each Portfolio. The Co-Administrators will reimburse each Portfolio for its expenses (including administration fees payable to the Co-Administrators, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis .10% of each Portfolio's average daily net assets.

     For the period May 1, 1999, through the fiscal year ended November 30, 1999, the Co-Administrators received fees under their co-administration agreement with the Trust (except for the Municipal Portfolio which did not commence operations during the period) in the amount of:

                                                     May 1, 1999 -
                                                   November 30, 1999
                                                   -----------------


Government Select Portfolio.......................     $1,111,703
Government Portfolio..............................        944,829
Diversified Assets Portfolio......................      3,551,511
Tax-Exempt Portfolio..............................        340,887


     Additionally, for the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators voluntarily reimbursed each Portfolio (except for the Municipal Portfolio which did not commence operations during the period) for its expenses reducing administration fees in the following amounts:

                                                     May 1, 1999 -
                                                   November 30, 1999
                                                   -----------------

Government Select Portfolio......................      $  325,664
Government Portfolio.............................         272,925
Diversified Assets Portfolio.....................         804,125
Tax-Exempt Portfolio.............................         147,691


     Prior to May 1, 1999, Goldman, Sachs & Co. ("Goldman Sachs"), 85 Broad Street, New York, New York 10004, acted as the Trust's administrator pursuant to an administration agreement similar to the Co-Administration Agreement currently in effect with Northern and PFPC. For the fiscal years ended November 30 as indicated, Goldman Sachs received fees under its administration agreement with the Trust in the amount of:

                                            December 1, 1998
                                          through April 30, 1999                   1998                     1997
                                          ----------------------                   ----                     ----
Government Select Portfolio                    $  745,682                       $1,460,037              $1,048,482
Government Portfolio                              597,018                        1,334,907               1,208,401
Diversified Assets Portfolio                    2,012,240                        4,108,503               3,082,370
Tax-Exempt Portfolio                              325,308                          685,084                 749,232


     In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs had agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceeded a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during a fiscal year, Goldman Sachs would waive a portion of its administration fees during the following fiscal year. There were no waivers by Goldman Sachs pursuant to this agreement during the last three fiscal years.


     Prior to April 1, 1998, Goldman Sachs had voluntarily agreed to reimburse each Portfolio for its expenses (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as investment adviser and extraordinary expenses) which exceeded on an annualized basis .10% of each Portfolio's average daily net assets.


     Effective April 1, 1998, (upon the offering of the Service and Premier Shares), Goldman Sachs had agreed to reimburse expenses of each Portfolio (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as adviser and transfer agent, payments under the service plan for Service and Premier Shares, and certain extraordinary expenses) which exceeded on an annualized basis .10% of each Portfolio's average daily net assets.

     For the fiscal years ended November 30 as indicated, the effect of these reimbursements by Goldman Sachs was to reduce other expenses by the following amounts:

                                            December 1,
                                           1998 through
                                          April 30, 1999                1998                   1997
                                          --------------                ----                   ----
Government Select Portfolio                   $221,061              $  544,124               $360,250
Government Portfolio                           206,434                 606,764                262,895
Diversified Assets Portfolio                   694,265               1,328,789                477,791
Tax-Exempt Portfolio                           129,348                 279,774                305,530



     Unless sooner terminated, the Co-Administration Agreement among Northern, PFPC and the Trust will continue in effect until April 30, 2001, and thereafter for successive one-year terms with respect to each Portfolio, provided that the Agreement is approved annually (1) by the Board of Trustees or (2) by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time after April 30, 2001, without penalty by the Trust on at least 60 days written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time after April 30, 2001 without penalty on at least 60 days written notice to the Trust and the other Co-Administrator.

     The Trust may terminate the Co-Administration Agreement prior to April 30, 2001 in the event that the Trust or its shareholders incur damages in excess of $100,000 as a result of the willful misfeasance, bad faith or negligence of the Co-Administrators, or the reckless disregard of their duties under the Agreement. The Trust may also terminate the Co-Administration Agreement prior to April 30, 2001 in the event that the Co-Administrators fail to meet one of the performance standards set forth in the Agreement.


     The Trust has entered into a Distribution Agreement with NFD, under which NFD, as agent, sells shares of each Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. NFD is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). PDI, based in West Conshohocken, Pennsylvania, is an independently owned and operated broker-dealer. Between May 1, 1999 and November 30, 1999, First Data Distributors Inc. ("FDDI") acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD. Prior to May1, 1999, Goldman Sachs acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD.


     The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.

     Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Institutional Funds" may be used in connection with Northern Institutional Funds' business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name ("Northern Institutional Funds") to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect NFD will cease using the name "Northern Institutional Funds."

Counsel and Auditors

     Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serve as counsel to the Trust.

     Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases and Redemptions

     Payment for shares of a Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

     Although each Portfolio generally will redeem shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in kind of securities (instead of cash) from such Portfolio. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

Third-Party Fees and Requirements

     Shares are sold and redeemed without any purchase or redemption charge imposed by the Trust, although Northern and other institutions may charge their customers for services provided in connection with their investments.

     The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read the Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

                            PERFORMANCE INFORMATION

     The performance of a class of shares of a Portfolio may be compared to those of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by IBC Financial Data, Inc. or other independent mutual fund reporting
services.   Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

     From time to time, the Portfolios may advertise their "yields" and "effective yields," and the Government Select Portfolio, Municipal Portfolio and Tax-Exempt Portfolio may advertise their "tax-equivalent yields" and "tax-equivalent effective yields." Yield, effective yield, tax-equivalent yield and tax-equivalent effective yield are computed separately for each class of shares. Each class of shares has different fees and expenses, and consequently, may have different yields for the same period. These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Portfolio over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

     In arriving at such quotations as to "yield," the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one Share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

     "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "effective yield" with respect to the Shares of a Portfolio is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free yield. It is calculated by taking that portion of the seven-day "yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent current yield" will always be higher than the Portfolio's yield.

     "Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent current yield, if more than one stated income tax rate is used.

     The "tax-equivalent effective yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free effective yield. It is calculated by taking that portion of the seven-day "effective yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent effective yield" will always be higher than the Portfolio's effective yield.

     "Tax-equivalent effective yield" is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax-rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.

     Quotations of yield, effective yield, tax-equivalent current yield and tax-equivalent effective yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern, its affiliates or correspondent banks on their customers in connection with investments in Shares of the Portfolios are not reflected in the calculation of yields for the Portfolios.

     The annualized yield of each Portfolio (except Municipal Portfolio, which did not commence operations during the period) with respect to Shares for the seven-day period ended November 30, 1999 was as follows /1/:

                                   Effective   Tax-Equivalent    Tax-Equivalent
                          Yield      Yield         Yield         Effective Yield
                         -------    -------       -------        ---------------
Government Select

___________________
/1/ An income tax rate of 39% is used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

  Portfolio                  5.40%    5.55%     n/a     n/a
Government Portfolio         5.40%    5.54%     n/a     n/a
Diversified Assets
  Portfolio                  5.42%    5.57%     n/a     n/a
Tax-Exempt Portfolio         3.40%    3.46%    5.57%   5.67%

     The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information - Co-Administrators and Distributor" and "Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio (except Municipal Portfolio, which did not commence operations during the period) with respect to Shares for the same seven-day period would have been as follows /2/:

                                  Effective  Tax-Equivalent   Tax-Equivalent
                          Yield     Yield        Yield        Effective Yield
                         -------   ------       -------       ---------------
Government Select
  Portfolio               5.22%     5.37%         n/a               n/a
Government Portfolio      5.37%     5.51%         n/a               n/a
Diversified Assets
  Portfolio               5.39%     5.54%         n/a               n/a
Tax-Exempt Portfolio      3.36%     3.42%        5.51%             5.61%

     The Portfolios' yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Each Portfolio's yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a class of shares of the Portfolio as compared to comparable classes of shares of other money market funds and other investment vehicles. However, yields of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining yield.

     Each Portfolio may also quote from time to time the total return of its Shares in accordance with SEC regulations.

     The yields and total returns of the Portfolios' Service Shares and Premier Shares are calculated separately from the calculations of the yield and total return of the Shares described in this Additional Statement.

______________________________
/2/ An income tax rate of 39% is used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

                           AMORTIZED COST VALUATION

     As stated in the Prospectus, each Portfolio seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if the Portfolio sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

     Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to Northern, has established procedures that are intended, taking into account current market conditions and the Portfolios' investment objectives, to stabilize the net asset value of each Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Portfolio exceeds certain limits or Northern believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act and the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Portfolio, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Portfolio.

     Rule 2a-7 requires that each Portfolio limit its investments to instruments which Northern determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that each Portfolio maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Portfolio to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

                             DESCRIPTION OF SHARES

     The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees may hereafter create series in addition to the Trust's twenty-one existing series, which represent interests in the Trust's twenty-one respective portfolios. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Portfolios: Shares, Service Shares and Premier Shares. This Additional Statement (and the related Prospectus) relates only to the Shares of the five Portfolios discussed herein. For information on the other share classes in each Portfolio and on the Trust's other investment portfolios, call the toll-free number on page 1.

     Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account - Selling Shares and Account Policies and Other Information" in the Prospectus and under "Amortized Cost Valuation" in this Additional Statement. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing Shares of the Portfolios are not issued.

     The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by the matter. A Portfolio is affected by a matter unless it is clear that the interests of each Portfolio in the matter are substantially identical or that the matter does not affect any interest of the Portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding shares of such Portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law. The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trustees will promptly call a meeting of shareholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding shares. To the extent required by law, the Trust will assist in shareholder communications in connection with such a meeting.

     The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

     The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

     The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

     The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the applicable series of the Trust is unable to meet its obligations.

     The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

     In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (b) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (c) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

     As of February 29, 2000, substantially all of the Trust's Portfolios' outstanding shares were held of record by Northern for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, Northern possessed sole or shared voting and/or investment power for its customer accounts with respect to less than 10% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of each Portfolio.

     Northern has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolios' classes as of February 29, 2000:

                                                              Number           Percentage
                                                             of Shares          of Shares
                                                             ---------          ---------
DIVERSIFIED ASSETS PORTFOLIO
     Shares
          MCCA-Western Asset Management                    353,714,105.58           5.5%
     Service Shares
          First Mid-Illinois Bank & Trust                    7,101,961.29          20.2%
          Merchants National Bank                           15,838,606.52          45.0%
     Premier Shares
          Riverview Community Bank                          11,532,495.64         100.0%
                                                              Number           Percentage
                                                             of Shares          of Shares
                                                             ---------          ---------
GOVERNMENT PORTFOLIO
     Shares
          Grinnell Pooled                                   97,866,038.69           5.4%
     Service Shares
          Cole Taylor Bank                                   5,011,217.08          39.9%
     Secured Trust                                           3,481,422.03          27.7%
     Bankers/West Michigan                                     687,102.82           5.5%

                                                              Number           Percentage
                                                             of Shares          of Shares
                                                             ---------          ---------
     Premier Shares
          Chitenden Bank                                    38,732,600.00         100.0%

                                                              Number           Percentage
                                                             of Shares          of Shares
                                                             ---------          ---------
GOVERNMENT SELECT PORTFOLIO
     Shares
          TNT-London FBO Food & Agricultural Organization  169,573,947.00           8.2%
     Service Shares
          Cape Coe Bank & Trust                             77,107,301.12          85.7%
          Richfield Bank & Trust Co.                         6,951,975.36           7.7%
     Premier Shares
          South Central Bank & Trust                           236,788.71           5.6%
          Richfield Bank & Trust Co.                         4,018,295.33          94.4%

                                                              Number           Percentage
                                                             of Shares          of Shares
                                                             ---------          ---------
TAX-EXEMPT PORTFOLIO
     Shares
          Tisch                                            27,602,844.78           5.3%
     Service Shares
          Chitenden Bank                                   22,205,771.00          73.8%
          Merchants National Bank.                          6,920,658.02          23.0%

                                                              Number           Percentage
                                                             of Shares          of Shares
                                                             ---------          ---------
MUNICIPAL PORTFOLIO
     Shares
          Mercantile National Bank                          3,100,319.00           7.5%
          Indiana Trust & Investment Management Co.         7,321,904.58          17.8%
          Trust Co of Toledo                               28,914,948.04          70.2%
                                                              Number           Percentage
                                                             of Shares          of Shares
                                                             ---------          ---------
TAX-EXEMPT PORTFOLIO
     Shares
          Tisch                                            47,260,209.28           9.3%
Service Shares
          Chitenden Bank.                                  27,742,350.00          75.3%
          Merchants National Bank                           8,694,855.00          23.6%
Premier Shares
          Richfield Bank & Trust Co.                        5,522,453.99          96.1%

                    ADDITIONAL INFORMATION CONCERNING TAXES

General

     Each Portfolio will elect to be taxed separately as a regulated investment company (a "RIC"). To qualify as a RIC, each Portfolio generally must distribute an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income (if any) (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for each year (the "Distribution Requirement") and satisfy certain other requirements.

     Each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities or currencies. Also , at the close of each quarter of the taxable year, it is generally required that at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses. Each Portfolio intends to comply with these RIC requirements.

     If for any taxable year any Portfolio were not to qualify as a RIC, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions by the Portfolio would be taxable to shareholders as ordinary income to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

     The Internal Revenue Code imposes a nondeductible 4% excise tax on RICs that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax. Each Portfolio also intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax.

     The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

Special Tax Considerations Pertaining to the Tax-Exempt and Municipal Portfolios

     Investors in either of Tax-Exempt and Municipal Portfolios should note that taxpayers are required to report the receipt of tax-exempt interest and "exempt-interest dividends" on their Federal income tax returns and that in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum taxes. First, tax-exempt interest and "exempt-interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Second, all tax-exempt interest and "exempt-interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes.

     As described above and in the Prospectus, the Tax-Exempt and Municipal Portfolios are designed to provide investors with Federally tax-exempt interest income.

     Neither the Tax-Exempt Portfolio nor the Municipal Portfolio is intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of these Portfolios would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R.10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Portfolio's dividends being tax-exempt. In addition, the Portfolios may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders.

     In order for the Tax-Exempt and Municipal Portfolios to pay Federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Portfolio must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Exempt or Municipal Portfolios and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Portfolio's taxable year. However, the aggregate amount of dividends so designated by either Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Portfolio during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Tax-Exempt and Municipal Portfolios with respect to any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Portfolio with respect to such year.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt and Municipal Portfolios generally is not deductible for Federal income tax purposes to the extent attributable to exempt-interest-dividends. If a shareholder holds either Tax-Exempt or Municipal Portfolio shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends earned with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Additional Statement.

     The Tax-Exempt and Municipal Portfolios will determine annually the percentages of their net investment income which is exempt from tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which is fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

     Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Tax-Exempt and Municipal Portfolios.

     Income from the Tax-Exempt Portfolio may not be tax-exempt in its entirety and may be subject to taxes in certain jurisdictions.

Foreign Investors

  Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. Different tax consequences may apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

Conclusion

     The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

     Although each Portfolio expects to qualify as a RIC and to be relieved of all or substantially all Federal taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.

                               OTHER INFORMATION

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern and PFPC, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of or claim for damages or other relief asserted against the Trust for violation of any law, legal, tax and auditing fees and expenses, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

     The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment restriction, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                             FINANCIAL STATEMENTS

     The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1999 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Annual Report may be obtained upon request and without charge by calling 1-800-637-1380 (toll-free). No financial statements are supplied for the Municipal Portfolio because it did not commence operations during the period ended November 30, 1999.

                                  APPENDIX A
                                  ----------



Commercial Paper Ratings
------------------------

     A Standard & Poor's Ratings Group, Inc. ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper that is a permissible investment for the Portfolios:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper that is a permissible investment for the Portfolios:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     The following summarizes the rating categories used by Duff & Phelps Credit Rating Co. ("D&P") for commercial paper that is a permissible investment for the
Portfolios:

     "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     D&P employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category.

     Fitch IBCA ("Fitch") short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations that are permissible investments for the Portfolios:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     Thomson BankWatch, Inc. ("TBW") short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by TBW for short-term obligations that are permissible investments for the Portfolios:

     "TBW-1" - This designation represents TBW's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - This designation represents TBW's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

     The following summarizes the ratings used by S&P's for corporate and municipal debt that are permissible investments for the Portfolios:

     "AA A" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     PLUS (+) OR MINUS (-) - The "AA" rating classification may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     The following summarizes the ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal long-term debt that are permissible investments for the Portfolios:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in the rating classification "Aa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     The following summarizes the long-term debt ratings used by D&P for corporate and municipal long-term debt that are permissible investments for the
Portfolios:

     "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     To provide more detailed indications of credit quality, the "AA" and "A" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

     The following summarizes the ratings used by Fitch for corporate and municipal bonds that are permissible investments for the Portfolio:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     To provide more detailed indications of credit quality, the Fitch rating "AA" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

     TBW assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by TBW for long-term debt ratings for those investments which are permissible investments for the Portfolios:

     "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     PLUS (+) OR MINUS (-) - The ratings "AAA" and "AA" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings
----------------------

     A S&P's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by S&P's Ratings Group for municipal notes that are permissible investments for the Portfolios:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's for short-term notes that are permissible investments for the Portfolios:

     "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

     Fitch and D&P use the short-term ratings described under Commercial Paper Ratings for municipal notes that are permissible investments for the Portfolios.

Money Market Portfolios
   Premier &
Service Shares
                                                                   APRIL 1, 2000

                                  Prospectus

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Northern Institutional Funds

--------------------------------------------------------------------------------

       MONEY MARKET      .  Government Select Portfolio
                         -------------------------------------------------------
         PORTFOLIOS      .  Government Portfolio
                         -------------------------------------------------------
     SERVICE SHARES      .  Diversified Assets Portfolio
                         -------------------------------------------------------
     PREMIER SHARES      .  Tax-Exempt Portfolio
                         -------------------------------------------------------
                         .  Municipal Portfolio
                         -------------------------------------------------------



                         Prospectus dated April 1, 2000


                         An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

                         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

                                                                            PAGE
--------------------------------------------------------------------------------

             OVERVIEW                                                          4

--------------------------------------------------------------------------------

          RISK/RETURN    Portfolios
              SUMMARY      .....................................................
Information about the       Government Select Portfolio                       5
objectives, principal      .....................................................
  strategies and risk       Government Portfolio                              6
   characteristics of      .....................................................
       each Portfolio       Diversified Assets Portfolio                      7
                           .....................................................
                            Tax-Exempt Portfolio                              8
                           .....................................................
                            Municipal Portfolio                               9
                         -------------------------------------------------------
                         Principal Investment Risks                          10

                         -------------------------------------------------------
                         Portfolio Performance                               13
                           .....................................................
                            Government Select Portfolio                      14
                           .....................................................
                            Government Portfolio                             15
                           .....................................................
                            Diversified Assets Portfolio                     16
                           .....................................................
                            Tax-Exempt Portfolio                             17

                         -------------------------------------------------------
                         Portfolio Fees and Expenses                         18

--------------------------------------------------------------------------------

           MANAGEMENT    Investment Adviser                                  22
                         -------------------------------------------------------
               OF THE    Advisory Fees                                       23
                         -------------------------------------------------------
           PORTFOLIOS    Other Portfolio Services                            24
   Details that apply
 to the Portfolios as
              a group

--------------------------------------------------------------------------------

           ABOUT YOUR    Purchasing and Selling Service Shares
              ACCOUNT    and Premier Shares
                          ......................................................
How to open, maintain      Investors                                         25
 and close an account     ......................................................
                           Share Classes                                     25
                          ......................................................
                           Opening an Account                                26
                          ......................................................
                           Selling Service Shares and Premier Shares         27
                         -------------------------------------------------------
                         Account Policies and Other Information
                          ......................................................
                            Automatic Investment Arrangements                28
                          ......................................................
                            Purchase and Redemption Minimums                 28
                          ......................................................

--------------------------------------------------------------------------------

                            Calculating Share Price                          28
                          ......................................................
                            Timing of Purchase Requests                      28
                          ......................................................
                            Tax Identification Number                        29
                          ......................................................
                            In-Kind Purchases and Redemptions                29
                          ......................................................
                            Miscellaneous Purchase Information               29
                          ......................................................
                            Timing of Redemption and Exchange Requests       29
                          ......................................................
                            Miscellaneous Redemption Information             30
                          ......................................................
                            Exchange Privileges                              30
                          ......................................................
                            Telephone Transactions                           30
                          ......................................................
                            Advance Notification of Large Transactions       31
                          ......................................................
                            Making Changes to Your Account Information       31
                          ......................................................
                            Business Day                                     31
                          ......................................................
                            Early Closings                                   31
                          ......................................................
                            Authorized Intermediaries                        31
                          ......................................................
                            Servicing Agents                                 31
                          ......................................................
                            Shareholder Communications                       32

                         -------------------------------------------------------
                         Distributions and Taxes
                          ......................................................
                            Distributions                                    33
                          ......................................................
                            Taxes                                            33
                          ......................................................
                            Other Tax Information                            34

--------------------------------------------------------------------------------


                RISKS,   Risks, Securities and Techniques                    35
        SECURITIES AND
           TECHNIQUES

--------------------------------------------------------------------------------

             APPENDIX    Portfolio Financial Highlights                      43

--------------------------------------------------------------------------------

             FOR MORE    Annual/Semiannual Reports                           48
                         -------------------------------------------------------
          INFORMATION    Statement of Additional Information                 48

OVERVIEW

                    Northern Institutional Funds (the "Trust") offers five money market portfolios (each a "Portfolio") to institutional investors. Each Portfolio is authorized to offer three classes of shares: Shares, Service Shares and Premier Shares. Shares are described in a separate prospectus.

                    The descriptions on the following pages may help you choose the Portfolio that best fits your investment needs. Keep in mind, however, that no Portfolio can guarantee it will meet its investment objective and no Portfolio should be relied upon as a complete investment program. The Trust's six fixed income, one balanced and nine equity portfolios are described in a separate prospectus.

                    The Portfolios seek to maintain a stable net asset value of $1.00 per share. Consistent with this policy, each of the
                    Portfolios:

                    . Limits its dollar-weighted average portfolio maturity to
                      90 days or less;

                    . Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

                    . Invests only in U.S. dollar-denominated securities that
                      represent minimal credit risks.

                    In addition, each Portfolio limits its investments to "Eligible Securities" as defined by the Securities and Exchange Commission ("SEC"). Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories or (b) are issued or guaranteed by, or otherwise allow a Portfolio to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if determined to be of comparable quality by The Northern Trust Company ("Northern") under the direction of the Board of Trustees. Securities that are in the highest short-term rating category (and comparable unrated securities) are called "First Tier Securities." Under normal circumstances, the Government Select, Government and Diversified Assets Portfolios intend to limit purchases of securities to First Tier Securities. Securities in which the Portfolios may invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

                    In addition to the instruments described above and on the pages below, each Portfolio may use various investment techniques in seeking its investment objective. You can learn more about these techniques and related risks by reading "Risks, Securities and Techniques" beginning on page 35 of this Prospectus and the Statement of Additional Information.

                                                             RISK/RETURN SUMMARY



GOVERNMENT SELECT PORTFOLIO

--------------------------------------------------------------------------------

    INVESTMENT      The Portfolio seeks to maximize current income to the extent
     OBJECTIVE      consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

--------------------------------------------------------------------------------

      PRINCIPAL     Investment Strategies
     INVESTMENT
     STRATEGIES     The Portfolio seeks its objective by investing exclusively
      AND RISKS     in securities issued or guaranteed as to principal and
                    interest by the U.S. government, its agencies or instrumentalities. Under normal market conditions, the Portfolio will seek to acquire only those U.S. government securities the interest upon which is generally exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. government agencies and instrumentalities, such as the Federal Home
                    Loan Bank and the Federal Farm Credit Banks Funding Corp.

                    When appropriate securities which are exempt from state taxes are unavailable, the Portfolio may also invest in non-exempt U.S. government securities and cash equivalents including money market funds and time deposits with a maturity of three months or less, and hold uninvested cash.

                    Risks

                    These primary investment risks apply to the Portfolio: stable NAV risk, interest rate risk, prepayment (or call) risk, debt extension risk, Government securities risk, guarantor (or credit enhancement) risk, management risk and liquidity risk. These and other risks are summarized on page 10.

                    More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 35 of this Prospectus.

GOVERNMENT PORTFOLIO

--------------------------------------------------------------------------------

     INVESTMENT     The Portfolio seeks to maximize current income to the extent
      OBJECTIVE     consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

--------------------------------------------------------------------------------


      PRINCIPAL     Investment Strategies
     INVESTMENT
     STRATEGIES     The Portfolio seeks its objective by investing in
      AND RISKS     marketable securities issued or guaranteed as to
                    principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such securities. The Portfolio may invest up to 35% of its total assets in custodial receipts (such as TIGRs and CATS) representing interests in U.S. government securities.


                    Risks

                    These primary investment risks apply to the Portfolio: stable NAV risk, interest rate risk, prepayment (or call) risk, debt extension risk, Government securities risk, guarantor (or credit enhancement) risk, management risk and liquidity risk. These and other risks are summarized on page 10.

                    More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 35 of this Prospectus.

                                                             RISK/RETURN SUMMARY

DIVERSIFIED ASSETS PORTFOLIO

--------------------------------------------------------------------------------

    INVESTMENT      The Portfolio seeks to maximize current income to the extent
     OBJECTIVE      consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

--------------------------------------------------------------------------------

      PRINCIPAL     Investment Strategies
     INVESTMENT
     STRATEGIES     The Portfolio seeks its objective by investing in a broad
      AND RISKS     range of government, bank and commercial obligations that
                    are available in the money markets, including:

                    . U.S. dollar-denominated obligations of U.S. banks with
                      total assets in excess of $1 billion (including obligations of foreign branches of such banks);

                    . U.S. dollar-denominated obligations of foreign commercial banks where such banks have total assets in excess of $5 billion;

                    . High-quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

                    . Corporate bonds, notes, paper and other instruments that are of high quality;


                    . Asset-backed securities (such as credit card and
                      automobile receivables);


                    . Securities issued or guaranteed as to principal and
                      interest by the U.S. government or by its agencies or instrumentalities and custodial receipts with respect thereto;

                    . U.S. dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

                    . Repurchase agreements relating to the above instruments;
                      and

                    . Municipal securities issued or guaranteed by state or
                      local governmental bodies.

                    Risks

                    These primary investment risks apply to the Portfolio: stable NAV risk, interest rate risk, credit (or default) risk, guarantor (or credit enhancement) risk, management risk, liquidity risk, prepayment (or call) risk, debt extension risk and foreign securities risk. These and other risks are summarized on page 10.

                    More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 35 of this Prospectus.

TAX-EXEMPT PORTFOLIO

--------------------------------------------------------------------------------

     INVESTMENT     The Portfolio seeks to provide its shareholders, to the
      OBJECTIVE     extent consistent with the preservation of capital and
                    prescribed portfolio standards, with a high level of income exempt from Federal income tax by investing primarily in municipal instruments.




--------------------------------------------------------------------------------


      PRINCIPAL     Investment Strategies
     INVESTMENT
     STRATEGIES     The Portfolio seeks to achieve its objective by investing
      AND RISKS     primarily in high-quality short-term instruments, the
                    interest on which is exempt from Federal income tax
                    ("municipal instruments"). The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

                    . Fixed and variable rate notes and similar debt
                      instruments;

                    . Asset-backed securities which are considered municipal
                      instruments (such as trust certificates backed by municipal bonds);

                    . Tax-exempt commercial paper;

                    . Rated and unrated municipal bonds, notes, paper or other instruments; and

                    . Municipal bonds and notes which are guaranteed as to
                      principal and interest or backed by the U.S. government or its agencies or instrumentalities.


                    Under normal market conditions, at least 80% of the Portfolio's net assets will be invested in municipal instruments. Interest earned by the Portfolio on AMT obligations ("private activity bonds") the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax, will not be deemed to have been derived from municipal instruments for the purposes of determining whether the Portfolio meets this policy. For shareholders subject to AMT, a limited portion of the Portfolio's dividends may be subject to Federal tax.


                    During extraordinary circumstances, however, the Portfolio may take a temporary defensive posture and hold uninvested cash or invest in AMT obligations and taxable short-term securities without limitation. During temporary defensive periods the Portfolio may not achieve its investment objective.


                    Taxable investments will consist exclusively of those instruments that may be purchased by the Diversified Assets Portfolio including U.S. dollar-denominated obligations of U.S. banks, foreign commercial banks and securities issued or guaranteed by foreign governments; high quality commercial paper and other obligations; high-quality corporate bonds and notes; asset-backed securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts with respect thereto; and repurchase agreements relating to the above instruments.

                    Risks

                    These primary investment risks apply to the Portfolio: stable NAV risk, interest rate risk, credit (or default) risk, guarantor (or credit enhancement) risk, management risk, liquidity risk, prepayment (or call) risk, debt extension risk, project/industrial development bond risk and tax risk. These and other risks are summarized on page 10.

                    More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 35 of this Prospectus.

                                                             RISK/RETURN SUMMARY


MUNICIPAL PORTFOLIO

--------------------------------------------------------------------------------

     INVESTMENT     The Portfolio seeks to provide, to the extent consistent
      OBJECTIVE     with the preservation of capital, a high level of income
                    exempt from regular Federal income tax by investing primarily in municipal instruments. This objective may be changed without shareholder approval.

--------------------------------------------------------------------------------


      PRINCIPAL     Investment Strategies
     INVESTMENT
     STRATEGIES     The Portfolio seeks to achieve its objective by investing
      AND RISKS     primarily in high-quality short-term municipal instruments.
                    The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

                    . Fixed and variable rate notes and similar debt
                      instruments;

                    . Asset-backed securities which are considered municipal
                      instruments (such as trust certificates backed by municipal bonds);

                    . Tax-exempt commercial paper;

                    . Rated and unrated municipal bonds, notes, paper or other instruments; and

                    . Muncipal bonds and notes which are guaranteed as to
                      principal and interest or backed by the U.S. government or its agencies or instrumentalities.

                    Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in municipal instruments. Subject to this limitation, the Portfolio may hold uninvested cash and invest in taxable instruments. During temporary defensive periods, however, all or any portion of the Portfolio's assets may be held uninvested or invested in taxable instruments. During temporary defensive periods the Portfolio may not achieve its investment objective.


                    The Portfolio is not limited in the amount of its assets that may be invested in AMT obligations ("private activity bonds") the interest on which may be treated as an item of tax preference to shareholders under the Federal alternative minimum tax. For shareholders subject to AMT, a significant portion of the Portfolio's dividends may be subject to Federal tax. The Portfolio does not currently intend to invest in AMT obligations. The Portfolio retains, however, the ability to invest any or all of its assets in AMT obligations, and may do so in the future.


                    Taxable investments will consist exclusively of those instruments that may be purchased by the Diversified Assets Portfolio including U.S. dollar-denominated obligations of U.S. banks, foreign commercial banks and securities issued or guaranteed by foreign governments; high quality commercial paper and other obligations; high-quality corporate bonds and notes; asset-backed securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts with respect thereto; and repurchase agreements relating to the above instruments.


                    Risks

                    These primary investment risks apply to the Portfolio: stable NAV risk, interest rate risk, credit (or default) risk, guarantor (or credit enhancement) risk, management risk, liquidity risk, prepayment (or call) risk, debt extension risk, project/industrial development bond risk and tax risk. These and other risks are summarized on page 10.

                    More information on the Portfolio's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 35 of this Prospectus.

PRINCIPAL INVESTMENT RISKS


                    All investments carry some degree of risk which will affect the value of a Portfolio's investments, investment performance, yield and the price of its shares.

                    An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

                    The following summarizes the principal risks that may affect the Portfolios.

--------------------------------------------------------------------------------

  RISKS THAT        Stable NAV risk is the risk that a Portfolio will not be
APPLY TO ALL        able to maintain a net asset value per share of $1.00 at all
  PORTFOLIOS        times.

                    Interest rate risk is the risk that during periods of rising interest rates, a Portfolio's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Portfolio's yield (and the market value of its securities) will tend to be higher.

                    Guarantor (or Credit enhancement) risk is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution could cause a Portfolio's investments in securities backed by letters of credit or other credit enhancements issued by such bank or institution to decline in value.

                    Management risk is the risk that a strategy used by the investment management team may fail to produce the intended results.

                    Liquidity risk is the risk that a Portfolio will not be able to pay redemption proceeds on the same Business Day that shares are redeemed, because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

                                                             RISK/RETURN SUMMARY



--------------------------------------------------------------------------------

     RISK THAT      Government securities risk is the risk that the U.S.
       APPLIES      government will not provide financial support to U.S.
     PRIMARILY      government agencies, instrumentalities or sponsored
TO THE GOVERN-      enterprises if it is not obligated to do so by law..
   MENT SELECT
AND GOVERNMENT
    PORTFOLIOS

--------------------------------------------------------------------------------

        RISKS THAT Credit (or Default) risk is the risk that an issuer of fixed APPLY PRIMARILY income securities held by the Portfolio may default on its
TO THE DIVERSIFIED obligation to pay interest and repay principal. Generally, ASSETS, TAX-EXEMPT the lower the credit rating of a security, the greater the
     AND MUNICIPAL  risk that the issuer of the security will default on its
        PORTFOLIOS  obligation. High-quality securities are generally believed to have relatively low degrees of credit risk.

                    Prepayment (or Call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as an asset-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Portfolio may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce a Portfolio's income.

                    Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and a Portfolio will suffer from the inability to invest in higher yielding securities.

Principal Investment Risks continued

--------------------------------------------------------------------------------

        RISKS THAT Project/industrial development bond risk is the risk that a APPLY TO THE Portfolio may be more sensitive to an adverse economic,
    TAX-EXEMPT AND  Project/industrial development bond risk is the risk that a
         MUNICIPAL Portfolio may be more sensitive to an adverse economic, PORTFOLIOS business or political development if it invests more than
                    25% of its assets in municipal instruments the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.


                    Tax risk is the risk that future legislative or administrative changes or court decisions may materially affect the ability of the Portfolio to pay tax-exempt dividends.


         RISK THAT Foreign securities risk is the risk that a foreign security, APPLIES TO THE even if it is a U.S. dollar-denominated foreign security,
DIVERSIFIED ASSETS  could lose value as a result of political, financial and
         PORTFOLIO  economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.


                    More information about the risks of investing in the Portfolios is provided in "Risks, Securities and Techniques" beginning on page 35. You should carefully consider the risks discussed in these sections before investing in a Portfolio.

                                                             RISK/RETURN SUMMARY

Portfolio Performance

          The bar charts and tables that follow provide an indication of the risks of investing in a Portfolio. The bar charts and tables assume reinvestment of dividends and distributions. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects certain expense limitations (as set forth in the Footnotes to the "Portfolio Fees and Expenses" table on page 19) that were in effect during the periods presented. If expense limitations were not in place, a Portfolio's performance would have been reduced. The bar charts and tables have been omitted for the Municipal Portfolio because the Portfolio has been in operation for less than one calendar year.


          Service Shares of the Government Select, Government and Tax-Exempt Portfolios have less than one calendar year's performance. Premier Shares of the Government Select, Diversified Assets and Tax-Exempt Portfolios have less than one calendar year's performance. For this reason, the performance information shown below for the Government Portfolio is only for Premier Shares, the performance information shown below for the Diversified Assets Portfolio is only for Service Shares, and the performance information shown below for the Government Select and Tax-Exempt Portfolios is for another class of shares (Shares) that is not offered in this Prospectus. Service Shares, Premier Shares and Shares are all invested in the same portfolio of securities. In reviewing this performance information, however, you should be aware that Service Shares have a 0.33% (annualized) Service Fee and a 0.01% (annualized) Transfer Agency fee, Premier Shares have a 0.58% (annualized) Service Fee and a 0.02% (annualized) Transfer Agency fee, while Shares have neither of these fees.

Portfolio Performance continued


Government Select Portfolio


Calendar Year Total Return (Shares)

                             [GRAPH APPEARS HERE]


          1991      5.95%
          1992      3.68%
          1993      3.04%
          1994      4.09%
          1995      5.82%
          1996      5.29%
          1997      5.44%
          1998      5.40%
          1999      4.99%




          Best and Worst
          Quarterly Performance (Shares):

          Best Quarter Return
                       Q4 `91
                        +1.70%
                              Q2 `93
                               +0.74%
                             Worst Quarter Return

          Average Annual Total Return (Shares)
          (for the periods ended December 31, 1999)

                                                                        Since
                                                                      Inception
                                                1-Year      5-Year    (11/7/90)
          ---------------------------------------------------------------------
          Government Select Portfolio            4.99%      5.38%        4.89%
          ---------------------------------------------------------------------

          The 7-day yield for Shares of the Portfolio as of December 31, 1999:
           5.23%.
          The 7-day yield for Service Shares of the Portfolio as of December 31,
           1999: 4.89%.
          The 7-day yield for Premier Shares of the Portfolio as of December 31,
           1999: 4.63%.
          You may call 1-800-637-1380 to obtain the current 7-day yield.

                                                             RISK/RETURN SUMMARY


Government Portfolio


          Calendar Year Total Return (Premier Shares)

                             [GRAPH APPEARS HERE]


          1999    4.27%




          Best and Worst
          Quarterly Performance (Premier Shares):

          Best Quarter Return
                        Q4 `99
                         +1.18%
                              Q2 `99
                               +0.96%
                             Worst Quarter Return


          Average Annual Total Return (Premier Shares)
          (for the periods ended December 31, 1999)
                                                          Since
                                                        Inception
                                         1-Year         (12/15/98)
          --------------------------------------------------------
          Government Portfolio           4.27%            4.47%
          --------------------------------------------------------

          The 7-day yield for Service Shares of the Portfolio as of December 31,
           1999: 4.93%.
          The 7-day yield for Premier Shares of the Portfolio as of December 31,
           1999: 4.67%.
          You may call 1-800-637-1380 to obtain the current 7-day yield.

Portfolio Performance continued



Diversified Assets Portfolio

               Calendar Year Total Return (Service Shares)

                                    [GRAPH]


               1999

               4.67%




               Best and Worst
               Quarterly Performance (Service Shares):

               Best Quarter Return        Q4 `99     +1.20%
               Worst Quarter Return       Q3 `99     +1.09%


               Average Annual Total Return (Service Shares)
               (for the periods ended December 31, 1999)

                                                              Since
                                                             Inception
                                                1-Year       (7/1/98)
               --------------------------------------------------------
               Diversified Assets Portfolio      4.67%        4.78%
               --------------------------------------------------------

               The 7-day yield for Service Shares of the Portfolio as of December 31, 1999: 5.19%.

               The 7-day yield for Premier Shares of the Portfolio as of December 31, 1999: 4.94%.

               You may call 1-800-637-1380 to obtain the current 7-day yield.

Tax-Exempt Portfolio


               Calendar Year Total Return (Shares)

                                    [GRAPH]


               1990     1991     1992     1993      1994     1995      1996      1997     1998     1999
               5.86%    4.54%    2.91%    2.27%     2.61%    3.73%     3.33%     3.45%    3.29%    2.98%




               Best and Worst
               Quarterly Performance (Shares):

               Best Quarter Return       Q2 `90     +1.47%
               Worst Quarter Return      Q1 `94     +0.52%


               Average Annual Total Return (Shares)
               (for the periods ended December 31, 1999)


                                                                     Since
                                                                   Inception
                                          1-Year  5-Year  10-Year  (8/12/83)
               --------------------------------------------------------------
               Tax-Exempt Portfolio       2.98%   3.36%   3.53%    3.66%
               --------------------------------------------------------------

               The 7-day yield for Shares of the Portfolio as of December 31, 1999: 4.03%.

               The 7-day yield for Service Shares of the Portfolio as of December 31, 1999: 3.69%.

               You may call 1-800-637-1380 to obtain the current 7-day yield.

Portfolio Fees and Expenses

               This table describes the fees and expenses that you may pay if you buy and hold Service Shares and Premier Shares of the Portfolios. Please note that it does not reflect any charges which may be imposed by Northern, its affiliates, correspondent banks and other institutions on their Customers (as defined on page 25). (For more information, please see "Account Policies and Other Information" on page 28.)


                            Shareholder Fees (fees paid directly from your investment)
                            --------------------------------------------------------------------------

                                                             Sales Charge
                            Sales Charge                        (Load)
                               (Load)                         Imposed on
                             Imposed on    Deferred Sales      Reinvested      Redemption    Exchange
Portfolio                    Purchases      Charge (Load)    Distributions       Fees          Fees
------------------------------------------------------------------------------------------------------
GOVERNMENT SELECT
  Premier Shares                None             None            None            None           None
  Service Shares                None             None            None            None           None
------------------------------------------------------------------------------------------------------
GOVERNMENT
  Premier Shares                None             None            None            None           None
  Service Shares                None             None            None            None           None
------------------------------------------------------------------------------------------------------
DIVERSIFIED ASSETS
  Premier Shares                None             None            None            None           None
  Service Shares                None             None            None            None           None
------------------------------------------------------------------------------------------------------
TAX-EXEMPT
  Premier Shares                None             None            None            None           None
  Service Shares                None             None            None            None           None
------------------------------------------------------------------------------------------------------
MUNICIPAL
  Premier Shares                None             None            None            None           None
  Service Shares                None             None            None            None           None
------------------------------------------------------------------------------------------------------

                                                             RISK/RETURN SUMMARY

                            Annual Portfolio Operating Expenses
                            (expenses that are deducted from Portfolio assets)/1/
                            -----------------------------------------------------------------------------------------------------
                                                                                                                    Total Annual
                                                             Other                                                    Portfolio
                            Management     Distribution     Operating      Servicing      Transfer      Other         Operating
Portfolio                     Fees/2/      (12b-1) Fees      Expenses      Agent Fees    Agency Fees   Expenses/3/    Expenses/4/
---------------------------------------------------------------------------------------------------------------------------------
Government Select
  Premier Shares              0.25%          None             0.73%          0.50%          0.02%        0.21%       0.98%
  Service Shares              0.25%          None             0.47%          0.25%          0.01%        0.21%       0.72%
--------------------------------------------------------------------------------------------------------------------------------
Government
  Premier Shares              0.25%          None             0.73%          0.50%          0.02%        0.21%       0.98%
  Service Shares              0.25%          None             0.47%          0.25%          0.01%        0.21%       0.72%
--------------------------------------------------------------------------------------------------------------------------------
Diversified Assets
  Premier Shares              0.25%          None             0.73%          0.50%          0.02%        0.21%       0.98%
  Service Shares              0.25%          None             0.47%          0.25%          0.01%        0.21%       0.72%
--------------------------------------------------------------------------------------------------------------------------------
Tax-exempt
  Premier Shares              0.25%          None             0.74%          0.50%          0.02%        0.22%       0.99%
  Service Shares              0.25%          None             0.48%          0.25%          0.01%        0.22%       0.73%
--------------------------------------------------------------------------------------------------------------------------------
Municipal
  Premier Shares              0.25%          None             0.74%          0.50%          0.02%        0.22%       0.99%
  Service Shares              0.25%          None             0.48%          0.25%          0.01%        0.22%       0.73%
--------------------------------------------------------------------------------------------------------------------------------


     FOOTNOTES  /1/  The Municipal Portfolio's annual operating expenses are based on actual fees and estimated expenses for the current fiscal year.


                /2/ For the fiscal year ended November 30, 1999, Northern voluntarily waived a portion of its management fee for the Government Select Portfolio. As a result of the fee waiver, actual management fees paid by the Government Select Portfolio were 0.10% of the Portfolio's average daily net assets. As of the date of this Prospectus, the actual management fees paid by both the Government Select and Municipal Portfolios were 0.10% of each Portfolio's average daily net assets as a result of fee waivers. Fee waivers may be terminated at any time at the option of Northern.

                /3/ "Other Expenses" include (1) administration or co-administration fees and all other ordinary operating expenses of each Portfolio not listed above and (2) the payment of a fee to Northern or other institutions under a Service Plan equal to 0.08% of the average daily net asset value of the Service Shares and Premier Shares for systems support and related services. Northern and PFPC Inc., formerly First Data Investor Services Group, Inc. ("PFPC"), are the Portfolios' co-administrators, and are entitled to a co-administration fee from the Portfolios at the annual rate of 0.10% of the average daily net assets of each Portfolio. Under their Co-Administration Agreement with the Trust, which may be amended without shareholder approval, the co-administrators have agreed to reimburse expenses (including fees payable to Northern and PFPC as co-administrators, but excluding management fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis 0.10% of each Portfolio's average daily net assets. As a result of the expense reimbursement, "Other Expenses" are currently 0.18% of each Portfolio's average daily net assets.

Portfolio Fees and Expenses continued

                    /4/ As a result of the fee waivers and expense
                        reimbursements, the actual management fees, distribution (12b-1) fees, other operating expenses and total annual operating expenses for each Portfolio for the fiscal year ended November 30, 1999 were as set forth below. Fee waivers (and voluntary expense reimbursements, if applicable) may be terminated at any time at the option of Northern. If this occurs, "Total Annual Portfolio Operating Expenses" may increase without shareholder approval.

                                                                                            Total
                                                                             All Other      Annual
                                             Management     Distribution     Operating     Operating
                    Portfolio                  Fees         (12b-1) Fees     Expenses      Expenses
                    ---------------------------------------------------------------------------------
                    Government Select
                      Premier Shares           0.10%          0.00%            0.70%         0.80%
                      Service Shares           0.10%          0.00%            0.44%         0.54%
                    ---------------------------------------------------------------------------------
                    Government
                      Premier Shares           0.25%          0.00%            0.70%         0.95%
                      Service Shares           0.25%          0.00%            0.44%         0.69%
                    ---------------------------------------------------------------------------------
                    Diversified Assets
                      Premier Shares           0.25%          0.00%            0.70%         0.95%
                      Service Shares           0.25%          0.00%            0.44%         0.69%
                    ---------------------------------------------------------------------------------
                    Tax-exempt
                      Service Shares           0.25%          0.00%            0.44%         0.69%
                    ---------------------------------------------------------------------------------

                                                             RISK/RETURN SUMMARY


________________________________________________________________________________

     EXAMPLE The following Example is intended to help you compare the cost of investing in a Portfolio (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds.

               The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               Portfolio                      1 Year      3 Years     5 Years   10 Years
               ---------------------------------------------------------------------------
               Government Select
                   Premier Shares              $100        $312        $542       $1,201
                   Service Shares                74         230         401          894
               ----------------------------------------------------------------------------
               Government
                   Premier Shares              $100        $312        $542       $1,201
                   Service Shares                74         230         401          894
               ----------------------------------------------------------------------------
               Diversified Assets
                   Premier Shares              $100        $312        $542       $1,201
                   Service Shares                74         230         401          894
               ----------------------------------------------------------------------------
               Tax-exempt
                   Premier Shares              $101        $315        $547       $1,213
                   Service Shares                75         233         406          906
               ----------------------------------------------------------------------------
               Municipal
                   Premier Shares              $101        $315         N/A          N/A
                   Service Shares                75         233         N/A          N/A
               ----------------------------------------------------------------------------

Investment Adviser



               The Northern Trust Company ("Northern" or the "Investment Adviser"), an Illinois state-chartered bank and member of the Federal Reserve System, serves as investment adviser for the Portfolios. The Investment Adviser is located at 50 South LaSalle Street, Chicago, Illinois 60675 and is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. As of December 31, 1999, Northern Trust Corporation and its subsidiaries had approximately $28.7 billion in assets, $21.4 billion in deposits and employed over 8,500 persons.

               Northern has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. Northern and its affiliates administrated in various capacities (including as master trustee, investment manager or custodian) approximately $1.5 trillion of assets as of December 31, 1999, including approximately $299.1 billion of assets for which Northern and its affiliates had investment management responsibility. Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities.

                                                             RISK/RETURN SUMMARY


Advisory Fees


               As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Portfolios, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). The table also reflects the advisory fees (after voluntary fee waivers) paid by the Portfolios as a percentage of net assets for the fiscal year ended November 30, 1999.

                                                             Advisory Fee Paid
                                         Contractual           for Fiscal Year
               Portfolio                   Rate                Ended 11/30/99
               ----------------------------------------------------------------
               Government Select            0.25%                0.10%
               ----------------------------------------------------------------
               Government                   0.25%                0.25%
               ----------------------------------------------------------------
               Diversified Assets           0.25%                0.25%
               ----------------------------------------------------------------
               Tax-exempt                   0.25%                0.25%
               ----------------------------------------------------------------
               Municipal                    0.25%                 N/A
               ----------------------------------------------------------------

               The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the advisory fees to which it would have been entitled. The Investment Adviser may discontinue or modify its voluntary limitations in the future at its discretion.

Other Portfolio Services

________________________________________________________________________________


               Northern also serves as transfer agent ("Transfer Agent") and custodian for each Portfolio. As Transfer Agent, Northern performs various servicing functions, and any shareholder inquiries should be directed to it. The fees that Northern receives for its services in those capacities are described in the Statement of Additional Information. In addition, Northern and its affiliates, banks, trust companies and other institutions and organizations may enter into agreements for the provision of administrative support services for the Service Share and Premier Share investors. Northern and other institutions may provide consulting, technology and systems support services and receive fees relating to cash management or sweep account services under a Service Plan described under "Account Policies and Other Information -- Servicing Agents" on page 31.


               Northern and PFPC act as co-administrators for each Portfolio. The fees that Northern and PFPC receive for their co-administrative services are described on page 19 under "Portfolio Fees and Expenses."

                                                              ABOUT YOUR ACCOUNT

Purchasing and Selling Service Shares and Premier Shares

--------------------------------------------------------------------------------
          INVESTORS      Institutional investors, which are acting on their own
                         behalf or on behalf of their customers, clients, employees, participants and others ("Customers") and enter into a servicing agreement with the Trust
                         ("Servicing Agreement"), may invest in the Service
                         Shares and Premier Shares of each Portfolio through their institutional accounts at Northern or an affiliate. They may also establish accounts directly with the Trust. There is no sales charge imposed on investments. Institutional investors ("Institutions") include:

                         .    Northern and its affiliates;
                         .    Defined contribution plans having at least $30
                              million in assets or annual contributions of at
                              least $5 million; and
                         .    Other institutions and organizations.

--------------------------------------------------------------------------------

              SHARE      Each Portfolio offers three classes of shares:
            CLASSES      Shares, Service Shares and Premier Shares.
                         Shares are described in a separate prospectus.

                         . Shares do not provide for payments by the Portfolio to Institutions for administrative support or shareholder liaison services.
                         . Service Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support services to Customers.
                         . Premier Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support and shareholder liaison services to Customers.


                         Shares of each class bear their pro rata portion of all operating expenses paid by the Portfolio, except amounts payable under the Service Plan that has been adopted for the Portfolio's Service Shares and Premier Shares and transfer agency fees. The Service Plan provides for payments at an annual rate of up to 0.33% and 0.58% of the average daily net asset value of Service Shares and Premier Shares, respectively. Because of these class-specific expenses, the performance of the Shares of a Portfolio is expected to be higher than the performance of both the Service Shares and Premier Shares of the same Portfolio and the performance of a Portfolio's Service Shares is expected to be higher than the performance of the same Portfolio's Premier Shares.

Purchasing and Selling Service Shares and Premier Shares continued

--------------------------------------------------------------------------------

         OPENING AN      You may purchase Service Shares and Premier Shares of
            ACCOUNT      each Portfolio through your institutional account at
                         Northern (or an affiliate) or you may open an account directly with the Trust with a minimum initial investment of $5 million in one or more portfolios of the Trust. This minimum does not apply, however, to Service Shares and Premier Shares purchased through a Northern cash sweep program. There is no minimum for subsequent investments.

                         Through an Institutional Account.
                         If you are opening an institutional account at Northern, a Northern representative can assist you with all phases of your investment. To purchase Service Shares or Premier Shares through your account, contact your Northern representative for further information.

                         Directly from the Trust. An Institution may open a shareholder account and purchase Service Shares and Premier Shares directly from the Trust as described in this Prospectus.

                         -------------------------------------------------------

                         By Mail.

                         Read this Prospectus carefully.
                         Complete and sign the new account application.
                         Include a certified corporate resolution
                         (or other acceptable evidence of authority).
                         Enclose a check or Federal Reserve draft payable to the specific Portfolio. If investing in more than one Portfolio, please include a separate check for each.

                         Mail your check, corporate resolution and completed application to:
                            Northern Institutional Funds
                            c/o The Northern Trust Company
                            P.O. Box 75943
                            Chicago, Illinois 60675-5943

                         All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

                         -------------------------------------------------------

                         By Telephone.

                         Read this Prospectus carefully.
                         Call the Transfer Agent at 1-800-637-1380.

                         To open a new account please provide:
                         .    The name of the Portfolio in which you'd like to
                              invest
                         .    The number of Service Shares or Premier Shares or
                              dollar amount to be invested
                         .    The method of payment

                         To add to an existing account, please provide:
                         .    The Institution's name
                         .    Your Account Number

                         -------------------------------------------------------

                         By Wire or Automated Clearing House Transfer ("ACH Transfer").

                         To open a new account:
                         Call the Transfer Agent at 1-800-637-1380 for instructions.


                         For more information about the purchase of Service Shares or Premier Shares, call the Transfer Agent at 1-800-637-1380.


                         To add to an existing account:
                         Have your bank wire Federal funds or effect an ACH Transfer to:
                            The Northern Trust Company
                            Chicago, Illinois
                            ABA Routing No. 0710-00152
                            (Reference 10 Digit Portfolio Account No.)
                            (Reference Shareholder's Name)

                                                              ABOUT YOUR ACCOUNT

--------------------------------------------------------------------------------

            SELLING      Through an Institutional Account. Institutions may sell
            SERVICE      (redeem) Service Shares and Premier Shares through
         SHARES AND      their institutional account by contacting their
            PREMIER      Northern account representative.
             SHARES

                         Directly through the Trust. Institutions that purchase Service Shares and Premier Shares directly from the Trust may redeem their Service Shares and Premier Shares through the Transfer Agent in one of the following ways:
                         -------------------------------------------------------

                         By Mail.

                         Send a written request to:
                            Northern Institutional Funds
                            c/o The Northern Trust Company
                            P.O. Box 75943
                            Chicago, Illinois 60675-5943

                         The letter of instruction must include:
                         .    The signature of a duly authorized person
                         .    Your account number
                         .    The name of the Portfolio
                         .    The number of Service Shares or Premier Shares or
                              the dollar amount to be redeemed.

                         -------------------------------------------------------

                         By Telephone.

                         . Call the Transfer Agent at 1-800-637-1380 for instructions.

                         . During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under "Selling Service Shares and Premier Shares By Mail."

                              --------------------------------------------------

                              By Wire.

                              . Call the Transfer Agent at 1-800-637-1380 for instructions.
                              . You must have given prior authorization for expedited wire redemption.
                              . The minimum amount that may be redeemed by this method is $10,000.

Account Policies and Other Information

--------------------------------------------------------------------------------

Automatic Investment Arrangements. Institutions may purchase Service Shares and Premier Shares through their institutional accounts at Northern either by directing automatic investment of cash balances in excess of certain agreed upon amounts or by directing investments from time to time on a non-automatic basis. Northern will place a purchase order generated under an automatic investment direction either on the Business Day that funds are available in the account or on the next Business Day, depending upon the terms of the automatic investment arrangement. Similarly, Northern will place a redemption order generated under an automatic investment direction either on the Business Day Northern calculates the redemption amount needed to bring the account balance up to the agreed upon amount or on the next Business Day, depending upon the terms of the automatic investment arrangement. If a redemption order is placed on the next Business Day, Northern will normally provide funds by provisionally crediting the Institution's account on the day the calculation is made. Institutions should contact Northern for more information about their automatic investment arrangements.

Purchase and Redemption Minimums.

There is a minimum initial investment of $5 million in a Portfolio and one or more other investment portfolios of the Trust. This minimum does not apply, however, to Service Shares or Premier Shares purchased through a Northern cash sweep program. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

Calculating Share Price. The Trust issues and redeems Service Shares and Premier Shares at net asset value ("NAV"). The NAV for each share class of a Portfolio is calculated by dividing the value of net assets attributed to that class by the number of outstanding shares of the class. The NAV for each Portfolio and class is calculated as of 3:00 p.m., Chicago time, each Business Day. The NAV used in determining the price of your Service Shares and Premier Shares is the one calculated after your purchase, exchange or redemption order is received or accepted as described below.

Each Portfolio seeks to maintain an NAV of $1.00 per share by valuing the obligations held by it at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value.

Timing of Purchase Requests. Requests accepted by the Transfer Agent or other authorized intermediary by 1:00 p.m., Chicago time, on any Business Day will be executed the same day, provided that either:

 .    The Transfer Agent receives the purchase price in Federal or other immediately available funds prior to 1:00 p.m., Chicago time, the same Business Day;

 .    The order is accepted by an authorized intermediary and payment is to be made by the close of the same Business Day in Federal or other immediately available funds according to procedures authorized by the Trust; or

 .    Payment in Federal or other immediately available funds is received by the close of the same Business Day in an institutional account maintained with Northern or an affiliate.

Orders received by the Transfer Agent or other authorized intermediary on a non-Business Day or after 1:00 p.m., Chicago time, on a Business Day will be executed on the next Business Day, provided that payment is made as noted above. We consider requests to be in "good order" when all required documents are properly completed, signed and received, including a certified corporate resolution or other acceptable evidence of authority. If an Institution pays for Service Shares or Premier Shares by check, Federal funds generally will become available within two Business Days after a purchase order is received.

                                                              ABOUT YOUR ACCOUNT

                         -------------------------------------------------------

                         If payment is not received as described above from an authorized intermediary on the same Business Day of acceptance of an order by the authorized intermediary, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

                         In certain circumstances, the Trust may advance the time by which purchase orders must be received. See "Early Closings" on page 31.

                         Tax Identification Number. Federal regulations require you to provide to the Transfer Agent a taxpayer identification number when you open an account. Purchase orders without such a number or an indication that a number has been applied for will not be accepted. If you have applied for a number, you must provide it to the Transfer Agent within 60 days of the date of the order.

                         In-Kind Purchases and Redemptions. The Trust reserves the right to accept payment for Service Shares and Premier Shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Portfolio. See the Statement of Additional Information for further information about the terms of these purchases and redemptions.

                         Miscellaneous Purchase Information.
                         . Institutions are responsible for transmitting purchase orders to the Transfer Agent and delivering required funds on a timely basis.

                         . Institutions are responsible for all losses and expenses of a Portfolio in the event of any failure to make payment according to the procedures outlined in this Prospectus. Northern may redeem shares from any account it maintains to protect the Portfolios and Northern against loss. In addition, a $20 charge will be imposed if a check does not clear.

                         . Service Shares and Premier Shares of a Portfolio are entitled to the dividends declared by the Portfolio beginning on the Business Day the purchase order is executed, provided payment in Federal or other immediately available funds is received by the Transfer Agent by the time designated above.

                         . The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures

                         Timing of Redemption and Exchange Requests. Redemption and exchange requests will be effected at the NAV next determined after your exchange or redemption order is received in good order. Good order means that the request includes the following: the account number and Portfolio name; the amount of the transaction (as specified in dollars or shares); and the signature of a duly authorized person (except for telephone and wire redemptions). See "Account Policies and Other Information -- Making Changes to Your Account Information."

                         If either the Transfer Agent or Northern (with respect to your institutional account) receives a redemption order by 1:00 p.m., Chicago time, on a Business Day, redemption proceeds will normally be paid in Federal funds or other immediately available funds wired or sent by check to you or, if you so choose, to your institutional account with Northern, on the same Business Day.

                         Redemption orders received after 1:00 p.m., Chicago time, will be effected the next Business Day. Proceeds for redemption orders received on a non-Business Day will normally be sent on the next Business Day after receipt in good order.

                         In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 31.

Account Policies and Other Information continued

                         -------------------------------------------------------

                         Miscellaneous Redemption Information. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds may also be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed new account application, including a corporate resolution or other acceptable evidence of authority.

                         . The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

                         . If you are redeeming recently purchased Service Shares or Premier Shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 15 days.

                         . Institutions are responsible for transmitting redemption orders to the Transfer Agent and crediting their Customers' accounts with redemption proceeds on a timely basis.

                         . Redemption requests by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

                         . Dividends on Service Shares and Premier Shares are earned through and including the day prior to the day on which they are redeemed.

                         . The Trust reserves the right to redeem Service Shares and Premier Shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders.

                         . The Trust may require any information reasonably necessary to ensure that a redemption request has been duly authorized.

                         . The Trust reserves the right to change or discontinue any of its redemption procedures.

                         Exchange Privileges. Institutions and their Customers (to the extent permitted by their account agreements) may exchange Service Shares and Premier Shares of a Portfolio for Service Shares and Premier Shares, respectively, of another Portfolio. The registration of both accounts involved must be identical. A $1,000 minimum investment applies. An exchange is a redemption of shares you own and the purchase of shares you are acquiring. It is considered a taxable event and may result in a gain or loss.

                         The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the prospectus for the shares you are acquiring.

                         Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

                         The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

                         The Trust reserves the right to refuse a telephone redemption.

                                                              ABOUT YOUR ACCOUNT

                         -------------------------------------------------------

                         Advance Notification of Large Transactions. The Trust requests that an Institution give advance notice to the Transfer Agent by 11:00 a.m., Chicago time, if it intends to place a purchase or redemption order of $5 million or more on a Business Day.

                         Making Changes to Your Account Information. You may make changes to wiring instructions, address of record, or other account information only in writing. These instructions must be accompanied by a certified corporate resolution, signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

                         Business Day. A "Business Day" is each Monday through Friday when Northern or the New York Stock Exchange (the "Exchange") is open for business. A "Business Day" does not include a holiday observed by Northern and the Exchange. In 2000 these holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day .


                         Early Closings. The Portfolios reserve the right to cease, or to advance the time for, accepting purchase, redemption or exchange orders for same Business Day credit when Northern or the Exchange closes early as a result of unusual weather or other conditions. They also reserve this right when The Bond Market Association recommends that securities markets close or close early.

                         Authorized Intermediaries. The Trust may authorize certain financial intermediaries (including banks, trust companies, brokers and investment advisers), which provide recordkeeping, reporting and processing services, to accept purchase, redemption and exchange orders from their Customers on behalf of the Trust. They may also designate other intermediaries to accept such orders, if approved by the Trust. Authorized intermediaries are responsible for transmitting orders and delivering funds on a timely basis. A Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary on a Business Day, and the order will be priced at the Portfolio's per share NAV next determined.

                         Servicing Agents. Institutions perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of either Service Shares or Premier Shares through Servicing Agreements with the Trust ("Servicing Agents"). In addition, institutions perform (or arrange to have performed) account maintenance services under their Servicing Agreements for Premier Shares. These Servicing Agreements are permitted under the Trust's Service Plan ("Service Plan"). For both Service Shares and Premier Shares, these services may include:

                         . establishing and maintaining individual accounts and records;

                         . processing purchase, redemption and exchange orders;

                         . placing net purchase and redemption orders with Northern acting as the Trust's Transfer Agent; and

                         . providing cash management or sweep accounts and similar programs and services.

                         Servicing Agents will receive fees from the Portfolios for these services at an annual rate of up to 0.25% of the average daily net asset value of the Service Shares and Premier Shares beneficially owned by their Customers.

                         Personal and account maintenance services provided under the Service Plan for Premier Shares may include:

                         . providing information to investors regarding the Portfolios or relating to the status of their accounts; and

Account Policies and Other Information continued


--------------------------------------------------------------------------------
 .  acting as liaison between investors and the Trust.

Servicing Agents will receive additional fees from the Portfolios for these services at an annual rate of up to 0.25% of the average daily net asset value of Premier Shares beneficially owned by their Customers.

The Service Plan also provides for the payment of fees to Northern, PFPC or other Institutions at an annual rate of up to 0.08% of the average daily net asset value of Service Shares and Premier Shares serviced by Institutions for ongoing consulting, technology and systems support services relating to cash management or sweep account services. All fees payable under the Service Plan are borne solely by the share class to which the services are provided and not by the Portfolios' other share classes.

Northern may provide additional compensation to certain dealers and other financial intermediaries who provide services to their Customers who invest in the Trust or whose Customers purchase significant amounts of Service Shares or Premier Shares of a Portfolio. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by Northern as Investment Adviser (after adjustments). This compensation will be paid by Northern or its affiliates and will not represent an additional expense to the Trust or its shareholders.

You should read your account agreement with your Institution carefully. Your Institution's requirements may differ from those listed in this Prospectus. An Institution may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If you have agreed to maintain a minimum balance with your Institution and the balance falls below this minimum, you may be required to redeem all or a part of your investment in a Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation from the Trust by an Institution in connection with the investment of fiduciary funds in Service Shares or Premier Shares of a Portfolio. Banks and other institutions regulated by the Office of Comptroller of the Currency, Board of Governors of the Federal Reserve System and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into Servicing Agreements.

State securities laws regarding the registration of dealers may differ from Federal law. As a result, Institutions investing in the Portfolios on behalf of their Customers may be required to register as dealers.


Shareholder Communications. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and, after the close of the Fund's fiscal year on November 30, with an annual report containing audited financial statements. If you have consented to the delivery of a single copy of the shareholder reports, prospectuses or (if and when permitted by law) proxy or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by phone at (800) 637-1380 or by mail at the Northern Institutional Funds, P.O. Box 75943, Chicago, IL 60675.

                                                              ABOUT YOUR ACCOUNT


Distributions and Taxes


--------------------------------------------------------------------------------

DISTRIBUTIONS   Dividends from net income are declared daily and paid monthly by each Portfolio to its shareholders. Net income includes the interest accrued on a Portfolio's assets less estimated expenses. Each Portfolio's net realized short-term capital gains, if any, are distributed at least annually. The Portfolios do not expect to realize net long-term capital gains.

                Dividends are paid as soon as practicable following the end of each month, except in the case of a total redemption of Service Shares or Premier Shares in an account that is not subject to a standing order for the purchase of additional shares of the same class. In that event, dividends will be paid promptly along with the redemption proceeds.

                All distributions are automatically reinvested (without any sales charge) in additional Service Shares or Premier Shares of the same Portfolio, unless you elect to receive distributions in cash by notifying the Transfer Agent in writing. You may make arrangements to credit these distributions to your account with Northern, its affiliates or its correspondent banks.

                There are no fees or sales charges on reinvestments.

--------------------------------------------------------------------------------

        TAXES Each Portfolio intends to qualify as a regulated investment company for Federal tax purposes, and to distribute substantially all of its net income to shareholders each year. Except for exempt-interest dividends paid by the Tax-Exempt and Municipal Portfolios, dividends derived from taxable interest income and short-term capital gains will be taxable as ordinary income, and distributions, if any, derived from net long-term capital gains will generally be taxable as long-term capital gains, unless you have a tax-advantaged account. This is true whether dividends and distributions are received in cash or reinvested in Portfolio Service Shares or Premier Shares.

                The Tax-Exempt and Municipal Portfolios intend to pay substantially all of their dividends as "exempt-interest dividends," which are exempt from Federal income taxes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that exempt-interest dividends will be taken into account in determining the taxability of their benefit payments.

                If you receive an exempt-interest dividend with respect to any share and the share is held for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of the dividend amount. Interest on indebtedness incurred by a shareholder to purchase or carry shares of either the Tax-Exempt or Municipal Portfolios generally will not be deductible for federal income tax purposes.

                In certain instances, dividends paid by the Tax-Exempt and Municipal Portfolios, while exempt from regular Federal income tax, may be subject to the alternative minimum tax. In addition, the Tax-Exempt Portfolio may invest a portion of its assets in securities that generate income that is not exempt from Federal tax. Any dividends paid by the Tax-Exempt Portfolio that are derived from taxable interest or from capital gains will be subject to Federal income tax.

                The Tax-Exempt and Municipal Portfolios will each determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which are fully taxable. The Tax-Exempt and Municipal Portfolios will apply these percentages uniformly to all distributions declared from net investment income during that year.

                Except as stated below, you may be subject to state and local taxes on Portfolio distributions

Distributions and Taxes continued


                and redemptions. State income taxes may not apply, however, to the portions of a Portfolio's distributions, if any, that are attributable to interest on certain types of Federal securities or interest on securities issued by the particular state or municipalities within the state.

--------------------------------------------------------------------------------

    OTHER TAX   Dividends and distributions from each Portfolio will generally
  INFORMATION   be reportable by you in the tax year in which they are paid with one exception. Dividends and distributions declared by a Portfolio in October, November or December and paid in January are taxed as though they were paid by December 31.

                Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

                Your investment in the Portfolios could have additional tax consequences. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States Federal income tax treatment. You should consult your tax professional for information regarding all the tax consequences applicable to your investments in the Portfolios. More information is provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

                In particular, although the Government Select Portfolio intends to invest primarily in U.S. government securities, the interest on which is generally exempt from state income taxation, you should consult your own tax professional to determine whether this is true in your own situation. Similarly, dividends paid by the Portfolios (including the Tax-Exempt and Municipal Portfolios) may be taxable under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes.

                RISKS, SECURITIES AND TECHNIQUES

                This section takes a closer look at some of the types of securities in which the Portfolios may invest and their related risks. It also explores the various investment techniques that the investment management team may, but is not required to, use. The Portfolios may invest in other securities and are subject to further restrictions and risks which are described in the Statement of Additional Information. The investment objective of the Municipal Portfolio may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in the Portfolio having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Portfolio. The investment objectives of the other Portfolios may not be changed without shareholder approval.


--------------------------------------------------------------------------------

                Asset-Backed Securities. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, municipal securities and other financial assets. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or other credit enhancements.


                Investment strategy. The Diversified Assets Portfolio, Tax-Exempt Portfolio and Municipal Portfolio may purchase various types of asset-backed securities that are "Eligible Securities" as defined by the SEC. The Government Portfolio may only purchase asset-backed securities (such as mortgage-backed securities) that are guaranteed by the U.S. government, its agencies or instrumentalities.


                Special risks. In addition to credit and market risk, asset-backed securities usually involve prepayment risk because the underlying assets (loans) may usually be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit

--------------------------------------------------------------------------------

                support, or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities may involve certain risks not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

            Borrowings and Reverse Repurchase Agreements. The Portfolios may borrow money from banks and may enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of money market securities held by a Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest).


                Investment strategy. Each Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets. Each Portfolio may also borrow up to an additional 5% of its total assets for temporary purposes. The Portfolios may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.


                Special risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the net asset value of the Portfolios' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

            Custodial Receipts for Treasury Securities. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest or principal payments on the U.S. Treasury securities.


                Investment strategy. The Government, Diversified Assets, Tax-Exempt and Municipal Portfolios may purchase custodial receipts. Investments by the Government Portfolio in custodial receipts will not exceed 35% of the value of its total assets.


                Special risks. Like other stripped obligations, custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.


            Derivatives. Each Portfolio may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived from -- or based upon -- the performance of underlying assets, interest rates, or indices. Derivatives include structured debt obligations such as collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments.

--------------------------------------------------------------------------------


                Investment strategy. A Portfolio will invest in derivatives only if the potential risks and rewards are consistent with the Portfolio's objective, strategies and overall risk profile.

                Special risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio's derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been recently developed and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the investment management team is accurate.

            Diversification. Diversifying its holdings can help a Portfolio reduce the risks of investing. In accordance with current SEC regulations, each Portfolio will not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Portfolio may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three Business Days. These limitations do not apply to cash, certain repurchase agreements, U.S. government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not "First Tier Securities" as defined by the SEC are subject to different diversification requirements as described in the Statement of Additional Information.

            Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Portfolio may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Portfolio and its shareholders.

            Foreign Securities. The Diversified Assets Portfolio may invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers, including foreign governments, or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks, foreign branches of U.S. banks and foreign corporations. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies.

                Investment strategy. Investments by the Diversified Assets Portfolio in foreign issuer obligations will not exceed 50% of the Portfolio's total assets measured at the time of purchase.

                Special risks. Foreign securities involve special risks and costs. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

                Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with less complete financial information about the

--------------------------------------------------------------------------------

                issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, possible seizure or nationalization of foreign holdings or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

            Illiquid or Restricted Securities. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

                Investment strategy. Each Portfolio may invest up to 10% of its net assets in securities that are illiquid. A domestically traded security which is not registered under the 1933 Act will not be considered illiquid if the Investment Adviser determines that an adequate trading market exists for that security. If otherwise consistent with their investment objectives and policies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as Northern determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.

                Special risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in Rule 144A Securities and commercial paper available to qualified institutional buyers could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

            Insurance Funding Agreements. An insurance funding agreement ("IFA") is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Portfolio for a set time period.

                Investment Strategy. The Diversified Assets Portfolio may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

                Special risks. IFAs are not insured by a government agency -- they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, an active secondary market in IFAs does not currently exist. This means that it may be difficult to sell an IFA at an appropriate price.

            Investment Companies. In connection with the management of their daily cash positions, the Portfolios may invest in shares of other money market funds which invest in short-term, high quality debt securities and securities issued by other investment companies consistent with their investment objectives and policies.

                Investment strategy. Investments by a Portfolio in other money market funds will be subject to the limitations of the

--------------------------------------------------------------------------------
   Investment Company Act of 1940. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in an open-end investment company that has the same investment objective, policies and fundamental restrictions as the Portfolio.

   Special risks. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any other investor in that company. It would also bear a proportionate share of any fees or expenses paid by that company. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

Municipal and Related Instruments. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds are also payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.

Municipal instruments also include "moral obligation" bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee.


The Tax-Exempt Portfolio and Municipal Portfolio each may acquire "stand-by commitments" relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise their rights for trading purposes.


   Investment strategy. Although it is not their current policy to do so on a regular basis, in connection with its investments in municipal instruments, the Tax-Exempt and Municipal Portfolios may each invest more than 25% of its total assets in municipal instruments the interest upon which is paid solely from revenues of similar projects. However, neither the Tax-Exempt nor the Municipal Portfolios intends to invest more than 25% of the value of its total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

   The Diversified Assets Portfolio may invest up to 5% of its net assets in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Diversified Assets

--------------------------------------------------------------------------------
   Portfolio on such investments will be taxable to shareholders.

   Special risks. Municipal instruments purchased by the Tax-Exempt and Municipal Portfolios may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign (as well as domestic) banks, insurance companies and other financial institutions. If the credit quality of these banks and financial institutions declines, a Portfolio could suffer a loss to the extent that the Portfolio is relying upon this credit support. Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S banks.

   In addition, when a substantial portion of a Portfolio's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which are otherwise related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.

Repurchase Agreements. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

   Investment strategy. Each Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Portfolio acquires the securities.

   Special risks. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Portfolio could suffer losses if a court determines that the Portfolio's interest in the collateral is not enforceable.

Securities Lending. In order to generate additional income, the Portfolios may lend securities on a short-term basis to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

   Investment strategy. Securities lending may represent no more than one-third the value of a Portfolio's total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.

   Special risks. The main risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Portfolio could experience delays in recovering its securities and may possibly incur a capital loss. In addition, a Portfolio may incur a loss in reinvesting the cash collateral it receives.

Stripped Obligations. These securities are issued by the U.S. government (or agency or instrumentality), foreign governments or banks and other financial institutions. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed

--------------------------------------------------------------------------------
securities, which are derivative multi-class mortgage securities.

   Investment strategy. Each of the Portfolios may purchase stripped securities.

   Special risks. Stripped securities are very sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in mortgage prepayments could severely depress the price of certain stripped mortgage-backed securities and adversely affect the Portfolios' investment performance.

United States Government Obligations. These include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. These also include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities. Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

   Investment strategy. To the extent consistent with its investment objective, each Portfolio may invest in a variety of U.S. Treasury obligations and obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities.

   Special risks. Not all U.S. government obligations carry the same guarantees. Some, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Taxable Investments. Taxable investments include U.S. dollar-denominated obligations of U.S. banks, foreign commercial banks and securities issued or guaranteed by foreign governments; high quality commercial paper and other obligations; high quality corporate bonds and notes; asset-backed securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related custodial receipts; and repurchase agreements relating to the above instruments.

   Investment strategy. The Tax-Exempt and Municipal Portfolios may each invest from time to time, on a temporary basis or for temporary defensive purposes, in short-term taxable instruments that are "Eligible Securities" as defined by the SEC for money market funds.

   Special risks. Dividends paid by the Tax-Exempt and Municipal Portfolios that are derived from interest paid on taxable investments will generally be taxable to each Portfolio's shareholders as ordinary income for Federal income tax purposes. The Tax-Exempt and Municipal Portfolios each may not achieve its investment objective when its assets are invested in taxable obligations.

--------------------------------------------------------------------------------
Variable and Floating Rate Instruments. Variable and floating rate instruments have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where a Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date.

   Investment strategy. Each Portfolio may invest in rated and unrated variable and floating rate instruments to the extent consistent with its investment objective. Unrated instruments may be purchased by a Portfolio if they are determined by the Investment Adviser to be of comparable quality to rated instruments eligible for purchase by the Portfolio. The Portfolios may invest in variable amount master demand notes.

   Special risks. Variable and floating rate instruments are subject to the same risks as fixed income investments, particularly interest rate and credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments.

When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

   Investment strategy. Each Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Portfolios would generally purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

   Special risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the securities may decrease in value by the time they are actually issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase before the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

Appendix

     The financial highlights tables are intended to help you understand the financial performance of a Portfolio's Service Shares and Premier Shares for the period from the date each class was initially issued to the public to November 30, 1999. Certain information reflects financial results for a single Service Share or Premier Share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in Service Shares or Premier Shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report is included in the Portfolios' annual report along with the Portfolios' financial statements. The annual report is available upon request and without charge. As of November 30, 1999, no Premier Shares of the Tax-Exempt and no Service Shares or Premier Shares of the Municipal Portfolio had been issued to the public.

Appendix  continued


Financial Highlights

Government Select Portfolio


                                                                       Service                       Premier
                                                                        Shares                        Shares
                                                                      ...........           ........................
 For the Years Ended November 30,                                       1999 (c)             1999           1998 (d)
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                      $  1.00             $ 1.00            $1.00
 ....................................................................................................................
Income from investment operations:
   Net investment income                                                   0.03               0.03               --
 ....................................................................................................................
Total income from investment operations                                    0.03               0.03               --
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
    Net investment income                                                 (0.03)             (0.03)              --
 ....................................................................................................................
Total distributions to shareholders                                       (0.03)             (0.03)              --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                            $  1.00             $ 1.00            $1.00
Total return (a)                                                           2.72%              3.30%            0.10%
 ....................................................................................................................
Ratio to average net assets of (b):
   Expenses, before waivers and reimbursements                             0.72%              0.98%            0.99%
 ....................................................................................................................
    Expenses, net of waivers and reimbursements                            0.54%              0.80%            0.80%
 ....................................................................................................................
    Net investment income, before waivers and reimbursements               4.33%              4.07%            4.52%
 ....................................................................................................................
    Net investment income, net of waivers and reimbursements               4.51%              4.25%            4.71%
 ....................................................................................................................
Net assets at end of year (in thousands)                                $11,846             $7,417            $ 108
--------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.
(c) For the period May 28, 1999 (Service Shares issue date) through November 30, 1999.
(d) For the period November 23, 1998 (Premier Shares issue date) through November 30, 1998. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

Appendix continued

Financial Highlights

Government Portfolio


                                                                 Service             Premier
                                                                 Shares              Shares
                                                                .........           .........
For the Year Ended November 30,                                 1999 (c)            1999 (d)
---------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $  1.00             $  1.00
 .............................................................................................
Income from investment operations:

  Net investment income                                             0.03                0.04
 .............................................................................................
Total income from investment operations                             0.03                0.04
---------------------------------------------------------------------------------------------
Distributions to shareholders from:

  Net investment income                                            (0.03)              (0.04)
 .............................................................................................
Total distributions to shareholders                                (0.03)              (0.04)
---------------------------------------------------------------------------------------------
Net asset value, end of year                                     $  1.00             $  1.00

Total return (a)                                                    3.03%               4.56%
 .............................................................................................
Ratio to average net assets of (b):

  Expenses, before waivers and reimbursements                       0.72%               0.98%
 .............................................................................................
  Expenses, net of waivers and reimbursements                       0.69%               0.95%
 .............................................................................................
  Net investment income, before waivers and reimbursements          4.38%               4.12%
 .............................................................................................
  Net investment income, net of waivers and reimbursements          4.41%               4.15%
 .............................................................................................
Net assets at end of year (in thousands)                         $32,555             $44,575
---------------------------------------------------------------------------------------------


(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.
(c) For the period April 1, 1999 (Service Shares issue date) through November 30, 1999.
(d) For the period December 15, 1998 (Premier Shares issue date) through November 30, 1999.

Appendix continued

Financial Highlights

Diversified Assets Portfolio


                                                                    Service              Premier
                                                                    Shares                Shares
                                                             ......................... .............
For the Years Ended November 30,                               1999         1998 (c)       1999 (d)
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                           $  1.00         $ 1.00         $ 1.00
 ....................................................................................................
Income from investment operations:
   Net investment income                                        0.05           0.02           0.03
 ....................................................................................................
Total income from investment operations                         0.05           0.02           0.03
----------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                       (0.05)         (0.02)         (0.03)
 ....................................................................................................
Total distributions to shareholders                            (0.05)         (0.02)         (0.03)
----------------------------------------------------------------------------------------------------
Net asset value, end of year                                 $  1.00         $ 1.00         $ 1.00
Total return (a)                                                4.68%          1.76%          2.57%
 ....................................................................................................
Ratio to average net assets of (b):
   Expenses, before waivers and reimbursements                  0.72%          0.72%          0.98%
 ....................................................................................................
   Expenses, net of waivers and reimbursements                  0.69%          0.69%          0.95%
 ....................................................................................................
   Net investment income, before waivers and reimbursements     4.52%          4.91%          4.26%
 ....................................................................................................
   Net investment income, net of waivers and reimbursements     4.55%          4.94%          4.29%
 ....................................................................................................
Net assets at end of year (in thousands)                     $59,815         $7,060         $4,552
----------------------------------------------------------------------------------------------------


(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.
(c) For the period July 1, 1998 (Service Shares issue date) through November 30, 1998.
(d) For the period April 1, 1999 (Premier Shares issue date) through November 30, 1999.

Appendix continued

Financial Highlights

Tax-Exempt Portfolio


                                                                       Service
                                                                       Shares
                                                                      .........
For the Year Ended November 30,                                        1999 (c)
-------------------------------------------------------------------------------
Net asset value, beginning of year                                     $  1.00
 ...............................................................................
Income from investment operations:

  Net investment income                                                   0.02
 ...............................................................................
Total income from investment operations                                   0.02
-------------------------------------------------------------------------------
Distributions to shareholders from:

  Net investment income                                                  (0.02)
 ...............................................................................
Total distributions to shareholders                                      (0.02)
-------------------------------------------------------------------------------
Net asset value, end of year                                           $  1.00

Total return (a)                                                          1.58%
 ...............................................................................
Ratio to average net assets of (b):

  Expenses, before waivers and reimbursements                             0.73%
 ...............................................................................
  Expenses, net of waivers and reimbursements                             0.69%
 ...............................................................................
  Net investment income, before waivers and reimbursements                2.67%
 ...............................................................................
  Net investment income, net of waivers and reimbursements                2.71%
 ...............................................................................
Net assets at end of year (in thousands)                               $35,536
-------------------------------------------------------------------------------


(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.
(c) For the period May 13, 1999 (Service Shares issue date) through November 30, 1999.

                                                                      APPENDICES

For More Information


--------------------------------------------------------------------------------
        ANNUAL/     Additional information about the Portfolios'
     SEMIANNUAL     investments is available in the Portfolios'
         REPORT     annual and semiannual reports to shareholders.


--------------------------------------------------------------------------------

   STATEMENT OF     Additional information about the Portfolios and their
     ADDITIONAL policies is also available in the Portfolios' Statement of INFORMATION Additional Information ("SAI"). The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).


                    The Portfolios' annual and semiannual reports and the SAI are available free upon request by calling (800) 637-1380.


                    To obtain other information and for shareholder inquiries:


                    By telephone -- Call (800) 637-1380



                    By mail -- Northern Institutional Funds
                               P.O. Box 75943
                               Chicago, IL 60675-5943

                    On the Internet -- Text-only versions of the Portfolios' documents are available on the SEC's website at http://www.sec.gov

                    You may review and obtain copies of Trust documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Trust documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

                    Northern
                    Institutional Funds
                    PREMIER SHARES AND SERVICE SHARES PROSPECTUS
                    811-3605

INVESTMENT ADVISERS
The Northern Trust Company
Northern Trust Quantitative Advisors, Inc.
50 South LaSalle Street
Chicago, Illinois 60675



TRANSFER AGENT
AND CUSTODIAN
The Northern Trust Company




NIF PREPRO0400

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                                SERVICE SHARES
                                PREMIER SHARES

                         NORTHERN INSTITUTIONAL FUNDS

                          GOVERNMENT SELECT PORTFOLIO
                             GOVERNMENT PORTFOLIO
                         DIVERSIFIED ASSETS PORTFOLIO
                             TAX-EXEMPT PORTFOLIO
                              MUNICIPAL PORTFOLIO


     This Statement of Additional Information dated April 1, 2000 (the "Additional Statement") is not a prospectus. Copies of the prospectuses dated April 1, 2000 for the Service Shares and Premier Shares of the Government Select, Government, Diversified Assets, Municipal and Tax-Exempt Portfolios (the "Portfolios") of Northern Institutional Funds (each, a "Prospectus") may be obtained without charge by calling 1-800-637-1380 (toll-free). Each Portfolio also offers one additional share class, Shares, which is described in a separate statement of additional information. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

     The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1999 (except for Municipal Portfolio, which did not commence operations during the period)are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling 1-800-637-1380 (toll-free).

                                     INDEX

                                                                          Page
                                                                          ----
ADDITIONAL INVESTMENT INFORMATION.......................................    3
     Classification and History.........................................    3
     Investment Objectives, Strategies and Risks........................    3
     Investment Restrictions............................................   15
ADDITIONAL TRUST INFORMATION............................................   18
     Trustees and Officers..............................................   18
     Investment Adviser, Transfer Agent and Custodian...................   26
     Portfolio Transactions.............................................   30
     Co-Administrators and Distributor..................................   31
     Counsel and Auditors...............................................   34
     In-Kind Purchases and Redemptions..................................   34
     Third-Party Fees and Requirements..................................   35
PERFORMANCE INFORMATION.................................................   35
AMORTIZED COST VALUATION................................................   39
DESCRIPTION OF SERVICE SHARES AND PREMIER SHARES........................   40
ADDITIONAL INFORMATION CONCERNING TAXES.................................   45
     General............................................................   45
     Special Tax Considerations Pertaining to the Tax-Exempt Portfolio..   46
     Foreign Investors..................................................   48
     Conclusion.........................................................   48
SERVICE PLAN............................................................   49
OTHER INFORMATION.......................................................   50
FINANCIAL STATEMENTS....................................................   51
APPENDIX A                                                                A-1

                                ----------------

No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering of Service Shares and Premier Shares made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Portfolios seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

                       ADDITIONAL INVESTMENT INFORMATION

Classification and History

     Northern Institutional Funds (the "Trust") is an open-end, management investment company. Each Portfolio is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

     Each Portfolio is a series of the Trust, which was formed as a Delaware business trust on July 1, 1997 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust, is the result of a reorganization of a Massachusetts business trust known as The Benchmark Funds on March 31, 1998. The Trust's name was changed from The Benchmark Funds to the Northern Institutional Funds on July 15, 1998. The Trust also offers six fixed income, one balanced, and nine equity portfolios, which are not described in this document.

Investment Objectives, Strategies and Risks

     The following supplements the investment objectives, strategies and risks of the Portfolios as set forth in the Prospectus. The investment objective of each Portfolio (except Municipal Portfolio) may not be changed without the vote of the majority of the Portfolio's outstanding shares. Except as expressly noted below, however, each Portfolio's investment policies may be changed without shareholder approval.

Commercial Paper, Bankers' Acceptances, Certificates of Deposit and Time
Deposits

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party.

     As stated in the Prospectus, the Diversified Assets Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee Bas"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

     The Diversified Assets Portfolio may also invest in high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Group, Inc. ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), Duff 2 or higher by Duff & Phelps Credit Rating Co. ("D&P"), F-2 or higher by Fitch IBCA, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW"). The Diversified Assets Portfolio may also invest in rated and unrated corporate bonds, notes, paper and other instruments that are of comparable quality to the commercial paper permitted to be purchased by the Portfolio.

Zero Coupon Bonds

     To the extent consistent with their investment objectives, the Portfolios may invest in zero coupon bonds. Zero coupon bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree of changes in interest rates than interest bearing securities having similar maturities and credit quality.

     Zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, a Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, a Portfolio is nonetheless required to accrue income on such investment for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy Federal tax distribution requirements applicable to the Portfolio.

Asset-Backed Securities

     To the extent described in the Prospectus, the Diversified Assets, Tax-Exempt and Municipal Portfolios may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such difficulties are not, however, expected to have a significant effect on the Diversified Assets, Tax-Exempt and Municipal Portfolios since the remaining maturity of any asset-backed security acquired, as calculated under applicable SEC regulations, will be 397 days or less.

     Asset-backed securities acquired by the Diversified Assets, Tax-Exempt and Municipal Portfolios may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Portfolio will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of FNMA and are not backed by or entitled to full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Supranational Bank Obligations

     The Diversified Assets, Municipal and Tax-Exempt Portfolios may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the International Bank for Reconstruction and Development). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

U.S. Government Obligations

     Examples of the types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, and the Maritime Administration.

     Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are also deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any agency or instrumentality thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.

     To the extent consistent with its investment objectives, the Portfolios may invest in a variety of US. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies and instrumentalities. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

Custodial Receipts for Treasury Securities

     The Portfolios (other than the Government Select Portfolio) may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

U.S. Treasury STRIPS

     The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. All Portfolios, including the Government Select Portfolio, may acquire securities registered under the STRIPS program.

Bank and Deposit Notes

     The Diversified Assets Portfolio may purchase bank and deposit notes. Bank notes rank junior to deposit liabilities of banks and pari passu with other
                                                      ---- -----
senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Variable and Floating Rate Instruments

     With respect to the variable and floating rate instruments that may be acquired by the Portfolios as described in the Prospectus, Northern Trust Company (the "Investment Adviser" or "Northern") will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is of "high quality," the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Portfolios will invest in variable and floating rate instruments only when Northern deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by Northern to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Portfolios. In determining weighted average portfolio maturity, an instrument may, subject to the Securities and Exchange Commission's (the "SEC") regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Portfolio include variable amount master demand notes, which permit the indebtness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

     Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio's limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days absent a reliable trading market.

Investment Companies

     With respect to the investments of the Portfolios in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act), or
(b)(i) not more than 5% of the value of the total assets of a Portfolio will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio.

     Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

     If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

     A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust.

Repurchase Agreements

     Each Portfolio may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered loans under the 1940 Act. Securities subject to repurchase agreements are held either by the Trust's custodian (or subcustodian, if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements

     Each Portfolio may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Securities Lending

     Collateral for loans of portfolio securities made by a Portfolio may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

Forward Commitments and When-Issued Securities

     Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

     A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities.
If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.

     When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments until three days prior to the settlement date, or otherwise cover its position. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

Insurance Funding Agreements

     The Diversified Assets Portfolio may invest in insurance funding agreements ("IFAs"). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist.

Yields and Ratings

     The yields on certain obligations, including the money market instruments in which the Portfolios invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, D&P, Fitch and TBW represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this document.

     Subject to the limitations stated in the Prospectus, if a security held by the Portfolio undergoes a rating revision, the Portfolios may continue to hold the security if the Investment Adviser determines such retention is warranted.

Municipal Instruments

     Municipal instruments are high quality, short-term instruments, the interest on which is, in the opinion of bond counsel to the issuers, exempt from Federal income tax. Opinions relating to the validity of municipal instruments and to Federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance.
Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

     Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

     Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

     Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser, under the supervision of the Trust's Board of Trustees, will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be cancelled.

     The Tax-Exempt and Municipal Portfolios may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Municipal bonds with a series of maturity dates are called Serial Bonds. The Tax-Exempt Portfolio and the Municipal Portfolio may purchase Serial Bonds and other long-term securities provided that they have a remaining maturity meeting the Portfolios' maturity requirements. The Portfolios may also purchase long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Portfolios obtain at the time of purchase the right to put the bond back to the issuer or a third party at par at least every thirteen months. Put Bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Portfolios might hold long-term Put Bonds on which defaults occur following acquisition by the Portfolios.

     Municipal instruments purchased by the Tax-Exempt Portfolio and Municipal Portfolio may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause loss to a Portfolio that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

     The Tax-Exempt Portfolio and Municipal Portfolio may invest in fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, AA or higher by D&P or F-2 or higher by Fitch and tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, Duff 2 or higher by D&P or F-2 or higher by Fitch. The Tax-Exempt Portfolio and Municipal Portfolio may also invest in rated and unrated municipal bonds, notes, paper or other instruments that are of comparable quality to the tax-exempt commercial paper permitted to be purchased by the Portfolios.

     The Tax-Exempt Portfolio and Municipal Portfolio may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Portfolios may also purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular Federal income tax. Certificates of participation are a type of floating or variable rate obligation that represents interests in a pool of municipal obligations held by a bank.

     An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

     From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the Federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Tax-Exempt and Municipal Portfolios and their liquidity and value. In such an event the Board of Trustees would reevaluate the Portfolios' investment objectives and policies and consider changes in its structure or possible dissolution.

     As stated below, as a matter of fundamental policy, at least 80% of the Tax-Exempt Portfolio and Municipal Portfolio net assets will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, if any, exempt from regular Federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Taxable investments will consist exclusively of instruments that may be purchased by the Diversified Assets Portfolio. The risks associated with these investments are described in the Prospectus.

     Certain of the municipal instruments held by the Municipal and the Tax-Exempt Portfolios may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bond holders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Portfolios may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

     As described in the Prospectus, the Municipal and Tax-Exempt Portfolios may invest in municipal leases, which may be considered liquid under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under the supervision of the Trust's Board of Trustees, will also consider marketability of a municipal lease obligations based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

     Currently, it is not the intention of the Portfolios to invest more than 25% of the value of their total assets in municipal instruments whose issuers are in the same state.

Standby Commitments

     The Tax-Exempt and Municipal Portfolios may enter into standby commitments with respect to municipal instruments held by them, respectively. Under a standby commitment, a dealer agrees to purchase at the Portfolio's option a specified municipal instrument. Standby commitments may be exercisable by the Tax-Exempt and Municipal Portfolios at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

     The Tax-Exempt and Municipal Portfolios expect that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax-Exempt and Municipal Portfolios may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held either Portfolio will not exceed 1/2 of 1% of the value the Portfolio's total assets calculated immediately after each standby commitment is acquired.

     The Tax-Exempt and Municipal Portfolios intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser's opinion, present minimal credit risks. The Tax-Exempt and Municipal Portfolios will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where the Tax-Exempt and Municipal Portfolios pay directly or indirectly for a standby commitment, the Portfolios' costs will be reflected as an unrealized loss for the period during which the commitment is held by the Tax-Exempt and Municipal Portfolios and will be reflected in realized gain or loss when the commitment is exercised or expires.


Illiquid or Restricted Securities

     Each Portfolio may invest up to 10% of its net assets in securities that are illiquid. The Portfolios may purchase commercial paper issued pursuant to
Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Investment Restrictions

     Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

     (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities and (d) loans to affiliates of the Portfolio to the extent permitted by law.

     (2) Purchase or sell real estate or securities issued by real estate investment trusts, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

     (3) Invest in commodities or commodity contracts, except that a Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

     (4) Invest in companies for the purpose of exercising control or management.

     (5) Act as underwriter of securities (except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies).

     (6) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

     (7) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. For the purpose of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(8) Borrow money, except that to the extent permitted by applicable law (a) the Portfolios may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33-1/3% of their total assets (including the amount borrowed) or such percentage permitted by law (b) the Portfolios may borrow up to an additional 5% of their total assets for temporary purposes, (c) the Portfolios may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Portfolios may purchase securities on margin. If due to market fluctuations or other reasons the Portfolios' borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Portfolio will not issue senior securities to the extent such issuance would violate applicable law.

(9) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

                                  *    *    *

     For the purposes of Restriction Nos. 1 and 8 above, the Portfolios expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of April 1, 2000, the Portfolios had not filed such an exemptive application.

     The freedom of action reserved in Restriction No. 7 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for "Eligible Securities" as described in the Prospectus.

     Also, as a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Tax-Exempt Portfolio and Municipal Portfolio, at least 80% of the net assets of the Portfolios will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, exempt from regular Federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Portfolios should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Interest earned on "private activity bonds" that is treated as an item of tax preference under Federal alternative minimum tax will be deemed by the Municipal Portfolio, but will not be deemed by the Tax-Exempt Portfolio, to be exempt from regular Federal income tax for purposes of determining whether the Municipal and Tax-Exempt Portfolios meet this fundamental policy.

     Except to the extent otherwise provided in Investment Restriction No. 7, for the purpose of such restriction in determining industry classification the Trust intends to use the industry classification titles in the Bloomberg Industry Group Classifications.

     In applying Restriction No. 7 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

     Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.

     The Portfolios intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. Government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Portfolio's total assets at the time of purchase, except that 25% of the value of the total assets of each Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, a Portfolio may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Portfolio may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. Government or an agency thereof. In addition, the Tax-Exempt and Municipal Portfolios will limit their investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two nationally recognized statistical rating organizations (each an "NRSRO") (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to First Tier Securities ("Second Tier Securities"), to 5% of its total assets, with investments in any one such issuer being limited to no more than 1% of the Portfolio's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are municipal instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Diversified Assets Portfolio will limit its investments in all Second Tier Securities (that are not subject to a Guarantee) in accordance with the foregoing percentage limitations.

     In addition to the foregoing, each Portfolio is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features.

                          ADDITIONAL TRUST INFORMATION

Trustees and Officers

     The business and affairs of the Trust and each Portfolio are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

Name                                    Position(s)     Principal Occupation(s)
and Address                 Age         with Trust      During Past 5 Years
-----------                 ---         -----------     ----------------------
Richard G. Cline            65          Trustee         Chairman, Hawthorne Investors, Inc. (a
4200 Commerce Court,                                    management advisory services and
Suite 300                                               private investment company) since
Lisle, IL 60532                                         January 1996; Chairman, Hussman
                                                        International, Inc. (a refrigeration
                                                        company) since 1998, Chairman and CEO
                                                        of NICOR Inc. (a diversified public
                                                        utility holding company) from 1986 to
                                                        1995, and President, 1992-1993;
                                                        Chairman, Federal Reserve Bank of
                                                        Chicago from 1992 to 1995; and Deputy
                                                        Chairman from 1995 to 1996. Director:
                                                        Whitman Corporation (a diversified
                                                        holding company); Kmart Corporation
                                                        (a retailing company); Ryerson Tull,
                                                        Inc. (a metals distribution company)
                                                        and University of Illinois Foundation.
                                                        Trustee: Northern Funds.

Edward J. Condon, Jr.       60          Trustee         Chairman of The Paradigm Group, Ltd.
Sears Tower, Suite 9650                                 (a financial advisor) since July 1993;
233 S. Wacker Drive                                     Vice President and Treasurer of Sears,
Chicago, IL 60606                                       Roebuck and Co. (a retail corporation)
                                                        from February 1989 to July 1993;
                                                        Member of Advisory Board of Real-Time
                                                        USA, Inc. (a software development
                                                        company); Member of the Board of
                                                        Managers of The Liberty Hampshire
                                                        Company, LLC (a receivable
                                                        securitization company); Vice Chairman
                                                        and Director of Energenics L.L.C. (a
                                                        waster to energy recycling company).
                                                        Director:  University Eldercare, Inc.
                                                        (an Alzheimer's disease research and
                                                        treatment company); Financial Pacific
                                                        Company (a small business leasing
                                                        company).  Trustee: Dominican
                                                        University. Trustee:  Northern Funds.

Name                                      Position(s)     Principal Occupation(s)
and Address                     Age       with Trust      During Past 5 Years
------------                    ---       ----------      -------------------
Mr. Wesley M. Dixon, Jr.         72       Trustee         Director of Kinship Capital
400 Skokie Blvd., Suite 300                               Corporation (a financial services
Northbrook, Illinois  60062                               company) since 1985 to 1996, Vice
                                                          Chairman and Director of G.D. Searle &
                                                          Co. (manufacture and sale of food
                                                          products and pharmaceuticals) from
                                                          1977 to 1985 and President of G.D.
                                                          Searle & Co. prior thereto.  Trustee:
                                                          Northern Funds.


Mr. William J. Dolan, Jr.       67        Trustee         Partner of Arthur Andersen & Co. S.C.
1534 Basswood Circle                                      (an accounting firm) from 1966 to
Glenview, Illinois  60025                                 1989.  Financial Consultant, Ernst &
                                                          Young (an accounting firm) from 1992
                                                          to 1993 and 1997. Former Director:
                                                          Household Bank from 1995 to 2000;
                                                          First Central National Life Insurance
                                                          Company from 1998 to 2000.  Trustee:
                                                          Northern Funds.

John W. English                 67        Trustee         Private Investor; Vice President and
50-H New England Ave.                                     Chief Investment Officer of The Ford
P.O. Box 640                                              Foundation (a charitable trust) from
Summit, NJ 07902-0640                                     1981 to 1993.  Trustee: The China
                                                          Fund, Inc., Select Sector SPDR Trust;
                                                          WM Funds; American Red Cross in
                                                          Greater New York; Mote Marine
                                                          Laboratory (a non-profit marine
                                                          research facility); and United Board
                                                          for Christian Higher Education in
                                                          Asia. Trustee:  Northern Funds.

Mr. Raymond E. George, Jr.      69*       Trustee         Senior Vice President and Senior
703 Prospect Avenue                                       Fiduciary Officer of The Northern
Winnetka, Illinois  60093                                 Trust Company from 1990 to 1993.
                                                          Trustee: Northern Funds.

Name                                      Position(s)     Principal Occupation(s)
and Address                     Age       with Trust      During Past 5 Years
------------                    ---       ----------      -------------------
Sandra Polk Guthman             56        Trustee         President and CEO of Polk Bros.
420 N. Wabash Avenue                                      Foundation (an Illinois not-for-profit
Suite 204                                                 corporation) from 1993 to present;
Chicago, IL 60611                                         Director of Business Transformation
                                                          from 1992-1993, and Midwestern
                                                          Director of Marketing from 1988-1992,
                                                          IBM (a technology company); Director
                                                          of MB Financial Corp. from 1995 to
                                                          2000 (a bank holding company). Director:
                                                          MBIA Insurance Corporation of Illinois
                                                          (a municipal bond insurance company)
                                                          Trustee:  Northern Funds.

Mr. Michael E. Murphy           63**      Trustee         President of Sara Lee Foundation
Suite 2222                                                (philanthropic organization) since
20 South Clark Street                                     November 1997.  Vice Chairman and
Chicago, Illinois  60603                                  Chief Administrative Officer of Sara
                                                          Lee Corporation (a consumer product
                                                          company) from November 1994 to October
                                                          1997; Vice Chairman and Chief
                                                          Financial and Administrative Officer
                                                          of Sara Lee Corporation from July 1993
                                                          to November 1994. Director: Payless
                                                          Shoe Source, Inc., (a retail shoe
                                                          store business); True North
                                                          Communications, Inc. (a global
                                                          advertising and communications holding
                                                          company); American General Corporation
                                                          (a diversified financial services
                                                          company); GATX Corporation (a railroad
                                                          holding company); Bassett Furniture
                                                          Industries, Inc. (a furniture
                                                          manufacturer) Trustee: Northern Funds.

Mary Jacobs Skinner, Esquire    42***     Trustee         Partner in the law firm of Sidley &
One First National Plaza                                  Austin.  Trustee: Northern Funds.
Chicago, Illinois  06063

Name                                      Position(s)     Principal Occupation(s)
and Address                     Age       with Trust      During Past 5 Years
------------                    ---       ----------      -------------------
William H. Springer             71        Trustee         Vice Chairman of Ameritech (a
701 Morningside Drive                                     telecommunications holding company)
Lake Forest, IL 60045                                     from February 1987 to August 1992;
                                                          Vice Chairman, Chief Financial and
                                                          Administrative Officer of Ameritech
                                                          prior 1987. Director: Walgreen Co. (a
                                                          retail drug store business); Baker,
                                                          Fentress & Co. (a closed-end,
                                                          non-diversified management investment
                                                          company). Trustee: Goldman Sachs
                                                          Trust; Goldman Sachs Variable
                                                          Insurance Trust. Trustee:  Northern
                                                          Funds.

Richard P. Strubel              61        Trustee         President and Chief Operating Officer,
737 N. Michigan Avenue                                    UNext.com (a provider of educational
Suite 1405                                                services via the internet) since 1999;
Chicago, IL 60611                                         Managing Director of Tandem Partners,
                                                          Inc. (a privately held management
                                                          services firm) from 1990 to 1999;
                                                          President and Chief Executive Officer,
                                                          Microdot, Inc. (a privately held
                                                          manufacturing firm) from 1984 to 1994;
                                                          Director: Gildan Activewear, Inc. (an
                                                          athletic clothing marketing and
                                                          manufacturing company); Children's
                                                          Memorial Medical Center. Trustee:
                                                          University of Chicago;  Goldman Sachs
                                                          Trust; Goldman Sachs Variable
                                                          Insurance Trust. Trustee:  Northern
                                                          Funds.

Name                                      Position(s)     Principal Occupation(s)
and Address                     Age       with Trust      During Past 5 Years
------------                    ---       ----------      -------------------
Stephen Timbers                 55****    Chairman and    President of Northern Trust Global
50 South LaSalle Street                   Trustee         Investments, a division of Northern
Chicago, Illinois 60675                                   Trust Corporation and Executive Vice
                                                          President, The Northern Trust Company
                                                          since 1998; President, Chief Executive
                                                          Officer and Director of Zurich Kemper
                                                          Investments (a financial services
                                                          company) from 1996 to 1998; President,
                                                          Chief Operating Officer and Director
                                                          of Kemper Corporation  (a financial
                                                          services company) from 1992 to 1996;
                                                          President and Director of Kemper Funds
                                                          (a registered investment company) from
                                                          1990 to 1998.  Director: LTV
                                                          Corporation (a steel producer).
                                                          Trustee:  Northern Funds.

Jylanne M. Dunne                40        President       Senior Vice President for Distribution
4400 Computer Drive                                       Services at PFPC Inc. ("PFPC")
Westborough, MA 01581                                     (formerly First Data Investor Services
                                                          Group, Inc. ("FDISG")) (since 1988).


Archibald E. King               42        Vice            Senior Vice President and other positions
                                         President        at the Northern Trust Company (since 1979).

Lloyd A. Wennlund               42        Vice            Senior Vice President and other positions
                                          President       at the Northern Trust Company, President
                                                          of Northern Trust Securities, Inc., and
                                                          Managing Executive, Mutual Funds for
                                                          Northern Trust Global Investments (since
                                                          1989).

Brian R. Curran                 32        Vice            Director of Fund Administration at
4400 Computer Drive                       President       PFPC (formerly FDISG) (since 1997);
Westborough, MA 01581                     and             Director of Fund Administration at
                                          Treasurer       State Street Bank & Trust Company
                                                          (February 1997 to October 1997);
                                                          Senior Auditor at Price Waterhouse
                                                          L.L.P. (an accounting firm) (February
                                                          1994 to February 1997).

Name                                      Position(s)     Principal Occupation(s)
and Address                     Age       with Trust      During Past 5 Years
-----------                     ---       ----------      ----------------------
Judith E. Clear                 33        Assistant       Client Treasury Manager of Mutual Fund
4400 Computer Drive                       Treasurer       Administration at PFPC since 1997;
Westborough, MA 01581                                     Compliance Manager at Citizens Trust
                                                          from 1994 to 1996.

Suzanne E. Anderson             27        Assistant       Client Treasury Manager of Mutual Fund
4400 Computer Drive                       Treasurer       Administration at PFPC Inc. (since
Westborough, MA 01581                                     August 1998); Manager of Fund
                                                          Administration at State Street Bank &
                                                          Trust Company (October 1996 to August
                                                          1998); Fund Administrator at State
                                                          Street Bank & Trust Company (October
                                                          1995 to October 1996); Mutual Fund
                                                          Accountant at The Boston Company
                                                          (prior thereto).

Jeffrey A. Dalke                49        Secretary       Partner in the law firm of Drinker
                                                          Biddle & Reath LLP.

Linda J. Hoard                  52        Assistant       Vice President at PFPC (formerly
4400 Computer Drive                       Secretary       FDISG) (since 1998); Attorney
Westborough, MA 01581                                     Consultant for Fidelity Management &
                                                          Research (a financial service
                                                          company); Investors Bank & Trust
                                                          Company (a financial service provider)
                                                          and FDISG (September 1994 to June
                                                          1998).

Therese Hogan                   37        Assistant       Director of the State Regulation
4400 Computer Drive                       Secretary       Department at PFPC (formerly FDISG)
Westborough, MA 01581                                     (since 1994).

* Mr. George is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
** Mr. Murphy is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.

*** Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern.
**** Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or Northern and NTQA.

     Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern, PFPC, Northern Funds Distributors, LLC ("NFD"), and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by Northern under its Advisory Agreement, Transfer Agency Agreement, Custodian Agreement, Foreign Custody Agreement and Co-Administration Agreement with the Trust, by PFPC under its Co-Administration Agreement with the Trust and by NFD under its Distribution Agreement with the Trust, the Trust itself requires no employees.

     Each officer holds comparable positions with certain other investment companies of which NFD, PFPC or an affiliate thereof is the investment adviser, administrator and/or distributor.


     Each Trustee, except Mr. Timbers, earns a quarterly retainer of $6,750 and the Chairman of the Board earns a quarterly retainer of $10,125. Each Trustee, including the Chairman of the Board, earns an additional fee of $2,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

     In addition, the Trustees have established an Audit Committee consisting of two members including a Chairman of the Committee. The Audit Committee members are Messrs. Condon and Strubel (Chairman). Each member earns a fee of $2,500 for each meeting attended and the Chairman earns a quarterly retainer of $1,500.

     Each Trustee will hold office for an indefinite term until the earliest of
(1) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (2) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust, or (3) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the fiscal year of the Trust in which he or she attains the age of 72 years.


     The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also PFPC officers (except Mr. Dalke, Mr King and Mr. Wennlund), receives fees from the Trust for administrative services.

     Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services.

     Northern Trust Company, of which Mr. King and Mr. Wennlund are officers, receives fees from the Trust as investment adviser, custodian, transfer agent and co-administrator.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 1999:

                                                                                                                     Total
                                Government                        Diversified                                     Compensation
                                  Select          Government        Assets       Municipal       Tax-Exempt        from Fund
                                 Portfolio        Portfolio        Portfolio     Portfolio+      Portfolio          Complex
                                 ---------        ---------        ---------     ----------      ---------          -------
Stephen B. Timbers**           $    0            $    0          $     0         n/a            $    0           $     0
William H. Springer             7,950             6,890           19,610         n/a             3,180            53,000
Richard G. Cline                5,925             5,135           14,615         n/a             2,370            39,500
Edward J. Condon, Jr.           6,675             5,785           16,465         n/a             2,670            44,500
John W. English                 5,925             5,135           14,615         n/a             2,370            39,500
Sandra Polk Guthman             5,925             5,135           14,615         n/a             2,370            39,500
Frederick T. Kelsey*            6,675             5,785           16,465         n/a             2,670            44,500
Richard P. Strubel              7,575             6,565           18,685         n/a             3,030            50,500
Wesley M. Dixon, Jr.**              0                 0                0         n/a                 0            22,500
William J. Dolan, Jr.**             0                 0                0         n/a                 0            22,500
Raymond E. George, Jr.**            0                 0                0         n/a                 0            21,250
Michael E. Murphy**                 0                 0                0         n/a                 0            22,500
Mary Jacobs Skinner**               0                 0                0         n/a                 0            22,500

*    Frederick Kelsey retired from the Board of Trustees on November 30, 1999.
** Not a Trustee of the Northern Institutional Funds during the period ended November 30, 1999.
+    Municipal Portfolio did not commence operations during the period.

     The Trust, its investment adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

The Trust does not provide pension or retirement benefits to its Trustees.

Investment Adviser, Transfer Agent and Custodian

     Northern Trust Company (the "Investment Adviser" or "Northern"), a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company, is one of the nation's leading providers of trust and investment management services. As of December 31, 1999, Northern and its affiliates had over $299.1 billion in assets under management for clients including public and private retirement funds, endowments, foundations, trusts, corporations, and individuals. Northern is one of the strongest banking organizations in the United States. Northern believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees, (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of Federal regulations, (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs, and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives.

     Under its Advisory Agreement with the Trust, Northern, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for each Portfolio and placing purchase and sale orders for the portfolio transactions of the Portfolios. In connection with portfolio transactions for the Portfolios, which are generally done at a net price without a broker's commission, Northern's Advisory Agreement provides that Northern shall attempt to obtain the best net price and execution.

     Northern's investment advisory duties for the Trust are carried out through its Trust Department. On occasions when Northern deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by it (including any other Portfolio, investment company or account for which Northern acts as adviser), the Investment Advisory Agreement provides that Northern, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Northern in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Investment Advisory Agreement permits Northern, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of Northern's opinion of the reliability and quality of such broker or dealer.

     The Advisory Agreement provides that Northern may render similar services to others so long as its services under such Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify Northern against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.

     Under its Transfer Agency Agreement with the Trust, Northern has undertaken to (1) answer customer inquiries regarding the current yield of, and certain other matters (e.g. account status information) pertaining to, the Trust, (2) process purchase and redemption transactions, including transactions generated by any service provided outside of the Agreement by Northern, its affiliates or correspondent banks whereby customer account cash balances are automatically invested in shares of the Portfolios, and the disbursement of the proceeds of redemptions, (3) establish and maintain separate omnibus accounts with respect to shareholders investing through Northern or any of its affiliates and correspondent banks and act as transfer agent and perform sub-accounting services with respect to each such account, (4) provide periodic statements showing account balances, (5) mail reports and proxy materials to shareholders,
(6) provide information in connection with the preparation by the Trust of various regulatory reports and prepare reports to the

Trustees and management, (7) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions), (8) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts, (9) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors,
(10) furnish the Trust all pertinent Blue Sky information, (11) perform all required tax withholding, (12) preserve records, and (13) furnish necessary office space, facilities and personnel. Northern may appoint one or more sub-transfer agents in the performance of its services.

     As compensation for the services rendered by Northern under the Transfer Agency Agreement with respect to Service Shares and Premier Shares described in this Additional Statement and the assumption by Northern of related expenses, Northern is entitled to a fee from the Trust, calculated daily and payable monthly, at the following annual rates: (i) .01% of the average daily net asset value of the outstanding Service Shares of each Portfolio; and (ii) .02% of the average daily net asset value of the outstanding Premier Shares of each Portfolio. The transfer agency fee attributable to each class of shares is borne solely by that class. Northern's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that Northern would otherwise receive. Conflict-of-interest restrictions under state and Federal law (including the Employee Retirement Income Security Act of 1974) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Service Shares and Premier Shares of the Portfolios.

     Under its Custodian Agreement with the Trust, Northern (1) holds each Portfolio's cash and securities, (2) maintains such cash and securities in separate accounts in the name of the Portfolio, (3) makes receipts and disbursements of funds on behalf of the Portfolio, (4) receives, delivers and releases securities on behalf of the Portfolio, (5) collects and receives all income, principal and other payments in respect of the Portfolio's securities held by Northern under the Custodian Agreement, and (6) maintains the accounting records of the Trust. Northern may employ one or more subcustodians, provided that Northern, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern and that the responsibility or liability of the subcustodian to Northern shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian. Northern may also appoint agents to carry out such of the provisions of the Custodian Agreement as Northern may from time to time direct, provided that the appointment of an agent shall not relieve Northern of any of its responsibilities under the Agreement.

     As compensation for the services rendered to the Trust by Northern as custodian, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that Northern as custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by Northern as custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment.

     Northern's fees under the Custodian Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

     Unless sooner terminated, each of the Advisory Agreement, Transfer Agency Agreement and Custodian Agreement between Northern and the Trust will continue in effect with respect to a particular Portfolio until April 30, 2000, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) on 60 days written notice to Northern and by Northern on 60 days written notice to the Trust.

     For the fiscal years ended November 30 as indicated, the amount of advisory fees incurred by each Portfolio (except Municipal Portfolio, which did not commence operations during the period) (after fee waivers) was as follows:

                                                 1999              1998            1997
                                                 ----              ----            ----
Government Select Portfolio               $ 1,857,385       $ 1,460,037      $1,018,270
Government Portfolio                        3,854,646         3,337,292       3,243,435
Diversified Assets Portfolio               13,909,480        10,271,332       8,945,126
Tax-Exempt Portfolio                        1,665,500         1,712,721       1,731,407

     In addition, for the fiscal years ended November 30, 1999, 1998 and 1997, Northern waived advisory fees with respect to the Government Select Portfolio in the amounts of $2,786,104, $2,193,181 and $1,527,701, respectively.

     For the fiscal years ended November 30 as indicated, the amount of transfer agency fees incurred by each Portfolio (except Municipal Portfolio, which did not commence operations during the period) was as follows:

                                                 1999              1998            1997
                                                 ----              ----            ----
Government Select Portfolio               $    35,078       $    28,041      $   30,361
Government Portfolio                           36,436            51,087          35,042
Diversified Assets Portfolio                  153,309           182,267         127,270
Tax-Exempt Portfolio                           22,320            28,191          22,028

     For the fiscal years ended November 30 as indicated, the amount of custodian fees incurred by each Portfolio (except Municipal Portfolio, which did not commence operations during the period) was as follows:

                                                 1999              1998            1997
                                                 ----              ----            ----
Government Select Portfolio               $   205,435       $   181,920      $   97,683
Government Portfolio                          176,812           179,186         140,110
Diversified Assets Portfolio                  577,833           425,371         412,075
Tax-Exempt Portfolio                           90,540            86,026         100,513

     Northern is active as an underwriter of municipal instruments. Under the 1940 Act, the Portfolios are precluded, subject to certain exceptions, from purchasing in the primary market those municipal instruments with respect to which Northern is serving as a principal underwriter. In the opinion of Northern, this limitation will not significantly affect the ability of the Portfolios to pursue their respective investment objectives.

     Under a Service Mark License Agreement (the "Agreement") with the Trust, Northern Trust Corporation has agreed that the name "Northern Institutional Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Institutional Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern Institutional Funds."

Portfolio Transactions

     For the fiscal years ended November 30, 1999, 1998 and 1997, all portfolio transactions for the Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolios. Purchases by the Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.

     During the fiscal year ended November 30, 1999, the Diversified Assets Portfolio acquired and sold securities of Bear Sterns & Co., Morgan Stanley Dean Witter & Co., and Lehman Brothers, Inc., each a regular broker/dealer. At November 30, 1999, the Diversified Assets Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Morgan Stanley Dean Witter & Co., with an approximate aggregate market value of $36,619,000.

     During the fiscal year ended November 30, 1999, the Government Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parents.

     During the fiscal year ended November 30, 1999, the Government Select Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parents.

     During the fiscal year ended November 30, 1999, the Tax-Exempt Portfolio did not acquire, sell or own any securities of its regular broker/dealers or their parents.

     During the fiscal year ended November 30, 1999, the Municipal Portfolio had not yet commenced operations.

Co-Administrators and Distributor

     Effective May 1, 1999, Northern and PFPC (formerly FDISG), 4400 Computer Drive, Westborough, Massachusetts 01581, act as co-administrators for the Portfolios under a Co-Administration Agreement with the Trust. Subject to the general supervision of the Trust's Board of Trustees, Northern and PFPC
(the "Co-Administrators") provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (a) maintaining office facilities and furnishing corporate officers for the Trust; (b) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (c) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (d) preparing and submitting reports to the Trust's shareholders and the SEC; (e) preparing and printing financial statements; (f) preparing monthly Portfolio profile reports; (g) preparing and filing the Trust's Federal and state tax returns (other than those required to be filed by the Trust's custodian and transfer agent) and providing shareholder tax information to the Trust's transfer agent; (h) assisting in marketing strategy and product development; (i) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (j) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (k) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (l) monitoring the Trust's arrangements with respect to services provided by Servicing Agents to their customers who are the beneficial owners of shares, pursuant to servicing agreements between the Trust and such Servicing Agents.

     Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Portfolio, computed daily and payable monthly, at an annual rate of .10% of the average daily net assets of each Portfolio. The Co-Administrators will reimburse each Portfolio for its expenses (including administration fees payable to the Co-Administrators, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis .10% of each Portfolio's average daily net assets.

     For the period May 1, 1999, through the fiscal year ended November 30, 1999, the Co-Administrators received fees under their co-administration agreement with the Trust (except for the Municipal Portfolio which did not commence operations during the period) in the amount of:

                                                    May 1, 1999 -
                                                   November 30, 1999
                                                   -----------------

Government Select Portfolio......................         $1,111,703
Government Portfolio.............................            944,829
Diversified Assets Portfolio.....................          3,551,511
Tax-Exempt Portfolio.............................            340,887

     Additionally, for the period May 1, 1999 through the fiscal year ended November 30, 1999, the Co-Administrators voluntarily reimbursed each Portfolio (except for the Municipal Portfolio which did not commence operations during the period) for its expenses reducing administration fees in the following amounts:

                                                     May 1, 1999 -
                                                   November 30, 1999
                                                   -----------------

Government Select Portfolio.......................        $ 325,664
Government Portfolio..............................          272,925
Diversified Assets Portfolio......................          804,125
Tax-Exempt Portfolio..............................          147,691

     Prior to May 1, 1999, Goldman, Sachs & Co. ("Goldman Sachs"), 85 Broad Street, New York, New York 10004, acted as the Trust's administrator pursuant to an administration agreement similar to the Co-Administration Agreement currently in effect with Northern and PFPC. For the fiscal years ended November 30 as indicated, Goldman Sachs received fees under its administration agreement with the Trust in the amount of:

                                              December 1, 1998
                                           through April 30, 1999              1998                 1997
                                           ----------------------              ----                 ----
Government Select Portfolio                      $  745,682                $1,460,037            $1,048,482
Government Portfolio                                597,018                 1,334,907             1,208,401
Diversified Assets Portfolio                      2,012,240                 4,108,503             3,082,370
Tax-Exempt Portfolio                                325,308                   685,084               749,232

     In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs had agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceeded a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during a fiscal year, Goldman Sachs would waive a portion of its administration fees during the following fiscal year. There were no waivers by Goldman Sachs pursuant to this agreement during the last three fiscal years.

     Prior to April 1, 1998, Goldman Sachs had voluntarily agreed to reimburse each Portfolio for its expenses (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as investment adviser and extraordinary expenses) which exceeded on an annualized basis .10% of each Portfolio's average daily net assets.

     Effective April 1, 1998, (upon the offering of the Service and Premier Shares), Goldman Sachs had agreed to reimburse expenses of each Portfolio (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as adviser and transfer agent, payments under the service plan (described below) for Service and Premier Shares, and certain extraordinary expenses) which exceeded on an annualized basis .10% of each Portfolio's average daily net assets.

     For the fiscal years ended November 30 as indicated, the effect of these reimbursements by Goldman Sachs was to reduce other expenses by the following amounts:

                                      December 1,
                                     1998 through
                                    April 30, 1999         1998           1997
                                    --------------         ----           ----
Government Select Portfolio            $221,061         $  544,124      $360,250
Government Portfolio                    206,434            606,764       262,895
Diversified Assets Portfolio            694,265          1,328,789       477,791
Tax-Exempt Portfolio                    129,348            279,774       305,530

     Unless sooner terminated, the Co-Administration Agreement among Northern, PFPC and the Trust will continue in effect until April 30, 2001, and thereafter for successive one-year terms with respect to each Portfolio, provided that the Agreement is approved annually (1) by the Board of Trustees or (2) by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time after April 30, 2001, without penalty by the Trust on at least 60 days written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time after April 30, 2001 without penalty on at least 60 days written notice to the Trust and the other Co-Administrator.

     The Trust may terminate the Co-Administration Agreement prior to April 30, 2001 in the event that the Trust or its shareholders incur damages in excess of $100,000 as a result of the willful misfeasance, bad faith or negligence of the Co-Administrators, or the reckless disregard of their duties under the Agreement. The Trust may also terminate the Co-Administration Agreement prior to April 30, 2001 in the event that the Co-Administrators fail to meet one of the performance standards set forth in the Agreement.

     The Trust has entered into a Distribution Agreement with NFD, under which NFD, as agent, sells shares of each Portfolio on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. NFD is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). PDI, based in West Conshohocken, Pennsylvania, is an independently owned and operated broker-dealer. Between May 1, 1999 and November 30, 1999, First Data Distributors Inc. ("FDDI") acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD. Prior to May 1, 1999, Goldman Sachs acted as the Trust's distributor pursuant to a distribution agreement similar to the Distribution Agreement currently in effect with NFD.

     The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.

     Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Institutional Funds" may be used in connection with Northern Institutional Funds' business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name ("Northern Institutional Funds") to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect NFD will cease using the name "Northern Institutional Funds."

Counsel and Auditors

     Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serve as counsel to the Trust.

     Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases and Redemptions

     Payment for Service Shares and Premier Shares of the Portfolios may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

     Although each Portfolio generally will redeem Service Shares and Premier Shares in cash, each Portfolio reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Portfolio. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

Third-Party Fees and Requirements

     Service and Premier Shares are sold and redeemed without any purchase or redemption charge imposed by the Trust, although Northern and other institutions may charge their customers for services provided in connection with their investments.

     The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers' account agreements with the Institutions. Customers should read the Prospectus in connection with any relevant agreement describing the services provided by an Institution and any related requirements and charges, or contact the Institution at which the Customer maintains its account for further information.

                            PERFORMANCE INFORMATION

     The performance of a class of shares of a Portfolio may be compared to those of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of shares may be compared to data prepared by IBC Financial Data, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares of a Portfolio.

     From time to time, the Portfolios may advertise their "yields" and "effective yields", and the Government Select Portfolio, Municipal Portfolio and Tax-Exempt Portfolio may advertise their "tax-equivalent yields" and "tax-equivalent effective yields". Yield, effective yield, tax equivalent yield and tax-equivalent effective yield are computed separately for each class of shares. Each class of shares has different fees and expenses, and consequently, may have different yields for the same period. These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Portfolio over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

     In arriving at such quotations as to "yield," the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one Service Share or Premier Share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

     "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "effective yield" with respect to the Service Shares and Premier Shares of a Portfolio is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free yield. It is calculated by taking that portion of the seven-day "yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent current yield" will always be higher than the Portfolio's yield.

     "Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent current yield, if more than one stated income tax rate is used.

     The "tax-equivalent effective yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Portfolio's tax-free effective yield. It is calculated by taking that portion of the seven-day "effective yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent effective yield" will always be higher than the Portfolio's effective yield.

     "Tax-equivalent effective yield" is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.

     Quotations of yield, effective yield, tax-equivalent current yield and tax-equivalent effective yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern, its affiliates or correspondent banks on their customers in connection with investments in Service Shares and Premier Shares of the Portfolios are not reflected in the calculation of yields for the Portfolios.

     The annualized yield of each Portfolio (except Municipal Portfolio, which did not commence operations during the period) with respect to Service Shares for the seven-day period ended November 30, 1999 was as follows /1/:

                                Effective   Tax Equivalent    Tax-Equivalent
                        Yield     Yield          Yield       Effective Yield
                        -----   ---------   --------------   ---------------
Government Select
  Portfolio             5.06%     5.19%           n/a               n/a
Government Portfolio    5.06%     5.19%           n/a               n/a
Diversified Assets
  Portfolio             5.09%     5.22%           n/a               n/a
Tax-Exempt Portfolio    3.06%     3.11%          5.02%             5.10%

____________________
/1/ An income tax rate of 39% is used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

     The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information -- Co-Administrators and Distributor" and "-- Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio (except Municipal Portfolio, which did not commence operations during the period) with respect to Service Shares for the same seven-day period would have been as follows /2/:

                                Effective   Tax Equivalent    Tax-Equivalent
                        Yield     Yield          Yield       Effective Yield
                        -----   ---------   --------------   ---------------
Government Select
  Portfolio             4.88%     5.01%           n/a               n/a
Government Portfolio    5.03%     5.16%           n/a               n/a
Diversified Assets
  Portfolio             5.06%     5.19%           n/a               n/a
Tax-Exempt Portfolio    3.02%     3.07%          4.95%             5.03%

     The annualized yield of each Portfolio (except Municipal Portfolio, which did not commence operations during the period) with respect to Premier Shares for the seven-day period ended November 30, 1999 was as follows /3/:

                                Effective   Tax Equivalent    Tax-Equivalent
                        Yield     Yield          Yield       Effective Yield
                        -----   ---------   --------------   ---------------

Government Select
  Portfolio             4.80%     4.92%           n/a               n/a
Government Portfolio    4.80%     4.89%           n/a               n/a
Diversified Assets
  Portfolio             4.83%     4.94%           n/a               n/a
Tax-Exempt Portfolio     n/a       n/a            n/a               n/a

_____________________
/2/ An income tax rate of 39% is used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

/3/ An income tax rate of 39% is used in the calculation of tax-equivalent current yield and tax-equivalent effective yield.

     The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information -- Co-Administrators and Distributor" and "-- Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio (except Municipal Portfolio, which did not commence operations during the period) with respect to Premier Shares for the same seven-day period would have been as follows /4/:

                                Effective   Tax Equivalent    Tax-Equivalent
                        Yield     Yield          Yield       Effective Yield
                        -----   ---------   --------------   ---------------
Government Select
  Portfolio             4.62%     4.74%           n/a             n/a
Government Portfolio    4.77%     4.89%           n/a             n/a
Diversified Assets
  Portfolio             4.80%     4.91%           n/a             n/a
Tax-Exempt Portfolio     n/a       n/a            n/a             n/a

     The Portfolios' yields may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Each Portfolio's yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a class of shares of the Portfolio as compared to comparable classes of shares of other money market funds and other investment vehicles. However, yields of comparable classes of shares of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining yield.

     Each Portfolio may also quote from time to time the total return of its Service Shares or Premier Shares in accordance with SEC regulations.

     The yields and total returns of Service Shares and Premier Shares of each Portfolio will be calculated separately from the yields and total returns of Shares, of each Portfolio, which are not described in this Additional Statement.

                           AMORTIZED COST VALUATION

     As stated in the Prospectus, each Portfolio seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule

___________________
/4/ An income tax rate of 39% is used in the calculation tax-equivalent current yield and tax-equivalent effective yield.

2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if the Portfolio sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

     Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to Northern, has established procedures that are intended, taking into account current market conditions and the Portfolios' investment objectives, to stabilize the net asset value of each Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Portfolio exceeds certain limits or Northern believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act and the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Portfolio, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Portfolio.

     Rule 2a-7 requires that each Portfolio limit its investments to instruments which Northern determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that each Portfolio maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Portfolio to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

               DESCRIPTION OF SERVICE SHARES AND PREMIER SHARES

     The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees may hereafter create series in addition to the Trust's twenty-one existing series, which represent interests in the Trust's twenty-one respective portfolios. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Portfolios: Shares, Service Shares and Premier Shares. This Additional Statement (and the related Prospectus) relates only to the Service Shares and Premier Shares of the five Portfolios discussed herein. For information on the other class of shares in each Portfolio and on the Trust's other investment portfolios, call the toll-free number on page 1.

     Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account - Selling Shares and Account Policies and Other Information" in the Prospectus and under "Amortized Cost Valuation" in this Additional Statement. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Service and Premier Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing Service Shares and Premier Shares of the Portfolios are not issued.

     The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by the matter. A Portfolio is affected by a matter unless it is clear that the interests of each Portfolio in the matter are substantially identical or that the matter does not affect any interest of the Portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding shares of such Portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law. The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trustees will promptly call a meeting of shareholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding shares. To the extent required by law, the Trust will assist in shareholder communications in connection with such a meeting.

     The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

     The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

     The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

     The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the applicable series of the Trust is unable to meet its obligations.

     The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

     In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (b) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (c) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

     As of February 29, 2000, substantially all of the Trust's Portfolios' outstanding shares were held of record by Northern for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, Northern possessed sole or shared voting and/or investment power for its customer accounts with respect to less than 10% of the Trust's outstanding shares. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each class of each Portfolio.

     Northern has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolios' classes as of February 29, 2000:

                                                      Number               Percentage
                                                    of Shares              of Shares
                                                    ---------              ---------
DIVERSIFIED ASSETS PORTFOLIO
     Shares
          MCCA-Western Asset Management            353,714,105.58              5.5%
     Service Shares
          First Mid-Illinois Bank & Trust            7,101,961.29             20.2%
          Merchants National Bank                   15,838,606.52             45.0%
     Premier Shares
          Riverview Community Bank                  11,532,495.64            100.0%

                                                     Number               Percentage
                                                   of Shares               of Shares
                                                   ---------               ---------
GOVERNMENT PORTFOLIO
     Shares
          Grinnell Pooled                          97,866,038.69                5.4%
     Service Shares
          Cole Taylor Bank                          5,011,217.08               39.9%
          Secured Trust                             3,481,422.03               27.7%
          Bankers/West Michigan                       687,102.82                5.5%
     Premier Shares
          Chitenden Bank                           38,732,600.00              100.0%

                                                      Number               Percentage
                                                    of Shares               of Shares
                                                    ---------               ---------
GOVERNMENT SELECT PORTFOLIO
     Shares
          TNT-London FBO Food & Agricultural       169,573,947.00                8.2%
           Organization
     Service Shares
          Cape Coe Bank & Trust                     77,107,301.12               85.7%
          Richfield Bank & Trust Co.                 6,951,975.36                7.7%
     Premier Shares
          South Central Bank & Trust                   236,788.71                5.6%
          Richfield Bank & Trust Co.                 4,018,295.33               94.4%

                                                     Number               Percentage
                                                   of Shares               of Shares
                                                   ---------               ---------
TAX-EXEMPT PORTFOLIO
     Shares
          Tisch                                    27,602,844.78                5.3%
     Service Shares
          Chitenden Bank                           22,205,771.00               73.8%
          Merchants National Bank.                  6,920,658.02               23.0%

                                                        Number               Percentage
                                                      of Shares             of Shares
                                                      ---------             ---------
MUNICIPAL PORTFOLIO
     Shares
          Mercantile National Bank                     3,100,319.00                7.5%
          Indiana Trust & Investment Management Co.    7,321,904.58               17.8%
          Trust Co of Toledo                          28,914,948.04               70.2%

                                                     Number               Percentage
                                                   of Shares              of Shares
                                                   ---------              ---------
TAX-EXEMPT PORTFOLIO
     Shares
          Tisch                                    47,260,209.28                9.3%
     Service Shares
          Chitenden Bank.                          27,742,350.00               75.3%
          Merchants National Bank                   8,694,855.00               23.6%
     Premier Shares
          Richfield Bank & Trust Co.                5,522,453.99               96.1%

                    ADDITIONAL INFORMATION CONCERNING TAXES

General

     Each Portfolio will elect to be taxed separately as a regulated investment company (a "RIC"). To qualify as a RIC, each Portfolio generally must distribute an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income (if any) (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for each year (the "Distribution Requirement") and satisfy certain other requirements.

     Each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities or currencies. Also , at the close of each quarter of the taxable year, it is generally required that at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses. Each Portfolio intends to comply with these RIC requirements.

     If for any taxable year any Portfolio were not to qualify as a RIC, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions by the Portfolio would be taxable to shareholders as ordinary income to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

     The Internal Revenue Code imposes a nondeductible 4% excise tax on RICs that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax. Each Portfolio also intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax.

     The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

Special Tax Considerations Pertaining to the Tax-Exempt and Municipal Portfolios

          Investors in either of Tax-Exempt and Municipal Portfolios should note that taxpayers are required to report the receipt of tax-exempt interest and "exempt-interest dividends" on their Federal income tax returns and that in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum taxes. First, tax-exempt interest and "exempt-interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Second, all tax-exempt interest and "exempt-interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes.

     As described above and in the Prospectus, the Tax-Exempt and Municipal Portfolios are designed to provide investors with Federally tax-exempt interest income.

     Neither the Tax-Exempt Portfolio nor the Municipal Portfolio is intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of these Portfolios would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R.10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Portfolio's dividends being tax-exempt. In addition, the Portfolios may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders.

     In order for the Tax-Exempt and Municipal Portfolios to pay Federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Portfolio must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Exempt or Municipal Portfolios and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Portfolio's taxable year. However, the aggregate amount of dividends so designated by either Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Portfolio during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Tax-Exempt and Municipal Portfolios with respect to any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Portfolio with respect to such year.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt and Municipal Portfolios generally is not deductible for Federal income tax purposes to the extent attributable to exempt-interest-dividends. If a shareholder holds either Tax-Exempt or Municipal Portfolio shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends earned with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Additional Statement.

     The Tax-Exempt and Municipal Portfolios will determine annually the percentages of their net investment income which is exempt from tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which is fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

     Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Tax-Exempt and Municipal Portfolios.

     Income from the Tax-Exempt Portfolio may not be tax-exempt in its entirety and may be subject to taxes in certain jurisdictions.

Foreign Investors

     Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, regardless of the extent, if any, to which the income or gain is derived from non-U.S. investments of the Portfolio. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. Different tax consequences may apply to a foreign shareholder engaged in a U.S. trade or business or present in the U.S. for 183 days or more in a year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

Conclusion

     The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

     Although each Portfolio expects to qualify as a RIC and to be relieved of all or substantially all Federal taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.

                                 SERVICE PLAN

     The Trust, on behalf of the Portfolios, has adopted a Service Plan (the "Plan") with respect to the Service Shares and Premier Shares. Under the Plan, the Trust, on behalf of the Service Shares and the Premier Shares of each Portfolio, is authorized to pay to Northern a monthly or quarterly service fee in respect of (i) administrative support services performed and expenses incurred in connection with such Portfolio's Service Shares and Premier Shares and (ii) personal and account maintenance services performed and expenses incurred in connection with such Portfolio's Premier Shares as set forth below. The fee paid for such services (the "Service Fee") during any one year shall not exceed: (i) .33% of the average daily net asset value of the Service Shares of such Portfolio and (ii) .58% of the average daily net asset value of the Premier Shares of such Portfolio during such period; provided, however, that the fee paid for personal and account maintenance services and expenses shall not exceed
 .25% of the average daily net asset value of the Premier Shares of such Portfolio for such period. Northern will determine the amount of the Service Fee to be paid to one or more brokers, dealers, other financial institutions or other industry professionals (collectively, "Servicing Agents") and the basis on which such payments will be made. Payments to a Servicing Agent will be subject to compliance by the Servicing Agent with the terms of the related Plan agreement entered into by the Servicing Agent. The Service Fees payable pursuant to this Plan shall not pertain to services or expenses which are primarily intended to result in the sales of Service Shares and Premier Shares.

     Payments of the Service Fee with respect to Service Shares and Premier Shares will be used to compensate or reimburse Northern and the Servicing Agents for administrative support services and expenses, which may include without limitation: (i) acting or arranging for another party to act, as recordholder and nominee of Service Shares and Premier Shares of a Portfolio beneficially owned by Customers; (ii) establishing and maintaining individual accounts and records with respect to Service Shares and Premier Shares of a Portfolio owned by Customers; (iii) processing and issuing confirmations concerning Customer orders to purchase, redeem and exchange Service Shares and Premier Shares of a Portfolio; (iv) receiving and transmitting funds representing the purchase price or redemption proceeds of Service Shares and Premier Shares of a Portfolio; (v) processing dividend payments on behalf of Customers; (vi) forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); (vii) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable Federal or state law; (viii) facilitating the inclusion of a Portfolio in investment, retirement, asset allocation, cash management or sweep accounts or similar programs or services offered to their Customers or to Customers of other Servicing Agents; (ix) facilitating electronic or computer trading and/or processing in a Portfolio to their Customers or to Customers of other Servicing Agents; and (x) performing any other similar administrative support services. Payments of the Service Fee with respect to the Premier Shares will also be used to compensate or reimburse Northern and the Servicing Agents for personal and account maintenance services and expenses, which may include, without limitation: (i) providing facilities to answer inquiries and respond to correspondence with Customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Portfolio; (ii) assisting Customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Servicing Agents;
(iii) providing services to Customers intended to facilitate, or improve their understanding of the benefits and risks of, a Portfolio to Customers, including asset allocation and other similar services; (iv) acting as liaison between Customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; and (v) performing any similar personal and account maintenance services.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Servicing Agent's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Service or Premier Shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Service or Premier Shares.

     The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related agreements, most recently re-approved the Plan and the related agreements for each Portfolio at a meeting called for the purpose of voting on such Plan and related agreements on January 27, 1999.

The Plan and related agreement will remain in effect until April 30, 2000 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Board of Trustees in the manner described above. The Plan may be terminated as to the Service Class and the Premier Class at any time by a majority of the non-interested Trustees. A service agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by any party to the agreement on not more than sixty (60) days' written notice to any other party to the agreement. Each service agreement shall terminate automatically if assigned. While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit each Portfolio and holders of Service and Premier Shares of such Portfolio. The Plan provides that the Board of Trustees will review, at least quarterly, a written report of the amount expended under the Plan and the purposes of the expenditures.

                               OTHER INFORMATION

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern and PFPC, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of or claim for damages or other relief asserted against the Trust for violation of any law, legal, tax and auditing fees and expenses, Service Fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

     The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment restriction, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                             FINANCIAL STATEMENTS

     The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1999 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Annual Report may be obtained upon request and without charge by calling 1-800-637-1380 (toll-free). No financial statements are supplied for the Municipal Portfolio because it did not commence operations during the period ended November 30, 1999.

                                  APPENDIX A
                                  ----------


Commercial Paper Ratings
------------------------

     A Standard & Poor's Ratings Group, Inc. ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper that is a permissible investment for the Portfolios:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper that is a permissible investment for the Portfolios:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     The following summarizes the rating categories used by Duff & Phelps Credit Rating Co. ("D&P") for commercial paper that is a permissible investment for the
Portfolios:

     "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     D&P employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category.

     Fitch IBCA ("Fitch") short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations that are permissible investments for the Portfolios:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     Thomson BankWatch, Inc. ("TBW") short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by TBW for short-term obligations that are permissible investments for the Portfolios:

     "TBW-1" - This designation represents TBW's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - This designation represents TBW's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

     The following summarizes the ratings used by S&P's for corporate and municipal debt that are permissible investments for the Portfolios:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     PLUS (+) OR MINUS (-) - The "AA" rating classification may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     The following summarizes the ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal long-term debt that are permissible investments for the Portfolios:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in the rating classification "Aa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     The following summarizes the long-term debt ratings used by D&P for corporate and municipal long-term debt that are permissible investments for the
Portfolios:

     "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     To provide more detailed indications of credit quality, the "AA" and "A" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

     The following summarizes the ratings used by Fitch for corporate and municipal bonds that are permissible investments for the Portfolio:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     To provide more detailed indications of credit quality, the Fitch rating "AA" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

     TBW assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by TBW for long-term debt ratings for those investments which are permissible investments for the Portfolios:

     "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     PLUS (+) OR MINUS (-) - The ratings "AAA" and "AA" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings
----------------------

     A S&P's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by S&P's Ratings Group for municipal notes that are permissible investments for the Portfolios:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's for short-term notes that are permissible investments for the Portfolios:

     "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

     Fitch and D&P use the short-term ratings described under Commercial Paper Ratings for municipal notes that are permissible investments for the Portfolios.

PART C.
                               OTHER INFORMATION

ITEM 23.  EXHIBITS
------------------


The following exhibits are incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (the "Registration Statement") (Accession No. 0000950130-96-001086), Post-Effective Amendment No. 32 to such Registration Statement (Accession No. 0000950130-97-000170), Post-Effective Amendment No. 33 to such Registration Statement (Accession No. 0000950130-97-001306), Post-Effective Amendment No. 34 to such Registration Statement (Accession No. 0000950130-97-002471), Post-Effective Amendment No. 35 to such Registration Statement (Accession No. 0000950131-97-005862), Post-Effective Amendment No. 36 to such Registration Statement (Accession No. 0000950131-98-00216), Post-Effective Amendment No. 37 to such Registration Statement (Accession No. 0000950131-98-00512), Post-Effective Amendment No. 38 to such Registration Statement (Accession No. 0000950131-98-002030), Post-Effective Amendment No. 39 to such Registration Statement (Accession No. 00009150131-99-000461), Post-Effective Amendment No. 40 to such Registration Statement (Accession No. 0000927405-99-000282), Post-Effective Amendment No. 41 to such Registration Statement (Accession No. 0000927405-99-000333) and Post-Effective Amendment No. 43 to such Registration Statement (Accession No. 0000927405-00-000027):

     (a) (1) Agreement and Declaration of Trust dated July 1, 1997 (Accession No. 0000950131-98-00216).

          (2) Amendment No. 1 dated January 27, 1998 to the Agreement and Declaration of Trust (Accession No. 0000950131-99-000461).

          (3) Amendment No. 2 dated May 15, 1998 to the Agreement and Declaration of Trust (Accession No. 0000950131-99-000461).

          (4) Amendment No. 3 dated October 5, 1999 to the Agreement and Declaration of Trust (Accession No. 0000927405-99-000333).

          (5) Amendment No. 4 dated January 24, 2000 to the Agreement and Declaration of Trust (Accession No. 0000927405-00-000027).


     (b)  By-Laws dated July 8, 1997 (Accession No. 0000950131-98-00216).

     (c) Articles IV, V and VII of the Agreement and Declaration of Trust dated July 1, 1997 (Accession No. 0000950131-98-00216).

     (d) (1) Investment Advisory Agreement dated March 31, 1998 between the Registrant and The Northern Trust Company (the "Investment Advisory Agreement") (Accession No. 0000950131-99-000461).

          (2) Addendum No. 1 dated March 31, 1998 to the Investment Advisory Agreement (Accession No. 0000950131-99-000461).

          (3) Addendum No. 2 dated March 31, 1998 to the Investment Advisory Agreement (Accession No. 0000950131-99-000461).

          (4) Addendum No. 3 dated March 31, 1998 to the Investment Advisory Agreement (Accession No. 0000950131-99-000461).

          (5) Addendum No. 4 dated March 31, 1998 to the Investment Advisory Agreement (Accession No. 0000950131-99-000461).

          (6) Addendum No. 5 dated March 31, 1998 to the Investment Advisory Agreement (Accession No. 0000950131-99-000461).

          (7) Addendum No. 6 dated March 31, 1998 to the Investment Advisory Agreement (Accession No. 0000950131-99-000461).

          (8) Assumption Agreement dated April 1, 1998 between The Northern Trust Company and Northern Trust Quantitative Advisors, Inc. (Accession No. 0000950131-99-000461).

          (9) Addendum No. 7 to Investment Advisory Agreement is filed herewith.


     (e)

          (1) Distribution Agreement between the Registrant and Northern Funds Distributors, LLC (Accession No. 0000927405-00-000027).


     (f)  Not Applicable.

     (g) (1) Custodian Agreement dated June 8, 1992 between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

          (2) Addendum No. 1 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

          (3) Addendum No. 2 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

          (4) Addendum No. 3 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-97-002471).

          (5) Addendum No. 4 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-97-005862).

          (6) Addendum No. 5 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

          (7) Addendum No. 6 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

          (8) Addendum No. 7 to the Custodian Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-99-000461).

          (9) Foreign Custody Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

          (10) Addendum No. 1 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-97-002471).

          (11) Addendum No. 2 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

          (12) Addendum No. 3 to the Foreign Custody Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-99-000461).

          (13) Foreign Custody Monitoring Agreement dated March 31, 1998 between the Registrant and The Northern Trust Company (Accession No. 0000950131-99-000461).

          (14) Addendum No. 8 to Custodian Agreement is filed herewith.


     (h) (1) Agreement and Plan of Reorganization between the Registrant and The Benchmark Tax-Exempt Fund (Accession No. 0000950131-98-002030).

          (2) Revised and Restated Transfer Agency Agreement dated January 8, 1993 between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

          (3) Addendum No. 1 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

          (4) Addendum No. 2 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-96-001086).

          (5) Addendum No. 3 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950130-97-002471).

          (6) Addendum No. 4 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-97-005862).

          (7) Addendum No. 5 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-98-002030).

          (8) Addendum No. 6 to the Revised and Restated Transfer Agency Agreement between the Registrant and The Northern Trust Company (Accession No. 0000950131-99-000461).

          (9) Shareholder Servicing Plan for Class C and D Shares and Related Forms of Servicing Agreement (Accession No. 0000927405-00-000027).


          (10) Service Plan for the Service and Premier Classes of Shares and Related Forms of Servicing Agreement (Accession No. 0000927405-00-000027).


          (11) Amended and Restated Co-Administration Agreement dated October 5, 1999 among the Registrant, Northern Trust Company and First Data Investor Services Group, Inc. (now known as PFPC Inc.) (Accession No. 0000927405-00-000027).


          (12) Addendum No. 7 to Revised and Restated Transfer Agency Agreement is filed herewith.


     (i) Opinion of Drinker Biddle & Reath LLP (Accession No. 0000927405-99-000333).

     (j)  (1)  Consent of Drinker Biddle & Reath LLP is filed herewith.

          (2)  Consent of Independent Auditors is filed herewith.


     (k)  None.

     (l) (1) Subscription Agreement with Goldman, Sachs & Co. (Accession No. 0000950131-98-002030).

          (2) Amendment No. 1 to Subscription Agreement with Goldman, Sachs & Co. (Accession No. 0000950131-98-002030).

          (3) Amendment No. 2 to Subscription Agreement with Goldman, Sachs & Co. (Accession No. 0000950131-98-002030).

          (4) Amendment No. 3 to Subscription Agreement with Goldman, Sachs & Co. (Accession No. 0000950131-98-002030).

     (m)  None.

     (n) Amended and Restated Plan pursuant to Rule 18f-3 for Operation of a Multi-Class System (Accession No. 0000927405-99-000333).

     (o) Code of Ethics is filed herewith.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
-----------------------------------------------------------------------

Registrant is controlled by its Board of Trustees.

ITEM 25.  INDEMNIFICATION
-------------------------

Section 3 of Article IV of the Registrant's Agreement and Declaration of Trust provides for indemnification of the Registrant's Trustees and officers under certain circumstances. A copy of such Agreement and Declaration of Trust was filed as Exhibit 1 to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A.

Paragraph 7 of the Investment Advisory Agreement between the Registrant and The Northern Trust Company provides for indemnification of The Northern Trust Company or, in lieu thereof, contribution by the Registrant, under certain circumstances. A copy of the Investment Advisory Agreement was filed as Exhibit
(d)(1) to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A.



Article 10 of the Amended and Restated Co-Administration Agreement dated October 5, 1999 among the Registrant, Northern Trust Company and First Data Investor Services Group, Inc. (now known as PFPC Inc.) provides that the Registrant will indemnify Northern Trust Company and First Data Investor Services Group, Inc. (now known as PFPC Inc.) (each a "Co-Administrator") against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. A copy of the Amended and Restated Co-Administration Agreement was filed as Exhibit
(h)(11) to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A.





Paragraph 3 of the Distribution Agreement dated December 1, 1999 between the Registrant and Northern Funds Distributors, LLC ("NFD") provides that the Registrant will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Registrant by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality. A copy of the Distribution Agreement was filed as Exhibit
(e)(1) to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A.

A mutual fund trustee and officer liability policy purchased by the Registrant insures the Registrant and its Trustees and officers, subject to the policy's coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
--------------------------------------------------------------

The Northern Trust Company, the Registrant's investment adviser, is a full service commercial bank and also provides a full range of trust and fiduciary services. Set forth below is a list of all of the directors, senior officers and those officers primarily responsible for Registrant's affairs of The Northern Trust Company and, with respect to each such person, the name and business address of the company (if any) with which such person has been connected at any time since November 30, 1997, as well as the capacity in which such person was connected.

Northern Trust Quantitative Advisors, Inc. ("NTQA") is an indirect wholly-owned subsidiary of Northern Trust Corporation. The list required by this Item 26 of officers and directors of NTQA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by NTQA pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-333580).


NAME AND POSITION                         NAME AND PRINCIPAL BUSINESS                CONNECTION WITH
WITH INVESTMENT ADVISER                   ADDRESS OF OTHER COMPANY                   OTHER COMPANY
-----------------------                   ------------------------                   -------------
Duane L. Burnham                          Northern Trust Corporation                 Director
Director                                  50 S. LaSalle Street
                                          Chicago, IL  60675

                                          Abbott Laboratories                        Retired Chairman, and
                                          150 Field Drive, Suite 160                 Chief Executive Officer
                                          Lake Forest, IL

                                          Sara Lee Corporation                       Director
                                          3 First National Plaza
                                          Chicago, IL  60602

Dolores E. Cross                          Northern Trust Corporation                 Director
Director                                  50 S. LaSalle Street
                                          Chicago, IL  60675

                                          Chicago State University                   Former President
                                          95th Street at King Drive
                                          Chicago, IL  60643

                                          General Electric Company                   Former President
                                          3135 Easton Turnpike                       GE Fund
                                          Fairfield, CT  06432

                                          The Graduate School and University Center  GE Fund
                                          The City University of NY                  Distinguished Professor of Leadership and
                                          33 W. 42nd Street - Room 1400N             Diversity (7/98-6/99)
                                          New York, NY  10036

                                          Morris Brown College                       President (6/99)
                                          Administration Building, 2nd Floor
                                          643 Martin Luther King Jr. Drive
                                          Atlanta, GA  30314

NAME AND POSITION                         NAME AND PRINCIPAL BUSINESS               CONNECTION WITH
WITH INVESTMENT ADVISER                   ADDRESS OF OTHER COMPANY                  OTHER COMPANY
-----------------------                   ------------------------                  -------------
Susan Crown                               Northern Trust Corporation                Director
Director                                  50 S. LaSalle Street
                                          Chicago, IL  60675

                                          Henry Crown and Company                   Vice President
                                          222 N. LaSalle Street, Suite 2000
                                          Chicago, IL  60601

                                          Baxter International, Inc.                Director
                                          One Baxter Parkway
                                          Deerfield, IL  60015

                                          Illinois Tool Works Inc.                  Director
                                          3600 W. Lake Avenue
                                          Glenview, IL  60025

John R. Goodwin                           NTQA                                      Director, Managing Director
Senior Vice President                     50 S. LaSalle Street                      and Chief Investment Officer
                                          Chicago, IL  60675

Robert S. Hamada                          Northern Trust Corporation                Director
Director                                  50 S. LaSalle Street
                                          Chicago, IL  60675

                                          The University of Chicago                 Dean and Edward Eagle Brown
                                          Graduate School of Business               Distinguished Service Professor of Finance
                                          1101 East 58th Street
                                          Chicago, IL  60637

                                          A.M. Castle & Co.                         Director
                                          3400 North Wolf Road
                                          Franklin, IL  60131

                                          Chicago Board of Trade                    Director
                                          141 West Jackson Boulevard
                                          Chicago, IL  60604

Barry G. Hastings                         Northern Trust Corporation                President,
President,                                50 S. LaSalle Street                      Chief Operating Officer and Director
Chief Operating Officer and Director      Chicago, IL  60675

                                          Northern Trust of California Corporation  Director
                                          355 S. Grand Avenue
                                          Los Angeles, CA  90017

                                          Northern Trust of Florida Corporation     Vice Chairman of the Board
                                          700 Brickell Avenue                       and Director
                                          Miami, FL  33131

                                          Nortrust Realty Management, Inc.          Director
                                          50 S. LaSalle Street, 38th Floor
                                          Chicago, IL  60675

NAME AND POSITION                         NAME AND PRINCIPAL BUSINESS        CONNECTION WITH
WITH INVESTMENT ADVISER                   ADDRESS OF OTHER COMPANY           OTHER COMPANY
-----------------------                   ------------------------           ----------------
Robert A. Helman                          Northern Trust Corporation         Director
Director                                  50 S. LaSalle Street
                                          Chicago, IL  60675

                                          Mayer, Brown & Platt               Partner
                                          190 S. LaSalle Street, 38th Floor
                                          Chicago, IL  60603

                                          Chicago Stock Exchange             Governor
                                          One Financial Plaza
                                          440 S. LaSalle Street
                                          Chicago, IL  60605

                                          Dreyer's Grand Ice Cream, Inc.     Director
                                          5929 College Avenue
                                          Oakland, CA  94618

                                          TC Pipelines GP                    Director
                                          TransCanada Pipeline Tower
                                          111 5th Ave., S.W.
                                          Calgary, Alberta
                                          Canada T2P3Y6

                                          Brambles USA, Inc.                 Director
                                          400 N. Michigan Avenue
                                          Chicago, IL  60611

Arthur L. Kelly                           Northern Trust Corporation         Director
Director                                  50 S. LaSalle Street
                                          Chicago, IL  60675

                                          KEL Enterprises L.P.               Managing Partner
                                          Two First National Plaza
                                          20 S. Clark Street, Suite 2222
                                          Chicago, IL  60603

                                          Bayerische Motoren                 Director
                                          Werke (BMW) A.G. BMW Haus
                                          Petuelring 130
                                          Postfach 40 02 40
                                          D-8000
                                          Munich 40 Germany

                                          Deere & Company                    Director
                                          John Deere Road
                                          Moline, IL  61265

                                          Snap-on Incorporated               Director
                                          2801 80th Street
                                          Kenosha, WI  53140

                                          Thyssen-Krupp Industries AG        Director
                                          Am Thyssenhaus 1
                                          45128 Essen Germany

NAME AND POSITION                         NAME AND PRINCIPAL BUSINESS              CONNECTION WITH
WITH INVESTMENT ADVISER                   ADDRESS OF OTHER COMPANY                 OTHER COMPANY
-----------------------                   ------------------------                --------------
Frederick A. Krehbiel                     Northern Trust Corporation              Director
Director                                  50 S. LaSalle Street
                                          Chicago, IL  60675

                                          DeVry, Inc.                             Director
                                          One Tower Lane
                                          Suite 1000
                                          Oak Brook Terrace, IL  60181

                                          Molex Incorporated                      Chairman,  CEO
                                          2222 Wellington Court                   and Director
                                          Lisle, IL  60532-1682

                                          Tellabs, Inc.                           Director
                                          4951 Indiana Avenue
                                          Lisle, IL  60532

Robert A. LaFleur                         None
Senior Vice President

James J. Mitchell                         The Northern Trust Company of New York  Director
President - Worldwide Operations          40 Broad Street, 8th Floor
and Technology and                        New York, NY  10004
Executive Vice President

William G. Mitchell                       Northern Trust Corporation              Director
Director                                  50 S. LaSalle Street
                                          Chicago, IL  60675

                                          Peoples Energy Corporation              Director
                                          122 South Michigan Avenue
                                          Chicago, IL  60603

                                          The Sherwin-Williams Company            Director
                                          101 Prospect Avenue, N.W.
                                          Cleveland, OH  44115-1075

Edward J. Mooney                          Northern Trust Corporation              Director
Director                                  50 S. LaSalle Street
                                          Chicago, IL  60675

                                          Nalco Chemical Company                  Chairman, Chief Executive Officer,
                                          One Nalco Center                        President and Director
                                          Naperville, IL  60563-1198

                                          FMC Corporation                         Director
                                          200 E. Randolph Drive
                                          Chicago, IL  60601

NAME AND POSITION                         NAME AND PRINCIPAL BUSINESS               CONNECTION WITH
WITH INVESTMENT ADVISER                   ADDRESS OF OTHER COMPANY                  OTHER COMPANY
-----------------------                   ------------------------                 --------------
William A. Osborn                         Northern Trust Corporation               Director
Chairman and                              50 S. LaSalle Street
Chief Executive Officer                   Chicago, IL  60675

                                          Nortrust Realty Management Inc.          Director
                                          50 S. LaSalle Street
                                          Chicago, IL  60675

                                          Northern Futures Corporation             Director
                                          50 S. LaSalle Street
                                          Chicago, IL  60675

                                          NICOR, Inc.                              Director
                                          1844 Ferry Road
                                          Naperville, IL 60566

Sheila A. Penrose                         Northern Trust Global Advisors, Inc.     Director
President -                               29 Federal Street
Corporate and Institutional Services      Stamford, CT  06901
and Executive Vice President

                                          Northern Trust Retirement Consulting     Manager
                                          400 Perimeter Center Terrace, Suite 850
                                          Atlanta, GA  30346

                                          NTQA                                     Director
                                          50 S. LaSalle Street
                                          Chicago, IL  60675

Perry R. Pero                             Northern Futures Corporation             President and Director
Vice Chairman                             50 S. LaSalle Street
and Chief Financial Officer               Chicago, IL  60675

                                          Northern Investment Corporation          President and Director
                                          50 S. LaSalle Street
                                          Chicago, IL  60675

                                          Northern Trust Global Advisors, Inc.     Director
                                          29 Federal Street
                                          Stamford, CT  06901

                                          Northern Trust Securities, Inc.          Director
                                          50 S. LaSalle Street
                                          Chicago, IL  60675

                                          Nortrust Realty Management, Inc.         Director
                                          50 S. LaSalle Street
                                          Chicago, IL  60675

                                          NTQA                                     Director
                                          50 S. LaSalle Street
                                          Chicago, IL  60675

Stephen N. Potter                         NTQA                                     Director and Managing Director
Senior Vice President                     50 S. LaSalle Street
                                          Chicago, IL  60675

Peter L. Rossiter                         None
Executive Vice President
and General Counsel

NAME AND POSITION                         NAME AND PRINCIPAL BUSINESS             CONNECTION WITH
WITH INVESTMENT ADVISER                   ADDRESS OF OTHER COMPANY                OTHER COMPANY
-----------------------                   ------------------------                -------------
Harold B. Smith                           Northern Trust Corporation              Director
Director                                  50 S. LaSalle Street
                                          Chicago, IL  60675

                                          Illinois Tool Works Inc.                Chairman of the Executive Committee and Director
                                          3600 West Lake Avenue
                                          Glenview, IL  60025-5811

                                          W.W. Grainger, Inc.                     Director
                                          5500 West Howard Street
                                          Skokie, IL  60077

                                          Northwestern Mutual Life Insurance Co.  Trustee
                                          720 East Wisconsin Avenue
                                          Milwaukee, WI  53202

William D. Smithburg                      Northern Trust Corporation              Director
Director                                  50 S. LaSalle Street
                                          Chicago, IL  60675

                                          The Quaker Oats Company                 Retired Chairman,
                                          321 North Clark Street                  President and Chief Executive Officer
                                          Chicago, IL  60610

                                          Abbott Laboratories                     Director
                                          One Abbott Park Road
                                          Abbott Park, IL  60064

                                          Corning Incorporated                    Director
                                          Corning, NY  14831

                                          Prime Capital Corporation               Director
                                          10275 W. Higgins Road, Suite 200
                                          Rosemont, IL  60018

James M. Snyder                           NTQA                                    Chairman,
Executive Vice President                  50 S. LaSalle Street                    Chief Executive Officer and Director
                                          Chicago, IL  60675

                                          Northern Trust Global Advisors, Inc.    Director
                                          29 Federal Street
                                          Stamford, CT  06901

Bide L. Thomas                            Northern Trust Corporation              Director
Director                                  50 S. LaSalle Street
                                          Chicago, IL  60675

                                          MYR Group Inc.                          Director
                                          (formerly L.E. Myers Company)
                                          2550 W. Golf Road
                                          Rolling Meadows, IL  60008

                                          R.R. Donnelley & Sons Company           Director
                                          77 West Wacker Drive
                                          Chicago, IL  60601

NAME AND POSITION                         NAME AND PRINCIPAL BUSINESS             CONNECTION WITH
WITH INVESTMENT ADVISER                   ADDRESS OF OTHER COMPANY                OTHER COMPANY
-----------------------                   ------------------------                -------------
Stephen B. Timbers                        Northern Trust Global Advisors, Inc.    Director
President - Northern Trust                29 Federal Street
Global Advisors, Inc.                     Stamford, CT  06901
and Executive Vice President
                                          LTV Steel Co.                           Director
                                          200 Public Square
                                          Cleveland, OH  44114-2308

                                          Zurich-Kemper Investments               Former President and
                                          222 S. Riverside Plaza                  Chief Executive Officer
                                          Chicago, IL  60606

                                          NTQA                                    Director
                                          50 S. LaSalle Street
                                          Chicago, IL  60675

                                          Northern Investment Management Company  President and Director
                                          50 S. LaSalle Street
                                          Chicago, IL  60675

Jeffrey H. Wessel                         NTQA                                    President and Director
Executive Vice President                  50 S. LaSalle Street
                                          Chicago, IL  60675

                                          Northern Trust Global Advisors, Inc.    Director
                                          29 Federal Street
                                          Stamford, CT 06901

                                          Northern Trust Retirement Consulting    Manager
                                          401 Perimeter Center Terrace
                                          Suite 850
                                          Atlanta, Georgia 30346

ITEM 27.  PRINCIPAL UNDERWRITERS
--------------------------------
     (a) Northern Funds Distributors, LLc (the "Distributor"), acts as distributor for Northern Institutional Funds pursuant to a distribution agreement dated December 1, 1999. The Distributor also acts as underwriter for Northern Funds.

     (b) The information required by this Item 27(b) with respect to each director, officer, or partner of Northern Funds Distributors, LLC is incorporated by reference to Schedule A of Form BD filed by Northern Funds Distributors, LLC with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-51242).

     (c)   Not Applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS
------------------------------------------

The Agreement and Declaration of Trust, By-laws and minute books of the Registrant are in the physical possession of PFPC Inc. (formerly First Data Investor Services Group, Inc.), 101 Federal Street, Boston, Massachusetts 02110. Records for Northern Funds Distributors, LLC, the distributor, are located at Four Falls Corporate Center, 6/th/ Floor, West Conshohocken, Pennsylvania 19428-2961. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60675 and NTQA, 50 S. LaSalle Street, Chicago Illinois 60690.

ITEM 29.  MANAGEMENT SERVICES
-----------------------------

Not Applicable.

ITEM 30.  UNDERTAKINGS
----------------------

Not Applicable.

                         NORTHERN INSTITUTIONAL FUNDS

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Institutional Funds, a business trust organized under the laws of The State of Delaware (the "Trust"), does hereby make, constitute and appoint Jylanne M. Dunne, Archibald E. King III, Lloyd A. Wennlund, Brian R. Curran, Jeffrey A. Dalke and Linda J. Hoard, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to the shares of the Trust and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 28th day of March, 2000.


     /s/Richard G. Cline                        /s/Sandra Polk Guthman
     -------------------                        ----------------------
     Richard G. Cline                           Sandra Polk Guthman


     /s/Edward J. Condon, Jr.
     ------------------------                   --------------------
     Edward J. Condon, Jr.                      Michael E. Murphy


     /s/Wesley M. Dixon, Jr.                    /s/Mary Jacobs Skinner
     -----------------------                    ----------------------
     Wesley M. Dixon, Jr.                       Mary Jacobs Skinner


                                                /s/William H. Springer
     -------------------                        ----------------------
     William J. Dolan                           William H. Springer


     /s/John W. English                         /s/Richard P. Strubel
     ------------------                         ---------------------
     John W. English                            Richard P. Strubel


     /s/Raymond E. George, Jr.                  /s/Stephen B. Timbers
     -------------------------                  ---------------------
     Raymond E. George, Jr.                     Stephen B. Timbers

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Post-Effective Amendment No. 44 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 44 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 29th day of March 2000.

NORTHERN INSTITUTIONAL FUNDS

By:   /s/Linda J. Hoard
      -----------------
      Linda J. Hoard
      Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

       Name                 Title                Date
       ----                 -----                ----

/s/Jylanne Dunne        President           March 29, 2000
----------------        ---------
Jylanne Dunne


/s/Brian R. Curran      Vice President      March 29, 2000
------------------
Brian R. Curran         and Treasurer
                        -------------


See attached page for the Trustees' signatures:

RICHARD G. CLINE*          Trustee        March 29, 2000
                           -------
Richard G. Cline


EDWARD J. CONDON*          Trustee        March 29, 2000
                           -------
Edward J. Condon


WESLEY M. DIXON, JR.*      Trustee        March 29, 2000
                           -------
Wesley M. Dixon, Jr.


JOHN W. ENGLISH*           Trustee        March 29, 2000
                           -------
John W. English


RAYMOND E. GEORGE, JR.*    Trustee        March 29, 2000
                           -------
Raymond E. George, Jr.


SANDRA P. GUTHMAN*         Trustee        March 29, 2000
                           -------
Sandra P. Guthman


MARY JACOBS SKINNER*       Trustee        March 29, 2000
                           -------
Mary Jacobs Skinner


WILLIAM H. SPRINGER*       Trustee        March 29, 2000
                           -------
William H. Springer


RICHARD P. STRUBEL*        Trustee        March 29, 2000
                           -------
Richard P. Strubel


STEPHEN B. TIMBERS*        Trustee        March 29, 2000
                           -------
Stephen B. Timbers



*By: /s/Linda J. Hoard                    March 29, 2000
     -----------------
     Linda J. Hoard
     Attorney-in-fact

                                 EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

(d) (9)        Addendum No. 7 to Investment Advisory Agreement

(g) (14)       Addendum No. 8 to Custodian Agreement

(h) (12)       Addendum No. 7 to Revised and Restated Transfer Agency Agreement

(j) (1)        Consent of Drinker Biddle & Reath

(j) (2)        Consent of Independent Auditors

(o)            Code of Ethics